Document and Entity Information	6 Months Ended
Jul. 28, 2012
Entity Information [Line Items]
Document Type	S-4
Amendment Flag	false
Document Period End Date	Jul 28, 2012
Entity Registrant Name	TOYS R US INC
Entity Central Index Key	0001005414
Entity Filer Category	Non-accelerated Filer

CONDENSED CONSOLIDATED BALANCE SHEETS (USD $) In Millions, unless otherwise specified	Jul. 28, 2012		Jan. 28, 2012		Jul. 30, 2011		Jan. 29, 2011
Current Assets:
Cash and cash equivalents	$ 531		$ 701		$ 356		$ 1,013
Accounts and other receivables	317		254		339		255
Merchandise inventories	2,315		2,232		2,442		2,104
Current deferred tax assets	127		128		112		107
Prepaid expenses and other current assets	124		122		155		145
Total current assets	3,414		3,437		3,404		3,624
Property and equipment, net	3,951		4,052		4,081		4,061
Goodwill	448		448		386		384
Deferred tax assets	264		279		214		215
Restricted cash	19		30		16		16
Other assets	558		596		541		532
Total Assets	8,654		8,842	[1]	8,642		8,832	[1]
Current Liabilities:
Accounts payable	1,267		1,447		1,336		1,560
Accrued expenses and other current liabilities	754		916		712		903
Income taxes payable	35		51		42		57
Current portion of long-term debt	985	[2]	315	[2],[3]	171	[2]	570	[3]
Total current liabilities	3,041		2,729		2,261		3,090
Long-term debt	4,479	[4]	4,846	[4]	5,363	[4]	4,718	[4]
Deferred tax liabilities	155		154		120		119
Deferred rent liabilities	350		338		326		310
Other non-current liabilities	247		243		251		252
Temporary Equity-Noncontrolling interest	39		29		0		0
Equity:
Common stock (par value $0.001 and $0.001; shares authorized 55,000,000 and 55,000,000; shares issued and outstanding 49,190,630 and 48,958,133 at January 28, 2012 and January 29, 2011, respectively)			0				0
Treasury stock			(2)				(8)
Additional paid-in capital			35				31
Retained earnings			426				280
Accumulated other comprehensive income			44				40
Total stockholders' equity	343		503		321		343
Total Liabilities, Temporary Equity and Stockholders' Equity	$ 8,654		$ 8,842		$ 8,642		$ 8,832

[1]	We have adjusted our prior year presentation based on a revised allocation of certain assets to Corporate and other which resulted in an increase in Corporate and other of $212 million, a decrease in Domestic of $168 million and a decrease in International of $44 million for fiscal 2010.
[2]	Current portion of Long-term debt as of July 28, 2012 is primarily comprised of $546 million of U.K. real estate senior credit facility due April 7, 2013; $156 million of our Spanish real estate credit facility due February 1, 2013; $95 million of our U.K. real estate junior credit facility due April 7, 2013; and $75 million of our French real estate credit facility due February 1, 2013.
[3]	Current portion of Long-term debt as of January 28, 2012 is primarily comprised of $168 million of our Spanish real estate credit facility and $81 million of our French real estate credit facility due 2012. Current portion of Long-term debt as of January 29, 2011 was primarily comprised of $503 million of the 2011 notes, which were redeemed on June 24, 2011.
[4]	We maintain derivative instruments on certain of our long-term debt, which impact our effective interest rates. Refer to Note 3 entitled "DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES" for further details.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (USD $) In Millions, except Share data, unless otherwise specified	3 Months Ended				6 Months Ended				12 Months Ended
	Jul. 28, 2012		Jul. 30, 2011		Jul. 28, 2012		Jul. 30, 2011		Jan. 28, 2012	Jan. 29, 2011	Jan. 30, 2010
Net sales	$ 2,552		$ 2,648		$ 5,164		$ 5,284		$ 13,909	$ 13,864	$ 13,568
Cost of sales	1,534		1,623		3,149		3,281		8,939	8,939	8,790
Gross margin	1,018		1,025		2,015		2,003		4,970	4,925	4,778
Selling, general and administrative expenses	887		885		1,785		1,782		4,029	3,942	3,730
Depreciation and amortization	100		102		200		200		403	388	376
Other income, net	(12)		(10)		(23)		(20)		(44)	(51)	(112)
Total operating expenses	975		977		1,962		1,962		4,388	4,279	3,994
Operating earnings	43		48		53		41		582	646	784
Interest expense	(103)		(112)		(215)		(240)		(442)	(521)	(447)
Interest income	4		2		8		4		10	7	7
Earnings before income taxes	(56)		(62)		(154)		(195)		150	132	344
Income tax (benefit) expense	(20)		(28)		(58)		(94)		(1)	(35)	40
Net earnings	(36)		(34)		(96)		(101)		151	167	304
Less: Net earnings (loss) attributable to noncontrolling interest									2	(1)	(8)
Net earnings attributable to Toys "R" Us, Inc.									$ 149	$ 168	$ 312
Earnings per common share attributable to common shareholders:
Basic (Note 1)	$ (0.84)	[1]	$ (0.69)	[1]	$ (2.16)	[1]	$ (2.06)	[1]	$ 2.98	$ 3.43	$ 6.37
Diluted (Note 1)	$ (0.84)	[1]	$ (0.69)	[1]	$ (2.16)	[1]	$ (2.06)	[1]	$ 2.91	$ 3.36	$ 6.33
Weighted average shares used in computing per share amounts:
Basic (Note 1)	49,074,991	[1]	48,972,600	[1]	49,035,255	[1]	48,966,304	[1]	48,979,571	48,941,118	48,962,152
Diluted (Note 1)	49,074,991	[1]	48,972,600	[1]	49,035,255	[1]	48,966,304	[1]	50,149,212	49,981,504	49,304,963

[1]	The "Loss per common share attributable to common shareholders" computation includes an adjustment to "Net loss" for changes in the carrying amount of the redeemable Noncontrolling interest for the thirteen and twenty-six weeks ended July 28, 2012. Refer to Note 1 entitled "Basis of presentation" for further details.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS (USD $) In Millions, unless otherwise specified	3 Months Ended		6 Months Ended		12 Months Ended
	Jul. 28, 2012	Jul. 30, 2011	Jul. 28, 2012	Jul. 30, 2011	Jan. 28, 2012	Jan. 29, 2011	Jan. 30, 2010
Net earnings	$ (36)	$ (34)	$ (96)	$ (101)	$ 151	$ 167	$ 304
Other comprehensive (loss) income, net of tax
Foreign currency translation adjustments	(35)	12	(53)	75	12	54	19
Unrealized (loss) gain on hedged transactions	0	0	0	(1)	(2)	15	10
Unrealized actuarial (losses) gains	0	0	0	1	(6)	9	(1)
Total other comprehensive (loss) income, net of tax	(35)	12	(53)	75	4	78	28
Comprehensive income, net of tax	(71)	(22)	(149)	(26)	155	245	332
Less: Comprehensive income (loss) attributable to noncontrolling interest					2	(2)	(8)
Comprehensive income attributable to Toys "R" Us, Inc.					$ 153	$ 247	$ 340

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $) In Millions, unless otherwise specified	6 Months Ended		12 Months Ended
	Jul. 28, 2012	Jul. 30, 2011	Jan. 28, 2012	Jan. 29, 2011	Jan. 30, 2010
Cash Flows from Operating Activities:
Net (loss) earnings	$ (96)	$ (101)	$ 151	$ 167	$ 304
Adjustments to reconcile Net earnings to Net cash (used in) provided by operating activities:
Depreciation and amortization	200	200	403	388	376
Amortization and write-off of debt issuance costs	17	18	35	69	54
Net gains on sales of properties			(3)	(10)	(6)
Deferred income taxes	10	19	(43)	18	(15)
Non-cash portion of impairments, restructuring and other charges			18	23	20
Other	(4)	20	(5)	15	(17)
Changes in operating assets and liabilities:
Accounts and other receivables	34	60	1	(39)	32
Merchandise inventories	(106)	(285)	(92)	(260)	47
Prepaid expenses and other operating assets	19	0	45	31	10
Accounts payable, accrued expenses and other liabilities	(305)	(493)	(182)	(186)	226
Income taxes payable and receivable	(115)	(152)	(9)	4	(17)
Net cash (used in) provided by operating activities	(346)	(714)	319	220	1,014
Cash Flows from Investing Activities:
Capital expenditures	(126)	(141)	(380)	(325)	(192)
(Increase) decrease in restricted cash	10	1	(14)	28	150
Proceeds from sales of fixed assets	8	13	24	26	19
Acquisitions	(15)	0	(70)	(1)	(14)
Cash effect of the consolidation of Labuan			12	0	0
Purchases of long-term investments			(26)	(9)	0
Net cash used in investing activities	(123)	(127)	(454)	(281)	(37)
Cash Flows from Financing Activities:
Long-term debt borrowings	662	1,004	2,236	2,883	3,907
Short-term debt borrowings			0	0	73
Long-term debt repayment	(351)	(827)	(2,396)	(2,841)	(4,354)
Short-term debt repayment			(11)	0	(75)
Short-term borrowings, net	5	0
Capitalized debt issuance costs	(5)	(14)	(14)	(73)	(110)
Purchase of Toys-Japan shares	0	(1)	(1)	(19)	(66)
Other	(2)	(1)	1	(3)	(1)
Net cash provided by (used in) financing activities	309	161	(185)	(53)	(626)
Effect of exchange rate changes on Cash and cash equivalents	(10)	23	8	1	(8)
Cash and cash equivalents:
Net (decrease) increase during period	(170)	(657)	(312)	(113)	343
Cash and cash equivalents at beginning of period	701	1,013	1,013	1,126	783
Cash and cash equivalents at end of period	531	356	701	1,013	1,126
Supplemental Disclosures of Cash Flow Information:
Interest paid			432	437	357
Income taxes paid, net of refunds			66	62	42
Purchases of property and equipment included in Accounts payable and Accrued expenses and other current liabilities			$ 28	$ 28	$ 19

CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS EQUITY (USD $) In Millions		Total	Common Stock Issued Shares		Common Stock Treasury Amount		Additional Paid-in Capital	Total Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Toys R Us, Inc. Stockholders Equity	Noncontrolling Interest
Balance at Jan. 29, 2009		$ (152)			$ 0		$ 19	$ (200)	$ (93)	$ (274)	$ 122
Balance (shares) at Jan. 29, 2009			49
Net earnings (loss)		304						312		312	(8)
Total other comprehensive income (loss), net of tax		28							28	28
Issuance of common stock		7			1		6			7
Stock compensation expense		4					4			4
Repurchase of common stock		(8)			(8)					(8)
Acquisition of 28.12% of Toys-Japan shares		(66)					(4)		20	16	(82)
Balance at Jan. 30, 2010		117			(7)		25	112	(45)	85	32
Balance (shares) at Jan. 30, 2010			49
Net earnings (loss)		167						168		168	(1)
Total other comprehensive income (loss), net of tax		78							79	79	(1)
Issuance of common stock		7			8		(1)			7
Stock compensation expense		5					5			5
Repurchase of common stock		(10)			(9)		(1)			(10)
Acquisition of 28.12% of Toys-Japan shares		(21)					3		6	9	(30)
Balance at Jan. 29, 2011		343			(8)	[1]	31	280	40	343
Balance (shares) at Jan. 29, 2011	[1]		49
Net earnings (loss)		(101)						(101)
Total other comprehensive income (loss), net of tax		75							75
Issuance of restricted stock		0			7	[1]	(7)
Amortization of restricted stock		1					1
Issuance of common stock		1			2	[1]	(1)
Stock compensation expense		2					2
Balance at Jul. 30, 2011		321			1	[1]	26	179	115
Balance (shares) at Jul. 30, 2011	[1]		49
Balance at Jan. 29, 2011		343			(8)	[1]	31	280	40	343
Balance (shares) at Jan. 29, 2011	[1]		49
Net earnings (loss)		151
Total other comprehensive income (loss), net of tax		4							4	4
Issuance of restricted stock		0			7		(7)			0
Amortization of restricted stock		2					2			2
Issuance of common stock		3			1		2			3
Stock compensation expense		7					7			7
Repurchase of common stock		(2)			(2)					(2)
Adjustment of noncontrolling interest to redemption value		(3)						(3)		(3)
Net earnings attributable to Toys "R" Us, Inc.		149						149		149
Balance at Jan. 28, 2012		503			(2)	[1]	35	426	44	503	0
Balance (shares) at Jan. 28, 2012	[1]		49
Net earnings (loss)		(96)						(96)
Total other comprehensive income (loss), net of tax		(53)							(53)
Amortization of restricted stock		2					2
Issuance of common stock		13			17	[1]	(4)
Stock compensation expense		6					6
Restricted stock forfeitures		0			(1)	[1]	1
Repurchase of common stock		(19)			(19)	[1]
Stock award reclassification		(3)					(3)
Adjustment of noncontrolling interest to redemption value		(10)	0	[1]	0	[1]	0	(10)	0
Balance at Jul. 28, 2012		$ 343			$ (5)	[1]	$ 37	$ 320	$ (9)
Balance (shares) at Jul. 28, 2012	[1]		49

[1]	For all periods presented, the par value amount of Common Stock issued is less than $1 million. The number of Common Stock shares in treasury is also less than 1 million.

CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS EQUITY (Parenthetical) (USD $) In Millions, unless otherwise specified	Jul. 28, 2012	Jan. 28, 2012	Jul. 30, 2011	Jan. 29, 2011
Par value amount of Common Stock issued (dollars)		$ 0		$ 0
Maximum
Par value amount of Common Stock issued (dollars)	$ 1	$ 1	$ 1	$ 1
Number of Common Stock shares in treasury (shares)	1	1	1	1

CONDENSED CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Millions, except Per Share data, unless otherwise specified	Jan. 28, 2012	Jan. 29, 2011
Common stock, par value	$ 0.001	$ 0.001
Common stock, shares authorized	55,000,000	55,000,000
Common stock, shares issued and outstanding	49,190,630	48,958,133

Basis of presentation	6 Months Ended	12 Months Ended
	Jul. 28, 2012	Jan. 28, 2012
Basis of presentation

1. Basis of presentation

As used herein, the “Company,” “we,” “us,” or “our” means Toys “R” Us, Inc., and its consolidated subsidiaries, except as expressly indicated or unless the context otherwise requires. The Condensed Consolidated Balance Sheets as of July 28, 2012, January 28, 2012, and July 30, 2011, the Condensed Consolidated Statements of Operations and the Condensed Consolidated Statements of Comprehensive Loss for the thirteen and twenty-six weeks ended July 28, 2012 and July 30, 2011, and the Condensed Consolidated Statements of Cash Flows and the Condensed Consolidated Statements of Stockholders’ Equity for the twenty-six weeks ended July 28, 2012 and July 30, 2011, have been prepared by us in conformity with accounting principles generally accepted in the United States of America (“GAAP”) for interim reporting, and in accordance with the requirements of this Quarterly Report on Form 10-Q. Our interim Condensed Consolidated Financial Statements are unaudited and are subject to year-end adjustments. In the opinion of management, the financial statements include all known adjustments (which consist primarily of normal, recurring accruals, estimates and assumptions that impact the financial statements) necessary to present fairly the financial position at the balance sheet dates and the results of operations for the thirteen and twenty-six weeks then ended. The Condensed Consolidated Balance Sheet at January 28, 2012, presented herein, has been derived from our audited balance sheet included in our Annual Report on Form 10-K for the fiscal year ended January 28, 2012, but does not include all disclosures required by GAAP. These financial statements should be read in conjunction with the consolidated financial statements and footnotes thereto included within our Annual Report on Form 10-K for the fiscal year ended January 28, 2012. The results of operations for the thirteen and twenty-six weeks ended July 28, 2012 and July 30, 2011 are not necessarily indicative of operating results for the full year.

Adoption of New Accounting Standard

In June 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-05, “Comprehensive Income (Topic 220): Presentation of Comprehensive Income” (“ASU 2011-05”), which eliminates the option to report other comprehensive income and its components in the Statement of Changes in Stockholder’s Equity and provides entities with two presentation alternatives. As of January 29, 2012, the Company adopted ASU 2011-05 and modified the presentation of its Condensed Consolidated Financial Statements by electing to present items of net earnings and other comprehensive income in two separate consecutive statements. The presentation and disclosure requirements of ASU 2011-05 were applied retrospectively.

Loss per share

A reconciliation of Net loss to Net loss attributable to common shareholders for the thirteen and twenty-six weeks ended July 28, 2012 and July 30, 2011 is computed as follows:

	13 Weeks Ended		26 Weeks Ended
(In millions)	July 28, 2012	July 30, 2011	July 28, 2012	July 30, 2011
Net loss	$(36)	$(34)	$(96)	$(101)
Less: Adjustment of noncontrolling interest to redemption value	5	—	10	—

Net loss attributable to common shareholders	$(41)	$(34)	$(106)	$(101)

Loss per share is computed as follows (in millions, except for share data):

	13 Weeks Ended
	July 28, 2012			July 30, 2011
	Net Loss Attributable to Common Shareholders	Weighted Average Shares	Per Share Amount	Net Loss Attributable to Common Shareholders	Weighted Average Shares	Per Share Amount
Basic loss per share	$(41)	49,074,991	$(0.84)	$(34)	48,972,600	$(0.69)
Effect of dilutive share-based awards	—	—	—	—	—	—

Diluted loss per share	$(41)	49,074,991	$(0.84)	$(34)	48,972,600	$(0.69)

	26 Weeks Ended
	July 28, 2012			July 30, 2011
	Net Loss Attributable to Common Shareholders	Weighted Average Shares	Per Share Amount	Net Loss Attributable to Common Shareholders	Weighted Average Shares	Per Share Amount
Basic loss per share	$(106)	49,035,255	$(2.16)	$(101)	48,966,304	$(2.06)
Effect of dilutive share-based awards	—	—	—	—	—	—

Diluted loss per share	$(106)	49,035,255	$(2.16)	$(101)	48,966,304	$(2.06)

As a result of the Toys (Labuan) Holding Limited (“Labuan”) acquisition in fiscal 2011, the Company began applying the two-class method of calculating earnings (loss) per share. The two-class method calculates earnings (loss) per share by distinguishing between the classes of securities based on the proportionate participation rights of each award type in our undistributed earnings (loss). The changes in the carrying amount of the redeemable Noncontrolling interest are reflected in earnings (loss) per share using the two-class method, as being akin to a dividend. Diluted earnings (loss) per share is calculated using the more dilutive of the treasury stock method or the two-class method. The application of this method did not have an impact on the prior period loss per share.

Basic loss per share is computed by dividing Net loss attributable to common shareholders by the weighted average number of shares of common stock outstanding during each of the thirteen and twenty-six weeks ended July 28, 2012 and July 30, 2011. Diluted loss per share is determined based on the dilutive effect of share-based awards using the treasury stock method.

For the thirteen weeks ended July 28, 2012 and July 30, 2011, the effect of dilutive stock-based awards would have been approximately 0.9 million and 1.2 million shares, respectively. For the twenty-six weeks ended July 28, 2012 and July 30, 2011, the effect of dilutive stock-based awards would have been approximately 1.0 million and 1.2 million shares, respectively. As the Company incurred a Net loss for the thirteen and twenty-six week periods presented, these incremental shares have been excluded from the computation of diluted loss per share as the effect of their inclusion would be anti-dilutive.

Note 1—Summary of significant accounting policies

Organization

As used herein, the “Company,” “we,” “us,” or “our” means Toys “R” Us, Inc., and its consolidated subsidiaries, except as expressly indicated or unless the context otherwise requires. We are the leading global specialty retailer of toys and juvenile products as measured by Net sales. Toys “R” Us is recognized as the toy and juvenile (including baby) authority. We sell a variety of products in the core toy, entertainment, juvenile, learning and seasonal categories through our retail locations and the Internet. Our brand names are highly recognized in North America, Europe and Asia, and our expertise in the toy and juvenile retail space, our broad range of product offerings, our substantial scale and geographic footprint and our strong vendor relationships account for our market-leading position and distinguish us from the competition.

As of January 28, 2012, we operated 1,502 stores and licensed an additional 151 stores. These stores are located in 36 countries and jurisdictions around the world under the Toys “R” Us, Babies “R” Us and FAO Schwarz banners. In addition, we operate Toys “R” Us Express stores (“Express stores”), smaller format stores primarily open on a short-term basis during the holiday season. We also own and operate websites including Toysrus.com, Babiesrus.com, eToys.com, FAO.com and toys.com, as well as other Internet sites we operate in our international markets.

Our Company was founded in Washington D.C. in 1948 when Charles Lazarus opened a baby furniture store, Children’s Bargain Town. The Toys “R” Us name made its debut in 1957. In 1978, we completed an initial public offering of our common stock. When Charles Lazarus retired as our Chief Executive Officer in 1994, the Company operated or licensed over 1,000 stores in 17 countries and jurisdictions. In 1996, we established the Babies “R” Us brand, further solidifying our reputation as a leading consumer destination for children and their families.

On July 21, 2005, we were acquired through a $6.6 billion merger (the “Merger”) by an investment group led by entities advised by or affiliated with Bain Capital Partners, LLC (“Bain”), Kohlberg Kravis Roberts & Co. L.P. (together with its affiliates, “KKR”) and Vornado Realty Trust (“Vornado”) (collectively, the “Sponsors”). Upon the completion of this acquisition, we became a private company.

Fiscal year

Our fiscal year ends on the Saturday nearest to January 31 of each calendar year. Unless otherwise stated, references to years in this report relate to the fiscal years below:

Fiscal year	Number of weeks	Ended

2011	52	January 28, 2012
2010	52	January 29, 2011
2009	52	January 30, 2010

Basis of presentation

In June 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-05, “Comprehensive Income (Topic 220): Presentation of Comprehensive Income” (“ASU 2011-05”) which eliminated the option to report other comprehensive income and its components in the Statement of Changes in Stockholder’s Equity and provides entities with two presentation alternatives. The Company has adopted ASU 2011-05 and modified the presentation of its Consolidated Financial Statements by electing to present items of net earnings and other comprehensive income in two separate consecutive statements. Additionally, the Company provided enhanced disclosure in Note 8 entitled “ACCUMULATED OTHER COMPREHENSIVE INCOME” and modified the presentation of Schedule I - Parent Company Information to include comprehensive income. The presentation and disclosure requirements of ASU 2011-05 were applied retrospectively.

Principles of consolidation

The Consolidated Financial Statements include the accounts of the Company. We eliminate all inter-company balances and transactions.

Variable interest entities

The FASB Accounting Standards Codification (“ASC”) Topic 810, “Consolidation” (“ASC 810”), requires the consolidation of entities that are controlled by a company through interests other than voting interests. We evaluate our lending vehicles, including our commercial mortgage-backed securities, structured loans and any joint venture interests to determine whether we are the primary beneficiary of a variable interest entity (“VIE”). The primary beneficiary will absorb a majority of the entity’s expected losses, receive a majority of the entity’s expected residual returns, or both, as a result of holding a VIE.

During fiscal 2006, we identified Vanwall Finance PLC (“Vanwall”) as a VIE and concluded that in accordance with ASC 810, Vanwall should not be consolidated. Effective January 31, 2010, the Company adopted ASU 2009-17, “Consolidations (Topic 810)—Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities” (“ASU 2009-17”), which requires an enterprise to perform an analysis to determine whether the enterprise’s variable interest or interests give it a controlling financial interest in a VIE. This analysis identifies the primary beneficiary of a variable interest entity as the enterprise that has (1) the power to direct the activities of a variable interest entity that most significantly impact the entity’s economic performance and (2) the obligation to absorb losses of the entity that could potentially be significant to the variable interest entity or the right to receive benefits from the entity that could potentially be significant to the variable interest entity. In addition, the required changes provide guidance on shared power and joint venture relationships, remove the scope exemption for qualified special purpose entities, revise the definition of a variable interest entity and require additional disclosures.

In accordance with ASU 2009-17, we reassessed our lending vehicles, including our loan from Vanwall and concluded that we were not the primary beneficiary of that VIE. The Company has not identified any subsequent changes to Vanwall’s governing documents or contractual arrangements that would change the characteristics or adequacy of the entity’s equity investment at risk in accordance with ASC 810. Refer to Note 2 entitled “SHORT-TERM BORROWINGS AND LONG-TERM DEBT” for further details.

Use of estimates

The preparation of our Consolidated Financial Statements requires us to make certain estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, expenses and the related disclosures of contingent assets and liabilities as of the date of the Consolidated Financial Statements and during the applicable periods. We base these estimates on historical experience and other factors that we believe are reasonable under the circumstances. Actual results may differ materially from these estimates and such differences could have a material impact on our Consolidated Financial Statements.

Cash and cash equivalents

We consider our highly liquid investments with original maturities of three months or less at acquisition to be cash equivalents. Book cash overdrafts are reclassified to accounts payable.

Restricted cash

Restricted cash represents collateral and other cash that is restricted from withdrawal. As of January 28, 2012 and January 29, 2011, we had restricted cash of $30 million and $16 million, respectively. The increase in restricted cash is primarily the result of collateral held in escrow for a potential post-closing purchase price adjustment related to the Company’s acquisition of a 70% ownership interest in Toys (Labuan) Holding Limited (“Labuan”) from Li & Fung Retailing Limited (“Li & Fung”). Refer to Note 17 entitled “ACQUISITIONS” for further details.

Accounts and other receivables

Accounts and other receivables consist primarily of receivables from vendor allowances and consumer credit card and debit card transactions.

Merchandise inventories

We value our merchandise inventories at the lower of cost or market, as determined by the weighted average cost method. Cost of sales represents the weighted average cost of the individual items sold and is affected by adjustments to reflect current market conditions, merchandise allowances from vendors, estimated inventory shortages and estimated losses from obsolete and slow-moving inventory.

Property and equipment, net

We record property and equipment at cost. Leasehold improvements represent capital improvements made to our leased properties. We record depreciation and amortization using the straight-line method over the shorter of the estimated useful lives of the assets or the terms of the respective leases, if applicable.

We capitalize interest for new store construction-in-progress in accordance with ASC Topic 835, “Interest.” Capitalized interest amounts are immaterial.

Asset retirement obligations

We account for asset retirement obligations (“ARO”) in accordance with ASC Topic 410, “Asset Retirement and Environmental Obligations,” which requires us to recognize a liability for the fair value of obligations to retire tangible long-lived assets when there is a legal obligation to incur such costs. We recognize a liability for ARO, capitalize asset retirement costs and amortize these costs over the life of the assets. As of January 28, 2012 and January 29, 2011, we had approximately $73 million and $69 million, respectively, recorded for ARO.

Goodwill

Details on goodwill by segment are as follows:

(In millions)	January 28, 2012	January 29, 2011

Domestic	$361	$361
International(1)	87	23

Total	$448	$384

(1)	Foreign currency translation accounted for $2 million of the increase.

On October 31, 2011, we acquired a 70% ownership interest in Labuan from Li & Fung which resulted in $62 million of goodwill (included in our Toys “R” Us—International (“International”) segment). Refer to Note 17 entitled “ACQUISITIONS” for further details.

Goodwill is evaluated for impairment annually as of the first day of the fourth quarter of each fiscal year or whenever we identify certain events or circumstances that would more likely than not reduce the fair value of a reporting unit below its carrying amount, in accordance with the provisions of ASC Topic 350, “Intangibles—Goodwill and Other” (“ASC 350”). Events or circumstances that might warrant an interim evaluation include, among other things, significant adverse change in legal factors or in the business climate, adverse action or assessment by a regulator, unanticipated competition, loss of key personnel and it is more likely than not that a reporting unit or a significant portion of a reporting unit will be sold or otherwise disposed of.

In September 2011, the FASB issued ASU No. 2011-08, “Intangibles—Goodwill and Other (Topic 350): Testing Goodwill for Impairment” (“ASU 2011-08”), which amended the rules for testing goodwill for impairment. The new rules provide an entity with the option to first assess qualitative factors for each reporting unit to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount prior to performing the two-step quantitative impairment test. The optional qualitative assessment can be performed at the discretion of management for any or all of the reporting units in any given period. As allowed under the guidance, we early adopted ASU 2011-08 for our fiscal 2011 annual goodwill impairment test.

During the qualitative assessment of our fiscal 2011 annual goodwill impairment test, management concluded it was more likely than not that the fair value of our Toys “R” Us—Domestic (“Domestic”) reporting unit exceeded its carrying value. However, given the Domestic goodwill balance of $361 million, the results of the fourth quarter holiday selling season and the timing of the previous fair value calculated, management decided to calculate a new fair value as of the fiscal year-end. The fair value as of fiscal year-end confirmed the conclusions reached on the qualitative approach taken by management and indicated no goodwill impairment after the date of the annual impairment test. In addition, we also concluded for our Toys “R” Us—Japan, Ltd. (“Toys-Japan”) reporting unit that it was more likely than not that the fair value exceeded its carrying value and noted no goodwill impairment indicators after the date of the annual impairment test.

Debt issuance costs

We defer debt issuance costs, which are classified as non-current other assets, and amortize the costs into Interest expense over the term of the related debt facility. Unamortized amounts at January 28, 2012 and January 29, 2011 were $127 million and $148 million, respectively. Deferred financing fees amortized to Interest expense for fiscals 2011, 2010 and 2009 were $35 million, $69 million and $54 million, respectively, which is inclusive of accelerated amortization due to certain debt repayments and refinancings.

Acquisition of debt securities

During fiscal 2011, we acquired from unaffiliated parties $36 million face value debt securities of Vanwall for approximately $26 million. During fiscal 2010, we acquired from an unaffiliated party $17 million face value debt securities of Vanwall for approximately $9 million. This debt matures on April 7, 2013. These debt securities are included in Other assets within the Consolidated Balance Sheets, classified as held-to-maturity debt and reported at amortized cost.

Insurance risks

We self-insure a substantial portion of our workers’ compensation, general liability, auto liability, property, medical, prescription drug and dental insurance risks, in addition to maintaining third party insurance coverage. Provisions for losses related to self-insured risks are based upon actuarial techniques and estimates for incurred but not reported claims. We record the liability for workers’ compensation on a discounted basis. We also maintain insurance coverage above retention amounts of $15 million for employment practices liability, $8 million for catastrophic events, $5 million for property, $5 million for general liability, $4 million for auto liability and a minimum of approximately $1 million for workers’ compensation to limit the exposure related to such risks. The assumptions underlying the ultimate costs of existing claim losses are subject to a high degree of unpredictability, which can affect the liability recorded for such claims. As of January 28, 2012 and January 29, 2011, we had approximately $91 million and $89 million, respectively, of reserves for self-insurance risk which have been included in Accrued expenses and other current liabilities and Other non-current liabilities in our Consolidated Balance Sheets.

Commitments and contingencies

We are subject to various claims and contingencies related to lawsuits and commitments under contractual and other commercial obligations. We recognize liabilities for contingencies and commitments when a loss is probable and estimable. For additional information on our commitments and contingencies, refer to Note 15 entitled “COMMITMENTS AND CONTINGENCIES.”

Leases

We lease store locations, distribution centers, equipment and land used in our operations. We account for our leases under the provisions of ASC Topic 840, “Leases” (“ASC 840”), which require that leases be evaluated and classified as operating or capital leases for financial reporting purposes. Assets held under capital lease are included in Property and equipment, net. As of January 28, 2012 and January 29, 2011, accumulated depreciation related to capital leases for property and equipment was $47 million and $58 million, respectively.

Operating lease expense is recorded on a straight-line basis over the lease term. At the inception of a lease, we determine the lease term by assuming the exercise of renewal options that are reasonably assured. Renewal options are exercised at our sole discretion. The expected lease term is used to determine whether a lease is capital or operating and is used to calculate straight-line rent expense. Additionally, the useful life of buildings and leasehold improvements are limited by the expected lease term. Refer to Note 9 entitled “LEASES” for further details.

Substantially all of our leases include options that allow us to renew or extend the lease term beyond the initial lease period, subject to terms and conditions agreed upon at the inception of the lease. Such terms and conditions include rental rates agreed upon at the inception of the lease that could represent below or above market rental rates later in the life of the lease, depending upon market conditions at the time of such renewal or extension. In addition, many leases include early termination options, which can be exercised under specified conditions, including upon damage, destruction or condemnation of a specified percentage of the value or land area of the property.

Deferred rent

We recognize fixed minimum rent expense on non-cancelable leases on a straight-line basis over the term of each individual lease starting at the date of possession, including the build-out period, and record the difference between the recognized rental expense and amounts payable under the leases as a deferred rent liability or asset. Deferred rent liabilities are recorded in our Consolidated Balance Sheets in the total amount of $348 million and $321 million at January 28, 2012 and January 29, 2011, respectively, of which $10 million and $11 million are recorded in Accrued expenses and other current liabilities, respectively. Landlord incentives and abatements are included in Deferred rent liabilities and amortized over the term of the lease.

Financial instruments

We enter into foreign exchange forward contracts to minimize the risk associated with currency fluctuations relating to our foreign subsidiaries. We also enter into derivative financial arrangements such as interest rate swaps and interest rate caps to hedge interest rate risk associated with our long-term debt. We account for derivative financial instruments in accordance with ASC Topic 815, “Derivatives and Hedging” (“ASC 815”) and record all derivatives as either assets or liabilities on the Consolidated Balance Sheets measured at estimated fair value and recognize the changes in fair value as unrealized gains and losses. The recognition of these gains and losses depends on our intended use of the derivatives and resulting designation. We record the changes in fair value of derivative instruments, which do not qualify and therefore are not designated for hedge accounting, in our Consolidated Statements of Operations. If we determine that we do qualify for hedge accounting treatment, the following is a summary of the impact on our Consolidated Financial Statements:

•

For designated cash flow hedges, the effective portion of the changes in the fair value of derivatives are recorded in Accumulated other comprehensive income (loss) and subsequently recorded in Interest expense in the Consolidated Statements of Operations at the time the hedged item affects earnings.

•

For designated cash flow hedges, the ineffective portion of a hedged derivative instrument’s change in fair value is immediately recognized in Interest expense in the Consolidated Statements of Operations.

•

For designated fair value hedges, the change in the fair value of the derivative as well as the offsetting change in fair value of the hedged item attributable to the hedged risk are recorded in Interest expense in the Consolidated Statements of Operations.

Refer to Note 3 entitled “DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES” for more information related to our accounting for derivative financial instruments. We did not have significant credit risk related to our financial instruments at January 28, 2012 and January 29, 2011.

Revenue recognition

We generally recognize sales, net of customer coupons and other sales incentives, at the time the customer takes possession of merchandise, either at the point of sale in our stores or at the time the customer receives shipment for products purchased from our websites. We recognize the sale from layaway transactions when our customer satisfies all payment obligations and takes possession of the merchandise. Sales are recorded net of sales, use and value added taxes.

Other revenues of $79 million, $77 million and $79 million for fiscals 2011, 2010 and 2009, respectively, are included in Net sales. Other revenues consist of shipping, licensing fees, warranty and consignment income and non-core product related revenue.

We have license agreements with unaffiliated third party operators located outside the United States. The agreements are largely structured with royalty income paid as a percentage of sales for the use of our trademarks, trade name and branding. Licensing fees for fiscals 2011, 2010 and 2009 were $18 million, $16 million and $14 million, respectively. Labuan accounted for $4 million, $5 million and $4 million of licensing fees in fiscals 2011, 2010 and 2009, respectively.

Reserve for sales returns

We reserve amounts for sales returns for estimated product returns by our customers based on historical return experience, changes in customer demand, known returns we have not received, and other assumptions. The balances of our reserve for sales returns were $10 million at January 28, 2012 and January 29, 2011, respectively.

Cost of sales and selling, general & administrative expenses (“SG&A”)

The following table illustrates what is reflected in each expense category:

“Cost of sales”	“SG&A”

•      the cost of merchandise acquired from vendors;

•      freight in;

•      provision for excess and obsolete inventory;

•      shipping costs to customers;

•      provision for inventory shortages; and

•      credits and allowances from our merchandise vendors.

•      store payroll and related payroll benefits;

•      rent and other store operating expenses;

•      advertising and promotional expenses;

•      costs associated with operating our distribution network, including costs related to transporting merchandise from distribution centers to stores;

•      restructuring charges; and

•      other corporate-related expenses.

Credits and allowances received from vendors

We receive credits and allowances that are related to formal agreements negotiated with our vendors. These credits and allowances are predominantly for cooperative advertising, promotions and volume related purchases. We generally treat credits and allowances, including cooperative advertising allowances, as a reduction of product cost in accordance with the provisions of ASC Topic 605, “Revenue Recognition” (“ASC 605”) since such funds are not a reimbursement of specific, incremental, identifiable costs incurred by us in selling the vendors’ products.

In addition, we record sales net of in-store coupons that are redeemed, in accordance with ASC 605.

Advertising costs

Gross advertising costs are recognized in SG&A at the point of first broadcast or distribution and were $483 million, $445 million and $428 million in fiscals 2011, 2010 and 2009, respectively.

Pre-opening costs

The cost of start-up activities, including organization costs, related to new store openings are expensed as incurred.

Costs of computer software

We capitalize certain costs associated with computer software developed or obtained for internal use in accordance with the provisions of ASC 350. We capitalize those costs from the acquisition of external materials and services associated with developing or obtaining internal use computer software. We capitalize certain payroll costs for employees that are directly associated with internal use computer software projects once specific criteria of ASC 350 are met. We expense those costs that are associated with preliminary stage activities, training, maintenance, and all other post-implementation stage activities as they are incurred. We amortize all costs capitalized in connection with internal use computer software projects on a straight-line basis over a useful life of five years, beginning when the software is ready for its intended use. We amortized computer software costs of $22 million, $19 million and $25 million for fiscals 2011, 2010 and 2009, respectively.

Other income, net

Other income, net includes the following:

	Fiscal years ended
(In millions)	January 28, 2012	January 29, 2011	January 30, 2010

Gift card breakage income	$(22)	$(20)	$(20)
Credit card program income	(13)	(19)	(31)
Net gains on sales of properties	(3)	(10)	(6)
Impairment of long-lived assets	6	11	7
Gain on litigation settlement	—	—	(51)
Other(1)	(12)	(13)	(11)

Total	$(44)	$(51)	$(112)

(1)	Includes gains and losses resulting from foreign currency translation related to operations, fixed asset write-offs and other miscellaneous income and expense charges.

Gift card breakage

We sell gift cards to customers in our retail stores, through our websites and through third parties and, in certain cases, provide gift cards for returned merchandise and in connection with promotions. We recognize income from gift card sales when the customer redeems the gift card, as well as an estimated amount of unredeemed liabilities (“breakage”). Gift card breakage is recognized proportionately, utilizing management estimates and assumptions based on actual redemptions, the estimated useful life of the gift card and an estimated breakage rate of unredeemed liabilities. Our estimated gift card breakage represents the remaining unused portion of the gift card liability for which the likelihood of redemption is remote and for which we have determined that we do not have a legal obligation to remit the value to the relevant jurisdictions. Income related to customer gift card redemption is included in Net sales, whereas income related to gift card breakage is recorded in Other income, net in our Consolidated Financial Statements. The Company recognizes breakage income and derecognizes the gift card liability for unredeemed gift cards in proportion to actual redemptions of gift cards (“Redemption Method”). We recognized $22 million, $20 million and $20 million of gift card breakage income in fiscals 2011, 2010 and 2009, respectively.

In the second quarter of fiscal 2010, the State of New Jersey (the “State”) enacted a law that would require us to turn over to the State unused balances of certain gift cards purchased in New Jersey on which there had been no activity for a two-year period. In November 2010, the United States District Court for the District of New Jersey (the “District Court”) preliminarily enjoined the State from enforcing this section of the law, and the State appealed that decision to the United States Court of Appeals for the Third Circuit (the “Third Circuit”). The New Jersey law also would require us to obtain and maintain the zip codes of customers who purchase gift cards in New Jersey. In January 2011, the District Court declined to enjoin enforcement of this section of the law, and this decision was also appealed to the Third Circuit. On or about January 5, 2012, the Third Circuit affirmed the District Court rulings.

Credit card program

We currently operate under a Credit Card Program agreement (the “Agreement”) with a third-party credit lender to offer co-branded and private label credit cards to our customers. The current Agreement expires in June 2012 at which time our program will transfer and convert to a new third-party credit lender. The credit lender provides financing for our customers to purchase merchandise at our stores for all cardholders and other businesses for co-branded cardholders. We received an up-front incentive payment for entering into the Agreement, which is deferred and is being amortized ratably over the life of the Agreement. In addition, we receive bounty fees for credit card activations and royalties on the co-branded and private label credit cards. Bounty fees and royalties are recognized when earned and realizable. During fiscals 2011, 2010 and 2009, we recognized $13 million, $19 million and $31 million of other income, respectively, relating to the credit card program.

Net gains on sales of properties

Net gains on sales of properties were $3 million, $10 million and $6 million for fiscals 2011, 2010 and 2009, respectively. Refer to Note 5 entitled “PROPERTY AND EQUIPMENT” for further information.

Impairment of long-lived assets and costs associated with exit activities

We evaluate the carrying value of all long-lived assets, which include property, equipment and finite-lived intangibles, for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable, in accordance with ASC Topic 360, “Property, Plant and Equipment”. If a long-lived asset is found to be non-recoverable, we record an impairment charge equal to the difference between the asset’s carrying value and fair value. This evaluation requires management to make judgments relating to future cash flows, growth rates, and economic and market conditions. These evaluations are based on determining the fair value of an asset using a valuation method such as discounted cash flow or a relative, market-based approach.

During fiscals 2011, 2010 and 2009, we recorded total impairment losses of $6 million, $11 million and $7 million, respectively. Impairment losses are recorded in Other income, net within our Consolidated Statement of Operations. These impairments were primarily due to the identification of underperforming stores and the relocation of certain stores.

For any store closing where a lease obligation still exists, we record the estimated future liability associated with the rental obligation less any estimated sublease income on the date the store is closed in accordance with ASC Topic 420, “Exit or Disposal Cost Obligations.”

Gain on litigation settlement

In fiscal 2009, we recognized a $51 million gain related to the litigation settlement with Amazon.com (“Amazon”) which was recorded in Other income, net. Refer to Note 14 entitled “LITIGATION AND LEGAL PROCEEDINGS” for further information.

Foreign currency translation

The functional currencies of our foreign subsidiaries are as follows:

•	Australian dollar for our subsidiary in Australia;
•	British pound sterling for our subsidiary in the United Kingdom (“U.K.”);
•	Brunei dollar for our subsidiary in Brunei;
•	Canadian dollar for our subsidiary in Canada;
•	Chinese yuan for our subsidiary in China;
•	Euro for subsidiaries in Austria, France, Germany, Spain and Portugal;
•	Hong Kong dollar for our subsidiary in Hong Kong;
•	Japanese yen for our subsidiary in Japan;
•	Malaysian ringgit for our subsidiary in Malaysia;
•	Polish zloty for our subsidiary in Poland;
•	Singapore dollar for our subsidiary in Singapore;
•	Swiss franc for our subsidiary in Switzerland;
•	Taiwan dollar for our subsidiary in Taiwan; and
•	Thailand baht for our subsidiary in Thailand.

Assets and liabilities are translated into U.S. dollars using the current exchange rates in effect at the balance sheet date, while revenues and expenses are translated using the average exchange rates during the applicable reporting period. The resulting translation adjustments are recorded in Accumulated other comprehensive income (loss) within the Consolidated Statements of Stockholders’ Equity (Deficit).

Gains and losses resulting from foreign currency transactions related to operations are included in Other income, net. Foreign currency transactions related to short-term, cross-currency intercompany loans amounted to gains of $11 million, $10 million and $28 million for fiscals 2011, 2010 and 2009, respectively. Such amounts were included in Interest expense.

We economically hedge the majority of these short-term, cross-currency intercompany loans with foreign currency forward contracts. These derivative contracts were not designated as hedges and are recorded on our Consolidated Balance Sheets at fair value with a gain or loss recorded on the Consolidated Statements of Operations in Interest expense. For fiscals 2011, 2010 and 2009, we recorded losses of $4 million, $10 million and $28 million, respectively. Refer to Note 3 entitled “DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES” for further details.

Income taxes

We account for income taxes in accordance with ASC Topic 740, “Income Taxes” (“ASC 740”). Our provision for income taxes and effective tax rates are calculated by legal entity and jurisdiction and are based on a number of factors, including our level of pre-tax earnings, income tax planning strategies, differences between tax laws and accounting rules, statutory tax rates and credits, uncertain tax positions and valuation allowances. We use significant judgment and estimates in evaluating our tax positions. Our effective tax rate in a given financial statement period may be materially impacted by changes in the mix and level of earnings by taxing jurisdiction.

Under ASC 740, deferred income taxes arise from temporary differences between the tax basis of assets and liabilities and their reported amounts in the Consolidated Financial Statements. Valuation allowances are established when, in management’s judgment, it is more likely than not that our deferred tax assets will not be realized. In assessing the need for a valuation allowance, management weighs the available positive and negative evidence, including limitations on the use of tax loss and other carryforwards due to changes in ownership, historic information, projections of future sources of taxable income, including future reversals of taxable temporary differences and future taxable income exclusive of reversing temporary differences and carryforwards, and tax planning strategies.

At any one time, our tax returns for numerous tax years are subject to examination by U.S. Federal, state and foreign taxing jurisdictions. ASC 740 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement attributes for income tax positions taken or expected to be taken on a tax return. Under ASC 740, the impact of an uncertain tax position taken or expected to be taken on an income tax return must be recognized in the financial statements at the largest amount that is more-likely-than-not to be sustained. An uncertain income tax position will not be recognized in the financial statements unless it is more-likely-than-not to be sustained. We adjust these tax liabilities, as well as the related interest and penalties, based on the latest facts and circumstances, including recently enacted tax law changes, published rulings, court cases and outcomes of tax audits. While we do not expect material changes, it is possible that our actual tax liability will differ from our established tax liabilities for unrecognized tax benefits, and our effective tax rate may be materially impacted. While it is often difficult to predict the final outcome of, the timing of, or the tax treatment of any particular tax position or deduction, we believe that our tax balances reflect the more-likely-than-not outcome of known tax contingencies.

At January 28, 2012 and January 29, 2011, we reported unrecognized tax benefits in Accrued expenses and other current liabilities and Other non-current liabilities in our Consolidated Balance Sheets. These tax liabilities do not include a portion of our unrecognized tax benefits, which have been recorded as either a reduction of Deferred tax assets related to tax loss carryforwards or a reduction of taxes receivable. For further information, refer to Note 10 entitled “INCOME TAXES.”

Temporary equity—noncontrolling interest

On October 31, 2011, the Company recognized Noncontrolling interest in the amount of $24 million which was measured at fair value at the acquisition date. Refer to Note 17 entitled “ACQUISITIONS” for further details. In accordance with the terms of the agreement, the Noncontrolling interest is redeemable for cash or common stock of the Company at the option of the holder. As such, the Noncontrolling interest has been recorded in temporary equity at its redemption value. The reconciliation of the changes in the redeemable Noncontrolling interest is as follows:

(In millions)

Beginning Balance—October 31, 2011	$24
Net earnings attributable to noncontrolling interest	2
Adjustment of noncontrolling interest to redemption value	3

Ending Balance—January 28, 2012	$29

Stock-based compensation

Under the provisions of ASC Topic 718, “Compensation—Stock Compensation” (“ASC 718”), stock-based compensation cost is measured at the grant date based on the fair value of the award and is recognized as expense over the requisite service period. We have applied ASC 718 to new awards and to awards modified, repurchased or canceled since January 29, 2006. We continue to account for any portion of awards outstanding at January 29, 2006 that have not been modified, repurchased or canceled using the provisions of Accounting Principles Board Opinion 25. For further information refer to Note 7 entitled “STOCK-BASED COMPENSATION.”

Earnings per share

A reconciliation of Net earnings attributable to Toys “R” Us, Inc. to Net earnings attributable to common shareholders for fiscals 2011, 2010 and 2009 is computed as follows:

	Fiscal years ended
(In millions)	January 28, 2012	January 29, 2011	January 30, 2010

Net earnings attributable to Toys “R” Us, Inc.	$149	$168	$312
Less: Adjustment of noncontrolling interest to redemption value	3	—	—

Net earnings attributable to common shareholders	$146	$168	$312

Earnings per share is computed as follows (in millions, except for share data):

	Fiscal years ended
	January 28, 2012			January 29, 2011			January 30, 2010
	Net earnings attributable to common shareholders	Weighted average shares	Per share amount	Net Earnings attributable to common shareholders	Weighted average shares	Per share amount	Net earnings attributable to common shareholders	Weighted average shares	Per share amount

Basic earnings per share	$146	48,979,571	$2.98	$168	48,941,118	$3.43	$312	48,962,152	$6.37
Effect of dilutive share-based awards	—	1,169,641	(0.07)	—	1,040,386	(0.07)	—	342,811	(0.04)

Diluted earnings per share	$146	50,149,212	$2.91	$168	49,981,504	$3.36	$312	49,304,963	$6.33

As a result of the Labuan acquisition, the Company began applying the two-class method for calculating earnings per share. The two-class method calculates earnings per share by distinguishing between the classes of securities based on the proportionate participation rights of each award type in the Company’s undistributed earnings. The changes in the carrying amount of the redeemable Noncontrolling interest are reflected in earnings per share using the two-class method, as being akin to a dividend. Diluted earnings per share is calculated using the more dilutive of the treasury stock method or the two-class method. This application of this guidance did not have an impact on prior period earnings per share.

Basic earnings per share was computed by dividing Net earnings attributable to common shareholders by the weighted average number of shares of common stock outstanding during the fiscal years ended January 28, 2012, January 29, 2011 and January 30, 2010. Diluted earnings per share is determined based on the dilutive effect of share-based awards using the treasury stock method.

Options to purchase shares of common stock that were outstanding at the end of the respective periods, but were not included in the computation of diluted earnings per share because the effect of exercising or converting such awards in common stock would be anti-dilutive were 0.7 million, nominal and 1.6 million for fiscals 2011, 2010 and 2009, respectively.

Parent company
Basis of presentation

Note A—Basis of presentation

Toys “R” Us, Inc. (the “Parent Company”) is a holding company that conducts substantially all of its business operations through its subsidiaries. As specified in certain of its subsidiaries’ debt agreements, there are restrictions on the Parent Company’s ability to obtain funds from certain of its subsidiaries through dividends, loans or advances (refer to Note 2 to our Consolidated Financial Statements entitled “SHORT-TERM BORROWINGS AND LONG-TERM DEBT”). Accordingly, these condensed financial statements have been presented on a “parent-only” basis. Under a parent-only presentation, the Parent Company’s investments in its consolidated subsidiaries are presented under the equity method of accounting. These parent-only financial statements should be read in conjunction with Toys “R” Us, Inc.’s audited Consolidated Financial Statements included elsewhere herein.

On January 28, 2010, our direct wholly-owned subsidiary, Toys “R” Us International LLC (“TRU-International”) was merged with and into Parent Company (the “Transaction”). In fiscal 2009, the historical financial positions and results of operations of Parent Company and TRU-International began being presented on a combined basis. In fiscal 2009, TRU-International provided certain information technology, accounting and operational support to our foreign subsidiaries for a service fee. For fiscal 2009, the service fees from the foreign subsidiaries were based on costs plus a premium and have been recorded in Revenues on an accrual basis. In fiscal 2010, Toys—Delaware began providing these services to our foreign subsidiaries.

In connection with the July 21, 2005 Merger and subsequent reorganization, the Parent Company borrowed $770 million and received a promissory note of $887 million (£509 million) as a dividend from its indirect wholly-owned subsidiary, Toys “R” Us (UK) Limited (“Toys Limited”). The outstanding net intercompany receivable balance from Toys Limited was $204 million and $209 million as of January 28, 2012 and January 29, 2011, respectively, and was included in Investments in and advances to/from subsidiaries. On January 25, 2012 the $770 million intercompany note payable to Toys Limited was amended to translate the outstanding principal and accrued interest on that date to pounds sterling.

Included in Investments in and advances to/from subsidiaries as of January 28, 2012 and January 29, 2011 are intercompany payables of $229 million and $397 million to Toys—Delaware. During fiscal 2011 we received a $63 million non-cash dividend from our subsidiary Toys “R” Us—Value, Inc. (“TRU-Value”) of its intercompany receivable due from Toys—Delaware. The intercompany receivable is netted against the intercompany payable balance due to Toys-Delaware. The intercompany payable balance reflects an outstanding short term loan of $124 million as of January 28, 2012. In addition, our intercompany payable balance with Toys—Delaware at January 28, 2012 and January 29, 2011 included $23 million and $21 million, respectively, of accrued interest related to Parent Company’s overall intercompany payable balance.

For fiscals 2011, 2010 and 2009, the income tax benefit of $1 million, $35 million and income tax expense of $40 million, respectively, in the attached Schedule I—Condensed Statements of Operations represents the Parent Company’s consolidated income tax (benefit) expense. Such amounts include income tax expense of $33 million, $65 million and $76 million, respectively, related to our subsidiaries, which have not been consolidated for this presentation. The Parent Company is responsible for cash income tax payments on the separate company income of such subsidiaries for United States Federal and certain state filings.

During fiscal 2011, we acquired from unaffiliated parties $36 million face value debt securities of Vanwall for approximately $26 million. During fiscal 2010, we acquired from an unaffiliated party $17 million face value debt securities of Vanwall for approximately $9 million. This debt matures on April 7, 2013. These debt securities are included in Other assets within the Condensed Balance Sheet of the Parent Company, classified as held-to-maturity debt and reported at amortized cost.

B - DEBT	6 Months Ended	12 Months Ended
	Jul. 28, 2012	Jan. 28, 2012
B - DEBT

2. Short-term borrowings and long-term debt

A summary of the Company’s consolidated Short-term borrowings and Long-term debt as of July 28, 2012, January 28, 2012 and July 30, 2011 is outlined in the table below:

(In millions)	July 28, 2012	January 28, 2012	July 30, 2011
Short-term borrowings
Labuan uncommitted lines of credit	$14	$9	$—

Long-term debt
French real estate credit facility, due fiscal 2012	$75	$81	$89
Spanish real estate credit facility, due fiscal 2012	156	168	184
U.K. real estate senior credit facility, due fiscal 2013	546	547	573
U.K. real estate junior credit facility, due fiscal 2013	95	95	100
7.875% senior notes, due fiscal 2013 (1)(2)	399	398	397
Toys-Japan unsecured credit lines, expires fiscals 2013-2014 (3)	116	—	108
Toys-Japan 1.85%-2.85% loans due fiscals 2013-2016	154	166	194
Secured revolving credit facility, expires fiscal 2015 (4)	—	—	173
European and Australian asset-based revolving credit facility, expires fiscal 2016	—	—	33
Secured term loan facility, due fiscal 2016 (4)	680	683	686
7.375% senior secured notes, due fiscal 2016 (4)	363	365	358
10.750% senior notes, due fiscal 2017 (5)	932	931	930
8.500% senior secured notes, due fiscal 2017 (6)	717	717	716
Incremental secured term loan facility, due fiscal 2018 (4)	393	394	396
Second incremental secured term loan facility, due fiscal 2018 (4)(7)	221	—	—
7.375% senior notes, due fiscal 2018 (1)	404	404	404
8.750% debentures, due fiscal 2021 (8)	22	22	22
Finance obligations associated with capital projects	153	147	128
Capital lease obligations	38	43	43

	5,464	5,161	5,534
Less current portion (9)	985	315	171

Total Long-term debt (10)	$4,479	$4,846	$5,363

(1)	Represents obligations of Toys “R” Us, Inc. (the “Parent Company”) legal entity.
(2)	On August 1, 2012, we completed the offering of $450 million aggregate principal amount of 10.375% senior notes due fiscal 2017 (the “2017 Notes”). The net proceeds were primarily used to redeem the $400 million outstanding principal amount of our 7.875% senior notes due fiscal 2013 (the “2013 Notes”), plus fees. As a result of this refinancing, the 2013 Notes are classified as long-term as of July 28, 2012.
(3)	Toys “R” Us-Japan, Ltd. (“Toys-Japan”) currently has an agreement with a syndicate of financial institutions, which includes two unsecured loan commitment lines of credit (“Tranche 1” and “Tranche 2”). On June 25, 2012, Toys-Japan amended the terms under Tranche 1 and entered into an agreement to refinance Tranche 2 of its committed lines of credit.
(4)	Represents obligations of Toys “R” Us-Delaware, Inc. (“Toys-Delaware”).
(5)	Represents obligations of Toys “R” Us Property Company I, LLC and its subsidiaries (“TRU Propco I”).
(6)	Represents obligations of Toys “R” Us Property Company II, LLC (“TRU Propco II”).
(7)	On April 10, 2012, Toys-Delaware and certain of its subsidiaries issued a new tranche of term loans in an aggregate principal amount of $225 million due fiscal 2018 (“Second Incremental Secured Term Loan”). Pursuant to the terms of the agreement, Toys-Delaware is required to make quarterly principal payments equal to 0.25% ($2.25 million per year) of the original principal amount of the loan. As such, this amount has been classified as Current portion of Long-term debt on our Condensed Consolidated Balance Sheet as of July 28, 2012.
(8)	Represents obligations of the Parent Company and Toys-Delaware.

(9)	Current portion of Long-term debt as of July 28, 2012 is primarily comprised of $546 million of U.K. real estate senior credit facility due April 7, 2013; $156 million of our Spanish real estate credit facility due February 1, 2013; $95 million of our U.K. real estate junior credit facility due April 7, 2013; and $75 million of our French real estate credit facility due February 1, 2013.
(10)	We maintain derivative instruments on certain of our long-term debt, which impact our effective interest rates. Refer to Note 3 entitled “Derivative instruments and hedging activities” for further details.

Toys “R” Us, Inc. is a holding company and conducts its operations through its subsidiaries, certain of which have incurred their own indebtedness. Our credit facilities, loan agreements and indentures contain customary covenants, including, among other things, covenants that restrict our ability to:

•	incur certain additional indebtedness;

•	transfer money between the Parent Company and our various subsidiaries;

•	pay dividends on, repurchase or make distributions with respect to our or our subsidiaries’ capital stock or make other restricted payments;

•	issue stock of subsidiaries;

•	make certain investments, loans or advances;

•	transfer and sell certain assets;

•	create or permit liens on assets;

•	consolidate, merge, sell or otherwise dispose of all or substantially all of our assets;

•	enter into certain transactions with our affiliates; and

•	amend certain documents.

The amount of net assets that were subject to such restrictions was approximately $628 million as of July 28, 2012. Our agreements also contain various and customary events of default with respect to the loans, including, without limitation, the failure to pay interest or principal when the same is due under the agreements, cross default provisions, the failure of representations and warranties contained in the agreements to be true and certain insolvency events. If an event of default occurs and is continuing, the principal amounts outstanding thereunder, together with all accrued unpaid interest and other amounts owed thereunder, may be declared immediately due and payable by the lenders.

We are dependent on the borrowings provided by the lenders to support our working capital needs and/or capital expenditures. As of July 28, 2012, we have funds available to finance our operations under our European and Australian asset-based revolving credit facility (“European ABL Facility”) through March 2016, our Secured revolving credit facility (“ABL Facility”) through August 2015 and our Toys-Japan unsecured credit lines with a tranche maturing June 2013 and a tranche maturing June 2014. In addition, Labuan and Toys-Japan have uncommitted lines of credit due on demand.

As of July 28, 2012, after giving effect to the August 1, 2012 offering of the 2017 Notes, the proceeds of which were primarily used to redeem the 2013 Notes, we have approximately $1.0 billion of indebtedness due within the next 12 months, which primarily consists of instruments described above in Current portion of long-term debt. As of July 28, 2012, we had access to a total of approximately $540 million of funds at the Parent Company, composed of approximately $190 million in cash and cash equivalents and approximately $350 million in short-term intercompany receivables, which could be funded through availability under our ABL Facility and European ABL Facility. We may consider using a significant portion of these funds in connection with the refinancing, extension or amendment, subject to the availability of commercially reasonable terms for any refinancing or extension or amendment of the real estate credit facilities. We have commenced discussions related to these facilities with various lenders and advisors and are considering various refinancing options including whether to use in-country liquidity and refinancings through amend and extend transactions, or debt issued by our European subsidiary, Toys “R” Us-Europe, LLC. The use of any such refinancing option is dependent upon the availability of commercially reasonable terms and whether such refinancing options would be a commercially reasonable use of the Company’s available liquidity. Therefore, based on funds available at the Parent Company and our discussions with various lenders and advisors, we believe that we have the ability to either refinance (or repay a portion of and refinance) these credit facilities prior to maturity; however given that our upcoming maturities are concentrated in Europe, the weakness of the European economic climate could reduce or restrict our ability to refinance these debt obligations on favorable terms.

The total fair values of our Long-term debt, with carrying values of approximately $5.5 billion, $5.2 billion and $5.5 billion at July 28, 2012, January 28, 2012 and July 30, 2011, were $5.4 billion, $5.2 billion and $5.7 billion, respectively. The fair values of our Long-term debt are estimated using the quoted market prices for the same or similar issues and other pertinent information available to management at the end of the respective periods. We believe that the fair value of certain of our debt instruments totaling approximately $1.2 billion, $1.1 billion and $1.5 billion at July 28, 2012, January 28, 2012 and July 30, 2011 were estimated using Level 3 inputs, as these instruments are not publicly traded and therefore we are unable to obtain quoted market prices.

Labuan uncommitted lines of credit, due on demand ($14 million at July 28, 2012)

Labuan has several uncommitted unsecured lines of credit with various financial institutions with total availability of HK$323 million ($42 million at July 28, 2012). As of July 28, 2012, we had $14 million of borrowings, which has been included in Accrued expenses and other liabilities on our Condensed Consolidated Balance Sheets, and $3 million of bank guarantees issued under these facilities. The remaining availability under these facilities was $25 million. The average interest rate on the drawn borrowings was 1.99% for the twenty-six weeks ended July 28, 2012.

Toys-Japan Unsecured Credit Lines, expires fiscals 2013—2014 ($116 million at July 28, 2012)

Toys-Japan currently has an agreement with a syndicate of financial institutions, which includes Tranche 1 and Tranche 2. On June 25, 2012, Toys-Japan amended the terms of Tranche 1. Tranche 1 is available in amounts of up to ¥12.9 billion ($164 million at July 28, 2012), expiring on June 28, 2013, and bears an interest rate of Tokyo Interbank Offered Rate (“TIBOR”) plus 0.80% per annum. We paid fees of less than $1 million to amend Tranche 1, which are capitalized as deferred debt issuance costs and amortized over the term of the agreement. At July 28, 2012, we had outstanding borrowings of $52 million under Tranche 1, with $112 million of remaining availability.

Additionally, on June 25, 2012, Toys-Japan entered into an agreement with a syndicate of financial institutions to refinance Tranche 2. Tranche 2 is available in amounts of up to ¥12.0 billion ($153 million at July 28, 2012), expiring on June 27, 2014, and bears an interest rate of TIBOR plus 0.80% per annum. We paid fees of approximately $2 million to refinance Tranche 2, which are capitalized as deferred debt issuance costs and amortized over the term of the agreement. At July 28, 2012, we had outstanding borrowings of $64 million under Tranche 2, with $89 million of remaining availability.

The agreement contains covenants, including, among other things, covenants that require Toys-Japan to maintain a certain level of net assets and profitability during the agreement terms. The agreement also restricts Toys-Japan from paying dividends or making loans to affiliates without lender consent.

Additionally, Toys-Japan has an uncommitted line of credit with total availability of ¥2.8 billion ($36 million at July 28, 2012), which will renew April 1 of each year unless otherwise canceled. The uncommitted line of credit bears an interest rate of TIBOR plus 0.50%. As of July 28, 2012, we had no outstanding borrowings under the uncommitted line of credit.

$1.85 billion ABL Facility, expires fiscal 2015 ($0 million at July 28, 2012)

At July 28, 2012, under our ABL Facility we had no outstanding borrowings, a total of $100 million of outstanding letters of credit and excess availability of $1,030 million. We are also subject to a minimum excess availability covenant, which was $125 million at July 28, 2012, with remaining availability of $905 million in excess of the minimum covenant level.

European ABL Facility, expires fiscal 2016 ($0 million at July 28, 2012)

The European ABL Facility, as amended provides for a five-year £138 million ($217 million at July 28, 2012) asset-based senior secured revolving credit facility which will expire on March 8, 2016. At July 28, 2012, we had no outstanding borrowings and $147 million of availability under the European ABL Facility.

10.750% senior notes, due fiscal 2017 ($932 million at July 28, 2012)

In accordance with the indenture governing TRU Propco I’s 10.750% senior notes due fiscal 2017 (the “Propco I Notes”), TRU Propco I commenced a tender offer on May 14, 2012 to purchase up to an aggregate principal amount of approximately $33 million of the Propco I Notes for approximately $32 million in cash. The tender offer expired on June 13, 2012, with no holders opting to tender. Therefore, as permitted by the indenture, TRU Propco I made a cash distribution of approximately $32 million to the Parent Company on June 21, 2012.

Second Incremental Secured Term Loan, due fiscal 2018 ($221 million at July 28, 2012)

On April 10, 2012, Toys-Delaware and certain of its subsidiaries entered into a Second Incremental Joinder Agreement (the “Second Joinder Agreement”) to the amended and restated Toys-Delaware secured term loan agreement (“Secured Term Loan Facility”). The Second Joinder Agreement added the Second Incremental Secured Term Loan, increasing the total size of the Secured Term Loan Facility to an aggregate principal amount of $1.3 billion.

The Second Incremental Secured Term Loan was borrowed at a discount of approximately $5 million, which resulted in gross proceeds of approximately $220 million. The gross proceeds were used to pay transaction fees of approximately $5 million, which are capitalized as deferred debt issuance costs and amortized over the term of the agreement. Investment funds or accounts advised by Kohlberg Kravis Roberts & Co. L.P. (“KKR”) owned $7 million of the Second Incremental Secured Term

Loan as of July 28, 2012. The net proceeds were raised by Toys-Delaware for general corporate purposes, including, without limitation, to make restricted payments or other distributions to provide funds to us to repay, refinance, repurchase, redeem, defease or otherwise satisfy any indebtedness of the Company or any of its subsidiaries. The Second Incremental Secured Term Loan will mature on May 25, 2018, and bears interest at a rate of London Interbank Offered Rate (“LIBOR”) (with a floor of 1.50%) plus 3.75%, subject to a 0.25% step-down based on our total leverage ratio.

The Second Incremental Secured Term Loan is governed by the Secured Term Loan Facility and has the same collateral, covenants and restrictions as the Secured Term Loan Facility. Beginning August 31, 2012, Toys-Delaware is required to make quarterly principal payments equal to 0.25% ($2.25 million per year) of the original principal amount of the loan.

Toys-Delaware may optionally prepay the outstanding principal balance of the Second Incremental Secured Term Loan at any time. Optional prepayments of existing term loans and the Second Incremental Secured Term Loan will be applied ratably among the outstanding existing term loans and the Second Incremental Secured Term Loan, but in the event of a refinancing or repricing transaction in respect of the existing term loans, the proceeds of such refinancing or repricing transaction will be applied to the existing term loans prior to application to the Second Incremental Secured Term Loan.

In conjunction with the issuance of the Second Incremental Secured Term Loan, on April 10, 2012, Toys-Delaware also entered into an amendment to the Secured Term Loan Facility to provide that if any outstanding term loans (including both the existing term loans and the Second Incremental Secured Term Loan) are optionally prepaid in connection with a repricing transaction prior to April 10, 2013, Toys-Delaware shall pay a 1% prepayment premium on the principal amount optionally prepaid.

Subsequent Event

10.375% senior notes, due fiscal 2017

On August 1, 2012, we completed the offering of the 2017 Notes. The 2017 Notes were issued at a discount of approximately $5 million, which resulted in gross proceeds of approximately $445 million. The gross proceeds were used to pay transaction fees of approximately $14 million, which will be capitalized as deferred debt issuance costs and amortized over the term of the agreement. Investment funds or accounts advised by KKR owned $15 million of the 2017 Notes as of August 1, 2012. The net proceeds were used to redeem the outstanding 2013 Notes, including premiums, to pay fees and expenses incurred in connection with the offering and for general corporate purposes. As a result of the repayment of the 2013 Notes, we will expense less than $1 million of deferred debt issuance costs. The 2017 Notes are solely the obligation of the Parent Company and are not guaranteed by Toys-Delaware or any of our other subsidiaries.

The indenture governing the 2017 Notes contain covenants, including, among other things, covenants that restrict the ability of the Company and its restricted subsidiaries to incur additional indebtedness, pay dividends or make other distributions, make investments and other restricted payments, create liens, sell assets, incur restrictions on the ability of a subsidiary to pay dividends or make other payments, enter into certain transactions with affiliates and consolidate, merge, sell or otherwise dispose of all or substantially all of their assets. These covenants are subject to a number of important qualifications and exceptions and will not be applicable to any of our subsidiaries that are designated as “unrestricted subsidiaries.” As of the issue date of the 2017 Notes, Toys “R” Us Properties (UK) Limited, which owns or leases substantially all of our stores in the United Kingdom and leases them to our U.K. operating company, and TRU Asia, LLC, our joint venture for Asia (other than Japan), were unrestricted subsidiaries. Certain covenants will be suspended at any time the 2017 Notes are rated “investment grade.” As of July 28, 2012, the 2017 Notes are not “investment grade.” In addition, the Indenture contains customary terms and covenants, including certain events of default after which the 2017 Notes may be due and payable immediately.

The 2017 Notes may be redeemed, in whole or in part, at any time prior to February 15, 2015 at a price equal to 100% of the aggregate principal amount of the 2017 Notes plus a “make-whole” premium, plus accrued and unpaid interest to the date of redemption. The 2017 Notes will be redeemable, in whole or in part, at any time on or after February 15, 2015 at the specified redemption prices, plus accrued and unpaid interest, if any, to the redemption date. In addition, we may redeem up to 40% of the 2017 Notes before February 15, 2015 with the net cash proceeds from certain equity offerings. Following specified kinds of changes of control, we will be required to make an offer to repurchase all of the 2017 Notes at a purchase price of 101% of their principal amount, plus accrued and unpaid interest, if any, to the repurchase date. Interest on the 2017 Notes is payable in cash semi-annually in arrears on February 15 and August 15 of each year, commencing on February 15, 2013.

Pursuant to a registration rights agreement that we entered into in connection with the offering of the 2017 Notes, we are required to use our reasonable efforts to file a registration statement with the Securities and Exchange Commission to register notes that would have substantially identical terms as the 2017 Notes, and consummate an exchange offer for such notes within 365 days after August 1, 2012. In the event we fail to meet the 365-day target or certain other conditions set forth in the registration rights agreement, the annual interest rate on the 2017 Notes will increase by 0.25%. The annual interest rate on the 2017 Notes will increase by an additional 0.25% for each subsequent 90-day period such target or conditions are not met, up to a maximum increase of 0.50%.

Note 2—Short-term borrowings and long-term debt

A summary of the Company’s consolidated Short-term borrowings and Long-term debt as well as the effective interest rates on our outstanding variable rate debt as of January 28, 2012 and January 29, 2011, respectively, is outlined in the table below:

(In millions)	January 28, 2012	January 29, 2011

Short-term borrowings
Labuan uncommitted lines of credit(1)	$9	$—

Long-term debt
7.625% notes, due fiscal 2011(2)(3)	$—	$503
Toys-Japan 1.85%-2.85% loans due fiscals 2012-2016(4)	166	177
French real estate credit facility, due fiscal 2012 (4.51% and 4.51%)	81	84
Spanish real estate credit facility, due fiscal 2012 (4.51% and 4.51%)	168	175
U.K. real estate senior credit facility, due fiscal 2013 (5.02% and 5.02%)	547	555
U.K. real estate junior credit facility, due fiscal 2013 (6.84% and 6.84%)	95	97
7.875% senior notes, due fiscal 2013 (2)	398	396
Toys-Japan unsecured credit lines, expire fiscals 2012-2013(5)	—	17
Secured revolving credit facility, expires fiscal 2015(6)	—	—
European and Australian asset-based revolving credit facility, expires fiscal 2016(7)	—	—
Secured term loan facility, due fiscal 2016(6)	683	687
7.375% senior secured notes, due fiscal 2016(6)	365	348
10.750% senior notes, due fiscal 2017(8)	931	929
8.500% senior secured notes, due fiscal 2017(9)	717	716
Incremental secured term loan facility, due fiscal 2018(6)(10)	394	—
7.375% senior notes, due fiscal 2018(2)	404	405
8.750% debentures, due fiscal 2021(11)	22	22
Finance obligations associated with capital projects	147	123
Capital lease obligations	43	54

	5,161	5,288
Less current portion(12)	315	570

Total Long-term debt(13)	$4,846	$4,718

(1)	Pursuant to the acquisition of Labuan on October 31, 2011, the Company, as of January 28, 2012, reported borrowings under uncommitted lines of credit for the joint venture, which has been included in Accrued expenses and other current liabilities on our Consolidated Balance Sheet.

(2)	Represents obligations of Toys “R” Us, Inc. (the “Parent Company”) legal entity. For further details on parent company information, refer to Schedule I—Parent Company Condensed Financial Statements and Notes to the Condensed Financial Statements.

(3)	On June 24, 2011, we redeemed the 7.625% notes due fiscal 2011 (the “2011 Notes”) with funds received from the net proceeds of a new tranche of term loans in an aggregate principal amount of $400 million (“Incremental Secured Term Loan”) and borrowings under our secured revolving credit facility (“ABL Facility”).

(4)	On February 28, 2011, Toys-Japan entered into an additional bank loan with a financial institution totaling ¥1.0 billion ($13 million at January 28, 2012). Commencing in January 2012, Toys-Japan is required to make annual principal payments of approximately ¥1.6 billion ($21 million at January 28, 2012). As such, this amount has been classified as Current portion of long-term debt on our Consolidated Balance Sheet as of January 28, 2012.

(5)	On March 18, 2011, Toys-Japan entered into an agreement to refinance, at maturity, Tranche 2 of its committed lines of credit to extend the maturity date of the agreement and amend certain other provisions.

(6)	Represents obligations of Toys “R” Us—Delaware, Inc. (“Toys-Delaware”).

(7)	On March 8, 2011, certain of our foreign subsidiaries amended and restated the credit agreement to extend the maturity date of the facility and amend certain other provisions.

(8)	Represents obligations of Toys “R” Us Property Company I, LLC (“TRU Propco I”) and its subsidiaries.

(9)	Represents obligations of Toys “R” Us Property Company II, LLC (“TRU Propco II”).

(10)	On May 25, 2011, Toys-Delaware and certain of its subsidiaries issued the Incremental Secured Term Loan. Pursuant to the terms of the agreement, Toys-Delaware is required to make quarterly principal payments equal to 0.25% ($4 million per year) of the original principal amount of the loan. As such, this amount has been classified as Current portion of Long-term debt on our Consolidated Balance Sheet as of January 28, 2012.

(11)	Represents obligations of the Parent Company and Toys-Delaware.

(12)	Current portion of Long-term debt as of January 28, 2012 is primarily comprised of $168 million of our Spanish real estate credit facility and $81 million of our French real estate credit facility due 2012. Current portion of Long-term debt as of January 29, 2011 was primarily comprised of $503 million of the 2011 notes, which were redeemed on June 24, 2011.

(13)	We maintain derivative instruments on certain of our long-term debt, which impact our effective interest rates. Refer to Note 3 entitled “DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES” for further details.

As of January 28, 2012, we had total indebtedness of $5.2 billion, of which $3.1 billion was secured indebtedness. Toys “R” Us, Inc. is a holding company and conducts its operations through its subsidiaries, certain of which have incurred their own indebtedness. Our credit facilities, loan agreements and indentures contain customary covenants, including, among other things, covenants that restrict our ability to:

•	incur certain additional indebtedness;

•	transfer money between the parent company and our various subsidiaries;

•	pay dividends on, repurchase or make distributions with respect to our or our subsidiaries’ capital stock or make other restricted payments;

•	issue stock of subsidiaries;

•	make certain investments, loans or advances;

•	transfer and sell certain assets;

•	create or permit liens on assets;

•	consolidate, merge, sell or otherwise dispose of all or substantially all of our assets;

•	enter into certain transactions with our affiliates; and

•	amend certain documents.

The amount of net assets that were subject to such restrictions was approximately $858 million as of January 28, 2012. Our agreements also contain various and customary events of default with respect to the loans, including, without limitation, the failure to pay interest or principal when the same is due under the agreements, cross default provisions, the failure of representations and warranties contained in the agreements to be true and certain insolvency events. If an event of default occurs and is continuing, the principal amounts outstanding thereunder, together with all accrued unpaid interest and other amounts owed thereunder, may be declared immediately due and payable by the lenders.

We are dependent on the borrowings provided by the lenders to support our working capital needs and/or capital expenditures. As of January 28, 2012, we have funds available to finance our operations under our European and Australian asset-based revolving credit facility (“European ABL”) through March 2016, our ABL Facility through August 2015 and our Toys-Japan unsecured credit lines with a Tranche maturing June 2012 and a Tranche maturing June 2013. In addition, Labuan and Toys-Japan have uncommitted lines of credit due on demand.

The total fair values of our Long-term debt, with carrying values of $5.2 billion and $5.3 billion at January 28, 2012 and January 29, 2011, were $5.2 billion and $5.4 billion, respectively. The fair values of our Long-term debt are estimated using the quoted market prices for the same or similar issues and other pertinent information available to management as of the end of the respective periods.

The annual maturities of our Short-term borrowings and Long-term debt, including current portions, at January 28, 2012 are as follows:

(In millions)	Annual maturities

2012	$324
2013	1,094
2014	48
2015	84
2016	1,020
2017 and subsequent	2,622

Total	$5,192

Labuan uncommitted lines of credit, due on demand ($9 million at January 28, 2012)

Pursuant to the acquisition of a 70% ownership interest in Labuan on October 31, 2011, the Company, as of January 28, 2012, reported Labuan’s debt obligations in our Consolidated Balance Sheet. Refer to Note 17 entitled “ACQUISITIONS” for further details. Labuan has several uncommitted unsecured lines of credit with various financial institutions with total availability of HK$255 million ($33 million at January 28, 2012). As of January 28, 2012, we had $9 million of borrowings, which has been included in Accrued expenses and other liabilities on our Consolidated Balance Sheets, and $3 million of bank guarantees issued under these facilities. The remaining availability under these facilities was $21 million. The average interest rate on the drawn borrowings was 2.52%.

Toys-Japan Unsecured Credit Lines, expires fiscals 2012-2013 ($0 million at January 28, 2012)

Toys-Japan currently has an agreement with a syndicate of financial institutions, which includes two unsecured loan commitment lines of credit (“Tranche 1” and “Tranche 2”). Under the agreement, Tranche 1 is available in amounts of up to ¥14.9 billion ($194 million at January 28, 2012), expiring on June 30, 2013, and bears an interest rate of Tokyo Interbank Offered Rate (“TIBOR”) plus 0.90% per annum. At January 28, 2012, we had no outstanding borrowings under Tranche 1, with $194 million of remaining availability. As of January 28, 2012, deferred debt issuance costs for this agreement were $2 million and have been included in Other assets on our Consolidated Balance Sheets.

On March 18, 2011, Toys-Japan entered into an agreement with a syndicate of financial institutions to refinance Tranche 2. As a result, Tranche 2 is now available in amounts of up to ¥10.0 billion ($130 million at January 28, 2012), expiring on June 29, 2012, and bears an interest rate of TIBOR plus 0.80% per annum. We paid fees of $1 million to refinance Tranche 2, which are capitalized as deferred debt issuance costs and amortized over the term of the agreement. As of January 28, 2012, deferred debt issuance costs for this agreement were nominal and have been included in Other assets on our Consolidated Balance Sheets. At January 28, 2012, we had no outstanding borrowings under Tranche 2, with $130 million of remaining availability.

The agreement contains covenants, including, among other things, covenants that require Toys-Japan to maintain a certain level of net assets and profitability during the agreement terms. The agreement also restricts Toys-Japan from paying dividends or making loans to affiliates without lender consent.

Additionally, Toys-Japan has an uncommitted line of credit with total availability of ¥2.8 billion ($37 million at January 28, 2012), which will renew April 1 of each year unless otherwise canceled. The uncommitted line of credit bears an interest rate of TIBOR plus 0.50%. As of January 28, 2012, we had no outstanding borrowings under the uncommitted line of credit.

$1.85 billion senior secured revolving credit facility, expires fiscal 2015 ($0 million at January 28, 2012)

The ABL Facility provides for $1.85 billion of revolving commitments maturing on August 10, 2015, which could increase by $650 million, subject to certain conditions. The ABL Facility bears a tiered floating interest rate of LIBOR plus a margin of between 2.50% and 3.00% depending on usage, or, at the option of Toys-Delaware, an interest rate equal to a prime rate plus a margin of between 1.50% and 2.00% depending on usage. In addition, the ABL Facility requires the Company to pay, on a quarterly basis, a tiered unused commitment fee ranging from 0.375% to 0.625% of the average daily balance of unused commitments.

This secured revolving credit facility is available for general corporate purposes and the issuance of letters of credit. Borrowings under this credit facility are secured by tangible and intangible assets of Toys-Delaware and certain of its subsidiaries, subject to specific exclusions stated in the credit agreement. The credit agreement contains covenants, including, among other things, covenants that restrict Toys-Delaware’s ability to incur certain additional indebtedness, create or permit liens on assets, engage in mergers or consolidations, pay dividends, repurchase capital stock, make other restricted payments, make loans or advances, engage in transactions with affiliates, or amend material documents. The ABL Facility requires Toys- Delaware to maintain minimum excess availability at all times of no less than $125 million and to sweep cash toward prepayment of the loans if excess availability falls below $150 million for any three days in a 30-day period. Availability is determined pursuant to a borrowing base, consisting of specified percentages of eligible inventory and eligible credit card receivables and certain real estate less any applicable availability reserves. At January 28, 2012, under our ABL facility, we had no outstanding borrowings, a total of $100 million of outstanding letters of credit and excess availability of $1.035 billion. This amount is also subject to the minimum excess availability covenant, which was $125 million at January 28, 2012, with remaining availability of $910 million in excess of the covenant. At January 28, 2012, deferred debt issuance costs for this credit facility were $45 million and have been included in Other assets on our Consolidated Balance Sheets.

European ABL, expires fiscal 2016 ($0 million at January 28, 2012)

On March 8, 2011, certain of our foreign subsidiaries amended and restated the credit agreement for the European ABL in order to extend the maturity date of the facility and amend certain other provisions. The European ABL as amended provided for a five-year £128 million asset-based senior secured revolving credit facility which will expire on March 8, 2016. Additionally, on April 29, 2011, we partially exercised the accordion feature which increased availability to include additional lender commitments. This increased the size of the facility from £128 million to £138 million ($217 million at January 28, 2012). Loans under the European ABL bear interest at a rate of London Interbank Offered Rate (“LIBOR”) or the Euro Interbank Offered Rate (“EURIBOR”) plus a margin of 2.25%, 2.50% or 2.75% depending on historical excess availability. In addition, a commitment fee accrues on any unused portion of the commitments at a rate per annum of 0.375% or 0.50% based on usage. In connection with the amendment and restatement of the credit agreement, we incurred approximately $6 million in fees which are capitalized as deferred debt issuance costs and amortized over the term of the agreement. At January 28, 2012, deferred debt issuance costs for this credit facility were $9 million and have been included in Other assets on our Consolidated Balance Sheets.

Borrowings under the European ABL are subject, among other things, to the terms of a borrowing base derived from the value of eligible inventory and/or eligible accounts receivable of certain of Toys “R” Us Europe, LLC’s (“Toys Europe”) and Toys “R” Us Australia Holdings, LLC’s (“Toys Australia”) subsidiaries organized in Australia, England and France. The terms of the European ABL include a customary cash dominion trigger requiring the cash of certain of Toys Europe’s and Toys Australia’s subsidiaries to be applied to pay down outstanding loans if availability falls below certain thresholds. The European ABL also contains a springing fixed charge coverage ratio of 1.00 to 1.00 based on earnings before interest, taxes, depreciation and amortization (“EBITDA”) (as defined in the agreement governing the European ABL) and fixed charges of Toys Europe, Toys Australia and their subsidiaries. Borrowings under the European ABL are guaranteed by Toys Europe, Toys Australia and certain of their material subsidiaries, with certain customary local law limitations and to the extent such guarantees do not result in adverse tax consequences. Borrowings are secured by substantially all of the assets of Toys Europe, Toys Australia and the U.K. and Australian obligors, as well as by share pledges over the shares of certain other material subsidiaries and pledges over certain of their assets (including bank accounts and certain receivables). The European ABL contains covenants that, among other things, restrict the ability of Toys Europe and Toys Australia and their respective subsidiaries to incur certain additional indebtedness, create or permit liens on assets, repurchase or pay dividends or make certain other restricted payments on capital stock, make acquisitions or investments or engage in mergers or consolidations. At January 28, 2012, we had no outstanding borrowings and $84 million of availability under the European ABL.

7.625% notes, due fiscal 2011 ($0 million at January 28, 2012)

On June 24, 2011, we redeemed the outstanding principal amount of the 2011 Notes for a total redemption price, including interest and premiums, of approximately $519 million.

Toys-Japan Bank Loans (1.85% to 2.85%) due fiscals 2012—2016 ($166 million at January 28, 2012)

Toys-Japan currently has six bank loans with various financial institutions totaling $166 million at January 28, 2012. On September 30, 2010, Toys-Japan entered into an agreement with a syndicate of financial institutions to refinance three bank loans, which matured on January 17, 2011. Under the new agreement, which began on January 17, 2011, the loan for ¥11.5 billion ($150 million at January 28, 2012) will mature on January 29, 2016 and bear an interest rate of TIBOR plus 1.50% per annum. In conjunction with the new agreement we entered into an interest rate swap, converting the variable rate of interest to a fixed rate of 2.45% on January 17, 2011. The swap has been designated as a cash flow hedge. Toys-Japan is required to make principal payments of approximately ¥1.6 billion ($21 million at January 28, 2012) annually in January of each year, commencing on January 2012, with the remaining principal and interest due upon maturity. Toys-Japan paid fees of $3 million to refinance these loans, which are capitalized as deferred debt issuance costs and amortized over the term of the agreement. On February 28, 2011, Toys-Japan entered into a bank loan with a financial institution totaling ¥1.0 billion ($13 million at January 28, 2012). The loan will mature on February 25, 2016 and bears an interest rate of 1.85% per annum. Fees paid in connection with this loan were nominal and are capitalized as deferred debt issuance costs and amortized over the term of the loan. The remaining four bank loans, representing $24 million, are amortizing and mature between fiscal 2012 and fiscal 2014. As of January 28, 2012, deferred debt issuance costs for these agreements were $2 million and have been included in Other assets on our Consolidated Balance Sheets.

These agreements contain covenants, including, among other things, covenants that require Toys-Japan to maintain a certain level of net assets and profitability during the agreement terms. The agreement also restricts Toys-Japan from paying dividends or making loans to affiliates without lender agreement.

€61 million French and €127 million Spanish real estate credit facilities, due fiscal 2012 ($81 million and $168 million at January 28, 2012, respectively)

On January 23, 2006, our indirect wholly-owned subsidiaries Toys “R” Us France Real Estate SAS and Toys “R” Us Iberia Real Estate S.L. entered into the French and Spanish real estate credit facilities, respectively. These facilities are secured by, among other things, selected French and Spanish real estate. The maturity date for each of these loans is February 1, 2013. The loans have interest rates of EURIBOR plus 1.50% plus mandatory costs per annum. The loan agreements contain covenants that restrict the ability of the borrowers to engage in mergers or consolidations, incur additional indebtedness, or create or permit additional liens on assets. The loan agreements also require the borrower to maintain interest coverage ratios of 110%. If the coverage ratio is less than 110% there is a 10 day window to prevent default. The borrower has an option to pay down the loan to increase the coverage up to 110%, acquire new properties or deposit collateral into an appropriate account. However, this cannot occur in two consecutive periods or more than six times during the life of the debt instrument. At January 28, 2012, deferred debt issuance costs for these facilities were $2 million and have been included in Other assets on our Consolidated Balance Sheets.

£348 million U.K. real estate senior and £60 million U.K. real estate junior credit facilities, due fiscal 2013 ($547 million and $95 million at January 28, 2012, respectively)

On February 8, 2006, Toys “R” Us Properties (UK) Limited (“Toys Properties”), our indirect wholly-owned subsidiary, entered into a series of secured senior and junior loans with Vanwall as the Issuer and Senior Lender and The Royal Bank of Scotland PLC as Junior Lender. These facilities are secured by, among other things, selected U.K. real estate. The U.K. real estate senior credit facility bears interest of 5.02% plus mandatory costs. The U.K. real estate junior credit facility bears interest at an annual rate of LIBOR plus a margin of 2.25% plus mandatory costs. At January 28, 2012, deferred debt issuance costs for these credit facilities were $2 million and have been included in Other assets on our Consolidated Balance Sheets.

The credit agreements contain covenants that restrict the ability of Toys Properties to incur certain additional indebtedness, create or permit liens on assets, dispose of or acquire further property, vary or terminate the lease agreements, conclude further leases or engage in mergers or consolidations. Toys Properties is required to repay the loans in part in quarterly installments. The final maturity date for these credit facilities is April 7, 2013.

Vanwall is a variable interest entity established with the limited purpose of issuing and administering the notes under the credit agreement with Toys Properties. On February 9, 2006, Vanwall issued £355.8 million of multiple classes of commercial mortgage backed floating rate notes (the “Floating Rate Notes”) to third party investors (the “Bondholders”), which are publicly traded on the Irish Stock Exchange Limited. The proceeds from the Floating Rate Notes issued by Vanwall were used to fund the Senior Loan to Toys Properties. Pursuant to the Credit Agreement, Vanwall is required to maintain an interest rate swap which effectively fixed the variable LIBOR rate at 4.56%, the same as the fixed interest rate less the applicable credit spread paid by Toys Properties to Vanwall. The fair value of this interest rate swap was a liability of approximately $22 million and $34 million at January 28, 2012 and January 29, 2011, respectively. For further details regarding the consolidation of Vanwall, refer to Note 1 entitled “SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.”

7.875% senior notes, due fiscal 2013 ($398 million at January 28, 2012)

On April 8, 2003, Toys “R” Us, Inc. issued $400 million in notes bearing interest at a coupon rate of 7.875%, maturing on April 15, 2013. The notes were issued at a discount of $7 million which resulted in the receipt of proceeds of $393 million. Simultaneously with the sale of the notes, we entered into interest rate swap agreements. We subsequently terminated the swaps at a loss of $6 million which is being amortized over the remaining term of the notes. Interest is payable semi-annually on April 15 and October 15 of each year. These notes carry a limitation on creating liens on domestic real property or improvements or the stock or indebtedness of domestic subsidiaries (subject to certain exceptions) that exceed the greater of 10% of the consolidated net tangible assets or 15% of the consolidated capitalization. The covenants also restrict sale and leaseback transactions (subject to certain exceptions) unless net proceeds are at least equal to the sum of all costs incurred in connection with the acquisition of the principal property and a lien would be permitted on such principal property. At January 28, 2012, deferred debt issuance costs for these notes were nominal and have been included in Other assets on our Consolidated Balance Sheets.

7.375% senior secured notes, due fiscal 2016 ($365 million at January 28, 2012)

On August 24, 2010, Toys-Delaware completed the offering of the 7.375% Senior Secured Notes (“Toys-Delaware Secured Notes”). These notes were issued at par. Investment funds or accounts advised by affiliates of KKR owned an aggregate of $5 million of the Toys-Delaware Secured Notes as of January 29, 2011, all of which was subsequently sold in fiscal 2011. Fees paid in connection with the offering of the Toys-Delaware Secured Notes were approximately $11 million and are deferred and expensed over the life of the instrument. At January 28, 2012, deferred debt issuance costs for the Toys-Delaware Secured Notes were $8 million and have been included in Other assets on our Consolidated Balance Sheets.

The indenture governing Toys-Delaware Secured Notes contains covenants, including, among other things, covenants that restrict the ability of Toys-Delaware to incur additional indebtedness, sell assets, enter into affiliate transactions, pay dividends or make other distributions, make investments and other restricted payments or create liens. These covenants are subject to a number of important qualifications and limitations. Certain covenants will be suspended at any time Toys-Delaware Secured Notes are rated “investment grade.” In addition, the indenture contains other customary terms and covenants, including certain events of default after which Toys-Delaware Secured Notes may be declared or become due and payable immediately. The Toys-Delaware Secured Notes may be redeemed, in whole or in part, at any time prior to September 1, 2013, at a price equal to 100% of the principal amount plus a “make-whole” premium, plus accrued and unpaid interest, if any, as of the date of redemption. The Toys-Delaware Secured Notes will be redeemable, in whole or in part, at any time on or after September 1, 2013 at the specified redemption prices, plus accrued and unpaid interest. Toys-Delaware may also redeem up to 35% of the Toys-Delaware Secured Notes prior to September 1, 2013, with the net cash proceeds from certain equity offerings at a redemption price equal to 107.375% of the principal amount of Toys-Delaware Secured Notes plus accrued and unpaid interest to the date of redemption. Following specified kinds of changes of control with respect to us or Toys-Delaware, Toys-Delaware will be required to offer to purchase Toys-Delaware Secured Notes at a purchase price in cash equal to 101% of their principal amount, plus accrued and unpaid interest, if any, to the date of purchase. Interest on the Toys-Delaware Secured Notes is payable in cash semi-annually in arrears through maturity on March 1 and September 1 of each year, commencing on March 1, 2011. Toys-Delaware Secured Notes have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) and may not be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Further, the Toys-Delaware Secured Notes are guaranteed by certain of Toys-Delaware subsidiaries and the borrowings thereunder are secured by the trademarks and certain other intellectual property of Geoffrey, LLC, our wholly owned subsidiary, and the assets securing the ABL Facility including inventory, accounts receivable, equipment and certain other personal property owned or acquired by Toys-Delaware and certain of its subsidiaries. The Toys-Delaware Secured Notes are secured on a pari passu basis with the obligations under the Secured Term Loan Facility and the Incremental Secured Term Loan.

Secured term loan facility, due fiscal 2016 ($683 million at January 28, 2012)

Concurrent with the offering of the Toys-Delaware Secured Notes, Toys-Delaware amended and restated the secured term loan originally due fiscal 2012 to extend the maturity date of this loan facility and amend certain other provisions. The amended secured term loan facility is in an aggregate principal amount of $700 million (the “Secured Term Loan Facility”) and was issued at a discount of $11 million which resulted in the receipt of gross proceeds of $689 million. Investment funds or accounts advised by affiliates of KKR owned 5% and 6% of the Secured Term Loan Facility as of January 28, 2012 and January 29, 2011, respectively. The Secured Term Loan Facility will bear interest equal to LIBOR (at no time shall LIBOR be less than 1.50%) plus 4.50%, which is subject to a step down of 0.25% based on total leverage. In addition, pursuant to the terms of the agreement, Toys-Delaware is required to make quarterly principal payments equal to 0.25% ($7 million per year) of the original principal amount of the loan. As such, this amount has been classified as Current portion of long-term debt on our Consolidated Balance Sheet as of January 28, 2012.

Fees paid in connection with the offering of the Secured Term Loan Facility totaled approximately $15 million and are deferred and expensed over the life of the instrument. At January 28, 2012, deferred debt issuance costs for the Secured Term Loan Facility were $12 million and have been included in Other assets on our Consolidated Balance Sheets.

The Secured Term Loan Facility as amended, provides for, among other things, an accordion feature that allows Toys-Delaware to request one or more additional term loans be added to the Secured Term Loan Facility in an aggregate principal amount of up to $700 million, to be reduced on a dollar-for-dollar basis by the aggregate principal amount of one or more additional series of senior secured notes that may be issued after the date of the initial issuance of the Toys-Delaware Secured Notes. We exercised a portion of the accordion feature on May 25, 2011 by adding a new tranche of term loans in an aggregate principal amount of $400 million due fiscal 2018. Refer to “Incremental Secured Term Loan” section below.

The Secured Term Loan Facility contains customary covenants applicable to Toys-Delaware and certain of its subsidiaries, including, among other things, covenants that restrict the ability of Toys-Delaware and certain of its subsidiaries to incur certain additional indebtedness, create or permit liens on assets, or engage in mergers or consolidations, pay dividends, repurchase capital stock, make other restricted payments, make loans or advances, engage in transactions with affiliates, or amend material documents. These covenants are subject to certain exceptions, including among other things to allow for the debt represented by the Toys-Delaware Secured Notes, certain other additional debt incurrences including unsecured, later-maturing debt subject to a fixed charge coverage test, the prepayment or repayment of our 7.625% notes due fiscal 2011 and our 7.875% senior notes due fiscal 2013 subject to Toys-Delaware meeting a total leverage test and the provision of a cumulative credit exception allowing for Toys-Delaware and certain of its subsidiaries to make investments, pay dividends and make certain other restricted payments subject to Toys-Delaware meeting a fixed charge coverage test. If an event of default under the Secured Term Loan Facility occurs and is continuing, the principal amount outstanding, together with all accrued unpaid interest and other amounts owed may be declared by the lenders or become immediately due and payable. Toys-Delaware may optionally prepay the outstanding principal balance of the loan at any time.

Further, the Secured Term Loan Facility is guaranteed by certain of Toys-Delaware subsidiaries and the borrowings thereunder are secured by the trademarks and certain other intellectual property of Geoffrey, LLC, Toys-Delaware’s wholly owned subsidiary, and the assets securing the ABL Facility including inventory, accounts receivable, equipment and certain other personal property owned or acquired by Toys-Delaware and certain of its subsidiaries. The Secured Term Loan Facility is secured on a pari passu basis with the obligations under the Toys-Delaware Secured Notes and the Incremental Secured Term Loan.

10.75% Senior notes, due fiscal 2017 ($931 million at January 28, 2012)

On July 9, 2009, TRU Propco I, formerly known as TRU 2005 RE Holding Co. I, LLC, one of our wholly-owned subsidiaries, completed the offering of $950 million aggregate principal amount of senior unsecured 10.75% notes due 2017 (the “Notes”). The Notes were issued at a discount of $25 million which resulted in the receipt of proceeds of $925 million. Fees paid in connection with the sale of the Notes were deferred and expensed over the life of the Notes. At January 28, 2012, deferred debt issuance costs for these notes were $16 million and have been included in Other assets on our Consolidated Balance Sheets.

The Notes are solely the obligation of TRU Propco I and its wholly-owned subsidiaries (the “Guarantors”) and are not guaranteed by the Parent Company or Toys-Delaware. The Notes are guaranteed by the Guarantors, jointly and severally, fully and unconditionally, and the indenture governing the Notes contain covenants, including, among other things, covenants that restrict the ability of TRU Propco I and the Guarantors to incur additional indebtedness, sell assets, enter into affiliate transactions, pay dividends or make other distributions, make other restricted payments and investments, create liens, and impose restrictions on the ability of the Guarantors to pay dividends or make other payments. The indenture governing the Notes also contains covenants that limit the ability of the Parent Company to cause or permit Toys-Delaware to incur indebtedness, pay dividends, make distributions or make other restricted payments and investments. These covenants are subject to a number of important qualifications and limitations. The Notes may be redeemed, in whole or in part, at any time prior to July 15, 2013 at a price equal to 100% of the principal amount plus a “make-whole” premium, plus accrued and unpaid interest to the date of redemption. The Notes will be redeemable, in whole or in part, at any time on or after July 15, 2013, at the specified redemption prices, plus accrued and unpaid interest, if any. In addition, TRU Propco I may redeem up to 35% of the Notes before July 15, 2012 with the net cash proceeds from certain equity offerings. Following specified kinds of changes of control with respect to the Parent Company or TRU Propco I, TRU Propco I will be required to offer to purchase the Notes at a purchase price in cash equal to 101% of their principal amount, plus accrued and unpaid interest, if any, to but not including the purchase date. Interest on the Notes is payable in cash semi-annually in arrears through maturity on January 15 and July 15 of each year.

In accordance with the indenture governing the Notes, TRU Propco I commenced a tender offer on May 13, 2011 to purchase up to an aggregate principal amount of approximately $25 million of the Notes for cash. The tender offer expired on June 13, 2011, with no holders opting to tender at that time. Therefore, as permitted by the indenture, TRU Propco I made a cash distribution of approximately $25 million to the Parent Company on June 20, 2011.

8.50% Senior secured notes, due fiscal 2017 ($717 million at January 28, 2012)

On November 20, 2009, TRU Propco II, formerly known as Giraffe Properties, LLC, an indirect wholly-owned subsidiary, completed the offering of $725 million aggregate principal amount of senior secured 8.50% notes due 2017 (the “Propco II Notes”). The Propco II Notes were issued at a discount of $10 million which resulted in the receipt of proceeds of $715 million. Investment funds or accounts advised by affiliates of KKR owned less than 1% and 2% of the notes as of January 28, 2012 and January 29, 2011, respectively. The Propco II Notes are solely the obligation of TRU Propco II and are not guaranteed by Toys “R” Us, Inc. or Toys-Delaware or any of our other subsidiaries. The Propco II Notes are secured by the first priority security interests in all of the existing and future real estate properties of TRU Propco II and its interest in the master lease agreement between TRU Propco II as landlord and Toys-Delaware as tenant (the “TRU Propco II Master Lease”). Those real estate properties and interests in the TRU Propco II Master Lease are not available to satisfy or secure the obligations of the Company or its affiliates, other than the obligations of TRU Propco II under the Propco II Notes. Fees paid in connection with the sale of the Propco II Notes were deferred and expensed over the life of the Propco II Notes. At January 28, 2012, deferred debt issuance costs for these notes were $21 million and have been included in Other assets on our Consolidated Balance Sheets.

The indenture governing the Propco II Notes contains covenants, including, among other things, covenants that restrict the ability of TRU Propco II to incur additional indebtedness, sell assets, enter into affiliate transactions, pay dividends or make other distributions, make other restricted payments and investments, create liens, and impose restrictions on dividends or make other payments. The indenture governing the Propco II Notes also contains covenants that limit the ability of Toys “R” Us, Inc. to cause or permit Toys-Delaware to incur indebtedness, pay dividends, make distributions or make other restricted payments and investments. These covenants are subject to a number of important qualifications and limitations. The Propco II Notes may be redeemed, in whole or in part, at any time prior to December 1, 2013 at a price equal to 100% of the principal amount plus a “make-whole” premium, plus accrued and unpaid interest to the date of redemption. The Propco II Notes will be redeemable, in whole or in part, at any time on or after December 1, 2013, at the specified redemption prices, plus accrued and unpaid interest, if any. In addition, prior to December 1, 2013, during each twelve month period commencing December 1, 2009, TRU Propco II may redeem up to 10% of the aggregate principal amount of the Propco II Notes at a redemption price equal to 103% of the principal amount of the Propco II Notes plus accrued and unpaid interest to the date of redemption. TRU Propco II may also redeem up to 35% of the Propco II Notes prior to December 1, 2012, with the net cash proceeds from certain equity offerings, at a redemption price equal to 108.5% of the principal amount of the Propco II Notes plus accrued and unpaid interest to the date of redemption. Following specified kinds of changes of control with respect to Toys “R” Us, Inc. or TRU Propco II, TRU Propco II will be required to offer to purchase the Propco II Notes at a purchase price in cash equal to 101% of their principal amount, plus accrued and unpaid interest, if any to, but not including, the purchase date. Interest on the Propco II Notes is payable in cash semi-annually in arrears through maturity on June 1 and December 1 of each year.

Incremental secured term loan, due fiscal 2018 ($394 million at January 28, 2012)

On May 25, 2011, Toys-Delaware and certain of its subsidiaries entered into a Joinder Agreement (the “Joinder Agreement”) to the Secured Term Loan Facility. The Joinder Agreement added a new tranche of term loans in an aggregate principal amount of $400 million due fiscal 2018 (“Incremental Secured Term Loan”).

The Incremental Secured Term Loan was issued at a discount of $4 million which resulted in gross proceeds of $396 million. The gross proceeds were used to pay transaction fees of approximately $7 million, including fees payable to the Sponsors pursuant to their advisory agreement, which are capitalized as deferred debt issuance costs and amortized over the term of the agreement. Investment funds or accounts advised by KKR owned $41 million of the Incremental Secured Term Loan as of January 28, 2012. On June 24, 2011, the net proceeds from the Incremental Secured Term Loan along with borrowings from our ABL Facility were used to provide funds to redeem the outstanding principal amount of the 2011 Notes for a total redemption price, including interest and premiums, of approximately $519 million. The Incremental Secured Term Loan will mature on May 25, 2018, and bears interest at LIBOR (with a floor of 1.50%) plus 3.75%, which is subject to a step down of 0.25% based on total leverage. At January 28, 2012, deferred debt issuance costs for these notes were $6 million and have been included in Other assets on our Consolidated Balances Sheets.

The Incremental Secured Term Loan is governed by the Secured Term Loan Facility and has the same collateral covenants and restrictions as the Secured Term Loan Facility. Pursuant to the terms of the Joinder Agreement, Toys-Delaware is required to make quarterly principal payments equal to 0.25% ($4 million per year) of the original principal amount of the loan. Toys-Delaware may optionally prepay the outstanding principal balance of the Incremental Secured Term Loan at any time. However, if Toys-Delaware prepays the outstanding principal balance of the Incremental Secured Term Loan on or prior to May 25, 2012, Toys-Delaware would pay a premium equal to 1% of the remaining balance.

7.375% senior notes, Due Fiscal 2018 ($404 million at January 28, 2012)

On September 22, 2003, Toys “R” Us, Inc. issued $400 million in notes bearing interest at a coupon rate of 7.375%, maturing on October 15, 2018. The notes were issued at a discount of $2 million which resulted in the receipt of proceeds of $398 million. Simultaneously with the sale of the notes, we entered into interest rate swap agreements. We subsequently terminated the swaps and received a payment of $10 million which is being amortized over the remaining term of the notes. Interest is payable semi-annually on April 15 and October 15 of each year. These notes carry a limitation on creating liens on domestic real property or improvements or the stock or indebtedness of domestic subsidiaries (subject to certain exceptions) that exceed the greater of 10% of the consolidated net tangible assets or 15% of the consolidated capitalization. The covenants also restrict sale and leaseback transactions (subject to certain exceptions) unless net proceeds are at least equal to the sum of all costs incurred in connection with the acquisition of the principal property and a lien would be permitted on such principal property. At January 28, 2012, deferred debt issuance costs for these notes were $2 million and have been included in Other assets on our Consolidated Balance Sheets.

8.750% debentures, due fiscal 2021 ($22 million at January 28, 2012)

On August 29, 1991, Toys “R” Us, Inc. issued $200 million in debentures bearing interest at a coupon rate of 8.750% (the “Debentures”), maturing on September 1, 2021. Interest is payable semi-annually on March 1 and September 1 of each year. On November 2, 2006, Toys-Delaware commenced a cash tender offer for any and all of the outstanding Debentures (the “Tender Offer”) and a related consent solicitation to effect certain amendments to the Indenture, eliminating all of the restrictive covenants and certain events of default in the Indenture. On November 30, 2006, the Tender Offer expired, and on December 1, 2006, Toys-Delaware consummated the Tender Offer of $178 million (approximately 89.2%) of the outstanding Debentures in the Tender Offer using borrowings under the unsecured credit facility to purchase the tendered Debentures. At January 28, 2012, deferred debt issuance costs for these notes were nominal and have been included in Other assets on our Consolidated Balance Sheets.

Parent company
B - DEBT

Note B—Debt

A summary of the Parent Company’s Long-term debt as of January 28, 2012 and January 29, 2011 is outlined in the table below:

(In millions)	January 28, 2012	January 29, 2011

7.625% notes, due fiscal 2011(1)	$—	$503
7.875% senior notes, due fiscal 2013	398	396
7.375% senior notes, due fiscal 2018	404	405
8.750% debentures, due fiscal 2021(2)	22	22

	824	1,326
Less current portion(3)	—	503

Total Long-term debt	$824	$823

(1)	On June 24, 2011, the Parent Company received funds from Toys-Delaware from the net proceeds from the Incremental Secured Term Loan along with borrowings under the ABL Facility to redeem the outstanding principal amount of the 7.625% notes due fiscal 2011.

(2)	Represents obligations of Toys “R” Us, Inc. and Toys—Delaware.

(3)	Current portion of Long-term debt as of January 29, 2011 was comprised of $503 million of the 7.625% notes, which were redeemed on June 24, 2011.

The total fair values of the Parent Company’s Long-term debt, with carrying values of $824 million and $1,326 million at January 28, 2012 and January 29, 2011, were $789 million and $1,351 million, respectively. The fair values of the Parent Company’s Long-term debt are estimated using the quoted market prices for the same or similar issues and other pertinent information available to management as of the end of the respective periods.

The annual maturities of the Parent Company’s Long-term debt at January 28, 2012 are as follows:

(In millions)	Annual maturities

2012	$—
2013	400
2014	—
2015	—
2016	—
2017 and subsequent	422

Total	$822

The Parent Company is a co-obligor of the outstanding debentures due fiscal 2021, as are shown in the Parent Company Condensed Balance Sheets for stand-alone reporting purposes. However, it is expected all future principal and interest payments will be funded through the operating cash flows of Toys—Delaware. For each of fiscals 2011, 2010 and 2009, Toys—Delaware recorded interest expense related to the outstanding debentures due fiscal 2021 of $2 million, which is reflected as part of Equity in pre-tax earnings of consolidated subsidiaries in the Parent Company Condensed Statements of Operations.

The Parent Company currently guarantees 80% of three Toys—Japan installment loans, totaling ¥1.2 billion ($16 million at January 28, 2012). These loans have annual interest rates of 2.6%—2.8%. In addition, the Parent Company has an agreement with McDonald’s Japan, in which the Parent Company promises to promptly reimburse McDonald’s Japan for any amounts it may be required to pay in connection with its guarantee of the remaining 20% these loans. During fiscal 2011, the Parent Company provided guarantees related to the uncommitted credit lines of Labuan in an aggregate amount up to HK$220 million ($28 million at January 28, 2012) for future borrowings.

For a discussion of the debt obligations of the Parent Company and its subsidiaries, see Note 2 to the Consolidated Financial Statements entitled “SHORT-TERM BORROWINGS AND LONG-TERM DEBT.”

C - DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES	6 Months Ended	12 Months Ended
	Jul. 28, 2012	Jan. 28, 2012
C - DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

3. Derivative instruments and hedging activities

We are exposed to market risk from potential changes in interest rates and foreign currency exchange rates. We regularly evaluate our exposure and enter into derivative financial instruments to economically manage these risks. We record all derivatives as either assets or liabilities on the Condensed Consolidated Balance Sheets measured at estimated fair value and we do not offset assets and liabilities with the same counterparty. We recognize the changes in fair value as unrealized gains and losses. The recognition of these gains and losses depends on our intended use of the derivatives and the resulting designation. In certain defined conditions, we may designate a derivative as a hedge for a particular exposure.

Interest Rate Contracts

We and our subsidiaries have a variety of fixed and variable rate debt instruments and are exposed to market risks resulting from interest rate fluctuations. We enter into interest rate swaps and/or caps to reduce our exposure to variability in expected future cash outflows and changes in the fair value of certain Long-term debt, attributable to the changes in LIBOR, EURIBOR, GBP LIBOR and TIBOR rates. Some of our interest rate contracts contain credit-risk related contingent features and are subject to master netting arrangements. As of July 28, 2012, our interest rate contracts have various maturity dates through September 2016. A portion of our interest rate swaps and caps as of July 28, 2012 are designated as cash flow and fair value hedges in accordance with Accounting Standards Codification (“ASC”) Topic 815, “Derivatives and Hedging.”

The hedge accounting for a designated cash flow hedge requires that the effective portion be recorded to Accumulated other comprehensive income (loss); the ineffective portion of a cash flow hedge is recorded to Interest expense. We evaluate the effectiveness of our cash flow hedging relationships on an ongoing basis. For our derivatives that are designated as cash flow hedges, no material ineffectiveness was recorded for the thirteen and twenty-six weeks ended July 28, 2012 and July 30, 2011, respectively. Reclassifications from Accumulated other comprehensive income (loss) to Interest expense primarily relate to realized Interest expense on interest rate swaps and the amortization of gains (losses) recorded on previously terminated or de-designated swaps. We expect to reclassify a net loss of $1 million over the next 12 months to Interest expense from Accumulated other comprehensive income (loss).

The hedge accounting for a designated fair value hedge requires that the gain or loss on the derivative as well as the offsetting loss or gain on the hedged item attributable to the hedged risk be recognized in Interest expense. We evaluate the effectiveness of our fair value hedging relationship on an ongoing basis and recalculate the changes in fair values of the derivatives and the underlying hedged item separately. For our derivative that is designated as a fair value hedge, we recorded a $3 million and $4 million net gain in earnings related to ineffectiveness for the thirteen and twenty-six weeks ended July 28, 2012, respectively, and a $2 million and $3 million net gain in earnings related to ineffectiveness for the thirteen and twenty-six weeks ended July 30, 2011, respectively.

Certain of our agreements with credit-risk related contingent features contain cross-default provisions which provide that we could be declared in default on our derivative obligations if we default on certain specified indebtedness. At July 28, 2012, January 28, 2012 and July 30, 2011, derivative liabilities related to agreements that contain credit-risk related contingent features had a fair value of $5 million, $8 million and $10 million, respectively. As of July 28, 2012, January 28, 2012 and July 30, 2011, respectively, we were not required to post collateral with any derivative counterparties.

Foreign Exchange Contracts

We occasionally enter into foreign currency forward contracts to economically hedge the U.S. dollar merchandise purchases of our foreign subsidiaries and our short-term, cross-currency intercompany loans with our foreign subsidiaries. We enter into these contracts in order to reduce our exposure to the variability in expected cash outflows attributable to changes in foreign currency rates. These derivative contracts are not designated as hedges and are recorded on our Condensed Consolidated Balance Sheets at fair value with a gain or loss recorded on the Condensed Consolidated Statements of Operations in Interest expense.

Our foreign exchange contracts typically mature within 12 months. Some of these contracts contain credit-risk related contingent features and are subject to master netting arrangements. Some of these agreements contain cross-default provisions which provide that we could be declared in default on our derivative obligations if we default on certain specified indebtedness. At July 28, 2012 and July 30, 2011, derivative liabilities related to agreements that contain credit-risk related contingent features had a fair value of $1 million and $7 million, respectively. At January 28, 2012, we did not have any derivative liabilities related to agreements that contained credit-risk related contingent features. We are not required to post collateral for these contracts.

The following table sets forth the net impact of the effective portion of derivatives designated as cash flow hedges on Accumulated other comprehensive income (loss) on our Condensed Consolidated Statements of Stockholders’ Equity for the twenty-six weeks ended July 28, 2012 and July 30, 2011:

	26 Weeks Ended
(In millions)	July 28, 2012	July 30, 2011
Derivatives designated as cash flow hedges:
Beginning balance	$(2)	$—
Loss on the change in fair value recognized in Accumulated other comprehensive income (loss)—Interest Rate Contracts (1)	—	(1)

Ending balance	$(2)	$(1)

(1)	Reclassifications from Accumulated other comprehensive income (loss) to Interest expense were nominal for the twenty-six weeks ended July 28, 2012 and July 30, 2011.

The following table sets forth the impact of derivatives on Interest expense on our Condensed Consolidated Statements of Operations for the thirteen and twenty-six weeks ended July 28, 2012 and July 30, 2011:

	13 Weeks Ended		26 Weeks Ended
(In millions)	July 28, 2012	July 30, 2011	July 28, 2012	July 30, 2011
Derivatives not designated for hedge accounting:
Gain (loss) on the change in fair value—Interest Rate Contracts	$2	$(2)	$3	$(1)
(Loss) gain on the change in fair value—Intercompany Loan Foreign Exchange Contracts (1)	(7)	1	(10)	6
Gain (loss) on the change in fair value—Merchandise Purchases Program Foreign Exchange Contracts	6	3	3	(13)

	1	2	(4)	(8)

Derivative designated as fair value hedge:
Gain on the change in fair value—Interest Rate Contract	3	10	2	12
(Loss) gain recognized in Interest expense on hedged item	—	(8)	2	(9)

	3	2	4	3

Total Interest expense	$4	$4	$—	$(5)

(1)	Gains and losses related to our short-term, intercompany loan foreign exchange contracts are recorded in Interest expense, in addition to the corresponding foreign exchange gains and losses related to our short-term, cross-currency intercompany loans.

The following table contains the notional amounts and the related fair values of our derivatives included within our Condensed Consolidated Balance Sheets as of July 28, 2012, January 28, 2012 and July 30, 2011:

	July 28, 2012		January 28, 2012		July 30, 2011
	Notional	Fair Value Assets/	Notional	Fair Value Assets/	Notional	Fair Value Assets/
(In millions)	Amount	(Liabilities)	Amount	(Liabilities)	Amount	(Liabilities)
Interest Rate Contracts designated as cash flow hedges:
Other assets	$700	$—	$700	$—	$700	$1
Accrued expenses and other current liabilities	3	—	—	—	—	—
Other non-current liabilities	126	(2)	131	(2)	153	(2)

Interest Rate Contract designated as fair value hedge:
Other assets	$350	$20	$350	$18	$350	$8

Interest Rate Contracts not designated for hedge accounting:
Other assets	$1,611	$—	$1,611	$—	$1,611	$2
Accrued expenses and other current liabilities	323	(4)	249	(4)	—	—
Other non-current liabilities	—	—	92	(3)	369	(10)

Foreign Currency Contracts not designated for hedge accounting:
Prepaid expenses and other current assets	$217	$4	$39	$—	$126	$2
Accrued expenses and other current liabilities	207	(2)	40	(1)	380	(12)

Total derivative contracts outstanding
Prepaid expenses and other current assets	$217	$4	$39	$—	$126	$2
Other assets	2,661	20	2,661	18	2,661	11

Total derivative assets (1)	$2,878	$24	$2,700	$18	$2,787	$13

Accrued expenses and other current liabilities	$533	$(6)	$289	$(5)	$380	$(12)
Other non-current liabilities	126	(2)	223	(5)	522	(12)

Total derivative liabilities (1)	$659	$(8)	$512	$(10)	$902	$(24)

(1)	Refer to Note 4 entitled “Fair value measurements” for the fair value of our derivative instruments classified within the fair value hierarchy.

Note 3—Derivative instruments and hedging activities

We are exposed to market risk from potential changes in interest rates and foreign currency exchange rates. We regularly evaluate our exposure and enter into derivative financial instruments to economically manage these risks. We record all derivatives as either assets or liabilities on the Consolidated Balance Sheets measured at estimated fair value and we do not offset assets and liabilities with the same counterparty. We recognize the changes in fair value as unrealized gains and losses. The recognition of these gains or losses depends on our intended use of the derivatives and the resulting designation. In certain defined conditions, we may designate a derivative as a hedge for a particular exposure.

Interest rate contracts

We and our subsidiaries have a variety of fixed and variable rate debt instruments and are exposed to market risks resulting from interest rate fluctuations. We enter into interest rate swaps and/or caps to reduce our exposure to variability in expected future cash outflows and changes in the fair value of certain Long-term debt, attributable to the changes in LIBOR, EURIBOR, GBP LIBOR and TIBOR rates. Some of our interest rate contracts contain credit-risk related contingent features and are subject to master netting arrangements. As of January 28, 2012, our interest rate contracts have various maturity dates through September 2016. A portion of our interest rate swaps and caps as of January 28, 2012 are designated as cash flow and fair value hedges in accordance with ASC Topic 815, “Derivatives and Hedging”.

The hedge accounting for a designated cash flow hedge requires that the effective portion be recorded to Accumulated other comprehensive income (loss); the ineffective portion of a cash flow hedge is recorded to Interest expense. We evaluate the effectiveness of our cash flow hedging relationships on an ongoing basis. For our derivatives that are designated as cash flow hedges, no material ineffectiveness was recorded for fiscals 2011, 2010 and 2009, respectively. Reclassifications from Accumulated other comprehensive income (loss) to Interest expense primarily relate to realized Interest expense on interest rate swaps and the amortization of gains (losses) recorded on previously terminated or de-designated swaps. We expect to reclassify a nominal amount of net losses in fiscal 2012 to Interest expense from Accumulated other comprehensive income (loss).

The hedge accounting for a designated fair value hedge requires that the gain or loss on the derivative as well as the offsetting loss or gain on the hedged item attributable to the hedged risk be recognized in Interest expense. We evaluate the effectiveness of our fair value hedging relationship on an ongoing basis and recalculate the change in the fair value of the derivative and the underlying hedged item separately. For our derivative that is designated as a fair value hedge, we recorded approximately a $7 million net gain and $1 million net loss in earnings related to ineffectiveness for fiscal 2011 and 2010, respectively.

Certain of our agreements with credit-risk related contingent features contain provisions where we could be declared in default on our derivative obligations if we default on certain specified indebtedness. At January 28, 2012 and January 29, 2011, derivative liabilities related to agreements that contain credit-risk related contingent features had a fair value of $8 million and $17 million, respectively. As of January 28, 2012 and January 29, 2011, respectively, we were not required to post collateral for any of these derivatives.

The following table presents our outstanding interest rate contracts as of January 28, 2012 and January 29, 2011:

(In millions)	Effective date	Maturity date	January 28, 2012	January 29, 2011
			Notional amount	Notional amount

Interest Rate Swaps
3 Month EURIBOR Float to Fixed Interest Rate Swap	February 2006	February 2013	$81	$84
3 Month EURIBOR Float to Fixed Interest Rate Swap	February 2006	February 2013	168	175
3 Month GBP LIBOR Float to Fixed Interest Rate Swap	February 2006	April 2013	92	94
3 Month GBP LIBOR Float to Fixed Interest Rate Swap(1)	April 2007	April 2013	3	3
3 Month USD LIBOR Fixed to Float Interest Rate Swap(1)	September 2010	September 2016	350	350
6 Month JPY TIBOR Float to Fixed Interest Rate Swap(1)	January 2011	January 2016	128	140

Interest Rate Caps
1 Month USD LIBOR Interest Rate Cap(1)	January 2011	April 2015	500	500
1 Month USD LIBOR Interest Rate Cap	January 2011	April 2015	500	500
1 Month USD LIBOR Interest Rate Cap(2)	January 2012	April 2015	500	500
1 Month USD LIBOR Interest Rate Cap	January 2012	April 2015	500	500
1 Month USD LIBOR Interest Rate Cap	January 2014	April 2015	311	311

(1)	As of January 28, 2012, these derivatives were designated for hedge accounting.

(2)	The Company de-designated a portion of this interest rate cap in fiscal 2010. As of January 28, 2012, 40% of the $500 million interest rate cap is designated as a cash flow hedge.

Foreign exchange contracts

We occasionally enter into foreign currency forward contracts to economically hedge the U.S. dollar merchandise purchases of our foreign subsidiaries and our short-term, cross-currency intercompany loans with our foreign subsidiaries. We enter into these contracts in order to reduce our exposure to the variability in expected cash outflows attributable to changes in foreign currency rates. These derivative contracts are not designated as hedges and are recorded on our Consolidated Balance Sheets at fair value with a gain or loss recorded on the Consolidated Statements of Operations in Interest expense.

Our foreign exchange contracts typically mature within 12 months. Some of these contracts contain credit-risk related contingent features and are subject to master netting arrangements. Some of these agreements contain provisions where we could be declared in default on our derivative obligations if we default on certain specified indebtedness. At January 28, 2012 we did not have any derivative liabilities related to agreements that contain credit-risk related contingent features. At January 29, 2011 derivative liabilities related to agreements that contain credit-risk related contingent features had a fair value $2 million. We are not required to post collateral for these contracts.

The following table presents our outstanding foreign exchange contracts as of January 28, 2012 and January 29, 2011:

(In millions)			January 28, 2012	January 29, 2011
	Effective date	Maturity date	Notional amount	Notional amount

Foreign-Exchange Forwards
Short-term cross-currency intercompany loans	Varies	Varies	$79	$120
Merchandise purchases	Varies	Varies	—	171

The following table sets forth the net impact of the effective portion of derivatives designated as cash flow hedges on Accumulated other comprehensive income (loss) on our Consolidated Statements of Stockholders’ Equity (Deficit) for the fiscal years ended January 28, 2012, January 29, 2011 and January 30, 2010:

	Fiscal years ended
(In millions)	January 28, 2012	January 29, 2011	January 30, 2010

Derivatives designated as cash flow hedges:
Beginning balance	$—	$(15)	$(25)
Loss on the change in fair value recognized in Accumulated other comprehensive income (loss)—Interest Rate Contracts	(2)	(5)	(13)
(Loss) gain reclassified from Accumulated other comprehensive income (loss)—Interest Rate Contracts	—	20	23

	(2)	15	10

Ending balance	$(2)	$—	$(15)

The following table sets forth the impact of derivatives on Interest expense on our Consolidated Statements of Operations for the fiscal years ended January 28, 2012, January 29, 2011 and January 30, 2010:

	Fiscal years ended
(In millions)	January 28, 2012	January 29, 2011	January 30, 2010

Derivatives not designated for hedge accounting:
Loss on the change in fair value—Interest Rate Contracts	$(1)	$(6)	$(3)
Loss on the change in fair value—Intercompany Loan Foreign Exchange Contracts(1)	(4)	(10)	(28)
(Loss) gain on the change in fair value—Merchandise Purchases Program Foreign Exchange Contracts	(3)	2	(24)

	(8)	(14)	(55)

Derivatives designated as cash flow hedges:
Loss reclassified from Accumulated other comprehensive income (loss) (effective portion)—Interest Rate Contracts	(1)	(31)	(36)
Gain amortized from terminated cash flow hedges—Interest Rate Contracts	1	1	1

	—	(30)	(35)

Derivative designated as a fair value hedge:
Amortization of swap basis adjustment—Interest Rate Contract	(1)	—	—
Gain (loss) on the change in fair value—Interest Rate Contract	23	(3)	—
(Loss) gain recognized in interest expense on hedged item	(16)	2	—

	6	(1)	—

Total Interest expense	$(2)	$(45)	$(90)

(1)	Gains and losses related to our short-term, intercompany loan foreign exchange contracts are recorded in Interest expense, in addition to the corresponding foreign exchange gains and losses related to our short-term, cross-currency intercompany loans. For further details related to gains and losses resulting from foreign currency transactions, refer to Note 1 entitled “SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.”

The following table contains the notional amounts and related fair values of our derivatives included within our Consolidated Balance Sheets as of January 28, 2012 and January 29, 2011:

	January 28, 2012		January 29, 2011
(In millions)	Notional amount	Fair value assets/ (liabilities)	Notional amount	Fair value assets/ (liabilities)

Interest Rate Contracts designated as cash flow hedges:
Other assets	$700	$—	$700	$2
Other non-current liabilities	131	(2)	143	(2)

Interest Rate Contract designated as a fair value hedge:
Other Assets	$350	$18	$—	$—
Other non-current liabilities	—	—	350	(5)

Interest Rate Contracts not designated for hedge accounting:
Other assets	$1,611	$—	$1,611	$4
Accrued expenses and other current liabilities	249	(4)	—	—
Other non-current liabilities	92	(3)	353	(10)

Foreign Currency Contracts not designated for hedge accounting:
Prepaid expenses and other current assets	$39	$—	$81	$—
Accrued expenses and other current liabilities	40	(1)	210	(2)

Total derivative contracts outstanding
Prepaid expenses and other current assets	$39	$—	$81	$—
Other assets	2,661	18	2,311	6

Total derivative assets(1)	$2,700	$18	$2,392	$6

Accrued expenses and other current liabilities	$289	$(5)	$210	$(2)
Other non-current liabilities	223	(5)	846	(17)

Total derivative liabilities(1)	$512	$(10)	$1,056	$(19)

(1)	Refer to Note 4 “FAIR VALUE MEASUREMENTS” for the fair value of our derivative instruments classified within the fair value hierarchy.

Parent company
C - DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

Note C—Derivative instruments and hedging activities

We are exposed to market risk from potential changes in interest rates and foreign currency exchange rates. We regularly evaluate our exposure and enter into derivative financial instruments to economically manage these risks. We record all derivatives as either assets or liabilities on the Parent Company Condensed Balance Sheets measured at estimated fair value and we do not offset assets and liabilities with the same counterparty. We recognize the changes in fair value as unrealized gains and losses. The recognition of these gains and losses depends on our intended use of the derivatives and the resulting designation. In certain defined conditions, a derivative may be specifically designated as a hedge for a particular exposure.

Interest rate contracts

We and our subsidiaries have a variety of fixed and variable rate debt instruments and are exposed to market risks resulting from interest rate fluctuations. We enter into interest rate swaps and/or caps to reduce our exposure to variability in expected future cash outflows attributable to the changes in LIBOR rates. Some of our interest rate contracts may contain credit-risk related contingent features and are subject to master netting arrangements. As of January 28, 2012, our interest rate contracts have various maturity dates through April 2015.

Certain of our agreements with credit-risk related contingent features contain provisions where we could be declared in default on our derivative obligations if we default on certain specified indebtedness. At January 28, 2012 and January 29, 2011, we had no derivative liabilities related to agreements that contain credit-risk related contingent features. As of January 28, 2012 and January 29, 2011, we were not required to post collateral with any derivative counterparties.

The following table presents our outstanding derivative contracts as of January 28, 2012 and January 29, 2011:

			January 28, 2012	January 29, 2011
(In millions)	Effective date	Maturity date	Notional amount	Notional amount

Interest Rate Caps
1 Month USD LIBOR Interest Rate Cap(1)	January 2011	April 2015	$500	$500
1 Month USD LIBOR Interest Rate Cap(1)	January 2012	April 2015	500	500
1 Month USD LIBOR Interest Rate Cap(1)	January 2014	April 2015	311	311

(1)	These three interest rate caps are not designated as cash flow hedges in accordance with ASC 815.

Foreign exchange contracts

We occasionally enter into foreign currency forward contracts to economically hedge our short-term, cross-currency intercompany loans with our foreign subsidiaries. We enter into these contracts in order to reduce our exposure to the variability in expected cash outflows attributable to changes in foreign currency rates. These derivative contracts are not designated as hedges and are recorded on the Parent Company Condensed Balance Sheets at fair value with a gain or loss recorded on the Parent Company Condensed Statements of Operations in Interest expense, net. At January 28, 2012 and January 29, 2011, we had no outstanding foreign exchange contracts.

Our foreign exchange contracts typically mature within 12 months. Some of these contracts may contain credit-risk related contingent features and are subject to master netting arrangements. Some of these agreements contain provisions where we could be declared in default on our derivative obligations if we default on certain specified indebtedness. At January 28, 2012 we did not have any derivative liabilities related to agreements that contain credit-risk related contingent features. At January 29, 2011 derivative liabilities related to agreements that contain credit-risk related contingent features had a fair value $2 million. We are not required to post collateral for these contracts.

The following table sets forth the net impact of the effective portion of derivatives on Accumulated other comprehensive income (loss) for the fiscal years ended January 28, 2012, January 29, 2011 and January 30, 2010:

	Fiscal years ended
(In millions)	January 28, 2012	January 29, 2011	January 30, 2010

Derivatives designated as cash flow hedges:
Beginning balance	$1	$(19)	$(29)
Loss on the change in fair value recognized in Accumulated other income (loss)—Interest Rate Contracts	—	—	(14)
Loss reclassified from Accumulated other comprehensive income (loss)—Interest Rate Contracts	—	20	24

	—	20	10

Ending balance	$1	$1	$(19)

The following table sets forth the impact of derivatives on Interest expense, net on the Parent Company Condensed Statements of Operations for the fiscal years ended January 28, 2012, January 29, 2011 and January 30, 2010:

	Fiscal years ended
(In millions)	January 28, 2012	January 29, 2011	January 30, 2010

Derivatives not designated for hedge accounting:
(Loss) gain on the change in fair value—Interest Rate Contracts	$(3)	$(5)	$2
Gain (loss) on the change in fair value—Intercompany Loan Foreign Exchange Contracts(1)	2	1	(10)

	(1)	(4)	(8)

Derivatives designated as cash flow hedges:
Loss reclassified from Accumulated other comprehensive income (loss) (effective portion)—Interest Rate Contracts(2)	—	(31)	(36)

Total Interest expense, net	$(1)	$(35)	$(44)

(1)	Gains and losses related to our short-term, intercompany loan foreign exchange contracts are recorded in Interest expense, net, in addition to the corresponding foreign exchange gains and losses related to our short-term, cross-currency intercompany loans. For further details related to gains and losses resulting from foreign currency transactions, refer to Note 1 to our Consolidated Financial Statements entitled “SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.”

(2)	Reclassifications from Accumulated other comprehensive income (loss) to Interest expense, net, primarily relate to the amortization of gains (losses) recorded on de-designated contracts.

The following table contains the notional amounts and fair values of Parent Company’s outstanding derivative contracts as of January 28, 2012 and January 29, 2011:

	January 28, 2012		January 29, 2011
(In millions)	Notional amount	Fair value assets/ (liabilities)	Notional amount	Fair value assets/ (liabilities)

Interest Rate Contracts not designated for hedge accounting:
Other assets	$1,311	$—	$1,311	$3

Refer to Note 3 to our Consolidated Financial Statements entitled “DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES” for further details on derivative instruments.

Fair value measurements	6 Months Ended	12 Months Ended
	Jul. 28, 2012	Jan. 28, 2012
Fair value measurements

4. Fair value measurements

To determine the fair value of our assets and liabilities, we utilize the established fair value hierarchy that distinguishes between market participant assumptions based on market data obtained from sources independent of the reporting entity (observable inputs that are classified within Levels 1 and 2 of the hierarchy) and the reporting entity’s own assumptions about market participant assumptions (unobservable inputs classified within Level 3 of the hierarchy).

Assets and Liabilities Measured at Fair Value on a Recurring Basis

Derivative Financial Instruments

Currently, we use derivative financial arrangements to manage a variety of risk exposures, including interest rate risk associated with our Long-term debt and foreign currency risk relating to cross-currency intercompany lending and merchandise purchases. The valuation of our foreign currency contracts is determined using market-based foreign exchange rates, which are classified as Level 2 inputs.

The valuation of our interest rate contracts is determined using widely accepted valuation techniques including discounted cash flow analysis on the expected cash flows of each derivative. This analysis reflects the contractual terms of the derivatives, including the period to maturity, and uses observable market-based inputs, including interest rate curves, foreign exchange rates and implied volatilities. We evaluate the inputs used to value our derivatives at the end of each reporting period.

For our interest rate contracts, we primarily use Level 2 inputs mentioned above to arrive at fair value. Additionally, for interest rate contracts we also incorporate credit valuation adjustments to appropriately reflect both our own nonperformance risk and the respective counterparty’s nonperformance risk in the fair value measurements taking into account the impact of any applicable credit enhancements, such as collateral postings, thresholds, mutual puts and guarantees. In conjunction with ASU No. 2011-04, “Fair Value Measurements (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” (“ASU 2011-04”), we made an accounting policy election to measure the credit risk of our derivative financial instruments that are subject to master netting agreements on a net basis by counterparty portfolio. The portfolio-level adjustments are then allocated each period to the individual assets or liabilities within the portfolio.

The credit valuation adjustments are calculated by determining the total expected exposure of the derivatives (which incorporates both the current and potential future exposure) and then applying each counterparty’s credit spread to the applicable exposure. The total expected exposure of a derivative is derived using market-observable inputs, such as yield curves and volatilities. The inputs utilized for our own credit spread are based on implied spreads from our debt, which are considered unobservable inputs. These credit valuation adjustments fall within Level 3 of the fair value hierarchy and include estimates of current credit spreads to evaluate the likelihood of default. For counterparties with publicly available credit information, the credit spreads over LIBOR used in the calculations represent implied credit default swap spreads obtained from a third party credit data provider. Generally, significant increase (decreases) in our own credit spread in isolation would result in significantly lower (higher) fair value measurement for these hedges. Based on the mixed input valuation, we classify these derivatives based on the lowest level in the fair value hierarchy that is significant to the overall fair value of the instrument.

Any transfer into or out of a level of the fair value hierarchy is recognized based on the value of the instruments at the end of the reporting period. Changes in the fair value of our derivative financial instruments are recorded in Interest expense within the Condensed Consolidated Statements of Operations.

Cash Equivalents

Cash equivalents include highly liquid investments with an original maturity of three months or less at acquisition. Due to the nature and short maturity of these investments, their carrying amount approximates fair value. Therefore, we have determined that our cash equivalents in their entirety are classified as Level 1 within the fair value hierarchy.

The table below presents our assets and liabilities measured at fair value on a recurring basis as of July 28, 2012, January 28, 2012 and July 30, 2011, aggregated by level in the fair value hierarchy within which those measurements fall.

(In millions)	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance at July 28, 2012
Assets
Cash equivalents	$271	$—	$—	$271
Derivative financial instruments:
Interest rate contracts	—	20	—	20
Foreign exchange contracts	—	4	—	4

Total assets	$271	$24	$—	$295

Liabilities
Derivative financial instruments:
Interest rate contracts	$—	$2	$4	$6
Foreign exchange contracts	—	2	—	2

Total liabilities	$—	$4	$4	$8

(In millions)	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance at January 28, 2012
Assets
Cash equivalents	$269	$—	$—	$269
Derivative financial instruments:
Interest rate contracts	—	18	—	18
Foreign exchange rates	—	—	—	—

Total assets	$269	$18	$—	$287

Liabilities
Derivative financial instruments:
Interest rate contracts	$—	$2	$7	$9
Foreign exchange contracts	—	1	—	1

Total liabilities	$—	$3	$7	$10

(In millions)	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance at July 30, 2011
Assets
Cash equivalents	$52	$—	$—	$52
Derivative financial instruments:
Interest rate contracts	—	3	8	11
Foreign exchange contracts	—	2	—	2

Total assets	$52	$5	$8	$65

Liabilities
Derivative financial instruments:
Interest rate contracts	$—	$2	$10	$12
Foreign exchange contracts	—	12	—	12

Total liabilities	$—	$14	$10	$24

The table below presents the changes in the fair value of our derivative financial instruments within Level 3 of the fair value hierarchy for the thirteen and twenty-six weeks ended July 28, 2012 and July 30, 2011.

(In millions)	Level 3
Balance, January 28, 2012	$(7)
Unrealized gain	1

Balance, April 28, 2012	(6)
Unrealized gain	2

Balance, July 28, 2012	$(4)

(In millions)	Level 3
Balance, January 29, 2011	$(16)
Unrealized gain	3

Balance, April 30, 2011	(13)
Unrealized gain	11

Balance, July 30, 2011	$(2)

Assets and Liabilities Measured at Fair Value on a Nonrecurring Basis

Certain of our assets and liabilities are measured at fair value on a nonrecurring basis. We evaluate the carrying value of all long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. The fair value measurements related to long-lived assets held and used and held for sale classified as Level 3 were determined using a discounted cash flow valuation method. For those assets classified as Level 2 a relative, market-based approach based on offers was utilized.

There have been no changes in valuation technique or related inputs for the thirteen and twenty-six weeks ended July 28, 2012 and July 30, 2011.

The table below presents our long-lived assets evaluated for impairment measured at fair value on a nonrecurring basis for the thirteen and twenty-six weeks ended July 28, 2012 and July 30, 2011, aggregated by level in the fair value hierarchy within which those measurements fall. Because these assets are not measured on a recurring basis, certain carrying amounts and fair value measurements presented in the table may reflect values at earlier dates and may no longer represent their fair values at July 28, 2012 and July 30, 2011. As of July 28, 2012 and July 30, 2011, we did not have any long-lived assets classified as Level 1 within the fair value hierarchy. For the thirteen weeks ended July 28, 2012, we did not record any impairment losses.

(In millions)	Carrying Value Prior to Impairment	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Impairment Losses
Long-lived assets held and used	$4	$2	$—	$2

Balance, April 28, 2012	$4	$2	$—	$2

(In millions)	Carrying Value Prior to Impairment	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Impairment Losses
Long-lived assets held and used	$3	$2	$—	$1

Balance, April 30, 2011	3	2	—	1
Long-lived assets held and used	2	—	1	1

Balance, July 30, 2011	$5	$2	$1	$2

Note 4—Fair value measurements

To determine the fair value of our assets and liabilities, we utilize the established fair value hierarchy that distinguishes between market participant assumptions based on market data obtained from sources independent of the reporting entity (observable inputs that are classified within Levels 1 and 2 of the hierarchy) and the reporting entity’s own assumptions about market participant assumptions (unobservable inputs classified within Level 3 of the hierarchy).

Assets and liabilities measured at fair value on a recurring basis

Derivative financial instruments

Currently, we use derivative financial arrangements to manage a variety of risk exposures, including interest rate risk associated with our Long-term debt and foreign currency risk relating to cross-currency intercompany lending and merchandise purchases. The valuation of our foreign currency contracts is determined using market-based foreign exchange rates, which are classified as Level 2 inputs.

The valuation of our interest rate contracts is determined using widely accepted valuation techniques including discounted cash flow analysis on the expected cash flows of each derivative. This analysis reflects the contractual terms of the derivatives, including the period to maturity, and uses observable market-based inputs, including interest rate curves, foreign exchange rates and implied volatilities. We evaluate the inputs used to value our derivatives at the end of each reporting period.

For our interest rate contracts, we primarily use Level 2 inputs mentioned above to arrive at fair value. Additionally, for interest rate contracts we also incorporate credit valuation adjustments to appropriately reflect both our own nonperformance risk and the respective counterparty’s nonperformance risk in the fair value measurements taking into account the impact of netting and any applicable credit enhancements, such as collateral postings, thresholds, mutual puts and guarantees. These credit valuation adjustments fall within Level 3 of the fair value hierarchy and include estimates of current credit spreads to evaluate the likelihood of default. Based on the mixed input valuation we classify these derivatives based on the lowest level in the fair value hierarchy that is significant to the overall fair value of the instrument.

Any transfer into or out of a level of the fair value hierarchy is recognized based on the value of the instruments at the end of the reporting period. Changes in the fair value of our derivative financial instruments are recorded in Interest expense within the Consolidated Statements of Operations.

Cash equivalents

Cash equivalents include highly liquid investments with an original maturity of three months or less at acquisition. Due to the nature and short maturity of these investments, their carrying amount approximates fair value. Therefore, we have determined that our cash equivalents in their entirety are classified as Level 1 within the fair value hierarchy.

The table below presents our assets and liabilities measured at fair value on a recurring basis as of January 28, 2012 and January 29, 2011, aggregated by level in the fair value hierarchy within which those measurements fall.

Fiscal 2011

(In millions)	Quoted prices in active markets for identical assets and liabilities (level 1)	Significant other observable inputs (level 2)	Significant unobservable inputs (level 3)	Total

Assets
Cash equivalents	$269	$—	$—	$269

Derivative financial instruments:
Interest rate contracts	—	18	—	18
Foreign exchange contracts	—	—	—	—

Total assets	$269	$18	$—	$287

Liabilities

Derivative financial instruments:
Interest rate contracts	$—	$2	$7	$9
Foreign exchange contracts	—	1	—	1

Total liabilities	$—	$3	$7	$10

Fiscal 2010

(In millions)	Quoted prices in active markets for identical assets and liabilities (level 1)	Significant other observable inputs (level 2)	Significant unobservable inputs (level 3)	Total

Assets
Cash equivalents	$312	$—	$—	$312

Derivative financial instruments:
Interest rate contracts	—	6	—	6

Total assets	$312	$6	$—	$318

Liabilities

Derivative financial instruments:
Interest rate contracts	$—	$1	$16	$17
Foreign exchange contracts	—	2	—	2

Total liabilities	$—	$3	$16	$19

The table below presents the changes in the fair value of our derivative financial instruments within Level 3 of the fair value hierarchy for the periods ended January 28, 2012 and January 29, 2011.

(In millions)	Level 3

Balance, January 29, 2011	$(16)
Unrealized gain(1)	27
Transfers out of Level 3(3)	(18)

Balance, January 28, 2012	$(7)

(In millions)	Level 3

Balance, January 31, 2010	$(2)
Unrealized loss(1)	(6)
Purchases(2)	(5)
Transfers out of Level 3(3)	(3)

Balance, January 29, 2011	$(16)

(1)	Changes in the fair value of our Level 3 derivative financial instruments have been recorded in Interest expense on our Consolidated Statements of Operations. The total amount of unrealized losses for the period included in Interest expense attributable to assets held at January 28, 2012 and January 29, 2011, were $27 million and $11 million, respectively.

(2)	On December 7, 2010, we entered into an interest rate swap to hedge our exposure to changes in fair value of the Toys-Delaware Secured Notes. The interest rate swap has a notional amount of $350 million and matures on September 1, 2016. Refer to Note 3 entitled “DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES” for further details.

(3)	Transferred from Level 3 to Level 2 as the Level 3 inputs were no longer considered significant to the fair value of these instruments.

Assets and liabilities measured at fair value on a nonrecurring basis

Certain of our assets and liabilities are measured at fair value on a nonrecurring basis. We evaluate the carrying value of all long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. The fair value measurements related to long-lived assets held and used and held for sale classified as Level 3 were determined using a discounted cash flow valuation method. For those assets classified as Level 2 a relative, market-based approach based on offers was utilized.

There have been no changes in valuation technique or related inputs for the fiscal years ended January 28, 2012 and January 29, 2011.

The table below presents our long-lived assets evaluated for impairment measured at fair value on a nonrecurring basis for the fiscal years ended January 28, 2012 and January 29, 2011, aggregated by level in the fair value hierarchy within which those measurements fall. Because these assets are not measured at fair value on a recurring basis, certain carrying amounts and fair value measurements presented in the table may reflect values at earlier measurement dates and may no longer represent their fair values at January 28, 2012 and January 29, 2011. As of January 28, 2012 and January 29, 2011, we did not have any long-lived assets classified as Level 1 within the fair value hierarchy.

Fiscal 2011

(In millions)	Carrying value prior to impairment	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Impairment losses(1)

Long-lived assets held and used	$9	$2	$1	$6
Long-lived assets held for sale	—	—	—	—

Total	$9	$2	$1	$6

Fiscal 2010

(In millions)	Carrying value prior to impairment	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Impairment losses (1)

Long-lived assets held and used	$13	$3	$2	$8
Long-lived assets held for sale	10	7	—	3

Total	$23	$10	$2	$11

(1)	Refer to Note 1 “SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES” for further details.

Income taxes	6 Months Ended	12 Months Ended
	Jul. 28, 2012	Jan. 28, 2012
Income taxes

5. Income taxes

The following table summarizes our income tax benefit and effective tax rates for the thirteen and twenty-six weeks ended July 28, 2012 and July 30, 2011:

	13 Weeks Ended		26 Weeks Ended
($ In millions)	July 28, 2012	July 30, 2011	July 28, 2012	July 30, 2011
Loss before income taxes	$(56)	$(62)	$(154)	$(195)
Income tax benefit	20	28	58	94
Effective tax rate	(35.7)%	(45.2)%	(37.7)%	(48.2)%

The effective tax rates for the thirteen and twenty-six weeks ended July 28, 2012 and July 30, 2011 were based on our forecasted annualized effective tax rates, adjusted for discrete items that occurred within the periods presented. Our forecasted annualized effective tax rate is 41.3% for the twenty-six weeks ended July 28, 2012 compared to 48.4% for the same period last year. The difference between our forecasted annualized effective tax rates was primarily due to an increase in the earnings that are permanently reinvested outside the United States, a decrease in taxable permanent adjustments and a change in the mix of earnings between jurisdictions.

For the thirteen weeks ended July 28, 2012, our effective tax rate was impacted by a tax expense of $3 million related to adjustments to deferred taxes resulting from a change in statutory tax rate. For the thirteen weeks ended July 30, 2011, our effective tax rate was impacted by a tax expense of $3 million related to adjustments to deferred taxes resulting from a change in statutory tax rate. This was partially offset by a tax benefit of $1 million related to state income taxes.

For the twenty-six weeks ended July 28, 2012, our effective tax rate was impacted by a tax expense of $3 million related to adjustments to deferred taxes resulting from a change in statutory tax rate and approximately $1 million related to changes to our liability for uncertain tax positions. For the twenty-six weeks ended July 30, 2011, our effective tax rate was impacted by a tax expense of $3 million related to adjustments to deferred taxes resulting from a change in statutory tax rate. This was partially offset by a tax benefit of $2 million related to changes to our liability for uncertain tax positions and $1 million related to state income taxes.

Note 10—Income taxes

Earnings before income taxes are as follows:

	Fiscal years ended
(In millions)	January 28, 2012	January 29, 2011	January 30, 2010

U.S.	$(3)	$(33)	$287
Foreign	153	165	57

Earnings before income taxes	$150	$132	$344

Income tax (benefit) expense is as follows:

	Fiscal years ended
(In millions)	January 28, 2012	January 29, 2011	January 30, 2010

Current:
U.S. Federal	$—	$(95)	$22
Foreign	42	56	26
State	—	(14)	7

Total current income tax (benefit) expense	$42	$(53)	$55

Deferred:
U.S. Federal	$5	$48	$(46)
Foreign	(48)	(38)	44
State	—	8	(13)

Total deferred income tax (benefit) expense	$(43)	$18	$(15)

Total Income tax (benefit) expense	$(1)	$(35)	$40

Included within the total provision for income taxes are benefits of $4 million and $18 million related to interest and penalties in fiscals 2011 and 2010, respectively, and expense of $2 million related to interest and penalties in fiscal 2009. The interest and penalties relate to tax payments and refunds for prior period tax filings made or to be made, as well as amounts associated with increases and decreases to unrecognized tax benefits.

We have not provided deferred taxes on approximately $169 million of accumulated earnings of certain foreign subsidiaries as it is management’s intention to reinvest those earnings indefinitely. Determination of the amount of unrecognized deferred income tax liabilities on these earnings is not practicable because such liability, if any, is dependent on circumstances existing if and when remittance occurs.

The effective tax rate reconciliations are as follows:

	Fiscal years ended
	January 28, 2012	January 29, 2011	January 30, 2010

U.S. Federal statutory tax rate	35.0%	35.0%	35.0%
State taxes, net of U.S. Federal benefit	—%	(6.9)%	(0.5)%
Foreign operations(1)	(38.5)%	(28.8)%	(25.7)%
U.S. Federal valuation allowance	2.0%	2.8%	1.0%
Unrecognized tax benefits(2)	1.3%	(31.8)%	3.0%
Other	(0.5)%	3.2%	(1.2)%

Effective tax rate	(0.7)%	(26.5)%	11.6%

(1)	Foreign operations include the net impact of: differences between local statutory rates and the U.S. Federal statutory rate; the impact of changes to foreign valuation allowances; the net cost of foreign unrecognized tax benefits; the cost of repatriating foreign earnings, net of foreign tax credits; changes to our assertion regarding the permanent reinvestment of foreign earnings related to certain foreign entities; permanent items related to foreign operations; as well as changes in the tax status of foreign entities.

(2)	Unrecognized tax benefits include benefits related to the resolution of issues in connection with concluding tax examinations, receiving a favorable ruling from a taxing authority, making protective elections, as well as changes to and clarifications of tax rules and regulations. See “Unrecognized Tax Benefits” in this footnote.

The tax effects of temporary differences that give rise to deferred tax assets and liabilities are:

(In millions)	January 28, 2012	January 29, 2011

Deferred tax assets:
U.S. Federal tax credit and other carryforwards	$110	$93
State tax loss and other carryforwards	69	73
Foreign tax loss and other carryforwards	193	194
Straight line rent	133	133
Inventory	60	47
Insurance loss reserve	34	32
Restructuring charges	22	24
Other	113	116

Gross deferred tax assets before valuation allowance	734	712
Valuation allowance	(101)	(162)

Total deferred tax assets	$633	$550

Deferred tax liabilities:
Fixed assets	$(199)	$(204)
Undistributed earnings of foreign subsidiaries	(110)	(80)
Foreign currency translation	(23)	(21)
Other	(50)	(47)

Total deferred tax liabilities	$(382)	$(352)

Net deferred tax assets	$251	$198

The deferred tax assets and liabilities above are reflected in the Consolidated Balance Sheets as follows:

(In millions)	January 28, 2012	January 29, 2011

Current deferred tax assets	$128	$107
Current deferred tax liabilities(1)	(2)	(5)
Non-current deferred tax assets	279	215
Non-current deferred tax liabilities	(154)	(119)

	$251	$198

(1)	The current deferred tax liabilities are included as components of Accrued expenses and other current liabilities in the Consolidated Balance Sheets.

Our gross deferred tax assets above include an offset of $9 million and $21 million of unrecognized tax benefits related to tax loss carryforwards as of January 28, 2012 and January 29, 2011, respectively.

Carryforwards

In addition to the unused portion of losses and credits reported on tax returns, our carryforwards also include interest deductions that are being carried forward due to thin-capitalization and other tax limitations, as well as credits that will be realized in connection with the undistributed earnings of foreign subsidiaries on which we have provided taxes.

Of our $110 million of U.S. Federal tax credit and other carryforwards, less than $1 million will expire during the next 1 to 4 years, and the remainder may be carried forward indefinitely. Of our $69 million of state tax loss and other carryforwards, $3 million will expire during the next 5 years, $53 million will expire during the next 6 to 20 years, and $13 million may be carried forward indefinitely. Of our $193 million of foreign tax loss and other carryforwards, $1 million will expire during the next 1 to 4 years, $2 million will expire during the next 6 to 20 years, and $190 million may be carried forward indefinitely.

On July 21, 2005, the Company was acquired by the Sponsors. U.S. Federal and certain state and foreign taxing jurisdictions impose limitations on the amount of tax losses, credits and other carryforwards that can be used to offset current income and tax within any given year when there has been an ownership change. We have evaluated the impact of these limitations and have established a valuation allowance to reduce some of these deferred tax assets to the amount expected to be realized.

Valuation Allowance

Management has established a valuation allowance to offset some of our deferred tax assets as we believe it is more likely than not these assets will not be realized. During fiscal 2011, our valuation allowance decreased by $61 million. This includes a $3 million increase for U.S. Federal tax credit and other carryforwards, a $3 million decrease for State tax loss and other carryforwards, and a $61 million decrease for Foreign tax loss and other carryforwards. The $61 million decrease for Foreign tax loss and other carryforwards includes a $69 million reduction related to tax loss and other carryforwards for which it has become more likely than not that we will realize a benefit due to the improved operating performance of one of our foreign subsidiaries, partially offset by $8 million of increases related to other foreign subsidiaries.

Of our total valuation allowance of $101 million, there is $7 million related to the foreign valuation allowance which, if a benefit is subsequently recognized, will result in a reduction of another asset.

Unrecognized Tax Benefits

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits (excluding interest and penalties) is as follows:

	Fiscal years ended
(In millions)	January 28, 2012	January 29, 2011	January 30, 2010

Beginning balance	$57	$158	$132
Additions for tax positions of the current year	6	11	26
Additions for tax positions of prior years	3	13	44
Reductions for tax positions of prior years(1)	(8)	(95)	(25)
Settlements	(11)	(30)	(21)
Currency translation adjustment	(2)	—	6
Lapse of statute of limitations	(3)	—	(4)

Ending balance	$42	$57	$158

(1)	Reductions for tax positions of prior years include amounts related to the resolution of issues in connection with concluding tax examinations, receiving favorable rulings from tax authorities, making protective elections, as well as changes to and clarifications of tax rules and regulations.

At January 28, 2012, $24 million of the $42 million of unrecognized tax benefits would affect our effective tax rate, if recognized, and the remaining $18 million would affect our deferred tax accounts. In addition, we had $5 million and less than $1 million accrued interest and penalties, respectively, at January 28, 2012. We had $6 million and $2 million of accrued interest and penalties, respectively, at January 29, 2011, and $26 million and less than $1 million of accrued interest and penalties, respectively, at January 30, 2010.

The Company and its subsidiaries are subject to taxation in the United States and various foreign jurisdictions. Of the major jurisdictions, we are subject to examination in: the United States for U.S. Federal purposes for fiscal 2006 and forward and for state purposes for fiscal 2002 and forward; Australia for fiscal 2009 and forward; Canada for fiscal 2003 and forward; France for fiscal 2008 and forward; Germany for fiscal 2005 and forward; Japan for fiscal 2005 and forward; Spain for fiscal 2004 and forward; and the U.K. for fiscal 2009 and forward. While it is often difficult to predict whether we will prevail, we believe that our tax liabilities for unrecognized tax benefits reflect the more likely than not outcome of known tax contingencies.

We believe that it is reasonably possible that the total amount of unrecognized tax benefits of $47 million (inclusive of tax, interest and penalties) will decrease by as much as $16 million during the next twelve months due to the resolution of ongoing tax examinations and lapses of applicable statutes of limitations.

Segments	6 Months Ended	12 Months Ended
	Jul. 28, 2012	Jan. 28, 2012
Segments

6. Segments

Our reportable segments are Toys “R” Us – Domestic (“Domestic”), which provides toy and juvenile (including baby) product offerings in 49 states and Puerto Rico, and Toys “R” Us – International (“International”), which operates or licenses “R” Us branded retail stores in 35 foreign countries and jurisdictions with operated stores in Australia, Austria, Canada, France, Germany, Japan, Poland, Portugal, Spain, Switzerland and the United Kingdom. Beginning in the fourth quarter of fiscal 2011, as a result of the acquisition of our interest in Labuan, we operate Toys “R” Us retail stores in Brunei, China, Hong Kong, Malaysia, Singapore, Taiwan and Thailand. Domestic and International segments also include their respective Internet operations. Segment operating earnings (loss) excludes corporate related charges and income. All intercompany transactions between the segments have been eliminated. Income tax information by segment has not been included as taxes are calculated at a company-wide level and are not allocated to each segment. Revenues from external customers are derived primarily from merchandise sales and we do not rely on any major customers as a source of revenue.

Our percentages of consolidated Net sales by product category for the thirteen and twenty-six weeks ended July 28, 2012 and July 30, 2011 were as follows:

	13 Weeks Ended		26 Weeks Ended
Domestic:	July 28, 2012	July 30, 2011	July 28, 2012	July 30, 2011
Core Toy	11.2%	11.0%	11.2%	10.8%
Entertainment	6.4%	7.7%	7.4%	8.5%
Juvenile	48.4%	48.1%	49.1%	49.4%
Learning	16.4%	15.3%	15.9%	15.0%
Seasonal	16.2%	16.4%	14.9%	14.8%
Other (1)	1.4%	1.5%	1.5%	1.5%
Total	100%	100%	100%	100%

(1)	Consists primarily of shipping and other non-product related revenues.

	13 Weeks Ended		26 Weeks Ended
International:	July 28, 2012	July 30, 2011	July 28, 2012	July 30, 2011
Core Toy	18.6%	18.7%	18.7%	18.3%
Entertainment	9.1%	9.1%	9.2%	10.0%
Juvenile	27.6%	27.7%	27.9%	28.1%
Learning	23.6%	21.9%	24.1%	22.2%
Seasonal	20.3%	21.6%	19.3%	20.4%
Other (1)	0.8%	1.0%	0.8%	1.0%

Total	100%	100%	100%	100%

(1)	Consists primarily of license fees from unaffiliated third parties and other non-product related revenues.

A summary of financial results by reportable segment is as follows:

	13 Weeks Ended		26 Weeks Ended
(In millions)	July 28, 2012	July 30, 2011	July 28, 2012	July 30, 2011
Net sales
Domestic	$1,504	$1,574	$3,122	$3,217
International	1,048	1,074	2,042	2,067

Total Net sales	$2,552	$2,648	$5,164	$5,284

Operating earnings (loss)
Domestic	$85	$72	$185	$152
International	39	51	25	43
Corporate and other	(81)	(75)	(157)	(154)

Operating earnings	43	48	53	41
Interest expense	(103)	(112)	(215)	(240)
Interest income	4	2	8	4

Loss before income taxes	$(56)	$(62)	$(154)	$(195)

(In millions)	July 28, 2012	January 28, 2012	July 30, 2011
Merchandise inventories
Domestic	$1,377	$1,423	$1,479
International	938	809	963

Total Merchandise inventories	$2,315	$2,232	$2,442

Note 11—Segments

We generate sales, earnings and cash flows by retailing numerous product offerings worldwide. We operate all of the “R” Us branded retail stores in the United States and Puerto Rico and approximately 81% of the 777 “R” Us branded retail stores internationally (excluding temporary Express store locations). The balance of the “R” Us branded retail stores outside the United States are operated by licensees. Licensing fees did not have a material impact on our Net sales. We also own and operate websites including Toysrus.com, Babiesrus.com, eToys.com, FAO.com and toys.com, as well as other Internet sites we operate in our international markets.

Our business has two reportable segments: Toys “R” Us—Domestic (“Domestic”) and Toys “R” Us—International (“International”). The following is a brief description of our segments:

•

Domestic—Our Domestic segment sells a variety of products in the core toy, entertainment, juvenile (including baby), learning and seasonal categories through 876 stores that operate in 49 states in the United States and Puerto Rico and through the Internet. Domestic Net sales in fiscal 2011 were derived from traditional toy stores (including Babies “R” Us Express (“BRU Express”) and Juvenile Expansion formats), juvenile stores, side-by-side (“SBS”) stores, permanent Express stores (cumulative lease term of at least two years) and our flagship stores in New York City. Additionally, we generated Net sales through our temporary Express store locations.

•

International—Our International segment sells a variety of products in the core toy, entertainment, juvenile (including baby), learning and seasonal categories through 626 owned and 151 licensed stores in 35 countries and jurisdictions and through the Internet. In addition to fees received from licensed stores, International Net sales in fiscal 2011 were derived from traditional toy stores (including BRU Express formats), SBS stores and juvenile stores. Additionally, we generated Net sales through our temporary Express store locations. Our operated stores are located in Australia, Austria, Canada, France, Germany, Japan, Poland, Portugal, Spain, Switzerland and the United Kingdom. Beginning in the fourth quarter of fiscal 2011, as a result of the acquisition of our interest in Labuan, we operate Toys “R” Us retail stores in Brunei, China, Hong Kong, Malaysia, Singapore, Taiwan and Thailand.

The Chief Executive Officer, who is our Chief Operating Decision Maker, evaluates segment performance primarily based on Net sales and segment Operating earnings (loss). Segment operating earnings (loss) excludes corporate related charges and income. All intercompany transactions between the segments have been eliminated. Income tax information by segment has not been included as taxes are calculated at a company-wide level and are not allocated to each segment. Revenues from external customers are derived primarily from merchandise sales and we do not rely on any major customers as a source of revenue.

The following tables show our percentage of Net sales by product category:

	Fiscal years ended
Domestic:	January 28, 2012	January 29, 2011	January 30, 2010

Core Toy	15.9%	15.4%	14.8%
Entertainment	12.8%	14.0%	15.5%
Juvenile	36.6%	36.9%	37.2%
Learning	21.4%	20.3%	19.6%
Seasonal	11.9%	12.2%	11.7%
Other(1)	1.4%	1.2%	1.2%

Total	100%	100%	100%

(1)	Consists primarily of shipping and other non-product related revenues.

	Fiscal years ended
International:	January 28, 2012	January 29, 2011	January 30, 2010

Core Toy	22.0%	21.3%	20.3%
Entertainment	11.9%	13.4%	15.6%
Juvenile	21.6%	21.7%	20.7%
Learning	27.8%	26.9%	27.0%
Seasonal	15.9%	15.9%	15.7%
Other(1)	0.8%	0.8%	0.7%

Total	100%	100%	100%

(1)	Consists primarily of licensing fees from unaffiliated third parties and other non-product related revenues.

A summary of financial results by reportable segment is as follows:

	Fiscal years ended
(In millions)	January 28, 2012	January 29, 2011	January 30, 2010

Net sales
Domestic	$8,393	$8,621	$8,317
International	5,516	5,243	5,251

Total Net sales	$13,909	$13,864	$13,568

Operating earnings (loss)
Domestic(1)	$525	$579	$659
International(2)	377	367	341
Corporate and other(3)	(320)	(300)	(216)

Operating earnings	582	646	784
Interest expense	(442)	(521)	(447)
Interest income	10	7	7

Earnings before income taxes	$150	$132	$344

(1)	Includes impairment losses on long-lived assets of $5 million, $8 million and $6 million for fiscals 2011, 2010 and 2009, respectively. Also includes the impact of net gains on sales of properties of $3 million, $5 million and $6 million for fiscals 2011, 2010 and 2009, respectively. In addition, fiscal 2010 includes approximately $23 million in litigation settlement expenses for certain legal matters and a $16 million non-cash cumulative correction of prior period straight-line lease accounting. Refer to Note 1 entitled “SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES,” Note 5 entitled “PROPERTY AND EQUIPMENT” and Note 14 entitled “LITIGATION AND LEGAL PROCEEDINGS” for further details.

(2)	Includes impairment losses on long-lived assets of less than $1 million, $3 million and $1 million for fiscals 2011, 2010 and 2009, respectively. Also includes the impact of net gains on sales of properties of $5 million for fiscal 2010. Refer to Note 1 entitled “SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES” and Note 5 entitled “PROPERTY AND EQUIPMENT” for further details.

(3)	Includes gift card breakage income of $17 million, $18 million and $18 million for fiscals 2011, 2010 and 2009, respectively. In addition, fiscal 2009 includes a $51 million gain related to the litigation settlement with Amazon. Refer to Note 1 entitled “SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES” and Note 14 entitled “LITIGATION AND LEGAL PROCEEDINGS” for further details.

Certain corporate and other items are reported separately in our disclosure of segment Operating earnings (loss). In addition to the income items described above, charges include corporate office expenses and shared service center expenses, as well as certain other centrally managed expenses, which are not fully allocated to our reportable segments. The significant categories of expenses include salaries, benefits and related expenses, professional fees, corporate facility depreciation and amortization and insurance. Salaries, benefits and related expenses include salaries, bonus, payroll taxes and health insurance expenses for corporate office employees. Professional fees include costs related to internal control compliance, financial statement audits, legal, information technology and other consulting fees, which are engaged and managed through the corporate office. Depreciation and amortization includes depreciation of leasehold improvements for properties occupied by corporate office employees. Corporate insurance expense includes the cost of fire, liability and automobile premiums.

	Fiscal years ended
(In millions)	January 28, 2012	January 29, 2011	January 30, 2010

Depreciation and amortization
Domestic	$232	$232	$220
International	127	115	122
Corporate	44	41	34

Total Depreciation and amortization	$403	$388	$376

Capital expenditures
Domestic	$241	$180	$121
International	100	105	50
Corporate	39	40	21

Total Capital expenditures	$380	$325	$192

(In millions)	January 28, 2012	January 29, 2011

Merchandise inventories
Domestic	$1,423	$1,383
International	809	721

Total Merchandise inventories	$2,232	$2,104

Total Assets
Domestic	$4,468	$4,454
International	2,782	2,592
Corporate and other(1)	1,592	1,786

Total Assets(2)	$8,842	$8,832

(1)	Includes cash and cash equivalents, deferred tax assets and other corporate assets.

(2)	We have adjusted our prior year presentation based on a revised allocation of certain assets to Corporate and other which resulted in an increase in Corporate and other of $212 million, a decrease in Domestic of $168 million and a decrease in International of $44 million for fiscal 2010.

Our Net sales and long-lived assets by country or region are as follows:

	Fiscal years ended
(In millions)	January 28, 2012	January 29, 2011	January 30, 2010

Net sales
United States(1)	$8,393	$8,621	$8,317
Japan	1,988	1,866	1,791
Europe(2)	1,574	1,493	1,587
Canada	884	833	745
U.K.	758	792	891
Australia	245	243	223
China and Southeast Asia(3)	49	—	—
Other (4)	18	16	14

Total Net sales	$13,909	$13,864	$13,568

(1)	Includes our wholly-owned operations in Puerto Rico.

(2)	Includes our wholly-owned operations in Germany, Austria, Switzerland, France, Spain and Portugal. Beginning in fiscal 2011, also includes our wholly-owned operations in Poland.

(3)	Includes our majority-owned operations as of October 31, 2011. Refer to Note 17 entitled “ACQUISITIONS” for further details.

(4)	Represents licensing fees from unaffiliated third parties.

(In millions)	January 28, 2012	January 29, 2011

Long-lived assets
United States(1)	$2,806	$2,813
Japan	618	621
Europe(2)	427	440
U.K.	293	302
Canada	239	237
China and Southeast Asia	29	—
Australia	27	24

Total Long-lived assets	$4,439	$4,437

(1)	Includes our wholly-owned operations in Puerto Rico.

(2)	Includes our wholly-owned operations in Germany, Austria, Switzerland, France, Spain and Portugal. Beginning in fiscal 2011, also includes our wholly-owned operations in Poland.

Litigation and legal proceedings	6 Months Ended	12 Months Ended
	Jul. 28, 2012	Jan. 28, 2012
Litigation and legal proceedings

7. Litigation and legal proceedings

We are, and in the future may be, involved in various lawsuits, claims and proceedings incident to the ordinary course of business. The results of litigation are inherently unpredictable. Any claims against us, whether meritorious or not, could be time consuming, result in costly litigation, require significant amounts of management time and result in diversion of significant resources. We are not able to estimate an aggregate, estimated amount or range of reasonably possible losses for those legal matters for which losses are not probable and estimable, primarily for the following reasons: (i) many of the relevant legal proceedings are in preliminary stages, and until such proceedings develop further, there is often uncertainty regarding the relevant facts and circumstances at issue and potential liability; and (ii) many of these proceedings involve matters of which the outcomes are inherently difficult to predict. However, based upon our historical experience with similar matters, we do not expect that any such additional losses would be material to our consolidated financial position, results of operations or cash flows.

Note 14—Litigation and legal proceedings

On July 15, 2009, the United States District Court for the Eastern District of Pennsylvania (the “District Court”) granted the class plaintiffs’ motion for class certification in a consumer class action commenced in January 2006, which was consolidated with an action brought by two Internet retailers that was commenced in December 2005. Both actions allege that Babies “R” Us agreed with certain baby product manufacturers (collectively, with the Company, the “Defendants”) to impose, maintain and/or enforce minimum price agreements in violation of antitrust laws. In addition, in December 2009, a third Internet retailer filed a similar action and another consumer class action was commenced making similar allegations involving most of the same Defendants. In January 2011, the parties in the consumer class actions referenced above entered into a settlement agreement, which was approved by the District Court in a final order in December 2011. In January 2012, certain parties who objected to the District Court’s final approval of the settlement filed Notices of Appeal with the Third Circuit Court of Appeals. As part of the settlement, in March 2011, the Company made a payment of approximately $17 million towards the overall settlement. In addition, in January 2011, the plaintiffs, the Company and certain other Defendants in the Internet retailer actions referenced above entered into a settlement agreement pursuant to which the Company made a payment of approximately $5 million towards the overall settlement. In addition, on or about November 23, 2010, the Company entered into a Stipulation with the Federal Trade Commission (“FTC”) ending the FTC’s investigation related to the Company’s compliance with a 1998 FTC Final Order and settling all claims in full. Pursuant to the settlement, in May 2011, the Company paid approximately $1 million as a civil penalty.

In December 2011, the Japan Fair Trade Commission (the “JFTC”) issued a cease and desist order in connection with an investigation of Toys-Japan’s potential violation of anti-monopoly laws and assessed a surcharge against Toys-Japan in the amount of approximately $5 million, which was recorded in SG&A. We are appealing this decision to the JFTC.

On May 21, 2004, we filed a lawsuit against Amazon and its affiliated companies in the Superior Court of New Jersey, Chancery Division, Passaic County and Amazon subsequently filed a counterclaim against us and our affiliated companies and filed a lawsuit against us in the Superior Court of Washington, King County. All lawsuits were dismissed with prejudice and, pursuant to the terms of a settlement agreement, on July 21, 2009, Amazon paid the Company $51 million which was recorded in Other income, net, in fiscal 2009.

In addition to the litigation discussed above, we are, and in the future, may be involved in various other lawsuits, claims and proceedings incident to the ordinary course of business. The results of litigation are inherently unpredictable. Any claims against us, whether meritorious or not, could be time consuming, result in costly litigation, require significant amounts of management time and result in diversion of significant resources. We are not able to estimate an aggregate, estimated amount or range of reasonably possible losses for those legal matters for which losses are not probable and estimable, primarily for the following reasons: (i) many of the relevant legal proceedings are in preliminary stages, and until such proceedings develop further, there is often uncertainty regarding the relevant facts and circumstances at issue and potential liability; and (ii) many of these proceedings involve matters of which the outcomes are inherently difficult to predict. However, based upon our historical experience with similar matters, we do not expect that any such additional losses would be material to our consolidated financial position, results of operations or cash flows.

Parent company
Litigation and legal proceedings

Note D—Litigation and legal proceedings

In fiscal 2009, Parent Company recognized a $51 million gain related to the litigation settlement with Amazon which was recorded in Other income, net. Additionally, Parent Company is party to other lawsuits. Refer to Note 14 entitled “LITIGATION AND LEGAL PROCEEDINGS” for further information.

Related party transactions	6 Months Ended	12 Months Ended
	Jul. 28, 2012	Jan. 28, 2012
Related party transactions

8. Related party transactions

We are owned by an investment group consisting of entities advised by or affiliated with Bain Capital Partners LLC, KKR and Vornado Realty Trust (“Vornado”) (collectively, the “Sponsors”). The Sponsors provide management and advisory services to us pursuant to an advisory agreement executed at the closing of the merger transaction effective as of July 21, 2005 and amended June 10, 2008 and February 1, 2009 (“Advisory Agreement”). The advisory fee paid to the Sponsors (the “Advisory Fees”) increases 5% per year during the ten-year term of the agreement with the exception of fiscal 2009. We recorded management and advisory fees expense of $6 million and $11 million for the thirteen and twenty-six weeks ended July 28, 2012, respectively. We recorded management and advisory fees expense of $5 million and $10 million for the thirteen and twenty-six weeks ended July 30, 2011, respectively. During each of the thirteen and twenty-six weeks ended July 28, 2012 and July 30, 2011, we also paid the Sponsors fees of less than $1 million for out-of-pocket expenses.

In the event that the Advisory Agreement is terminated by the Sponsors or us, the Sponsors will receive all unpaid Advisory Fees, all unpaid transaction fees and expenses due under the Advisory Agreement with respect to periods prior to the termination date plus the net present value of the Advisory Fees that would have been payable for the remainder of the applicable term of the Advisory Agreement. The initial term of the Advisory Agreement is ten years. After ten years, it extends annually for one year unless we or the Sponsors provide notice of termination to the other. Additionally, the Advisory Agreement provides that affiliates of the Sponsors will be entitled to receive a fee equal to 1% of the aggregate transaction value in connection with certain financing, acquisition, disposition and change of control transactions (“Transaction Fees”). In connection with a successful initial public offering, the parties intend to terminate the Advisory Agreement in accordance with its terms. The Advisory Agreement includes customary exculpation and indemnification provisions in favor of the Sponsors and their affiliates.

In connection with the Second Joinder Agreement entered into on April 10, 2012, we incurred Transaction Fees pursuant to the terms of the Advisory Agreement. Investment funds or accounts advised by KKR owned $7 million of the Second Incremental Secured Term Loan as of July 28, 2012. See Note 2 “Short-term borrowings and long-term debt” for further details.

From time to time, we and our subsidiaries, as well as the Sponsors or their affiliates, may acquire debt or debt securities issued by us or our subsidiaries in open market transactions, tender offers, privately negotiated transactions or otherwise. During the thirteen and twenty-six weeks ended July 28, 2012 and July 30, 2011, affiliates of Vornado and investment funds or accounts advised by KKR held debt and debt securities issued by the Company and its subsidiaries. The interest amounts paid on such debt and debt securities held by related parties were $2 million and $5 million during the thirteen and twenty-six weeks ended July 28, 2012, respectively. The interest amounts paid on such debt and debt securities held by related parties were $2 million and $7 million during the thirteen and twenty-six weeks ended July 30, 2011, respectively.

Additionally, under lease agreements with affiliates of Vornado, we or our affiliates paid an aggregate amount of approximately $1 million and $3 million for the thirteen and twenty-six weeks ended July 28, 2012, respectively, with respect to approximately 0.8% of our operated stores, which includes Toys “R” Us Express stores. Of these amounts, less than $1 million and approximately $1 million, respectively, were allocable to joint-venture parties not otherwise affiliated with Vornado. For the thirteen and twenty-six weeks ended July 30, 2011, we or our affiliates paid an aggregate amount of approximately $2 million and $4 million, respectively, with respect to approximately 0.9% of our operated stores, which includes Toys “R” Us Express stores. Of these amounts, less than $1 million and approximately $1 million, respectively, were allocable to joint-venture parties not otherwise affiliated with Vornado.

On March 15, 2012, we entered into an advisory contract with Neil Friedman, our former Executive Vice President—Toys “R” Us to provide advisory services, on a part-time non-exclusive basis, for our new ventures and business alliances. The term of the agreement is from April 23, 2012 until January 31, 2013, with either party being able to terminate the agreement upon sixty (60) days notice. During the term of this agreement, Mr. Friedman will be paid a monthly fee of $30,000.

Subsequent Event

In connection with the offering of the 2017 Notes on August 1, 2012, we incurred Transaction Fees of approximately $4 million pursuant to the terms of the Advisory Agreement. Investment funds or accounts advised by KKR owned $15 million of the 2017 Notes as of August 1, 2012. See Note 2 “Short-term borrowings and long-term debt” for further details.

Note 16—Related party transactions

The Sponsors provide management and advisory services to us pursuant to an advisory agreement executed at the closing of the merger transaction effective as of July 21, 2005 and amended June 10, 2008 and February 1, 2009 (“Advisory Agreement”). The advisory fee paid to the Sponsors (the “Advisory Fees”) increases 5% per year during the ten-year term of the agreement with the exception of fiscal 2009. We recorded management and advisory fees expense of approximately $20 million, $19 million and $15 million for fiscals 2011, 2010 and 2009, respectively. During fiscals 2011, 2010 and 2009, we also paid the Sponsors fees of less than $1 million, $1 million and less than $1 million, respectively, for out-of-pocket expenses.

Pursuant to an amendment to the Advisory Agreement, the Advisory Fee for fiscal 2009 was capped at $15 million. The additional amount of approximately $3 million of Advisory Fees that would have been due for fiscal 2009, absent the amendment, will be paid by the Company, if at all, at the time (and from the proceeds) of a successful initial public offering (“IPO”) of the Company’s securities.

In the event that the Advisory Agreement is terminated by the Sponsors or us, the Sponsors will receive all unpaid Advisory Fees, all unpaid transaction fees and expenses due under the Advisory Agreement with respect to periods prior to the termination date plus the net present value of the Advisory Fees that would have been payable for the remainder of the applicable term of the Advisory Agreement. The initial term of the Advisory Agreement is ten years. After ten years, it extends annually for one year unless we or the Sponsors provide notice of termination to the other. Additionally, the Advisory Agreement provides that affiliates of the Sponsors will be entitled to receive a fee equal to 1% of the aggregate transaction value in connection with certain financing, acquisition, disposition and change of control transactions (“Transaction Fees”). In connection with a successful IPO, the parties intend to terminate the Advisory Agreement in accordance with its terms. The Advisory Agreement includes customary exculpation and indemnification provisions in favor of the Sponsors and their affiliates.

From time to time, the Sponsors or their affiliates may acquire debt or debt securities issued by us or our subsidiaries in open market transactions or through loan syndications. During fiscals 2011, 2010 and 2009, affiliates of Vornado and investment funds or accounts advised by KKR, all of which are equity owners of the Company, held debt and debt securities issued by the Company and its subsidiaries. The interest amounts paid on such debt and debt securities held by related parties were $14 million, $15 million and $18 million in fiscals 2011, 2010 and 2009, respectively.

In connection with the issuance of the Incremental Secured Term Loan on May 25, 2011, we incurred approximately $4 million in Advisory Fees payable to the Sponsors pursuant to the terms of the Advisory Agreement. Investment funds or accounts advised by KKR owned $41 million of the Incremental Secured Term Loan as of January 28, 2012.

In connection with the amendment and restatement of the secured revolving credit facility on August 10, 2010, we paid approximately $19 million in additional Transaction Fees to the Sponsors pursuant to the terms of the Advisory Agreement.

Additionally, in conjunction with the offering on August 24, 2010 of the Toys-Delaware Secured Notes and the amendment and restatement of the secured term loan originally due fiscal 2012, we repaid our outstanding loan balance of approximately $66 million and $8 million to KKR under the secured term loan and the unsecured credit facility, respectively, and we repaid our outstanding loan balance of approximately $27 million to Vornado under the unsecured credit facility. We also paid approximately $10 million in additional Advisory Fees to the Sponsors pursuant to the terms of the Advisory Agreement.

Investment funds or accounts advised by KKR purchased an aggregate of $5 million of the Toys-Delaware Secured Notes, all of which were subsequently sold after fiscal year ended January 29, 2011. In addition, investment funds or accounts advised by KKR owned 5% and 6% of the amended Secured Term Loan Facility as of January 28, 2012 and January 29, 2011, respectively. In connection with the TRU Propco II financing during fiscal 2009, we paid the Sponsors $7 million of Transaction Fees pursuant to the terms of the Advisory Agreement. Investment funds or accounts advised by KKR, an indirect equity owner of the Company, owned less than 1% and 2% of the Propco II Notes as of January 28, 2012 and January 29, 2011, respectively. For further details, see Note 2 entitled “SHORT-TERM BORROWINGS AND LONG-TERM DEBT.”

Additionally, under lease agreements with affiliates of Vornado, we or our affiliates paid an aggregate amount of approximately $9 million, $9 million and $7 million in fiscals 2011, 2010 and 2009, respectively, with respect to approximately 0.9%, 1.2% and 1.1%, respectively, of our operated stores, which include Express stores. Of these amounts, $2 million, $2 million and $1 million, respectively, were allocable to joint-venture parties not otherwise affiliated with Vornado.

On March 15, 2012, we entered into an advisory contract with Neil Friedman, our former Executive Vice President—Toys “R” Us to provide advisory services, on a part time non-exclusive basis, for our new ventures and business alliances. The term of the agreement is from April 23, 2012 until January 31, 2013, with either party being able to terminate the agreement upon sixty (60) days notice. During the term of this agreement, Mr. Friedman will be paid a monthly fee of $30,000.

Acquisitions and Dispositions	6 Months Ended
Jul. 28, 2012
Acquisitions and Dispositions

9. Acquisitions and Dispositions

Acquisitions

On October 31, 2011, the Company acquired a 70% ownership interest in Labuan from Li & Fung Retailing Limited (“Li & Fung”) for a purchase price of approximately $79 million (including a $10 million hold back) plus $8 million of contingent consideration. The terms of the agreement also provide us with the future option to acquire Li & Fung’s 30% interest in the business and also provide Li & Fung the option to require us to buy their 30% interest in the business at the end of three years from the acquisition date. A full description of the Company’s acquisition is contained in Note 17 to the Consolidated Financial Statements entitled “ACQUISITIONS” in our Annual Report on Form 10-K for the fiscal year ended January 28, 2012.

During the twenty-six weeks ended July 28, 2012, the Company paid $5 million of contingent consideration related to the Labuan acquisition, which was included within Accrued expenses and other current liabilities on our Consolidated Balance Sheet as of January 28, 2012. In accordance with the purchase agreement, the remaining $3 million of contingent consideration will be paid out in subsequent periods based on the future financial performance of Labuan.

In addition, during the twenty-six weeks ended July 28, 2012, in accordance with the purchase agreement, the Company paid $10 million of the purchase price related to the Labuan acquisition to Li & Fung as it was determined that the business had been appropriately delivered in the agreed upon financial condition. This amount was included within Restricted cash on our Condensed Consolidated Balance Sheet as of April 28, 2012.

Dispositions

During the thirteen and twenty-six weeks ended July 28, 2012, we sold idle properties and certain assets for gross proceeds of $2 million and $8 million, respectively, resulting in a net gain of $2 million and $4 million, respectively.

Stock-based compensation	6 Months Ended	12 Months Ended
	Jul. 28, 2012	Jan. 28, 2012
Stock-based compensation

10. Stock-based compensation

Effective March 2012, participants in the Toys “R” Us, Inc. 2005 Management Equity Plan (the “MEP”) are bound by the terms and conditions of Amendment No. 4 to the MEP (“Amendment No. 4”). This amendment provides for, among other things, a longer exercise period, expiring no later than the original term of the option, and the right to a cashless exercise of options held by a participant who is terminated without cause after four or more years of continuous service. Option holders under the Toys “R” Us, Inc. 2010 Incentive Plan (the “2010 Incentive Plan”) have the same rights to a longer exercise period and a cashless exercise right in the event such participant’s employment is terminated without cause after four or more years of continuous service, as further described in the form of option award agreement. We accounted for the modification of awards impacted by the terms of Amendment No. 4 in accordance with ASC Topic 718—“Compensation—Stock Compensation” (“ASC 718”). Management has concluded that the modification had a nominal impact on compensation costs.

Effective May 2012, we adopted Amendment No. 5 (“Amendment No. 5”) to the MEP. Amendment No. 5 allows any plan participant, as long as he or she remains employed by the Company or its affiliates, the right to put up to 25%, calculated as provided in Amendment No. 5, of his or her Original Investment Shares (the shares originally purchased under the MEP or for rollover options, the number of shares that would be equal to the value of their original investment) to us at any time, during permitted transaction windows, until the occurrence of an initial public offering of the Company. The purchase price per share payable by us in connection with any such put rights shall be the fair market value as of a date determined by our Board that is the anticipated closing date of the repurchase. We accounted for the modification of awards impacted by the terms of Amendment No. 5 in accordance with ASC 718. As these awards allow the plan participant the right to put a portion of their rollover options, we are required to account for them as liability-classified awards. These liability awards will be remeasured at their fair market value as of each reporting period. Management has concluded that the modification resulted in incremental compensation costs of approximately $2 million, which was recorded in the second quarter of fiscal 2012.

On May 21, 2012, we granted 631,665 options under the 2010 Incentive Plan. The options were granted at an exercise price equal to the fair value of the shares on the date of the grant and follow a graded vesting schedule of 50% on the second anniversary of the awards with the remaining portion vesting ratably over the subsequent two years, subject to the participant’s continued employment with us, and will vest automatically upon a change of control of the Company. All options expire ten years from the date of the grant. Additionally, concurrent with the grant of options, an additional 357,342 awards were granted consisting of restricted stock units and performance-based restricted stock units under the 2010 Incentive Plan, which were valued at fair market value on the date of grant of $44.00 per share. The restricted stock units follow the same graded vesting schedule as the options granted. The performance-based restricted stock units cliff vest 100% on the third anniversary of the awards if the performance criteria have been met. The performance metrics are based 50% on our consolidated Adjusted Compensation EBITDA performance results and 50% on our total return on invested capital (ROIC) results, each over a three year period.

Note 7—Stock-based compensation

2010 Incentive Plan

In fiscal 2010, we adopted the Toys “R” Us, Inc. 2010 Incentive Plan (the “2010 Incentive Plan”). The 2010 Incentive Plan provides that the total number of shares of our common stock that may be issued under the 2010 Incentive Plan is 3,750,000 and the maximum number of such shares of common stock for which incentive stock options may be granted under the 2010 Incentive Plan is 500,000. The Board of Directors of the Company has discretion over the amount of shares available for future issuances of stock awards.

On May 26, 2011, the Company granted options under the 2010 Incentive Plan. The options were granted at an exercise price equal to the fair value of the shares on the date of the grant and follow a graded vesting schedule of 50% on the second anniversary of the awards with the remaining portion vesting ratably over the subsequent two years, subject to the participant’s continued employment with the Company, and vest automatically upon a change of control of the Company. All options expire ten years from the date of the grant. Additionally, concurrent with the grant of options, additional awards were granted consisting of restricted stock and performance stock under the 2010 Incentive Plan, which were valued at a fair market value on the date of grant of $60.00 per share. The restricted stock awards follow the same graded vesting schedule as the options granted. The performance stock awards cliff vest 100% on the third anniversary of the awards if the performance criteria have been met. The performance metrics are based 50% on our consolidated Adjusted Compensation EBITDA performance results and 50% on our total return on invested capital (ROIC) results, each over a three year period.

Management Equity Plan

On July 21, 2005, we adopted the 2005 Management Equity Plan (the “Management Equity Plan”). The Management Equity Plan originally provided for the granting of service-based and performance-based stock options, rollover options (i.e., options in the Company in lieu of options held prior to the Merger), and restricted stock to officers and other key employees of the Company and its subsidiaries.

On June 8, 2009, the Management Equity Plan was modified to eliminate the performance conditions of certain stock options and to reduce the required service period from eight years to five years. The modification changed all performance-based options into options similar to our service-based options.

The fair value analysis performed at the date of modification determined that the modification reduced the fair value of the options. Therefore, total stock compensation expense, which was calculated as of the original grant date, was not affected by the modification. Due to the elimination of the performance condition, the modification did result in extended derived service periods as compared to the original options. We are recording the remaining unrecognized compensation expense prospectively over the revised requisite service periods. This change had a nominal impact on stock compensation expense for fiscal 2009.

The service-based options generally follow a graded vesting schedule of 40% on the second anniversary of the award with the remaining portion vesting ratably over the subsequent three years, subject to the participant’s continued employment with the Company, and vest automatically upon a change of control of the Company. Prior to the modification, the performance-based options were scheduled to vest in the same manner as the service-based options but only if certain performance targets were achieved based on a specified internal rate of return realized by the Sponsors and the sale multiple realized by the Sponsors. The performance-based options vested on the eighth anniversary of the date of grant regardless of performance, subject to the participant’s continued employment with the Company. All options expire on the tenth anniversary of the date of the grant.

Commencing in February 2011, participants in the Management Equity Plan had the right to elect to be bound by the terms and conditions of Amendment No. 3 to the Management Equity Plan. This amendment, among other things, reduced the retirement age criteria, accelerates vesting of all options upon death, disability or retirement, made all participants eligible for put rights upon death, disability or retirement and made the non-competition period apply in the case of resignation for any reason and applies the non-competition period for the greater of one year and any severance period for termination without cause.

The Company accounted for the modification to the Management Equity Plan in accordance with ASC Topic 718, “Compensation—Stock Compensation.” Generally, options with put rights upon death, disability or retirement are classified as equity awards until such puttable conditions become probable (i.e. upon reaching retirement eligibility). For awards that were required to be liability classified as a result of the amendment, we recorded an incremental expense of approximately $1 million in fiscal 2011. These liability awards are remeasured at their fair market value as of each reporting period. Management has concluded that the modification did not have a material impact to compensation costs.

The Management Equity Plan permits the sale of non-transferable, restricted stock to certain employees at a purchase price equal to the fair value of the common stock, and also permits grants of restricted stock without consideration. During fiscal 2011, there was no purchase of restricted stock shares by officers or certain employees of the Company. During fiscals 2010 and 2009, 9,668 shares and 74,140 shares of restricted stock were purchased by officers and certain employees of the Company at a weighted-average price of $61.00 per share and $27.12 per share, respectively, which were the estimated fair values as of the respective dates of those purchases.

All outstanding options issued under the 2010 Incentive Plan and Management Equity Plan are scheduled to expire at dates ranging from April 1, 2013 to May 26, 2021. We expect to satisfy future option exercises by issuing shares held in treasury or authorized but unissued new shares.

Valuation assumptions

The fair value of each option award modified or granted under the 2010 Incentive Plan and Management Equity Plan is estimated on the date of modification or grant using a lattice option-pricing model that uses the assumptions noted in the following table, along with the associated weighted-average fair values. We use historical data to estimate pre-vesting option forfeitures. To the extent actual results of forfeitures differ from the estimates, such amounts will be recorded as an adjustment in the period the estimates are revised. The expected volatilities are based on a combination of implied and historical volatilities of a peer group of companies, as the Company is a non-publicly traded company. The risk-free rate is based on the United States Treasury yield curve in effect at the time of grant for periods corresponding with the expected life of the options. The expected term represents the median time until exercise and is based on contractual terms of the awards, expectations of employee exercise behavior, and expectations of liquidity for the underlying shares. The expected dividend yield is based on an assumption that no dividends are expected to be approved in the near future. The following are the weighted-average assumptions used:

	Fiscal years ended
	January 28, 2012	January 29, 2011	January 30, 2010

Volatility	50.0%	50.0%	55.0%
Risk-free interest rate	3.1%	2.6%	3.5%
Expected term	5.1 years	5.1 years	5.1 years
Dividend Yield	—	—	—
Weighted-average grant-date fair value per option:
Service-based	$27.62	$28.77	$13.20

Service-based options

A summary of service-based option activity under the 2010 Incentive Plan and Management Equity Plan during fiscals 2011, 2010 and 2009 is presented below:

	Fiscal years ended
	January 28, 2012		January 29, 2011		January 30, 2010
	Shares	Weighted- average exercise price	Shares	Weighted- average exercise price	Shares	Weighted- average exercise price

Outstanding at beginning of fiscal year	3,389,768	$26.90	3,748,507	$26.29	1,496,958	$23.44
Granted	726,331	60.00	48,357	61.00	406,071	27.12
Exercised	(100,650)	25.12	(252,590)	22.79	(203,687)	26.67
Forfeited/Canceled	(119,673)	39.38	(154,506)	29.43	(159,864)	27.00
Conversion from Performance-Based	—	—	—	—	2,209,029	28.15

Outstanding at end of fiscal year	3,895,776	$32.73	3,389,768	$26.90	3,748,507	$26.29

	Options	Weighted- average exercise price	Weighted- average remaining contractual term (years)	Aggregate intrinsic value (in millions)

Vested or expected to vest at January 28, 2012	3,790,720	$31.98	5.1	$74.7
Exercisable at January 28, 2012	2,843,656	$25.99	4.0	$68.3

The aggregate intrinsic value of service-based options exercised was approximately $3 million, $9 million and less than $1 million in fiscals 2011, 2010 and 2009, respectively. The total fair value of service-based options vested was approximately $29 million, $24 million and $16 million in fiscals 2011, 2010 and 2009, respectively. We received $1 million, $5 million and $5 million from the exercise of service-based options in fiscals 2011, 2010 and 2009, respectively. We paid $2 million during fiscal 2011 to cash settle share-based liability awards. We paid $12 million and $6 million in fiscals 2010 and 2009, respectively, to repurchase shares from the exercise of service-based options. We paid less than $1 million, $2 million and $1 million in fiscals 2011, 2010 and 2009, respectively, to repurchase shares previously issued to employees. The tax benefits recognized as a result of the options exercised was $1 million, $3 million and less than $1 million in fiscals 2011, 2010 and 2009, respectively.

As of January 28, 2012, there was $13 million of total unrecognized compensation cost related to option share-based compensation arrangements granted under the 2010 Incentive Plan and Management Equity Plan. This cost is expected to be recognized over a weighted-average period of 1.7 years.

Nonvested restricted shares and restricted units

A summary of nonvested restricted share and restricted unit activity under the 2010 Incentive Plan during fiscal 2011 is presented below:

	Fiscal year ended		Fiscal year ended
	January 28, 2012		January 28, 2012
	Common shares	Weighted- average grant-date fair value	Units	Weighted- average grant-date fair value

Nonvested shares / Outstanding units at beginning of fiscal year	—	$—	—	$—
Granted	111,439	60.00	32,217	60.00
Shares vested / Units converted	(447)	60.00	—	—
Forfeited	(5,278)	60.00	(1,413)	60.00

Nonvested shares / Outstanding units at end of fiscal year	105,714	$60.00	30,804	$60.00

	Units	Weighted- average remaining contractual term (years)

Vested or expected to vest at January 28, 2012	25,393	9.3
Convertible at January 28, 2012	—	—

There were no restricted shares or units awarded during fiscals 2010 and 2009.

As of January 28, 2012, there was $5 million of total unrecognized compensation cost related to restricted share-based compensation arrangements under the 2010 Incentive Plan. This cost is expected to be recognized over a weighted-average period of 1.8 years.

The fair value of restricted shares vested and the tax benefits recognized as a result of the vesting were nominal for fiscal 2011.

Performance-based shares and units

A summary of performance-based share and unit activity under the 2010 Incentive Plan during fiscal 2011 is presented below:

	Fiscal year ended		Fiscal year ended
	January 28, 2012		January 28, 2012
	Common shares	Weighted- average grant-date fair value	Units	Weighted- average grant-date fair value

Nonvested shares / Outstanding units at beginning of fiscal year	—	$—	—	$—
Granted	95,197	60.00	25,863	60.00
Shares vested / Units converted	—	—	—	—
Forfeited	(5,362)	60.00	—	—

Nonvested shares / Outstanding units at end of fiscal year	89,835	$60.00	25,863	$60.00

There were no performance-based shares or units awarded during fiscals 2010 and 2009.

The amount of stock-based compensation expense recognized in SG&A and the tax benefit recognized in Income tax (benefit) expense in fiscals 2011, 2010 and 2009 was as follows:

	Fiscal years ended
(In millions)	January 28, 2012	January 29, 2011	January 30, 2010

SG&A	$10	$10	$4
Total recognized tax benefit	4	4	2

Recent accounting pronouncements	6 Months Ended	12 Months Ended
	Jul. 28, 2012	Jan. 28, 2012
Recent accounting pronouncements

11. Recent accounting pronouncements

In July 2012, the FASB issued ASU No. 2012-02, “Intangibles—Goodwill and Other (Topic 350): Testing Indefinite-Lived Intangible Assets for Impairment” (“ASU 2012-02”). This ASU states than an entity has the option to first assess qualitative factors to determine whether the existence of events and circumstances indicates that it is “more likely than not” that an indefinite-lived intangible asset, other than goodwill, is impaired. The results of the qualitative assessment will determine whether it is necessary to perform the quantitative impairment test described in Topic 350. ASU 2012-02 is effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. Early adoption is permitted, including for annual and interim impairment tests performed as of a date before July 27, 2012, if an entity’s financial statements for the most recent annual or interim period have not yet been issued. Because the measurement of a potential impairment has not changed, the adoption of ASU 2012-02 will not have an impact on our Condensed Consolidated Financial Statements.

Note 19—Recent accounting pronouncements

In December 2011, the FASB issued ASU 2011-12, “Comprehensive Income (Topic 220): Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05” (“ASU 2011-12”). ASU 2011-12 deferred certain aspects of ASU No. 2011-05, “Comprehensive Income (Topic 220): Presentation of Comprehensive Income” (“ASU 2011-05”). The new guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. Other than enhanced disclosures, the adoption of ASU 2011-12 is not expected to have a material impact on our Consolidated Financial Statements.

In December 2011, the FASB issued ASU 2011-11, “Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). The amendments in this ASU require entities to disclose additional information about certain financial instruments and derivatives that are eligible for offset or subject to master netting arrangements. The objective of this ASU is to facilitate comparison between financial statements presented in accordance with accounting principles generally accepted in the United States (“GAAP”) and financial statements presented in accordance with International Financial Reporting Standards (“IFRS”). The amendments in this ASU are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within that fiscal year. Other than enhanced disclosures, the adoption of ASU 2011-11 is not expected to have a material impact on our Consolidated Financial Statements.

In December 2011, the FASB issued ASU 2011-10, “Property, Plant, and Equipment (Topic 360): Derecognition of in Substance Real Estate-a Scope Clarification” (“ASU 2011-10”). The purpose of this update is to resolve the diversity in practice about whether the guidance under ASC Subtopic 360-20, “Property, Plant, and Equipment—Real Estate Sales”, applies to a parent that ceases to have a controlling financial interest in a subsidiary, as specified under ASC Subtopic 810-10, “Non-Controlling Interests in Consolidated Financial Statements—an amendment of ARB No. 51”, that is in substance real estate as a result of default on the subsidiary’s nonrecourse debt. The new guidance is intended to emphasize that accounting for such transactions “is based on their substance rather than their form”, specifically that the parent should only deconsolidate the real estate subsidiary when legal title to the real estate is transferred to the lender and the related nonrecourse debt has been extinguished. The standard takes effect for public companies during the annual and interim periods beginning on or after June 15, 2012. The adoption of ASU 2011-10 is not expected to have a material impact on our Consolidated Financial Statements.

In June 2011, the FASB issued ASU 2011-05. This ASU eliminates the current option to report other comprehensive income and its components in the Statement of Changes in Stockholder’s Equity and provides entities with two presentation alternatives. An entity can elect to present items of net income and other comprehensive income in one continuous statement, referred to as the statement of comprehensive income, or in two separate, but consecutive statements. ASU 2011-05 is effective for public entities for fiscal years, and interim periods, within those years, beginning after December 15, 2011. Other than enhanced disclosures, the adoption of ASU 2011-05 is not expected to have a material impact on our Consolidated Financial Statements.

In May 2011, the FASB issued ASU No. 2011-04, “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” (“ASU 2011-04”). The amendments in this ASU generally represent clarification of Topic 820, but also include instances where a particular principle or requirement for measuring fair value or disclosing information about fair value measurements has changed. This update results in common principles and requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRS. The amendments are effective for interim and annual periods beginning after December 15, 2011 and are to be applied prospectively. Early application is not permitted. The adoption of ASU 2011-04 is not expected to have a material impact on our Consolidated Financial Statements.

Property and equipment	12 Months Ended
Jan. 28, 2012
Property and equipment

Note 5—Property and equipment

($ In millions)	Useful life (in years)	January 28, 2012	January 29, 2011

Land		$747	$765
Buildings	45-50	2,079	2,120
Furniture and equipment	3-20	1,915	1,835
Leasehold improvements	10-25	2,662	2,485
Costs of computer software	5	182	170
Construction in progress		17	25
Leased equipment under capital lease	3-8	84	105

		7,686	7,505
Less: accumulated depreciation and amortization		3,628	3,430

		4,058	4,075
Less: net assets held for sale		6	14

Total		$4,052	$4,061

Assets held for sale

Assets held for sale represent assets owned by us that we have committed to sell in the near term. The following assets are classified as held for sale and are included in Prepaid expenses and other current assets on our Consolidated Balance Sheets:

(In millions)	January 28, 2012	January 29, 2011

Land	$4	$9
Buildings	4	7
Leasehold improvements	1	2

	9	18
Less: accumulated depreciation and amortization	3	4

Net assets held for sale	$6	$14

Net gains on sales of properties

During fiscals 2011 and 2010, we sold idle properties for gross proceeds of $24 million and $26 million, respectively, which resulted in net gains of approximately $3 million and $10 million, respectively.

During fiscal 2009, we sold idle properties for gross proceeds of $19 million which resulted in net gains of approximately $6 million. The sales included an idle distribution center which resulted in gross proceeds of $14 million and a gain of $5 million.

Accounts payable, accrued expenses and other current liabilities	12 Months Ended
Jan. 28, 2012
Accounts payable, accrued expenses and other current liabilities

Note 6—Accounts payable, accrued expenses and other current liabilities

A summary of our Accounts payable, Accrued expenses and other current liabilities as of January 28, 2012 and January 29, 2011 is outlined in the table below:

(In millions)	January 28, 2012	January 29, 2011

Merchandise accounts payable(1)	$1,238	$1,349
Non-merchandise accounts payable(2)	209	211

Accounts payable	$1,447	$1,560

Gift card and certificate liability	$162	$158
Sales and use tax and value added tax payable	119	100
Accrued interest	53	74
Accrued property taxes	53	41
Accrued bonus	47	59
Other(3)	482	471

Accrued expenses and other current liabilities	$916	$903

(1)	Includes $81 million and $121 million of book overdraft cash as of January 28, 2012 and January 29, 2011, respectively.

(2)	Includes $105 million and $89 million of book overdraft cash as of January 28, 2012 and January 29, 2011, respectively.

(3)	Other includes, among other items, accrued payroll and other benefits, and other accruals. No individual amount included exceeds 5% of “Total current liabilities”. Additionally, includes $9 million of short-term borrowings as of January 28, 2012. Refer to Note 2 entitled “SHORT-TERM BORROWINGS AND LONG-TERM DEBT” for further details.

Accumulated other comprehensive income	12 Months Ended
Jan. 28, 2012
Accumulated other comprehensive income

Note 8—Accumulated other comprehensive income

Total other comprehensive income is included in the Consolidated Statements of Comprehensive Income and Consolidated Statements of Stockholders’ Equity (Deficit). Accumulated other comprehensive income, net of tax, is reflected in the Consolidated Balance Sheets, as follows:

(In millions)	Foreign currency translation adjustments, net of tax	Unrealized loss on hedged transactions, net of tax	Unrealized actuarial losses, net of tax	Acquisition of Toys- Japan shares(1)	Accumulated other comprehensive income (loss)

Balance, January 31, 2009	$(58)	$(25)	$(10)	$—	$(93)
Current-period other comprehensive income	19	10	(1)	—	28
Acquisition of 28.12% of Toys-Japan shares	—	—	—	20	20

Balance, January 30, 2010	(39)	(15)	(11)	20	(45)
Current-period other comprehensive income	55	15	9	—	79
Acquisition of approximately 9% of Toys-Japan shares	—	—	—	6	6

Balance, January 29, 2011	16	—	(2)	26	40
Current-period other comprehensive income	12	(2)	(6)	—	4

Balance, January 28, 2012	$28	$(2)	$(8)	$26	$44

(1)	Upon acquisition of the additional ownership interest of 9% and 28%, Noncontrolling interest decreased by $30 million and $82 million, respectively, at January 29, 2011 and January 30, 2010. These balances represented the percentage of ownership purchased at historical cost. The difference between the fair value of the consideration paid and the carrying amount of the Noncontrolling interest acquired was recognized as a net increase in Stockholders’ Equity (Deficit). See Note 18 entitled “TOYS—JAPAN SHARE ACQUISITION” for further details.

Leases	12 Months Ended
Jan. 28, 2012
Leases

Note 9—Leases

We lease a majority of the real estate used in our operations. Most leases require us to pay real estate taxes and other expenses and some leases require additional payments based on percentages of sales.

Minimum rental commitments under non-cancelable operating leases and capital leases as of January 28, 2012 are as follows:

	Operating leases(1)			Capital leases
(In millions)	Gross minimum rentals	Sublease income	Net minimum rentals	Lease obligation

2012	$654	$17	$637	$34
2013	610	16	594	32
2014	553	12	541	29
2015	487	9	478	26
2016	402	7	395	23
2017 and subsequent	1,696	20	1,676	105

Total	$4,402	$81	$4,321	$249

(1)	Excluded from the minimum rental commitments displayed above are approximately $2.1 billion related to options to extend ground lease terms that are reasonably assured of being exercised, the balance of which is predominantly related to fiscals 2017 and thereafter.

Total rent expense, net of sublease income, was $588 million, $570 million and $519 million in fiscals 2011, 2010 and 2009, respectively. Sublease income was $22 million, $22 million and $23 million in fiscals 2011, 2010 and 2009, respectively. We remain directly and primarily liable for lease payments to third party landlords for locations where we have subleased all or a portion of the locations to third parties. To the extent that sub-lessees fail to make sublease rental payments, our total net rent expense to the third party landlords would increase in direct proportion.

We recognize rent expense on a straight-line basis and record the difference between the recognized rent expense and amounts payable under the leases as deferred rent liability. Deferred rent liabilities are recorded in our Consolidated Balance Sheets in the total amount of $348 million and $321 million at January 28, 2012 and January 29, 2011, respectively, of which $10 million and $11 million are recorded in Accrued expenses and other current liabilities, respectively. Virtually all of our leases include options that allow us to renew or extend the lease term beyond the initial lease period, subject to terms and conditions agreed upon at the inception of the lease. Such terms and conditions include rental rates agreed upon at the inception of the lease that could represent below or above market rental rates later in the life of the lease, depending upon market conditions at the time of such renewal or extension. In addition, many leases include early termination options, which can be exercised under specified conditions, including, upon damage, destruction or condemnation of a specified percentage of the value or land area of the property.

Lease payments that depend on factors that are not measurable at the inception of the lease, such as future sales volume, are contingent rentals and are excluded from minimum lease payments and included in the determination of total rental expense when it is probable that the expense has been incurred and the amount is reasonably estimable. Contingent rent expense was $12 million, $12 million and $10 million for fiscals 2011, 2010 and 2009, respectively. Future payments for maintenance, insurance and taxes to which we are obligated are excluded from minimum lease payments. Tenant allowances received upon entering into certain store leases are recognized on a straight-line basis as a reduction to rent expense over the lease term.

Defined benefit pension plans	12 Months Ended
Jan. 28, 2012
Defined benefit pension plans

Note 12—Defined benefit pension plans

We sponsor defined benefit pension plans covering certain international employees in the U.K., Japan, Germany and Austria, with such benefits accounted for on an accrual basis using actuarial assumptions. For our pension plans, we use a measurement date matching the end of our fiscal years.

The following tables provide information regarding our pension plans:

Obligation and funded status at end of fiscal year:

(In millions)	January 28, 2012	January 29, 2011

Change in projected benefit obligation:
Projected benefit obligation at beginning of year	$111	$108
Service cost	5	6
Interest cost	4	5
Employee contributions	1	1
Benefits, expenses paid	(2)	(2)
Actuarial loss	9	1
Amendment(1)	—	(11)
Curtailment(2)	(1)	—
Partial settlement(2)	(10)	—
Foreign currency impact	1	3

Projected benefit obligation at end of year	$118	$111

(1)	On April 1, 2010, we amended the U.K. defined benefit pension plan. Pursuant to the amendment, we capped our rate of compensation increase. The change in compensation increase assumption resulted in a reduction of the plan’s liability by $11 million in fiscal 2010.

(2)	Through fiscal 2010, Toys-Japan maintained a tax qualified pension plan (“TQPP”) that covered all employees of Toys-Japan. Pursuant to amended Japanese laws, TQPP plans, such as the Toys-Japan pension plan had to be terminated or transferred to another defined benefit or defined contribution plan by March 31, 2012. In accordance with Japanese law, on February 1, 2011, Toys-Japan’s TQPP plan was terminated and replaced with a defined benefit and defined contribution plan in the ratio of 70% and 30%, respectively. This change resulted in a plan curtailment and settlement. The plan curtailment reduced the plan’s liability by approximately $1 million. No curtailment gains were recognized as the reduction in liability was offset by unrecognized net actuarial losses. The partial settlement amount represents the transfer of 30% of the TQPP plan projected benefit obligation (“PBO”) to a new defined contribution plan.

(In millions)	January 28, 2012	January 29, 2011

Change in fair value of plan assets:
Fair value of plan assets at beginning of year	$92	$75
Actual return on plan assets	4	7
Employer contributions	7	9
Employee contributions	1	1
Benefits, expenses paid	(2)	(2)
Partial settlement(1)	(10)	—
Foreign currency impact	1	2

Fair value of plan assets at end of year	$93	$92

(1)	The partial settlement amount represents the transfer of 30% of the TQPP plan assets to a new defined contribution plan.

(In millions)	January 28, 2012	January 29, 2011

Reconciliation of funded status to total amount recognized:
Funded status	$(25)	$(19)

Amounts recognized in Consolidated Balance Sheets:
Non-current liability	$(25)	$(19)

Amounts recognized in Accumulated other comprehensive income (loss):
Unrecognized net actuarial losses, net of tax	$8	$2

Included in the $8 million of unrecognized net actuarial losses, net of tax, in Accumulated other comprehensive income (loss) as of January 28, 2012, is an actuarial gain for defined benefit pension plans of approximately $1 million, which will begin to be amortized into net periodic benefit cost in fiscal 2012.

Information for pension plans with accumulated benefit obligations in excess of plan assets:

(In millions)	January 28, 2012	January 29, 2011

Projected benefit obligation	$118	$111
Accumulated benefit obligation	96	98
Fair value of plan assets	93	92

Components of net periodic benefit cost during each fiscal year:

	Fiscal years ended
(In millions)	January 28, 2012	January 29, 2011	January 30, 2010

Service cost	$5	$6	$6
Interest cost	4	5	4
Expected return on plan assets	(4)	(4)	(3)
Amortization of:
Recognized actuarial loss	—	1	1

Net periodic benefit cost	$5	$8	$8

Contributions

For fiscal 2012, we expect to contribute approximately $8 million to our pension plans.

Estimated future payments

Pension benefit payments, including amounts to be paid from our assets, and reflecting expected future service, as appropriate, are expected to be paid as follows:

(In millions)	Pension benefits

2012	$2
2013	2
2014	2
2015	2
2016	2
2017 through 2021	10

Total	$20

Weighted-average assumptions used to determine net periodic benefit costs at fiscal year end:

	January 28, 2012	January 29, 2011	January 30, 2010

Discount rate	4.4%	4.4%	4.4%
Long-term rate of return on plan assets	5.1%	4.7%	4.7%
Rate of compensation increase	2.8%	2.8%	4.0%

Weighted-average assumptions used to determine benefit obligations at fiscal year end:

	Fiscal years ended
	January 28, 2012	January 29, 2011

Discount rate	4.0%	4.1%
Rate of compensation increase	2.8%	3.0%

Determination of discount rate

The discount rate used to determine benefit obligations for our pension plans has been developed based on the AA corporate bond yield curve, whose maturity is commensurate with the average remaining service period of existing employees.

Determination of expected return on assets

The expected return on assets is the rate of return expected to be achieved on pension fund assets in the long term, net of investment expenses. More than 90% of the plan assets relate to the U.K. and Japan pension plans. The U.K. and Japan pension plans expected return on assets assumption for fiscal 2012 has been determined by considering the return on the actual asset classes held as of the measurement date and our expectations of future rates of return on each asset class. For the U.K. and Japan pension plans, we determine the expected rate of return by utilizing the current return available on stocks, and government and corporate bonds and applying suitable risk premiums that consider historical market returns and current market expectations. The estimate of the expected rate of return is based on a long term view and considers the impact of economic conditions in the evaluation of historical market returns.

Plan assets

Investment policies and strategies

Our overall investment policy and strategic management of the plan assets are the responsibility of the trustees (acting based on advice as they deem appropriate) and are driven by investment objectives as set out below. The remaining elements of our investment policy are part of the day-to-day management of the assets, which is delegated to a professional investment manager. The trustees of our defined benefit pension plans are guided by an overall objective of achieving, over the long-term, a return on the investments, which is consistent with the long-term assumptions made by the actuaries in determining funding of the plans.

The investment returns that the trustees expect to achieve are those that are broadly in line with or above the returns of the respective market indices and performance targets against which the investment manager is benchmarked. Over the longer term, the trustees expect to achieve an investment return in excess of the consumer price index.

Weighted-average asset allocation by asset category

The primary investment goal for our plans’ assets is to maximize total asset returns while ensuring the plans’ assets are available to fund the plans’ liabilities as they become due. A change in the overall investment strategy could significantly impact the expected rate of return on plan assets.

The following represents our pension plan target asset allocations for fiscal 2012, as well as the actual asset allocations as of January 28, 2012 and January 29, 2011:

	2012 Target Allocation	January 28, 2012	January 29, 2011

Equity securities	52.4%	52.4%	46.0%
Debt securities	37.6%	37.5%	21.0%
Insurance contracts	8.3%	8.3%	7.0%
Cash and cash equivalents	1.7%	1.8%	26.0%

Total	100%	100%	100%

Risk management

In managing the Company’s plan assets, our investment managers evaluate and manage risk associated with funded status risk, interest rate risk, market risk, counterparty risk, liquidity risk and operational risk. Cash flow management and asset class diversification are central to our risk management strategy and are critical to the overall investment strategy of our pension plan assets.

Fair value of plan assets

The following tables present our plan assets by fair value hierarchy in accordance with ASC Topic 820, “Fair Value Measurements and Disclosures” as of January 28, 2012 and January 29, 2011. The fair value hierarchy is comprised of three levels based on the reliability of inputs used to determine fair value. Level 1 refers to fair values determined based on quoted prices in active markets for identical assets. Level 2 refers to fair values estimated using significant other observable inputs, while Level 3 includes the fair values estimated using significant non-observable inputs. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement of the instrument.

There have been no changes in valuation technique or related inputs for the fiscal years ended January 28, 2012 and January 29, 2011.

(In millions)	Quoted prices in active markets for identical assets (level 1)	Significant other observable inputs (level 2)	Total

Equity Securities:(1)
Domestic	$—	$10	$10
International	—	36	36
Fixed Income:(2)
Domestic	—	3	3
International	—	34	34
Insurance Contracts(3)	—	8	8
Cash and cash equivalents(4)	2	—	2

Balance at January 28, 2012	$2	$91	$93

(In millions)	Quoted prices in active markets for identical assets (level 1)	Significant other observable inputs (level 2)	Total

Equity Securities:(1)
Domestic	$—	$1	$1
International	—	42	42

Fixed Income:(2)
Domestic	—	5	5
International	—	14	14
Insurance Contracts(3)	—	7	7
Cash and cash equivalents(4)	23	—	23

Balance at January 29, 2011	$23	$69	$92

(1)	Domestic and international equity securities categorized as Level 2 are valued using the Net Asset Value (“NAV”) per fund share, which is derived from quoted prices in active markets of the underlying securities.

(2)	Domestic and international fixed-income securities categorized as Level 2 are valued using the NAV per fund share, which is derived using a market approach with inputs that include broker quotes, benchmark yields, base spreads and reported trades.

(3)	Insurance contracts contain a minimum guaranteed return and are categorized as Level 2 as the fair value of the assets is equal to the total amount of all individual technical reserves plus the non allocated employer’s financing fund reserves at the valuation date. The individual technical and financing fund reserves are equal to the accumulated paid contributions taking into account the insurance ratification and any allocated profit sharing return.

(4)	Cash and cash equivalents include highly liquid investments with an original maturity of three months or less at acquisition. Due to the nature and short maturity of these investments, their carrying amount approximates fair value. Therefore, we have determined that our cash and cash equivalents in their entirety are classified as Level 1 within the fair value hierarchy.

Other employee retirement and compensation benefits	12 Months Ended
Jan. 28, 2012
Other employee retirement and compensation benefits

Note 13—Other employee retirement and compensation benefits

We offer other employee retirement and compensation benefits for eligible employees. The Supplemental Executive Retirement Plan (“SERP”) provides supplemental retirement benefits to certain executive officers in excess of the limitations that are imposed by Section 401(a)(17) of the Internal Revenue Code of 1986, as amended, on contributions to our TRU Partnership Employees’ Savings and Profit Sharing Plan (the “Savings Plan”). Participants are generally 100 percent vested in their SERP accounts after completing five years of employment with the Company. During fiscal 2011, we recorded SERP expenses of less than $1 million. For each of fiscals 2010 and 2009, we recorded SERP expenses of approximately $1 million. At both January 28, 2012 and January 29, 2011, the SERP liability was $4 million.

Included in our Savings Plan, we have a 401(k) salary deferral feature, company-matching contributions and a profit sharing component for eligible U.S.-based employees. Under the terms of the Savings Plan, annual employer profit sharing contributions are made at the discretion of the Board of Directors, subject to certain limitations. The Savings Plan may be terminated at our discretion. Employee eligibility for participation in the 401(k) savings account portion of the Savings Plan requires twelve months of service and completion of 1,000 hours. In addition, the Company makes a matching contribution in an amount equal to 100% of the first 4%, of the participant’s contribution. We also have various defined contribution and other foreign government sponsored retirement plans for foreign employees, which are managed by each respective foreign location. Expenses related to the Savings Plan, other foreign defined contribution plans and other foreign government sponsored retirement plans were $26 million, $21 million and $19 million in fiscals 2011, 2010 and 2009, respectively. The Board of Directors did not elect to contribute to the profit sharing portion of the Savings Plan in fiscals 2011, 2010 and 2009.

We also offered other supplemental compensation benefits to our executive officers. Prior to the Merger, we offered our executive officers an additional life insurance coverage benefit (“Split Dollar Plan”), which entitled their beneficiaries to receive a death benefit of five times the executive officer’s current compensation. As of March 2005, we discontinued this benefit to new employees. Pursuant to the Merger agreement, the endorsement split-dollar life insurance policies remained in a trust for the then existing participants until July 2010 at which time management liquidated the Plan assets of $5 million. Effective July 21, 2010, the Company terminated the Split Dollar Plan.

Commitments and contingencies	12 Months Ended
Jan. 28, 2012
Commitments and contingencies

Note 15—Commitments and contingencies

We are subject to various claims and contingencies related to lawsuits as well as commitments under contractual and other commercial obligations. We recognize liabilities for contingencies and commitments when a loss is probable and estimable. For claims and contingencies related to income taxes, see Note 10 entitled “INCOME TAXES.” Refer to Note 9 entitled “LEASES” for minimum rental commitments under non-cancelable operating leases having a term of more than one year as of January 28, 2012.

As of January 28, 2012, we remain contingently liable for amounts due or amounts that may become due under certain real estate lease agreements that have been assigned to third parties. In the event of default by the assignees, we could be liable for payment obligations associated with these leases which have future lease related payments (not discounted to present value) of approximately $134 million through September 2032. The impact of these obligations is not material to our Consolidated Financial Statements.

Parent company
Commitments and contingencies

Note E—Commitments and contingencies

The Parent Company is a guarantor on certain leases entered into by its subsidiaries. For a discussion of the lease obligations of the Parent Company and its subsidiaries, see Note 9 to our Consolidated Financial Statements entitled “LEASES.”

Acquisitions	12 Months Ended
Jan. 28, 2012
Acquisitions

Note 17—Acquisitions

Fiscal 2011 acquisition

As part of our global growth strategy, management looks for opportunities to strengthen our business in markets we currently participate in, as well as other countries worldwide. On October 31, 2011, the Company acquired a 70% ownership interest in Labuan from Li & Fung for a purchase price of approximately $79 million plus $8 million of contingent consideration. The terms of the agreement also provide us with the future option to acquire Li & Fung’s 30% interest in the business and also provides Li & Fung the option to require us to buy their 30% interest in the business at the end of three years from the acquisition date.

As of October 31, 2011, Labuan operated 90 Toys “R” Us retail stores in Brunei, China, Hong Kong, Malaysia, Singapore, Taiwan and Thailand. In our store count, these stores are considered part of our operated locations upon acquisition. Additionally, Labuan has sublicensed to a third party the right to operate stores in the Philippines and Macau.

The results of operations of Labuan have been included in our Consolidated Financial Statements for the fiscal year ended January 28, 2012 from the date of acquisition. For the fiscal year ended January 28, 2012, Labuan had net earnings of approximately $4 million, of which net earnings attributable to Toys “R” Us, Inc. was approximately $2 million. This acquisition did not have a material impact on our Consolidated Financial Statements.

The acquisition of Labuan was accounted for under the acquisition method of accounting. As such, the cost to acquire Labuan was allocated to the respective assets acquired and liabilities assumed based on their estimated fair values as of the acquisition date. A preliminary allocation of the purchase price for our ownership interest in Labuan has been made to certain assets and liabilities of Labuan based on preliminary estimates. The Company is continuing to evaluate the estimated fair values of certain assets acquired and liabilities assumed. The Company is not aware of any information that indicates the final purchase price allocations will differ materially from preliminary estimates. For the fiscal year ended January 28, 2012, transaction costs for legal and advisory services of approximately $4 million were recorded in SG&A.

The following table summarizes our preliminary purchase price allocation of the cost to acquire Labuan:

(In millions)	Preliminary fair value as of October 31, 2011

Cash and cash equivalents	$12
Accounts and other receivables	5
Merchandise inventories	33
Property and equipment, net	13
Goodwill	62
Intangible assets	49
Deferred tax assets	2
Other assets	6

Total assets acquired	182
Current liabilities	62
Non-current liabilities	9

Total liabilities assumed	71
Noncontrolling interest	24

95

Net assets acquired	$87

Of the approximately $62 million allocated to goodwill, none will be deductible for tax purposes. All of the goodwill acquired in connection with the Labuan acquisition has been allocated to the Company’s International segment.

Goodwill represents the excess of fair value of the acquiree over the recognized bases of net identifiable assets acquired and includes the future economic benefits from other assets that could not be individually identified and separately recognized. Specifically, the goodwill recorded as part of the Labuan acquisition includes: the expected synergies resulting from combining the resources of the acquired business with those of the Company; and the value associated with an established retail presence with the potential to further penetrate into emerging international markets.

In connection with the acquisition, the Company recorded $49 million of intangible assets related to a reacquired license right associated with a pre-existing license agreement between the Company and Li & Fung. The reacquired license right has a finite life and will be amortized over the remaining contractual term without consideration to any contractual renewals through 2019.

As a result of the acquisition, the Company recognized Noncontrolling interest in the amount of $24 million which was measured at fair value at the acquisition date. In accordance with the terms of the agreement, the Noncontrolling interest is redeemable for cash or common stock of the Company at the option of the holder. As such, the Noncontrolling interest has been recorded in temporary equity.

Supplemental pro forma combined financial information has not been presented as the impact of the Labuan acquisition is not material to the Company’s Consolidated Financial Statements.

Fiscal 2009 acquisitions

During fiscal 2009, we paid a total of $14 million for the acquisitions described below. The acquisitions resulted in $2 million of goodwill and we acquired $9 million of finite-lived intangibles. These acquisitions did not have a material impact on our Consolidated Financial Statements.

In February 2009, we acquired the e-commerce websites eToys.com and babyuniverse.com as well as the Internet domain Toys.com and the parenting website ePregnancy.com.

On May 28, 2009, the Company acquired certain business assets of FAO Schwarz, a children’s retailer. As part of the acquisition, the Company continues to operate the FAO Schwarz retail store in New York City along with the FAO Schwarz e-commerce and catalog businesses.

On September 3, 2009, the Company acquired the brand and other intellectual property assets of KB Toys, a toy retailer.

Toys-Japan share acquisition	12 Months Ended
Jan. 28, 2012
Toys-Japan share acquisition

Note 18—Toys—Japan share acquisition

On September 24, 2009, TRU Japan Holdings 2, LLC (“Holdings 2”), a wholly owned subsidiary, announced an open tender offer to purchase the remaining outstanding shares of Toys—Japan from all non-affiliated public shareholders at ¥587 ($6.54 at November 11, 2009) per share. The tender offer closed on November 10, 2009, on which date Holdings 2 purchased 9,687,056 shares (approximately 28% of Toys—Japan) for approximately $66 million, including $2 million of transaction costs. As a result of this purchase, we owned 31,226,284 shares or approximately 91% of Toys—Japan at January 30, 2010.

As we maintained financial control of Toys—Japan during the transaction, the additional ownership interest acquired in Toys—Japan was accounted for as an equity transaction between owners in accordance with ASC 810. Upon acquisition of the additional ownership interest, Noncontrolling interest decreased by $82 million, representing the percentage of ownership purchased during the tender offer at historical costs. The net $16 million difference between the fair value of the consideration paid and the carrying amount of the Noncontrolling interest acquired was recognized as a net increase in Toys “R” Us, Inc. stockholders’ equity, consisting of a $4 million reduction in Additional paid-in-capital and a $20 million reduction in Accumulated other comprehensive loss.

At a special shareholders’ meeting of Toys—Japan on January 19, 2010, the shareholders approved (through various steps) an exchange of the remaining outstanding common stock of Toys—Japan (“Toys—Japan Common Stock”) for a new class of stock (“New Stock”) at an exchange ratio of 1 to 3,289,647. This exchange resulted in all noncontrolling public shareholders receiving a fractional share of New Stock. As Toys—Japan is not permitted to issue fractional shares, all shareholders entitled to fractional shares of New Stock are only entitled to cash in the amount of ¥587 for each share of Toys—Japan Common Stock held by such shareholder. The acquisition of the fractional shares was approved by the court on April 15, 2010, resulting in the purchase of approximately 9% of Toys—Japan and cash of approximately $21 million, of which $1 million is being held for payment to the fractional shareholders, as of January 28, 2012. Effective as of April 15, 2010, Toys “R” Us Japan Holdings, Inc., a wholly owned subsidiary, and Holdings 2 are the sole shareholders of Toys—Japan. Upon acquisition of the additional ownership interest, the remaining Noncontrolling interest of $30 million was eliminated, and the difference between the purchase price paid and the carrying value of the Noncontrolling interest acquired was recognized as a net increase in Toys “R” Us, Inc. stockholders’ equity, consisting of a $3 million increase in Additional paid-in capital and a $6 million reduction in Accumulated other comprehensive loss.

Parent company information	12 Months Ended
Jan. 28, 2012
Parent company information

Parent company information

Toys “R” Us, Inc.

Schedule I—Condensed statements of operations and comprehensive income

	Fiscal years ended
(In millions)	January 28, 2012	January 29, 2011	January 30, 2010

Revenues	$—	$—	$23
General and administrative expenses	24	20	32
Depreciation and amortization	5	6	14
Other income, net	—	(1)	(51)

Total operating expenses (income)	29	25	(5)

Other (expense) income:
Interest expense, net	(77)	(133)	(132)
Intercompany interest expense, net	(6)	(4)	(1)
Equity in pre-tax earnings of consolidated subsidiaries	260	295	457

Earnings before income taxes	148	133	352
Income tax (benefit) expense	(1)	(35)	40

Net earnings	$149	$168	$312

Comprehensive income	$153	$247	$340

See accompanying notes to Condensed Financial Statements.

Toys “R” Us, Inc.

Schedule I—Condensed balance sheets

(In millions)	January 28, 2012	January 29, 2011

ASSETS

Current Assets:
Cash and cash equivalents	$53	$226
Accounts and other receivables	1	—
Current deferred tax assets	8	—
Prepaid expenses and other current assets	6	5

Total current assets	68	231
Property and equipment, net	7	12
Investments in and advances to/from subsidiaries	1,291	1,519
Deferred tax assets	41	53
Other assets	72	48

	$1,479	$1,863

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities:
Accrued expenses and other current liabilities	$76	$99
Income taxes payable	10	27
Current portion of long-term debt	—	503

Total current liabilities	86	629
Long-term debt	824	823
Liabilities for uncertain tax positions	6	3
Other non-current liabilities	60	65
Stockholders’ equity	503	343

	$1,479	$1,863

See accompanying notes to Condensed Financial Statements.

Toys “R” Us, Inc.

Schedule I—Condensed statement of cash flows

	Fiscal years ended
(In millions)	January 28, 2012	January 29, 2011	January 30, 2010

Cash Flows from Operating Activities	$554	$11	$42

Cash Flows from Investing Activities:
Capital expenditures	—	—	(4)
Purchase of long-term investments	(26)	(9)	—
Investments in subsidiaries	(77)	(11)	(248)
Decrease (increase) in restricted cash	—	33	18
Intercompany loan repayment by subsidiaries	1,141	694	482
Loans to subsidiaries	(1,266)	(685)	(455)

Net cash (used in) provided by investing activities	(228)	22	(207)

Cash Flows from Financing Activities:
Long-term debt repayment	(500)	—	—
Borrowings from subsidiaries	—	—	150
Other	1	(3)	(1)

Net cash (used in) provided by financing activities	(499)	(3)	149

Cash and cash equivalents:
Net (decrease) increase during period	(173)	30	(16)
Cash and cash equivalents at beginning of period	226	196	212

Cash and cash equivalents at end of period	$53	$226	$196

Supplemental Disclosures of Cash Flow Information:
Income taxes (received) paid, net of refunds	$—	$—	$(1)
Interest paid	$99	$134	$136

See accompanying notes to Condensed Financial Statements.

Dividends and capital contributions (Parent company)	12 Months Ended
Jan. 28, 2012
Parent company
Dividends and capital contributions

Note F—Dividends and capital contributions

The Parent Company received cash dividends from certain of its subsidiaries of $676 million, $180 million and $158 million during fiscals 2011, 2010 and 2009, respectively. The cash dividends received during fiscal 2011, included $519 million from our subsidiary Toys-Delaware for the repayment of the 7.625% notes due fiscal 2011 and $25 million from our subsidiary Toys “R” Us Property Company I, LLC in connection with the expired tender offer, as permitted by the indenture under the tender offer of the 10.75% senior unsecured notes due fiscal 2017. Additionally, Parent Company received cash distributions from its property subsidiaries during fiscals 2011, 2010 and 2009 of $4 million, $14 million and $7 million, respectively, which were recorded as returns of capital. During fiscal 2011, TRU-Value issued a $63 million non-cash dividend of a portion of its intercompany receivable due from Toys-Delaware to Parent Company.

During fiscal 2011, Parent Company made a capital contribution of $79 million to TRU Asia, Ltd., which it used to acquire a 70% interest in Labuan. Refer to Note 17 to our Consolidated Financial Statements entitled “ACQUISITIONS” for further details.

During fiscal 2010, Parent Company made a capital contribution of $21 million to TRU Japan Holdings 2, LLC (“Holdings 2”) which it used to purchase an additional 9% of Toys—Japan common stock (“Toys—Japan Common Stock”). Refer to Note 18 to our Consolidated Financial Statements entitled “TOYS—JAPAN SHARE ACQUISITION” for further details.

During fiscal 2009, Parent Company made the following capital contributions: $66 million to Holdings 2, which it used to purchase an additional 28% of Toys—Japan Common Stock. (Refer to Note 18 to our Consolidated Financial Statements entitled “TOYS—JAPAN SHARE ACQUISITION” for further details); $142 million to Toys “R” Us Property Company I, LLC, which it used to repay the outstanding loan balance under the unsecured credit agreement and related transaction costs; and $47 million to a wholly owned subsidiary, which it used to repay $200 million in secured real estate loans.

Basis of presentation (Policies)	12 Months Ended
Jan. 28, 2012
Organization

Organization

As used herein, the “Company,” “we,” “us,” or “our” means Toys “R” Us, Inc., and its consolidated subsidiaries, except as expressly indicated or unless the context otherwise requires. We are the leading global specialty retailer of toys and juvenile products as measured by Net sales. Toys “R” Us is recognized as the toy and juvenile (including baby) authority. We sell a variety of products in the core toy, entertainment, juvenile, learning and seasonal categories through our retail locations and the Internet. Our brand names are highly recognized in North America, Europe and Asia, and our expertise in the toy and juvenile retail space, our broad range of product offerings, our substantial scale and geographic footprint and our strong vendor relationships account for our market-leading position and distinguish us from the competition.

As of January 28, 2012, we operated 1,502 stores and licensed an additional 151 stores. These stores are located in 36 countries and jurisdictions around the world under the Toys “R” Us, Babies “R” Us and FAO Schwarz banners. In addition, we operate Toys “R” Us Express stores (“Express stores”), smaller format stores primarily open on a short-term basis during the holiday season. We also own and operate websites including Toysrus.com, Babiesrus.com, eToys.com, FAO.com and toys.com, as well as other Internet sites we operate in our international markets.

Our Company was founded in Washington D.C. in 1948 when Charles Lazarus opened a baby furniture store, Children’s Bargain Town. The Toys “R” Us name made its debut in 1957. In 1978, we completed an initial public offering of our common stock. When Charles Lazarus retired as our Chief Executive Officer in 1994, the Company operated or licensed over 1,000 stores in 17 countries and jurisdictions. In 1996, we established the Babies “R” Us brand, further solidifying our reputation as a leading consumer destination for children and their families.

On July 21, 2005, we were acquired through a $6.6 billion merger (the “Merger”) by an investment group led by entities advised by or affiliated with Bain Capital Partners, LLC (“Bain”), Kohlberg Kravis Roberts & Co. L.P. (together with its affiliates, “KKR”) and Vornado Realty Trust (“Vornado”) (collectively, the “Sponsors”). Upon the completion of this acquisition, we became a private company.

Fiscal Year

Fiscal year

Our fiscal year ends on the Saturday nearest to January 31 of each calendar year. Unless otherwise stated, references to years in this report relate to the fiscal years below:

Fiscal year	Number of weeks	Ended

2011	52	January 28, 2012
2010	52	January 29, 2011
2009	52	January 30, 2010

Principles of Consolidation	Principles of consolidation The Consolidated Financial Statements include the accounts of the Company. We eliminate all inter-company balances and transactions.
Variable Interest Entities

Variable interest entities

The FASB Accounting Standards Codification (“ASC”) Topic 810, “Consolidation” (“ASC 810”), requires the consolidation of entities that are controlled by a company through interests other than voting interests. We evaluate our lending vehicles, including our commercial mortgage-backed securities, structured loans and any joint venture interests to determine whether we are the primary beneficiary of a variable interest entity (“VIE”). The primary beneficiary will absorb a majority of the entity’s expected losses, receive a majority of the entity’s expected residual returns, or both, as a result of holding a VIE.

During fiscal 2006, we identified Vanwall Finance PLC (“Vanwall”) as a VIE and concluded that in accordance with ASC 810, Vanwall should not be consolidated. Effective January 31, 2010, the Company adopted ASU 2009-17, “Consolidations (Topic 810)—Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities” (“ASU 2009-17”), which requires an enterprise to perform an analysis to determine whether the enterprise’s variable interest or interests give it a controlling financial interest in a VIE. This analysis identifies the primary beneficiary of a variable interest entity as the enterprise that has (1) the power to direct the activities of a variable interest entity that most significantly impact the entity’s economic performance and (2) the obligation to absorb losses of the entity that could potentially be significant to the variable interest entity or the right to receive benefits from the entity that could potentially be significant to the variable interest entity. In addition, the required changes provide guidance on shared power and joint venture relationships, remove the scope exemption for qualified special purpose entities, revise the definition of a variable interest entity and require additional disclosures.

In accordance with ASU 2009-17, we reassessed our lending vehicles, including our loan from Vanwall and concluded that we were not the primary beneficiary of that VIE. The Company has not identified any subsequent changes to Vanwall’s governing documents or contractual arrangements that would change the characteristics or adequacy of the entity’s equity investment at risk in accordance with ASC 810. Refer to Note 2 entitled “SHORT-TERM BORROWINGS AND LONG-TERM DEBT” for further details.

Use of Estimates

Use of estimates

The preparation of our Consolidated Financial Statements requires us to make certain estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, expenses and the related disclosures of contingent assets and liabilities as of the date of the Consolidated Financial Statements and during the applicable periods. We base these estimates on historical experience and other factors that we believe are reasonable under the circumstances. Actual results may differ materially from these estimates and such differences could have a material impact on our Consolidated Financial Statements.

Cash and Cash Equivalents

Cash and cash equivalents

We consider our highly liquid investments with original maturities of three months or less at acquisition to be cash equivalents. Book cash overdrafts are reclassified to accounts payable.

Restricted Cash

Restricted cash

Restricted cash represents collateral and other cash that is restricted from withdrawal. As of January 28, 2012 and January 29, 2011, we had restricted cash of $30 million and $16 million, respectively. The increase in restricted cash is primarily the result of collateral held in escrow for a potential post-closing purchase price adjustment related to the Company’s acquisition of a 70% ownership interest in Toys (Labuan) Holding Limited (“Labuan”) from Li & Fung Retailing Limited (“Li & Fung”). Refer to Note 17 entitled “ACQUISITIONS” for further details.

Accounts and Other Receivables	Accounts and other receivables Accounts and other receivables consist primarily of receivables from vendor allowances and consumer credit card and debit card transactions.
Merchandise Inventories

Merchandise inventories

We value our merchandise inventories at the lower of cost or market, as determined by the weighted average cost method. Cost of sales represents the weighted average cost of the individual items sold and is affected by adjustments to reflect current market conditions, merchandise allowances from vendors, estimated inventory shortages and estimated losses from obsolete and slow-moving inventory.

Property and Equipment, Net

Property and equipment, net

We record property and equipment at cost. Leasehold improvements represent capital improvements made to our leased properties. We record depreciation and amortization using the straight-line method over the shorter of the estimated useful lives of the assets or the terms of the respective leases, if applicable.

We capitalize interest for new store construction-in-progress in accordance with ASC Topic 835, “Interest.” Capitalized interest amounts are immaterial.

Asset Retirement Obligations

Asset retirement obligations

We account for asset retirement obligations (“ARO”) in accordance with ASC Topic 410, “Asset Retirement and Environmental Obligations,” which requires us to recognize a liability for the fair value of obligations to retire tangible long-lived assets when there is a legal obligation to incur such costs. We recognize a liability for ARO, capitalize asset retirement costs and amortize these costs over the life of the assets. As of January 28, 2012 and January 29, 2011, we had approximately $73 million and $69 million, respectively, recorded for ARO.

Goodwill

Goodwill

Details on goodwill by segment are as follows:

(In millions)	January 28, 2012	January 29, 2011

Domestic	$361	$361
International(1)	87	23

Total	$448	$384

(1)	Foreign currency translation accounted for $2 million of the increase.

On October 31, 2011, we acquired a 70% ownership interest in Labuan from Li & Fung which resulted in $62 million of goodwill (included in our Toys “R” Us—International (“International”) segment). Refer to Note 17 entitled “ACQUISITIONS” for further details.

Goodwill is evaluated for impairment annually as of the first day of the fourth quarter of each fiscal year or whenever we identify certain events or circumstances that would more likely than not reduce the fair value of a reporting unit below its carrying amount, in accordance with the provisions of ASC Topic 350, “Intangibles—Goodwill and Other” (“ASC 350”). Events or circumstances that might warrant an interim evaluation include, among other things, significant adverse change in legal factors or in the business climate, adverse action or assessment by a regulator, unanticipated competition, loss of key personnel and it is more likely than not that a reporting unit or a significant portion of a reporting unit will be sold or otherwise disposed of.

In September 2011, the FASB issued ASU No. 2011-08, “Intangibles—Goodwill and Other (Topic 350): Testing Goodwill for Impairment” (“ASU 2011-08”), which amended the rules for testing goodwill for impairment. The new rules provide an entity with the option to first assess qualitative factors for each reporting unit to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount prior to performing the two-step quantitative impairment test. The optional qualitative assessment can be performed at the discretion of management for any or all of the reporting units in any given period. As allowed under the guidance, we early adopted ASU 2011-08 for our fiscal 2011 annual goodwill impairment test.

During the qualitative assessment of our fiscal 2011 annual goodwill impairment test, management concluded it was more likely than not that the fair value of our Toys “R” Us—Domestic (“Domestic”) reporting unit exceeded its carrying value. However, given the Domestic goodwill balance of $361 million, the results of the fourth quarter holiday selling season and the timing of the previous fair value calculated, management decided to calculate a new fair value as of the fiscal year-end. The fair value as of fiscal year-end confirmed the conclusions reached on the qualitative approach taken by management and indicated no goodwill impairment after the date of the annual impairment test. In addition, we also concluded for our Toys “R” Us—Japan, Ltd. (“Toys-Japan”) reporting unit that it was more likely than not that the fair value exceeded its carrying value and noted no goodwill impairment indicators after the date of the annual impairment test.

Debt Issuance Costs

Debt issuance costs

We defer debt issuance costs, which are classified as non-current other assets, and amortize the costs into Interest expense over the term of the related debt facility. Unamortized amounts at January 28, 2012 and January 29, 2011 were $127 million and $148 million, respectively. Deferred financing fees amortized to Interest expense for fiscals 2011, 2010 and 2009 were $35 million, $69 million and $54 million, respectively, which is inclusive of accelerated amortization due to certain debt repayments and refinancings.

Acquisition of Debt Securities

Acquisition of debt securities

During fiscal 2011, we acquired from unaffiliated parties $36 million face value debt securities of Vanwall for approximately $26 million. During fiscal 2010, we acquired from an unaffiliated party $17 million face value debt securities of Vanwall for approximately $9 million. This debt matures on April 7, 2013. These debt securities are included in Other assets within the Consolidated Balance Sheets, classified as held-to-maturity debt and reported at amortized cost.

Insurance Risks

Insurance risks

We self-insure a substantial portion of our workers’ compensation, general liability, auto liability, property, medical, prescription drug and dental insurance risks, in addition to maintaining third party insurance coverage. Provisions for losses related to self-insured risks are based upon actuarial techniques and estimates for incurred but not reported claims. We record the liability for workers’ compensation on a discounted basis. We also maintain insurance coverage above retention amounts of $15 million for employment practices liability, $8 million for catastrophic events, $5 million for property, $5 million for general liability, $4 million for auto liability and a minimum of approximately $1 million for workers’ compensation to limit the exposure related to such risks. The assumptions underlying the ultimate costs of existing claim losses are subject to a high degree of unpredictability, which can affect the liability recorded for such claims. As of January 28, 2012 and January 29, 2011, we had approximately $91 million and $89 million, respectively, of reserves for self-insurance risk which have been included in Accrued expenses and other current liabilities and Other non-current liabilities in our Consolidated Balance Sheets.

Commitments and Contingencies

Commitments and contingencies

We are subject to various claims and contingencies related to lawsuits and commitments under contractual and other commercial obligations. We recognize liabilities for contingencies and commitments when a loss is probable and estimable. For additional information on our commitments and contingencies, refer to Note 15 entitled “COMMITMENTS AND CONTINGENCIES.”

Leases

Leases

We lease store locations, distribution centers, equipment and land used in our operations. We account for our leases under the provisions of ASC Topic 840, “Leases” (“ASC 840”), which require that leases be evaluated and classified as operating or capital leases for financial reporting purposes. Assets held under capital lease are included in Property and equipment, net. As of January 28, 2012 and January 29, 2011, accumulated depreciation related to capital leases for property and equipment was $47 million and $58 million, respectively.

Operating lease expense is recorded on a straight-line basis over the lease term. At the inception of a lease, we determine the lease term by assuming the exercise of renewal options that are reasonably assured. Renewal options are exercised at our sole discretion. The expected lease term is used to determine whether a lease is capital or operating and is used to calculate straight-line rent expense. Additionally, the useful life of buildings and leasehold improvements are limited by the expected lease term. Refer to Note 9 entitled “LEASES” for further details.

Substantially all of our leases include options that allow us to renew or extend the lease term beyond the initial lease period, subject to terms and conditions agreed upon at the inception of the lease. Such terms and conditions include rental rates agreed upon at the inception of the lease that could represent below or above market rental rates later in the life of the lease, depending upon market conditions at the time of such renewal or extension. In addition, many leases include early termination options, which can be exercised under specified conditions, including upon damage, destruction or condemnation of a specified percentage of the value or land area of the property.

Deferred Rent

Deferred rent

We recognize fixed minimum rent expense on non-cancelable leases on a straight-line basis over the term of each individual lease starting at the date of possession, including the build-out period, and record the difference between the recognized rental expense and amounts payable under the leases as a deferred rent liability or asset. Deferred rent liabilities are recorded in our Consolidated Balance Sheets in the total amount of $348 million and $321 million at January 28, 2012 and January 29, 2011, respectively, of which $10 million and $11 million are recorded in Accrued expenses and other current liabilities, respectively. Landlord incentives and abatements are included in Deferred rent liabilities and amortized over the term of the lease.

Financial Instruments

Financial instruments

We enter into foreign exchange forward contracts to minimize the risk associated with currency fluctuations relating to our foreign subsidiaries. We also enter into derivative financial arrangements such as interest rate swaps and interest rate caps to hedge interest rate risk associated with our long-term debt. We account for derivative financial instruments in accordance with ASC Topic 815, “Derivatives and Hedging” (“ASC 815”) and record all derivatives as either assets or liabilities on the Consolidated Balance Sheets measured at estimated fair value and recognize the changes in fair value as unrealized gains and losses. The recognition of these gains and losses depends on our intended use of the derivatives and resulting designation. We record the changes in fair value of derivative instruments, which do not qualify and therefore are not designated for hedge accounting, in our Consolidated Statements of Operations. If we determine that we do qualify for hedge accounting treatment, the following is a summary of the impact on our Consolidated Financial Statements:

•

For designated cash flow hedges, the effective portion of the changes in the fair value of derivatives are recorded in Accumulated other comprehensive income (loss) and subsequently recorded in Interest expense in the Consolidated Statements of Operations at the time the hedged item affects earnings.

•

For designated cash flow hedges, the ineffective portion of a hedged derivative instrument’s change in fair value is immediately recognized in Interest expense in the Consolidated Statements of Operations.

•

For designated fair value hedges, the change in the fair value of the derivative as well as the offsetting change in fair value of the hedged item attributable to the hedged risk are recorded in Interest expense in the Consolidated Statements of Operations.

Refer to Note 3 entitled “DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES” for more information related to our accounting for derivative financial instruments. We did not have significant credit risk related to our financial instruments at January 28, 2012 and January 29, 2011.

Revenue Recognition

Revenue recognition

We generally recognize sales, net of customer coupons and other sales incentives, at the time the customer takes possession of merchandise, either at the point of sale in our stores or at the time the customer receives shipment for products purchased from our websites. We recognize the sale from layaway transactions when our customer satisfies all payment obligations and takes possession of the merchandise. Sales are recorded net of sales, use and value added taxes.

Other revenues of $79 million, $77 million and $79 million for fiscals 2011, 2010 and 2009, respectively, are included in Net sales. Other revenues consist of shipping, licensing fees, warranty and consignment income and non-core product related revenue.

We have license agreements with unaffiliated third party operators located outside the United States. The agreements are largely structured with royalty income paid as a percentage of sales for the use of our trademarks, trade name and branding. Licensing fees for fiscals 2011, 2010 and 2009 were $18 million, $16 million and $14 million, respectively. Labuan accounted for $4 million, $5 million and $4 million of licensing fees in fiscals 2011, 2010 and 2009, respectively.

Reserve for Sales Returns

Reserve for sales returns

We reserve amounts for sales returns for estimated product returns by our customers based on historical return experience, changes in customer demand, known returns we have not received, and other assumptions. The balances of our reserve for sales returns were $10 million at January 28, 2012 and January 29, 2011, respectively.

Cost of Sales and Selling, General & Administrative Expenses ( " SG&A " )

Cost of sales and selling, general & administrative expenses (“SG&A”)

The following table illustrates what is reflected in each expense category:

“Cost of sales”	“SG&A”

•      the cost of merchandise acquired from vendors;

•      freight in;

•      provision for excess and obsolete inventory;

•      shipping costs to customers;

•      provision for inventory shortages; and

•      credits and allowances from our merchandise vendors.

•      store payroll and related payroll benefits;

•      rent and other store operating expenses;

•      advertising and promotional expenses;

•      costs associated with operating our distribution network, including costs related to transporting merchandise from distribution centers to stores;

•      restructuring charges; and

•      other corporate-related expenses.

Credits and Allowances Received from Vendors

Credits and allowances received from vendors

We receive credits and allowances that are related to formal agreements negotiated with our vendors. These credits and allowances are predominantly for cooperative advertising, promotions and volume related purchases. We generally treat credits and allowances, including cooperative advertising allowances, as a reduction of product cost in accordance with the provisions of ASC Topic 605, “Revenue Recognition” (“ASC 605”) since such funds are not a reimbursement of specific, incremental, identifiable costs incurred by us in selling the vendors’ products.

In addition, we record sales net of in-store coupons that are redeemed, in accordance with ASC 605.

Advertising Costs

Advertising costs

Gross advertising costs are recognized in SG&A at the point of first broadcast or distribution and were $483 million, $445 million and $428 million in fiscals 2011, 2010 and 2009, respectively.

Pre-opening Costs	Pre-opening costs The cost of start-up activities, including organization costs, related to new store openings are expensed as incurred.
Costs of Computer Software

Costs of computer software

We capitalize certain costs associated with computer software developed or obtained for internal use in accordance with the provisions of ASC 350. We capitalize those costs from the acquisition of external materials and services associated with developing or obtaining internal use computer software. We capitalize certain payroll costs for employees that are directly associated with internal use computer software projects once specific criteria of ASC 350 are met. We expense those costs that are associated with preliminary stage activities, training, maintenance, and all other post-implementation stage activities as they are incurred. We amortize all costs capitalized in connection with internal use computer software projects on a straight-line basis over a useful life of five years, beginning when the software is ready for its intended use. We amortized computer software costs of $22 million, $19 million and $25 million for fiscals 2011, 2010 and 2009, respectively.

Other Income, net

Other income, net

Other income, net includes the following:

	Fiscal years ended
(In millions)	January 28, 2012	January 29, 2011	January 30, 2010

Gift card breakage income	$(22)	$(20)	$(20)
Credit card program income	(13)	(19)	(31)
Net gains on sales of properties	(3)	(10)	(6)
Impairment of long-lived assets	6	11	7
Gain on litigation settlement	—	—	(51)
Other(1)	(12)	(13)	(11)

Total	$(44)	$(51)	$(112)

(1)	Includes gains and losses resulting from foreign currency translation related to operations, fixed asset write-offs and other miscellaneous income and expense charges.

Gift Card Breakage

Gift card breakage

We sell gift cards to customers in our retail stores, through our websites and through third parties and, in certain cases, provide gift cards for returned merchandise and in connection with promotions. We recognize income from gift card sales when the customer redeems the gift card, as well as an estimated amount of unredeemed liabilities (“breakage”). Gift card breakage is recognized proportionately, utilizing management estimates and assumptions based on actual redemptions, the estimated useful life of the gift card and an estimated breakage rate of unredeemed liabilities. Our estimated gift card breakage represents the remaining unused portion of the gift card liability for which the likelihood of redemption is remote and for which we have determined that we do not have a legal obligation to remit the value to the relevant jurisdictions. Income related to customer gift card redemption is included in Net sales, whereas income related to gift card breakage is recorded in Other income, net in our Consolidated Financial Statements. The Company recognizes breakage income and derecognizes the gift card liability for unredeemed gift cards in proportion to actual redemptions of gift cards (“Redemption Method”). We recognized $22 million, $20 million and $20 million of gift card breakage income in fiscals 2011, 2010 and 2009, respectively.

In the second quarter of fiscal 2010, the State of New Jersey (the “State”) enacted a law that would require us to turn over to the State unused balances of certain gift cards purchased in New Jersey on which there had been no activity for a two-year period. In November 2010, the United States District Court for the District of New Jersey (the “District Court”) preliminarily enjoined the State from enforcing this section of the law, and the State appealed that decision to the United States Court of Appeals for the Third Circuit (the “Third Circuit”). The New Jersey law also would require us to obtain and maintain the zip codes of customers who purchase gift cards in New Jersey. In January 2011, the District Court declined to enjoin enforcement of this section of the law, and this decision was also appealed to the Third Circuit. On or about January 5, 2012, the Third Circuit affirmed the District Court rulings.

Credit Card Program

Credit card program

We currently operate under a Credit Card Program agreement (the “Agreement”) with a third-party credit lender to offer co-branded and private label credit cards to our customers. The current Agreement expires in June 2012 at which time our program will transfer and convert to a new third-party credit lender. The credit lender provides financing for our customers to purchase merchandise at our stores for all cardholders and other businesses for co-branded cardholders. We received an up-front incentive payment for entering into the Agreement, which is deferred and is being amortized ratably over the life of the Agreement. In addition, we receive bounty fees for credit card activations and royalties on the co-branded and private label credit cards. Bounty fees and royalties are recognized when earned and realizable. During fiscals 2011, 2010 and 2009, we recognized $13 million, $19 million and $31 million of other income, respectively, relating to the credit card program.

Net Gains on Sales of Properties

Net gains on sales of properties

Net gains on sales of properties were $3 million, $10 million and $6 million for fiscals 2011, 2010 and 2009, respectively. Refer to Note 5 entitled “PROPERTY AND EQUIPMENT” for further information.

Impairment of Long-Lived Assets and Costs Associated with Exit Activities

Impairment of long-lived assets and costs associated with exit activities

We evaluate the carrying value of all long-lived assets, which include property, equipment and finite-lived intangibles, for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable, in accordance with ASC Topic 360, “Property, Plant and Equipment”. If a long-lived asset is found to be non-recoverable, we record an impairment charge equal to the difference between the asset’s carrying value and fair value. This evaluation requires management to make judgments relating to future cash flows, growth rates, and economic and market conditions. These evaluations are based on determining the fair value of an asset using a valuation method such as discounted cash flow or a relative, market-based approach.

During fiscals 2011, 2010 and 2009, we recorded total impairment losses of $6 million, $11 million and $7 million, respectively. Impairment losses are recorded in Other income, net within our Consolidated Statement of Operations. These impairments were primarily due to the identification of underperforming stores and the relocation of certain stores.

For any store closing where a lease obligation still exists, we record the estimated future liability associated with the rental obligation less any estimated sublease income on the date the store is closed in accordance with ASC Topic 420, “Exit or Disposal Cost Obligations.”

Gain on Litigation Settlement

Gain on litigation settlement

In fiscal 2009, we recognized a $51 million gain related to the litigation settlement with Amazon.com (“Amazon”) which was recorded in Other income, net. Refer to Note 14 entitled “LITIGATION AND LEGAL PROCEEDINGS” for further information.

Foreign Currency Translation

Foreign currency translation

The functional currencies of our foreign subsidiaries are as follows:

•	Australian dollar for our subsidiary in Australia;
•	British pound sterling for our subsidiary in the United Kingdom (“U.K.”);
•	Brunei dollar for our subsidiary in Brunei;
•	Canadian dollar for our subsidiary in Canada;
•	Chinese yuan for our subsidiary in China;
•	Euro for subsidiaries in Austria, France, Germany, Spain and Portugal;
•	Hong Kong dollar for our subsidiary in Hong Kong;
•	Japanese yen for our subsidiary in Japan;
•	Malaysian ringgit for our subsidiary in Malaysia;
•	Polish zloty for our subsidiary in Poland;
•	Singapore dollar for our subsidiary in Singapore;
•	Swiss franc for our subsidiary in Switzerland;
•	Taiwan dollar for our subsidiary in Taiwan; and
•	Thailand baht for our subsidiary in Thailand.

Assets and liabilities are translated into U.S. dollars using the current exchange rates in effect at the balance sheet date, while revenues and expenses are translated using the average exchange rates during the applicable reporting period. The resulting translation adjustments are recorded in Accumulated other comprehensive income (loss) within the Consolidated Statements of Stockholders’ Equity (Deficit).

Gains and losses resulting from foreign currency transactions related to operations are included in Other income, net. Foreign currency transactions related to short-term, cross-currency intercompany loans amounted to gains of $11 million, $10 million and $28 million for fiscals 2011, 2010 and 2009, respectively. Such amounts were included in Interest expense.

We economically hedge the majority of these short-term, cross-currency intercompany loans with foreign currency forward contracts. These derivative contracts were not designated as hedges and are recorded on our Consolidated Balance Sheets at fair value with a gain or loss recorded on the Consolidated Statements of Operations in Interest expense. For fiscals 2011, 2010 and 2009, we recorded losses of $4 million, $10 million and $28 million, respectively. Refer to Note 3 entitled “DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES” for further details.

Income Taxes

Income taxes

We account for income taxes in accordance with ASC Topic 740, “Income Taxes” (“ASC 740”). Our provision for income taxes and effective tax rates are calculated by legal entity and jurisdiction and are based on a number of factors, including our level of pre-tax earnings, income tax planning strategies, differences between tax laws and accounting rules, statutory tax rates and credits, uncertain tax positions and valuation allowances. We use significant judgment and estimates in evaluating our tax positions. Our effective tax rate in a given financial statement period may be materially impacted by changes in the mix and level of earnings by taxing jurisdiction.

Under ASC 740, deferred income taxes arise from temporary differences between the tax basis of assets and liabilities and their reported amounts in the Consolidated Financial Statements. Valuation allowances are established when, in management’s judgment, it is more likely than not that our deferred tax assets will not be realized. In assessing the need for a valuation allowance, management weighs the available positive and negative evidence, including limitations on the use of tax loss and other carryforwards due to changes in ownership, historic information, projections of future sources of taxable income, including future reversals of taxable temporary differences and future taxable income exclusive of reversing temporary differences and carryforwards, and tax planning strategies.

At any one time, our tax returns for numerous tax years are subject to examination by U.S. Federal, state and foreign taxing jurisdictions. ASC 740 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement attributes for income tax positions taken or expected to be taken on a tax return. Under ASC 740, the impact of an uncertain tax position taken or expected to be taken on an income tax return must be recognized in the financial statements at the largest amount that is more-likely-than-not to be sustained. An uncertain income tax position will not be recognized in the financial statements unless it is more-likely-than-not to be sustained. We adjust these tax liabilities, as well as the related interest and penalties, based on the latest facts and circumstances, including recently enacted tax law changes, published rulings, court cases and outcomes of tax audits. While we do not expect material changes, it is possible that our actual tax liability will differ from our established tax liabilities for unrecognized tax benefits, and our effective tax rate may be materially impacted. While it is often difficult to predict the final outcome of, the timing of, or the tax treatment of any particular tax position or deduction, we believe that our tax balances reflect the more-likely-than-not outcome of known tax contingencies.

At January 28, 2012 and January 29, 2011, we reported unrecognized tax benefits in Accrued expenses and other current liabilities and Other non-current liabilities in our Consolidated Balance Sheets. These tax liabilities do not include a portion of our unrecognized tax benefits, which have been recorded as either a reduction of Deferred tax assets related to tax loss carryforwards or a reduction of taxes receivable. For further information, refer to Note 10 entitled “INCOME TAXES.”

Temporary Equity-Noncontrolling Interest

Temporary equity—noncontrolling interest

On October 31, 2011, the Company recognized Noncontrolling interest in the amount of $24 million which was measured at fair value at the acquisition date. Refer to Note 17 entitled “ACQUISITIONS” for further details. In accordance with the terms of the agreement, the Noncontrolling interest is redeemable for cash or common stock of the Company at the option of the holder. As such, the Noncontrolling interest has been recorded in temporary equity at its redemption value. The reconciliation of the changes in the redeemable Noncontrolling interest is as follows:

(In millions)

Beginning Balance—October 31, 2011	$24
Net earnings attributable to noncontrolling interest	2
Adjustment of noncontrolling interest to redemption value	3

Ending Balance—January 28, 2012	$29

Stock-Based Compensation

Stock-based compensation

Under the provisions of ASC Topic 718, “Compensation—Stock Compensation” (“ASC 718”), stock-based compensation cost is measured at the grant date based on the fair value of the award and is recognized as expense over the requisite service period. We have applied ASC 718 to new awards and to awards modified, repurchased or canceled since January 29, 2006. We continue to account for any portion of awards outstanding at January 29, 2006 that have not been modified, repurchased or canceled using the provisions of Accounting Principles Board Opinion 25. For further information refer to Note 7 entitled “STOCK-BASED COMPENSATION.”

Earnings per Share

Earnings per share

A reconciliation of Net earnings attributable to Toys “R” Us, Inc. to Net earnings attributable to common shareholders for fiscals 2011, 2010 and 2009 is computed as follows:

	Fiscal years ended
(In millions)	January 28, 2012	January 29, 2011	January 30, 2010

Net earnings attributable to Toys “R” Us, Inc.	$149	$168	$312
Less: Adjustment of noncontrolling interest to redemption value	3	—	—

Net earnings attributable to common shareholders	$146	$168	$312

Earnings per share is computed as follows (in millions, except for share data):

	Fiscal years ended
	January 28, 2012			January 29, 2011			January 30, 2010
	Net earnings attributable to common shareholders	Weighted average shares	Per share amount	Net Earnings attributable to common shareholders	Weighted average shares	Per share amount	Net earnings attributable to common shareholders	Weighted average shares	Per share amount

Basic earnings per share	$146	48,979,571	$2.98	$168	48,941,118	$3.43	$312	48,962,152	$6.37
Effect of dilutive share-based awards	—	1,169,641	(0.07)	—	1,040,386	(0.07)	—	342,811	(0.04)

Diluted earnings per share	$146	50,149,212	$2.91	$168	49,981,504	$3.36	$312	49,304,963	$6.33

As a result of the Labuan acquisition, the Company began applying the two-class method for calculating earnings per share. The two-class method calculates earnings per share by distinguishing between the classes of securities based on the proportionate participation rights of each award type in the Company’s undistributed earnings. The changes in the carrying amount of the redeemable Noncontrolling interest are reflected in earnings per share using the two-class method, as being akin to a dividend. Diluted earnings per share is calculated using the more dilutive of the treasury stock method or the two-class method. This application of this guidance did not have an impact on prior period earnings per share.

Basic earnings per share was computed by dividing Net earnings attributable to common shareholders by the weighted average number of shares of common stock outstanding during the fiscal years ended January 28, 2012, January 29, 2011 and January 30, 2010. Diluted earnings per share is determined based on the dilutive effect of share-based awards using the treasury stock method.

Options to purchase shares of common stock that were outstanding at the end of the respective periods, but were not included in the computation of diluted earnings per share because the effect of exercising or converting such awards in common stock would be anti-dilutive were 0.7 million, nominal and 1.6 million for fiscals 2011, 2010 and 2009, respectively.

Basis of presentation (Tables)	6 Months Ended	12 Months Ended
	Jul. 28, 2012	Jan. 28, 2012
Reconciliation of Net Loss to Net Loss Attributable to Common Shareholders

A reconciliation of Net loss to Net loss attributable to common shareholders for the thirteen and twenty-six weeks ended July 28, 2012 and July 30, 2011 is computed as follows:

	13 Weeks Ended		26 Weeks Ended
(In millions)	July 28, 2012	July 30, 2011	July 28, 2012	July 30, 2011
Net loss	$(36)	$(34)	$(96)	$(101)
Less: Adjustment of noncontrolling interest to redemption value	5	—	10	—

Net loss attributable to common shareholders	$(41)	$(34)	$(106)	$(101)

A reconciliation of Net earnings attributable to Toys “R” Us, Inc. to Net earnings attributable to common shareholders for fiscals 2011, 2010 and 2009 is computed as follows:

	Fiscal years ended
(In millions)	January 28, 2012	January 29, 2011	January 30, 2010

Net earnings attributable to Toys “R” Us, Inc.	$149	$168	$312
Less: Adjustment of noncontrolling interest to redemption value	3	—	—

Net earnings attributable to common shareholders	$146	$168	$312

Computation Schedule of Loss per Share, Basic and Diluted

Loss per share is computed as follows (in millions, except for share data):

	13 Weeks Ended
	July 28, 2012			July 30, 2011
	Net Loss Attributable to Common Shareholders	Weighted Average Shares	Per Share Amount	Net Loss Attributable to Common Shareholders	Weighted Average Shares	Per Share Amount
Basic loss per share	$(41)	49,074,991	$(0.84)	$(34)	48,972,600	$(0.69)
Effect of dilutive share-based awards	—	—	—	—	—	—

Diluted loss per share	$(41)	49,074,991	$(0.84)	$(34)	48,972,600	$(0.69)

	26 Weeks Ended
	July 28, 2012			July 30, 2011
	Net Loss Attributable to Common Shareholders	Weighted Average Shares	Per Share Amount	Net Loss Attributable to Common Shareholders	Weighted Average Shares	Per Share Amount
Basic loss per share	$(106)	49,035,255	$(2.16)	$(101)	48,966,304	$(2.06)
Effect of dilutive share-based awards	—	—	—	—	—	—

Diluted loss per share	$(106)	49,035,255	$(2.16)	$(101)	48,966,304	$(2.06)

Earnings per share is computed as follows (in millions, except for share data):

	Fiscal years ended
	January 28, 2012			January 29, 2011			January 30, 2010
	Net earnings attributable to common shareholders	Weighted average shares	Per share amount	Net Earnings attributable to common shareholders	Weighted average shares	Per share amount	Net earnings attributable to common shareholders	Weighted average shares	Per share amount

Basic earnings per share	$146	48,979,571	$2.98	$168	48,941,118	$3.43	$312	48,962,152	$6.37
Effect of dilutive share-based awards	—	1,169,641	(0.07)	—	1,040,386	(0.07)	—	342,811	(0.04)

Diluted earnings per share	$146	50,149,212	$2.91	$168	49,981,504	$3.36	$312	49,304,963	$6.33

Fiscal years

Our fiscal year ends on the Saturday nearest to January 31 of each calendar year. Unless otherwise stated, references to years in this report relate to the fiscal years below:

Fiscal year	Number of weeks	Ended

2011	52	January 28, 2012
2010	52	January 29, 2011
2009	52	January 30, 2010

Goodwill by segment

Details on goodwill by segment are as follows:

(In millions)	January 28, 2012	January 29, 2011

Domestic	$361	$361
International(1)	87	23

Total	$448	$384

(1)	Foreign currency translation accounted for $2 million of the increase.

Cost of sales and selling, general and administrative expenses

The following table illustrates what is reflected in each expense category:

“Cost of sales”	“SG&A”

•      the cost of merchandise acquired from vendors;

•      freight in;

•      provision for excess and obsolete inventory;

•      shipping costs to customers;

•      provision for inventory shortages; and

•      credits and allowances from our merchandise vendors.

•      store payroll and related payroll benefits;

•      rent and other store operating expenses;

•      advertising and promotional expenses;

•      costs associated with operating our distribution network, including costs related to transporting merchandise from distribution centers to stores;

•      restructuring charges; and

•      other corporate-related expenses.

Other income, net

Other income, net includes the following:

	Fiscal years ended
(In millions)	January 28, 2012	January 29, 2011	January 30, 2010

Gift card breakage income	$(22)	$(20)	$(20)
Credit card program income	(13)	(19)	(31)
Net gains on sales of properties	(3)	(10)	(6)
Impairment of long-lived assets	6	11	7
Gain on litigation settlement	—	—	(51)
Other(1)	(12)	(13)	(11)

Total	$(44)	$(51)	$(112)

(1)	Includes gains and losses resulting from foreign currency translation related to operations, fixed asset write-offs and other miscellaneous income and expense charges.

Reconciliation of changes in redeemable noncontrolling interest

The reconciliation of the changes in the redeemable Noncontrolling interest is as follows:

(In millions)

Beginning Balance—October 31, 2011	$24
Net earnings attributable to noncontrolling interest	2
Adjustment of noncontrolling interest to redemption value	3

Ending Balance—January 28, 2012	$29

B - DEBT (Tables)	6 Months Ended	12 Months Ended
	Jul. 28, 2012	Jan. 28, 2012
Schedule of Debt

A summary of the Company’s consolidated Short-term borrowings and Long-term debt as of July 28, 2012, January 28, 2012 and July 30, 2011 is outlined in the table below:

(In millions)	July 28, 2012	January 28, 2012	July 30, 2011
Short-term borrowings
Labuan uncommitted lines of credit	$14	$9	$—

Long-term debt
French real estate credit facility, due fiscal 2012	$75	$81	$89
Spanish real estate credit facility, due fiscal 2012	156	168	184
U.K. real estate senior credit facility, due fiscal 2013	546	547	573
U.K. real estate junior credit facility, due fiscal 2013	95	95	100
7.875% senior notes, due fiscal 2013 (1)(2)	399	398	397
Toys-Japan unsecured credit lines, expires fiscals 2013-2014 (3)	116	—	108
Toys-Japan 1.85%-2.85% loans due fiscals 2013-2016	154	166	194
Secured revolving credit facility, expires fiscal 2015 (4)	—	—	173
European and Australian asset-based revolving credit facility, expires fiscal 2016	—	—	33
Secured term loan facility, due fiscal 2016 (4)	680	683	686
7.375% senior secured notes, due fiscal 2016 (4)	363	365	358
10.750% senior notes, due fiscal 2017 (5)	932	931	930
8.500% senior secured notes, due fiscal 2017 (6)	717	717	716
Incremental secured term loan facility, due fiscal 2018 (4)	393	394	396
Second incremental secured term loan facility, due fiscal 2018 (4)(7)	221	—	—
7.375% senior notes, due fiscal 2018 (1)	404	404	404
8.750% debentures, due fiscal 2021 (8)	22	22	22
Finance obligations associated with capital projects	153	147	128
Capital lease obligations	38	43	43

	5,464	5,161	5,534
Less current portion (9)	985	315	171

Total Long-term debt (10)	$4,479	$4,846	$5,363

(1)	Represents obligations of Toys “R” Us, Inc. (the “Parent Company”) legal entity.
(2)	On August 1, 2012, we completed the offering of $450 million aggregate principal amount of 10.375% senior notes due fiscal 2017 (the “2017 Notes”). The net proceeds were primarily used to redeem the $400 million outstanding principal amount of our 7.875% senior notes due fiscal 2013 (the “2013 Notes”), plus fees. As a result of this refinancing, the 2013 Notes are classified as long-term as of July 28, 2012.
(3)	Toys “R” Us-Japan, Ltd. (“Toys-Japan”) currently has an agreement with a syndicate of financial institutions, which includes two unsecured loan commitment lines of credit (“Tranche 1” and “Tranche 2”). On June 25, 2012, Toys-Japan amended the terms under Tranche 1 and entered into an agreement to refinance Tranche 2 of its committed lines of credit.
(4)	Represents obligations of Toys “R” Us-Delaware, Inc. (“Toys-Delaware”).
(5)	Represents obligations of Toys “R” Us Property Company I, LLC and its subsidiaries (“TRU Propco I”).
(6)	Represents obligations of Toys “R” Us Property Company II, LLC (“TRU Propco II”).
(7)	On April 10, 2012, Toys-Delaware and certain of its subsidiaries issued a new tranche of term loans in an aggregate principal amount of $225 million due fiscal 2018 (“Second Incremental Secured Term Loan”). Pursuant to the terms of the agreement, Toys-Delaware is required to make quarterly principal payments equal to 0.25% ($2.25 million per year) of the original principal amount of the loan. As such, this amount has been classified as Current portion of Long-term debt on our Condensed Consolidated Balance Sheet as of July 28, 2012.
(8)	Represents obligations of the Parent Company and Toys-Delaware.

(9)	Current portion of Long-term debt as of July 28, 2012 is primarily comprised of $546 million of U.K. real estate senior credit facility due April 7, 2013; $156 million of our Spanish real estate credit facility due February 1, 2013; $95 million of our U.K. real estate junior credit facility due April 7, 2013; and $75 million of our French real estate credit facility due February 1, 2013.
(10)	We maintain derivative instruments on certain of our long-term debt, which impact our effective interest rates. Refer to Note 3 entitled “Derivative instruments and hedging activities” for further details.

A summary of the Company’s consolidated Short-term borrowings and Long-term debt as well as the effective interest rates on our outstanding variable rate debt as of January 28, 2012 and January 29, 2011, respectively, is outlined in the table below:

(In millions)	January 28, 2012	January 29, 2011

Short-term borrowings
Labuan uncommitted lines of credit(1)	$9	$—

Long-term debt
7.625% notes, due fiscal 2011(2)(3)	$—	$503
Toys-Japan 1.85%-2.85% loans due fiscals 2012-2016(4)	166	177
French real estate credit facility, due fiscal 2012 (4.51% and 4.51%)	81	84
Spanish real estate credit facility, due fiscal 2012 (4.51% and 4.51%)	168	175
U.K. real estate senior credit facility, due fiscal 2013 (5.02% and 5.02%)	547	555
U.K. real estate junior credit facility, due fiscal 2013 (6.84% and 6.84%)	95	97
7.875% senior notes, due fiscal 2013 (2)	398	396
Toys-Japan unsecured credit lines, expire fiscals 2012-2013(5)	—	17
Secured revolving credit facility, expires fiscal 2015(6)	—	—
European and Australian asset-based revolving credit facility, expires fiscal 2016(7)	—	—
Secured term loan facility, due fiscal 2016(6)	683	687
7.375% senior secured notes, due fiscal 2016(6)	365	348
10.750% senior notes, due fiscal 2017(8)	931	929
8.500% senior secured notes, due fiscal 2017(9)	717	716
Incremental secured term loan facility, due fiscal 2018(6)(10)	394	—
7.375% senior notes, due fiscal 2018(2)	404	405
8.750% debentures, due fiscal 2021(11)	22	22
Finance obligations associated with capital projects	147	123
Capital lease obligations	43	54

	5,161	5,288
Less current portion(12)	315	570

Total Long-term debt(13)	$4,846	$4,718

(1)	Pursuant to the acquisition of Labuan on October 31, 2011, the Company, as of January 28, 2012, reported borrowings under uncommitted lines of credit for the joint venture, which has been included in Accrued expenses and other current liabilities on our Consolidated Balance Sheet.

(2)	Represents obligations of Toys “R” Us, Inc. (the “Parent Company”) legal entity. For further details on parent company information, refer to Schedule I—Parent Company Condensed Financial Statements and Notes to the Condensed Financial Statements.

(3)	On June 24, 2011, we redeemed the 7.625% notes due fiscal 2011 (the “2011 Notes”) with funds received from the net proceeds of a new tranche of term loans in an aggregate principal amount of $400 million (“Incremental Secured Term Loan”) and borrowings under our secured revolving credit facility (“ABL Facility”).

(4)	On February 28, 2011, Toys-Japan entered into an additional bank loan with a financial institution totaling ¥1.0 billion ($13 million at January 28, 2012). Commencing in January 2012, Toys-Japan is required to make annual principal payments of approximately ¥1.6 billion ($21 million at January 28, 2012). As such, this amount has been classified as Current portion of long-term debt on our Consolidated Balance Sheet as of January 28, 2012.

(5)	On March 18, 2011, Toys-Japan entered into an agreement to refinance, at maturity, Tranche 2 of its committed lines of credit to extend the maturity date of the agreement and amend certain other provisions.

(6)	Represents obligations of Toys “R” Us—Delaware, Inc. (“Toys-Delaware”).

(7)	On March 8, 2011, certain of our foreign subsidiaries amended and restated the credit agreement to extend the maturity date of the facility and amend certain other provisions.

(8)	Represents obligations of Toys “R” Us Property Company I, LLC (“TRU Propco I”) and its subsidiaries.

(9)	Represents obligations of Toys “R” Us Property Company II, LLC (“TRU Propco II”).

(10)	On May 25, 2011, Toys-Delaware and certain of its subsidiaries issued the Incremental Secured Term Loan. Pursuant to the terms of the agreement, Toys-Delaware is required to make quarterly principal payments equal to 0.25% ($4 million per year) of the original principal amount of the loan. As such, this amount has been classified as Current portion of Long-term debt on our Consolidated Balance Sheet as of January 28, 2012.

(11)	Represents obligations of the Parent Company and Toys-Delaware.

(12)	Current portion of Long-term debt as of January 28, 2012 is primarily comprised of $168 million of our Spanish real estate credit facility and $81 million of our French real estate credit facility due 2012. Current portion of Long-term debt as of January 29, 2011 was primarily comprised of $503 million of the 2011 notes, which were redeemed on June 24, 2011.

(13)	We maintain derivative instruments on certain of our long-term debt, which impact our effective interest rates. Refer to Note 3 entitled “DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES” for further details.

Annual Maturities of Parent Company's Long-Term Debt

The annual maturities of our Short-term borrowings and Long-term debt, including current portions, at January 28, 2012 are as follows:

(In millions)	Annual maturities

2012	$324
2013	1,094
2014	48
2015	84
2016	1,020
2017 and subsequent	2,622

Total	$5,192

Parent company
Schedule of Debt

A summary of the Parent Company’s Long-term debt as of January 28, 2012 and January 29, 2011 is outlined in the table below:

(In millions)	January 28, 2012	January 29, 2011

7.625% notes, due fiscal 2011(1)	$—	$503
7.875% senior notes, due fiscal 2013	398	396
7.375% senior notes, due fiscal 2018	404	405
8.750% debentures, due fiscal 2021(2)	22	22

	824	1,326
Less current portion(3)	—	503

Total Long-term debt	$824	$823

(1)	On June 24, 2011, the Parent Company received funds from Toys-Delaware from the net proceeds from the Incremental Secured Term Loan along with borrowings under the ABL Facility to redeem the outstanding principal amount of the 7.625% notes due fiscal 2011.

(2)	Represents obligations of Toys “R” Us, Inc. and Toys—Delaware.

(3)	Current portion of Long-term debt as of January 29, 2011 was comprised of $503 million of the 7.625% notes, which were redeemed on June 24, 2011.

Annual Maturities of Parent Company's Long-Term Debt

The annual maturities of the Parent Company’s Long-term debt at January 28, 2012 are as follows:

(In millions)	Annual maturities

2012	$—
2013	400
2014	—
2015	—
2016	—
2017 and subsequent	422

Total	$822

C - DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES (Tables)	6 Months Ended	12 Months Ended
	Jul. 28, 2012	Jan. 28, 2012
Net Impact of Effective Portion of Derivatives Designated as Cash Flow Hedges on Accumulated Other Comprehensive Income (Loss) in Statement of Stockholders' Equity (Deficit)

The following table sets forth the net impact of the effective portion of derivatives designated as cash flow hedges on Accumulated other comprehensive income (loss) on our Condensed Consolidated Statements of Stockholders’ Equity for the twenty-six weeks ended July 28, 2012 and July 30, 2011:

	26 Weeks Ended
(In millions)	July 28, 2012	July 30, 2011
Derivatives designated as cash flow hedges:
Beginning balance	$(2)	$—
Loss on the change in fair value recognized in Accumulated other comprehensive income (loss)—Interest Rate Contracts (1)	—	(1)

Ending balance	$(2)	$(1)

(1)	Reclassifications from Accumulated other comprehensive income (loss) to Interest expense were nominal for the twenty-six weeks ended July 28, 2012 and July 30, 2011.

The following table sets forth the net impact of the effective portion of derivatives designated as cash flow hedges on Accumulated other comprehensive income (loss) on our Consolidated Statements of Stockholders’ Equity (Deficit) for the fiscal years ended January 28, 2012, January 29, 2011 and January 30, 2010:

	Fiscal years ended
(In millions)	January 28, 2012	January 29, 2011	January 30, 2010

Derivatives designated as cash flow hedges:
Beginning balance	$—	$(15)	$(25)
Loss on the change in fair value recognized in Accumulated other comprehensive income (loss)—Interest Rate Contracts	(2)	(5)	(13)
(Loss) gain reclassified from Accumulated other comprehensive income (loss)—Interest Rate Contracts	—	20	23

	(2)	15	10

Ending balance	$(2)	$—	$(15)

Impact of Derivatives on Interest Expense in Statement of Financial Performance

The following table sets forth the impact of derivatives on Interest expense on our Condensed Consolidated Statements of Operations for the thirteen and twenty-six weeks ended July 28, 2012 and July 30, 2011:

	13 Weeks Ended		26 Weeks Ended
(In millions)	July 28, 2012	July 30, 2011	July 28, 2012	July 30, 2011
Derivatives not designated for hedge accounting:
Gain (loss) on the change in fair value—Interest Rate Contracts	$2	$(2)	$3	$(1)
(Loss) gain on the change in fair value—Intercompany Loan Foreign Exchange Contracts (1)	(7)	1	(10)	6
Gain (loss) on the change in fair value—Merchandise Purchases Program Foreign Exchange Contracts	6	3	3	(13)

	1	2	(4)	(8)

Derivative designated as fair value hedge:
Gain on the change in fair value—Interest Rate Contract	3	10	2	12
(Loss) gain recognized in Interest expense on hedged item	—	(8)	2	(9)

	3	2	4	3

Total Interest expense	$4	$4	$—	$(5)

(1)	Gains and losses related to our short-term, intercompany loan foreign exchange contracts are recorded in Interest expense, in addition to the corresponding foreign exchange gains and losses related to our short-term, cross-currency intercompany loans.

The following table sets forth the impact of derivatives on Interest expense on our Consolidated Statements of Operations for the fiscal years ended January 28, 2012, January 29, 2011 and January 30, 2010:

	Fiscal years ended
(In millions)	January 28, 2012	January 29, 2011	January 30, 2010

Derivatives not designated for hedge accounting:
Loss on the change in fair value—Interest Rate Contracts	$(1)	$(6)	$(3)
Loss on the change in fair value—Intercompany Loan Foreign Exchange Contracts(1)	(4)	(10)	(28)
(Loss) gain on the change in fair value—Merchandise Purchases Program Foreign Exchange Contracts	(3)	2	(24)

	(8)	(14)	(55)

Derivatives designated as cash flow hedges:
Loss reclassified from Accumulated other comprehensive income (loss) (effective portion)—Interest Rate Contracts	(1)	(31)	(36)
Gain amortized from terminated cash flow hedges—Interest Rate Contracts	1	1	1

	—	(30)	(35)

Derivative designated as a fair value hedge:
Amortization of swap basis adjustment—Interest Rate Contract	(1)	—	—
Gain (loss) on the change in fair value—Interest Rate Contract	23	(3)	—
(Loss) gain recognized in interest expense on hedged item	(16)	2	—

	6	(1)	—

Total Interest expense	$(2)	$(45)	$(90)

(1)	Gains and losses related to our short-term, intercompany loan foreign exchange contracts are recorded in Interest expense, in addition to the corresponding foreign exchange gains and losses related to our short-term, cross-currency intercompany loans. For further details related to gains and losses resulting from foreign currency transactions, refer to Note 1 entitled “SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.”

Schedule of Derivative Instruments in Statement of Financial Position, Fair Value

The following table contains the notional amounts and the related fair values of our derivatives included within our Condensed Consolidated Balance Sheets as of July 28, 2012, January 28, 2012 and July 30, 2011:

	July 28, 2012		January 28, 2012		July 30, 2011
	Notional	Fair Value Assets/	Notional	Fair Value Assets/	Notional	Fair Value Assets/
(In millions)	Amount	(Liabilities)	Amount	(Liabilities)	Amount	(Liabilities)
Interest Rate Contracts designated as cash flow hedges:
Other assets	$700	$—	$700	$—	$700	$1
Accrued expenses and other current liabilities	3	—	—	—	—	—
Other non-current liabilities	126	(2)	131	(2)	153	(2)

Interest Rate Contract designated as fair value hedge:
Other assets	$350	$20	$350	$18	$350	$8

Interest Rate Contracts not designated for hedge accounting:
Other assets	$1,611	$—	$1,611	$—	$1,611	$2
Accrued expenses and other current liabilities	323	(4)	249	(4)	—	—
Other non-current liabilities	—	—	92	(3)	369	(10)

Foreign Currency Contracts not designated for hedge accounting:
Prepaid expenses and other current assets	$217	$4	$39	$—	$126	$2
Accrued expenses and other current liabilities	207	(2)	40	(1)	380	(12)

Total derivative contracts outstanding
Prepaid expenses and other current assets	$217	$4	$39	$—	$126	$2
Other assets	2,661	20	2,661	18	2,661	11

Total derivative assets (1)	$2,878	$24	$2,700	$18	$2,787	$13

Accrued expenses and other current liabilities	$533	$(6)	$289	$(5)	$380	$(12)
Other non-current liabilities	126	(2)	223	(5)	522	(12)

Total derivative liabilities (1)	$659	$(8)	$512	$(10)	$902	$(24)

(1)	Refer to Note 4 entitled “Fair value measurements” for the fair value of our derivative instruments classified within the fair value hierarchy.

The following table contains the notional amounts and related fair values of our derivatives included within our Consolidated Balance Sheets as of January 28, 2012 and January 29, 2011:

	January 28, 2012		January 29, 2011
(In millions)	Notional amount	Fair value assets/ (liabilities)	Notional amount	Fair value assets/ (liabilities)

Interest Rate Contracts designated as cash flow hedges:
Other assets	$700	$—	$700	$2
Other non-current liabilities	131	(2)	143	(2)

Interest Rate Contract designated as a fair value hedge:
Other Assets	$350	$18	$—	$—
Other non-current liabilities	—	—	350	(5)

Interest Rate Contracts not designated for hedge accounting:
Other assets	$1,611	$—	$1,611	$4
Accrued expenses and other current liabilities	249	(4)	—	—
Other non-current liabilities	92	(3)	353	(10)

Foreign Currency Contracts not designated for hedge accounting:
Prepaid expenses and other current assets	$39	$—	$81	$—
Accrued expenses and other current liabilities	40	(1)	210	(2)

Total derivative contracts outstanding
Prepaid expenses and other current assets	$39	$—	$81	$—
Other assets	2,661	18	2,311	6

Total derivative assets(1)	$2,700	$18	$2,392	$6

Accrued expenses and other current liabilities	$289	$(5)	$210	$(2)
Other non-current liabilities	223	(5)	846	(17)

Total derivative liabilities(1)	$512	$(10)	$1,056	$(19)

(1)	Refer to Note 4 “FAIR VALUE MEASUREMENTS” for the fair value of our derivative instruments classified within the fair value hierarchy.

Schedule of Outstanding Interest Rate Contracts

The following table presents our outstanding interest rate contracts as of January 28, 2012 and January 29, 2011:

(In millions)	Effective date	Maturity date	January 28, 2012	January 29, 2011
			Notional amount	Notional amount

Interest Rate Swaps
3 Month EURIBOR Float to Fixed Interest Rate Swap	February 2006	February 2013	$81	$84
3 Month EURIBOR Float to Fixed Interest Rate Swap	February 2006	February 2013	168	175
3 Month GBP LIBOR Float to Fixed Interest Rate Swap	February 2006	April 2013	92	94
3 Month GBP LIBOR Float to Fixed Interest Rate Swap(1)	April 2007	April 2013	3	3
3 Month USD LIBOR Fixed to Float Interest Rate Swap(1)	September 2010	September 2016	350	350
6 Month JPY TIBOR Float to Fixed Interest Rate Swap(1)	January 2011	January 2016	128	140

Interest Rate Caps
1 Month USD LIBOR Interest Rate Cap(1)	January 2011	April 2015	500	500
1 Month USD LIBOR Interest Rate Cap	January 2011	April 2015	500	500
1 Month USD LIBOR Interest Rate Cap(2)	January 2012	April 2015	500	500
1 Month USD LIBOR Interest Rate Cap	January 2012	April 2015	500	500
1 Month USD LIBOR Interest Rate Cap	January 2014	April 2015	311	311

(1)	As of January 28, 2012, these derivatives were designated for hedge accounting.

(2)	The Company de-designated a portion of this interest rate cap in fiscal 2010. As of January 28, 2012, 40% of the $500 million interest rate cap is designated as a cash flow hedge.

Schedule of Outstanding Foreign Exchange Contracts

The following table presents our outstanding foreign exchange contracts as of January 28, 2012 and January 29, 2011:

(In millions)			January 28, 2012	January 29, 2011
	Effective date	Maturity date	Notional amount	Notional amount

Foreign-Exchange Forwards
Short-term cross-currency intercompany loans	Varies	Varies	$79	$120
Merchandise purchases	Varies	Varies	—	171

Parent company
Net Impact of Effective Portion of Derivatives Designated as Cash Flow Hedges on Accumulated Other Comprehensive Income (Loss) in Statement of Stockholders' Equity (Deficit)

The following table sets forth the net impact of the effective portion of derivatives on Accumulated other comprehensive income (loss) for the fiscal years ended January 28, 2012, January 29, 2011 and January 30, 2010:

	Fiscal years ended
(In millions)	January 28, 2012	January 29, 2011	January 30, 2010

Derivatives designated as cash flow hedges:
Beginning balance	$1	$(19)	$(29)
Loss on the change in fair value recognized in Accumulated other income (loss)—Interest Rate Contracts	—	—	(14)
Loss reclassified from Accumulated other comprehensive income (loss)—Interest Rate Contracts	—	20	24

	—	20	10

Ending balance	$1	$1	$(19)

Impact of Derivatives on Interest Expense in Statement of Financial Performance

The following table sets forth the impact of derivatives on Interest expense, net on the Parent Company Condensed Statements of Operations for the fiscal years ended January 28, 2012, January 29, 2011 and January 30, 2010:

	Fiscal years ended
(In millions)	January 28, 2012	January 29, 2011	January 30, 2010

Derivatives not designated for hedge accounting:
(Loss) gain on the change in fair value—Interest Rate Contracts	$(3)	$(5)	$2
Gain (loss) on the change in fair value—Intercompany Loan Foreign Exchange Contracts(1)	2	1	(10)

	(1)	(4)	(8)

Derivatives designated as cash flow hedges:
Loss reclassified from Accumulated other comprehensive income (loss) (effective portion)—Interest Rate Contracts(2)	—	(31)	(36)

Total Interest expense, net	$(1)	$(35)	$(44)

(1)	Gains and losses related to our short-term, intercompany loan foreign exchange contracts are recorded in Interest expense, net, in addition to the corresponding foreign exchange gains and losses related to our short-term, cross-currency intercompany loans. For further details related to gains and losses resulting from foreign currency transactions, refer to Note 1 to our Consolidated Financial Statements entitled “SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.”

(2)	Reclassifications from Accumulated other comprehensive income (loss) to Interest expense, net, primarily relate to the amortization of gains (losses) recorded on de-designated contracts.

Schedule of Derivative Instruments in Statement of Financial Position, Fair Value

The following table contains the notional amounts and fair values of Parent Company’s outstanding derivative contracts as of January 28, 2012 and January 29, 2011:

	January 28, 2012		January 29, 2011
(In millions)	Notional amount	Fair value assets/ (liabilities)	Notional amount	Fair value assets/ (liabilities)

Interest Rate Contracts not designated for hedge accounting:
Other assets	$1,311	$—	$1,311	$3

Schedule of Derivative Instruments, Outstanding

The following table presents our outstanding derivative contracts as of January 28, 2012 and January 29, 2011:

			January 28, 2012	January 29, 2011
(In millions)	Effective date	Maturity date	Notional amount	Notional amount

Interest Rate Caps
1 Month USD LIBOR Interest Rate Cap(1)	January 2011	April 2015	$500	$500
1 Month USD LIBOR Interest Rate Cap(1)	January 2012	April 2015	500	500
1 Month USD LIBOR Interest Rate Cap(1)	January 2014	April 2015	311	311

(1)	These three interest rate caps are not designated as cash flow hedges in accordance with ASC 815.

Fair value measurements (Tables)	6 Months Ended	12 Months Ended
	Jul. 28, 2012	Jan. 28, 2012
Schedule of Fair Value, Assets and Liabilities Measured on Recurring Basis

The table below presents our assets and liabilities measured at fair value on a recurring basis as of July 28, 2012, January 28, 2012 and July 30, 2011, aggregated by level in the fair value hierarchy within which those measurements fall.

(In millions)	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance at July 28, 2012
Assets
Cash equivalents	$271	$—	$—	$271
Derivative financial instruments:
Interest rate contracts	—	20	—	20
Foreign exchange contracts	—	4	—	4

Total assets	$271	$24	$—	$295

Liabilities
Derivative financial instruments:
Interest rate contracts	$—	$2	$4	$6
Foreign exchange contracts	—	2	—	2

Total liabilities	$—	$4	$4	$8

(In millions)	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance at January 28, 2012
Assets
Cash equivalents	$269	$—	$—	$269
Derivative financial instruments:
Interest rate contracts	—	18	—	18
Foreign exchange rates	—	—	—	—

Total assets	$269	$18	$—	$287

Liabilities
Derivative financial instruments:
Interest rate contracts	$—	$2	$7	$9
Foreign exchange contracts	—	1	—	1

Total liabilities	$—	$3	$7	$10

(In millions)	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance at July 30, 2011
Assets
Cash equivalents	$52	$—	$—	$52
Derivative financial instruments:
Interest rate contracts	—	3	8	11
Foreign exchange contracts	—	2	—	2

Total assets	$52	$5	$8	$65

Liabilities
Derivative financial instruments:
Interest rate contracts	$—	$2	$10	$12
Foreign exchange contracts	—	12	—	12

Total liabilities	$—	$14	$10	$24

The table below presents our assets and liabilities measured at fair value on a recurring basis as of January 28, 2012 and January 29, 2011, aggregated by level in the fair value hierarchy within which those measurements fall.

Fiscal 2011

(In millions)	Quoted prices in active markets for identical assets and liabilities (level 1)	Significant other observable inputs (level 2)	Significant unobservable inputs (level 3)	Total

Assets
Cash equivalents	$269	$—	$—	$269

Derivative financial instruments:
Interest rate contracts	—	18	—	18
Foreign exchange contracts	—	—	—	—

Total assets	$269	$18	$—	$287

Liabilities

Derivative financial instruments:
Interest rate contracts	$—	$2	$7	$9
Foreign exchange contracts	—	1	—	1

Total liabilities	$—	$3	$7	$10

Fiscal 2010

(In millions)	Quoted prices in active markets for identical assets and liabilities (level 1)	Significant other observable inputs (level 2)	Significant unobservable inputs (level 3)	Total

Assets
Cash equivalents	$312	$—	$—	$312

Derivative financial instruments:
Interest rate contracts	—	6	—	6

Total assets	$312	$6	$—	$318

Liabilities

Derivative financial instruments:
Interest rate contracts	$—	$1	$16	$17
Foreign exchange contracts	—	2	—	2

Total liabilities	$—	$3	$16	$19

Schedule of Fair Value Assets and Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation

The table below presents the changes in the fair value of our derivative financial instruments within Level 3 of the fair value hierarchy for the thirteen and twenty-six weeks ended July 28, 2012 and July 30, 2011.

(In millions)	Level 3
Balance, January 28, 2012	$(7)
Unrealized gain	1

Balance, April 28, 2012	(6)
Unrealized gain	2

Balance, July 28, 2012	$(4)

(In millions)	Level 3
Balance, January 29, 2011	$(16)
Unrealized gain	3

Balance, April 30, 2011	(13)
Unrealized gain	11

Balance, July 30, 2011	$(2)

The table below presents the changes in the fair value of our derivative financial instruments within Level 3 of the fair value hierarchy for the periods ended January 28, 2012 and January 29, 2011.

(In millions)	Level 3

Balance, January 29, 2011	$(16)
Unrealized gain(1)	27
Transfers out of Level 3(3)	(18)

Balance, January 28, 2012	$(7)

(In millions)	Level 3

Balance, January 31, 2010	$(2)
Unrealized loss(1)	(6)
Purchases(2)	(5)
Transfers out of Level 3(3)	(3)

Balance, January 29, 2011	$(16)

(1)	Changes in the fair value of our Level 3 derivative financial instruments have been recorded in Interest expense on our Consolidated Statements of Operations. The total amount of unrealized losses for the period included in Interest expense attributable to assets held at January 28, 2012 and January 29, 2011, were $27 million and $11 million, respectively.

(2)	On December 7, 2010, we entered into an interest rate swap to hedge our exposure to changes in fair value of the Toys-Delaware Secured Notes. The interest rate swap has a notional amount of $350 million and matures on September 1, 2016. Refer to Note 3 entitled “DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES” for further details.

(3)	Transferred from Level 3 to Level 2 as the Level 3 inputs were no longer considered significant to the fair value of these instruments.

Schedule of Fair Value Measurements, Nonrecurring

The table below presents our long-lived assets evaluated for impairment measured at fair value on a nonrecurring basis for the thirteen and twenty-six weeks ended July 28, 2012 and July 30, 2011, aggregated by level in the fair value hierarchy within which those measurements fall. Because these assets are not measured on a recurring basis, certain carrying amounts and fair value measurements presented in the table may reflect values at earlier dates and may no longer represent their fair values at July 28, 2012 and July 30, 2011. As of July 28, 2012 and July 30, 2011, we did not have any long-lived assets classified as Level 1 within the fair value hierarchy. For the thirteen weeks ended July 28, 2012, we did not record any impairment losses.

(In millions)	Carrying Value Prior to Impairment	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Impairment Losses
Long-lived assets held and used	$4	$2	$—	$2

Balance, April 28, 2012	$4	$2	$—	$2

(In millions)	Carrying Value Prior to Impairment	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Impairment Losses
Long-lived assets held and used	$3	$2	$—	$1

Balance, April 30, 2011	3	2	—	1
Long-lived assets held and used	2	—	1	1

Balance, July 30, 2011	$5	$2	$1	$2

The table below presents our long-lived assets evaluated for impairment measured at fair value on a nonrecurring basis for the fiscal years ended January 28, 2012 and January 29, 2011, aggregated by level in the fair value hierarchy within which those measurements fall. Because these assets are not measured at fair value on a recurring basis, certain carrying amounts and fair value measurements presented in the table may reflect values at earlier measurement dates and may no longer represent their fair values at January 28, 2012 and January 29, 2011. As of January 28, 2012 and January 29, 2011, we did not have any long-lived assets classified as Level 1 within the fair value hierarchy.

Fiscal 2011

(In millions)	Carrying value prior to impairment	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Impairment losses(1)

Long-lived assets held and used	$9	$2	$1	$6
Long-lived assets held for sale	—	—	—	—

Total	$9	$2	$1	$6

Fiscal 2010

(In millions)	Carrying value prior to impairment	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Impairment losses (1)

Long-lived assets held and used	$13	$3	$2	$8
Long-lived assets held for sale	10	7	—	3

Total	$23	$10	$2	$11

(1)	Refer to Note 1 “SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES” for further details.

Income taxes (Tables)	6 Months Ended	12 Months Ended
	Jul. 28, 2012	Jan. 28, 2012
Income Tax Benefit and Effective Tax Rates

The following table summarizes our income tax benefit and effective tax rates for the thirteen and twenty-six weeks ended July 28, 2012 and July 30, 2011:

	13 Weeks Ended		26 Weeks Ended
($ In millions)	July 28, 2012	July 30, 2011	July 28, 2012	July 30, 2011
Loss before income taxes	$(56)	$(62)	$(154)	$(195)
Income tax benefit	20	28	58	94
Effective tax rate	(35.7)%	(45.2)%	(37.7)%	(48.2)%

Earnings before Income Taxes

Earnings before income taxes are as follows:

	Fiscal years ended
(In millions)	January 28, 2012	January 29, 2011	January 30, 2010

U.S.	$(3)	$(33)	$287
Foreign	153	165	57

Earnings before income taxes	$150	$132	$344

Income Tax (Benefit) Expense

Income tax (benefit) expense is as follows:

	Fiscal years ended
(In millions)	January 28, 2012	January 29, 2011	January 30, 2010

Current:
U.S. Federal	$—	$(95)	$22
Foreign	42	56	26
State	—	(14)	7

Total current income tax (benefit) expense	$42	$(53)	$55

Deferred:
U.S. Federal	$5	$48	$(46)
Foreign	(48)	(38)	44
State	—	8	(13)

Total deferred income tax (benefit) expense	$(43)	$18	$(15)

Total Income tax (benefit) expense	$(1)	$(35)	$40

Effective Tax Rate Reconciliations

The effective tax rate reconciliations are as follows:

	Fiscal years ended
	January 28, 2012	January 29, 2011	January 30, 2010

U.S. Federal statutory tax rate	35.0%	35.0%	35.0%
State taxes, net of U.S. Federal benefit	—%	(6.9)%	(0.5)%
Foreign operations(1)	(38.5)%	(28.8)%	(25.7)%
U.S. Federal valuation allowance	2.0%	2.8%	1.0%
Unrecognized tax benefits(2)	1.3%	(31.8)%	3.0%
Other	(0.5)%	3.2%	(1.2)%

Effective tax rate	(0.7)%	(26.5)%	11.6%

(1)	Foreign operations include the net impact of: differences between local statutory rates and the U.S. Federal statutory rate; the impact of changes to foreign valuation allowances; the net cost of foreign unrecognized tax benefits; the cost of repatriating foreign earnings, net of foreign tax credits; changes to our assertion regarding the permanent reinvestment of foreign earnings related to certain foreign entities; permanent items related to foreign operations; as well as changes in the tax status of foreign entities.

(2)	Unrecognized tax benefits include benefits related to the resolution of issues in connection with concluding tax examinations, receiving a favorable ruling from a taxing authority, making protective elections, as well as changes to and clarifications of tax rules and regulations. See “Unrecognized Tax Benefits” in this footnote.

Summary of Deferred Tax Assets and Liabilities

The tax effects of temporary differences that give rise to deferred tax assets and liabilities are:

(In millions)	January 28, 2012	January 29, 2011

Deferred tax assets:
U.S. Federal tax credit and other carryforwards	$110	$93
State tax loss and other carryforwards	69	73
Foreign tax loss and other carryforwards	193	194
Straight line rent	133	133
Inventory	60	47
Insurance loss reserve	34	32
Restructuring charges	22	24
Other	113	116

Gross deferred tax assets before valuation allowance	734	712
Valuation allowance	(101)	(162)

Total deferred tax assets	$633	$550

Deferred tax liabilities:
Fixed assets	$(199)	$(204)
Undistributed earnings of foreign subsidiaries	(110)	(80)
Foreign currency translation	(23)	(21)
Other	(50)	(47)

Total deferred tax liabilities	$(382)	$(352)

Net deferred tax assets	$251	$198

Summary of Deferred Tax Assets and Liabilities Reflected in Consolidated Balance Sheets

The deferred tax assets and liabilities above are reflected in the Consolidated Balance Sheets as follows:

(In millions)	January 28, 2012	January 29, 2011

Current deferred tax assets	$128	$107
Current deferred tax liabilities(1)	(2)	(5)
Non-current deferred tax assets	279	215
Non-current deferred tax liabilities	(154)	(119)

	$251	$198

(1)	The current deferred tax liabilities are included as components of Accrued expenses and other current liabilities in the Consolidated Balance Sheets.

Reconciliation of Beginning and Ending Amount of Gross Unrecognized Tax Benefits (Excluding Interest and Penalties)

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits (excluding interest and penalties) is as follows:

	Fiscal years ended
(In millions)	January 28, 2012	January 29, 2011	January 30, 2010

Beginning balance	$57	$158	$132
Additions for tax positions of the current year	6	11	26
Additions for tax positions of prior years	3	13	44
Reductions for tax positions of prior years(1)	(8)	(95)	(25)
Settlements	(11)	(30)	(21)
Currency translation adjustment	(2)	—	6
Lapse of statute of limitations	(3)	—	(4)

Ending balance	$42	$57	$158

(1)	Reductions for tax positions of prior years include amounts related to the resolution of issues in connection with concluding tax examinations, receiving favorable rulings from tax authorities, making protective elections, as well as changes to and clarifications of tax rules and regulations.

Segments (Tables)	6 Months Ended	12 Months Ended
	Jul. 28, 2012	Jan. 28, 2012
Reconciliation Schedule of Operating Profit (Loss) from Segments to Consolidated

A summary of financial results by reportable segment is as follows:

	13 Weeks Ended		26 Weeks Ended
(In millions)	July 28, 2012	July 30, 2011	July 28, 2012	July 30, 2011
Net sales
Domestic	$1,504	$1,574	$3,122	$3,217
International	1,048	1,074	2,042	2,067

Total Net sales	$2,552	$2,648	$5,164	$5,284

Operating earnings (loss)
Domestic	$85	$72	$185	$152
International	39	51	25	43
Corporate and other	(81)	(75)	(157)	(154)

Operating earnings	43	48	53	41
Interest expense	(103)	(112)	(215)	(240)
Interest income	4	2	8	4

Loss before income taxes	$(56)	$(62)	$(154)	$(195)

A summary of financial results by reportable segment is as follows:

	Fiscal years ended
(In millions)	January 28, 2012	January 29, 2011	January 30, 2010

Net sales
Domestic	$8,393	$8,621	$8,317
International	5,516	5,243	5,251

Total Net sales	$13,909	$13,864	$13,568

Operating earnings (loss)
Domestic(1)	$525	$579	$659
International(2)	377	367	341
Corporate and other(3)	(320)	(300)	(216)

Operating earnings	582	646	784
Interest expense	(442)	(521)	(447)
Interest income	10	7	7

Earnings before income taxes	$150	$132	$344

(1)	Includes impairment losses on long-lived assets of $5 million, $8 million and $6 million for fiscals 2011, 2010 and 2009, respectively. Also includes the impact of net gains on sales of properties of $3 million, $5 million and $6 million for fiscals 2011, 2010 and 2009, respectively. In addition, fiscal 2010 includes approximately $23 million in litigation settlement expenses for certain legal matters and a $16 million non-cash cumulative correction of prior period straight-line lease accounting. Refer to Note 1 entitled “SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES,” Note 5 entitled “PROPERTY AND EQUIPMENT” and Note 14 entitled “LITIGATION AND LEGAL PROCEEDINGS” for further details.

(2)	Includes impairment losses on long-lived assets of less than $1 million, $3 million and $1 million for fiscals 2011, 2010 and 2009, respectively. Also includes the impact of net gains on sales of properties of $5 million for fiscal 2010. Refer to Note 1 entitled “SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES” and Note 5 entitled “PROPERTY AND EQUIPMENT” for further details.

(3)	Includes gift card breakage income of $17 million, $18 million and $18 million for fiscals 2011, 2010 and 2009, respectively. In addition, fiscal 2009 includes a $51 million gain related to the litigation settlement with Amazon. Refer to Note 1 entitled “SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES” and Note 14 entitled “LITIGATION AND LEGAL PROCEEDINGS” for further details.

Summary Schedule of Merchandise Inventories by Segment

(In millions)	July 28, 2012	January 28, 2012	July 30, 2011
Merchandise inventories
Domestic	$1,377	$1,423	$1,479
International	938	809	963

Total Merchandise inventories	$2,315	$2,232	$2,442

Summary of Depreciation, Amortization and Capital Expenditures

	Fiscal years ended
(In millions)	January 28, 2012	January 29, 2011	January 30, 2010

Depreciation and amortization
Domestic	$232	$232	$220
International	127	115	122
Corporate	44	41	34

Total Depreciation and amortization	$403	$388	$376

Capital expenditures
Domestic	$241	$180	$121
International	100	105	50
Corporate	39	40	21

Total Capital expenditures	$380	$325	$192

Net Sales and Long Lived Assets by Country or Region

(In millions)	January 28, 2012	January 29, 2011

Merchandise inventories
Domestic	$1,423	$1,383
International	809	721

Total Merchandise inventories	$2,232	$2,104

Total Assets
Domestic	$4,468	$4,454
International	2,782	2,592
Corporate and other(1)	1,592	1,786

Total Assets(2)	$8,842	$8,832

(1)	Includes cash and cash equivalents, deferred tax assets and other corporate assets.

(2)	We have adjusted our prior year presentation based on a revised allocation of certain assets to Corporate and other which resulted in an increase in Corporate and other of $212 million, a decrease in Domestic of $168 million and a decrease in International of $44 million for fiscal 2010.

Domestic
Percentage of Consolidated Net Sales from Product Category

Our percentages of consolidated Net sales by product category for the thirteen and twenty-six weeks ended July 28, 2012 and July 30, 2011 were as follows:

	13 Weeks Ended		26 Weeks Ended
Domestic:	July 28, 2012	July 30, 2011	July 28, 2012	July 30, 2011
Core Toy	11.2%	11.0%	11.2%	10.8%
Entertainment	6.4%	7.7%	7.4%	8.5%
Juvenile	48.4%	48.1%	49.1%	49.4%
Learning	16.4%	15.3%	15.9%	15.0%
Seasonal	16.2%	16.4%	14.9%	14.8%
Other (1)	1.4%	1.5%	1.5%	1.5%
Total	100%	100%	100%	100%

(1)	Consists primarily of shipping and other non-product related revenues.

The following tables show our percentage of Net sales by product category:

	Fiscal years ended
Domestic:	January 28, 2012	January 29, 2011	January 30, 2010

Core Toy	15.9%	15.4%	14.8%
Entertainment	12.8%	14.0%	15.5%
Juvenile	36.6%	36.9%	37.2%
Learning	21.4%	20.3%	19.6%
Seasonal	11.9%	12.2%	11.7%
Other(1)	1.4%	1.2%	1.2%

Total	100%	100%	100%

(1)	Consists primarily of shipping and other non-product related revenues.

International
Percentage of Consolidated Net Sales from Product Category

	13 Weeks Ended		26 Weeks Ended
International:	July 28, 2012	July 30, 2011	July 28, 2012	July 30, 2011
Core Toy	18.6%	18.7%	18.7%	18.3%
Entertainment	9.1%	9.1%	9.2%	10.0%
Juvenile	27.6%	27.7%	27.9%	28.1%
Learning	23.6%	21.9%	24.1%	22.2%
Seasonal	20.3%	21.6%	19.3%	20.4%
Other (1)	0.8%	1.0%	0.8%	1.0%

Total	100%	100%	100%	100%

(1)	Consists primarily of license fees from unaffiliated third parties and other non-product related revenues.

	Fiscal years ended
International:	January 28, 2012	January 29, 2011	January 30, 2010

Core Toy	22.0%	21.3%	20.3%
Entertainment	11.9%	13.4%	15.6%
Juvenile	21.6%	21.7%	20.7%
Learning	27.8%	26.9%	27.0%
Seasonal	15.9%	15.9%	15.7%
Other(1)	0.8%	0.8%	0.7%

Total	100%	100%	100%

(1)	Consists primarily of licensing fees from unaffiliated third parties and other non-product related revenues.

Net Sales
Net Sales and Long Lived Assets by Country or Region

Our Net sales and long-lived assets by country or region are as follows:

	Fiscal years ended
(In millions)	January 28, 2012	January 29, 2011	January 30, 2010

Net sales
United States(1)	$8,393	$8,621	$8,317
Japan	1,988	1,866	1,791
Europe(2)	1,574	1,493	1,587
Canada	884	833	745
U.K.	758	792	891
Australia	245	243	223
China and Southeast Asia(3)	49	—	—
Other (4)	18	16	14

Total Net sales	$13,909	$13,864	$13,568

(1)	Includes our wholly-owned operations in Puerto Rico.

(2)	Includes our wholly-owned operations in Germany, Austria, Switzerland, France, Spain and Portugal. Beginning in fiscal 2011, also includes our wholly-owned operations in Poland.

(3)	Includes our majority-owned operations as of October 31, 2011. Refer to Note 17 entitled “ACQUISITIONS” for further details.

(4)	Represents licensing fees from unaffiliated third parties.

Total Long Lived Assets
Net Sales and Long Lived Assets by Country or Region

(In millions)	January 28, 2012	January 29, 2011

Long-lived assets
United States(1)	$2,806	$2,813
Japan	618	621
Europe(2)	427	440
U.K.	293	302
Canada	239	237
China and Southeast Asia	29	—
Australia	27	24

Total Long-lived assets	$4,439	$4,437

(1)	Includes our wholly-owned operations in Puerto Rico.

(2)	Includes our wholly-owned operations in Germany, Austria, Switzerland, France, Spain and Portugal. Beginning in fiscal 2011, also includes our wholly-owned operations in Poland.

Property and equipment (Tables)	12 Months Ended
Jan. 28, 2012
Schedule of Property and Equipment

($ In millions)	Useful life (in years)	January 28, 2012	January 29, 2011

Land		$747	$765
Buildings	45-50	2,079	2,120
Furniture and equipment	3-20	1,915	1,835
Leasehold improvements	10-25	2,662	2,485
Costs of computer software	5	182	170
Construction in progress		17	25
Leased equipment under capital lease	3-8	84	105

		7,686	7,505
Less: accumulated depreciation and amortization		3,628	3,430

		4,058	4,075
Less: net assets held for sale		6	14

Total		$4,052	$4,061

Disclosure of Assets Held for Sale

Assets held for sale represent assets owned by us that we have committed to sell in the near term. The following assets are classified as held for sale and are included in Prepaid expenses and other current assets on our Consolidated Balance Sheets:

(In millions)	January 28, 2012	January 29, 2011

Land	$4	$9
Buildings	4	7
Leasehold improvements	1	2

	9	18
Less: accumulated depreciation and amortization	3	4

Net assets held for sale	$6	$14

Accounts payable, accrued expenses and other current liabilities (Tables)	12 Months Ended
Jan. 28, 2012
Schedule of Accounts Payable and Accrued Liabilities

summary of our Accounts payable, Accrued expenses and other current liabilities as of January 28, 2012 and January 29, 2011 is outlined in the table below:

(In millions)	January 28, 2012	January 29, 2011

Merchandise accounts payable(1)	$1,238	$1,349
Non-merchandise accounts payable(2)	209	211

Accounts payable	$1,447	$1,560

Gift card and certificate liability	$162	$158
Sales and use tax and value added tax payable	119	100
Accrued interest	53	74
Accrued property taxes	53	41
Accrued bonus	47	59
Other(3)	482	471

Accrued expenses and other current liabilities	$916	$903

(1)	Includes $81 million and $121 million of book overdraft cash as of January 28, 2012 and January 29, 2011, respectively.

(2)	Includes $105 million and $89 million of book overdraft cash as of January 28, 2012 and January 29, 2011, respectively.

(3)	Other includes, among other items, accrued payroll and other benefits, and other accruals. No individual amount included exceeds 5% of “Total current liabilities”. Additionally, includes $9 million of short-term borrowings as of January 28, 2012. Refer to Note 2 entitled “SHORT-TERM BORROWINGS AND LONG-TERM DEBT” for further details.

Stock-based compensation (Tables)	12 Months Ended
Jan. 28, 2012
Weighted Average Valuation Assumptions

approved in the near future. The following are the weighted-average assumptions used:

	Fiscal years ended
	January 28, 2012	January 29, 2011	January 30, 2010

Volatility	50.0%	50.0%	55.0%
Risk-free interest rate	3.1%	2.6%	3.5%
Expected term	5.1 years	5.1 years	5.1 years
Dividend Yield	—	—	—
Weighted-average grant-date fair value per option:
Service-based	$27.62	$28.77	$13.20

Summary of Service Based Option Activity

A summary of service-based option activity under the 2010 Incentive Plan and Management Equity Plan during fiscals 2011, 2010 and 2009 is presented below:

	Fiscal years ended
	January 28, 2012		January 29, 2011		January 30, 2010
	Shares	Weighted- average exercise price	Shares	Weighted- average exercise price	Shares	Weighted- average exercise price

Outstanding at beginning of fiscal year	3,389,768	$26.90	3,748,507	$26.29	1,496,958	$23.44
Granted	726,331	60.00	48,357	61.00	406,071	27.12
Exercised	(100,650)	25.12	(252,590)	22.79	(203,687)	26.67
Forfeited/Canceled	(119,673)	39.38	(154,506)	29.43	(159,864)	27.00
Conversion from Performance-Based	—	—	—	—	2,209,029	28.15

Outstanding at end of fiscal year	3,895,776	$32.73	3,389,768	$26.90	3,748,507	$26.29

	Options	Weighted- average exercise price	Weighted- average remaining contractual term (years)	Aggregate intrinsic value (in millions)

Vested or expected to vest at January 28, 2012	3,790,720	$31.98	5.1	$74.7
Exercisable at January 28, 2012	2,843,656	$25.99	4.0	$68.3

Summary of Nonvested Restricted Share and Restricted Unit Activity

A summary of nonvested restricted share and restricted unit activity under the 2010 Incentive Plan during fiscal 2011 is presented below:

	Fiscal year ended		Fiscal year ended
	January 28, 2012		January 28, 2012
	Common shares	Weighted- average grant-date fair value	Units	Weighted- average grant-date fair value

Nonvested shares / Outstanding units at beginning of fiscal year	—	$—	—	$—
Granted	111,439	60.00	32,217	60.00
Shares vested / Units converted	(447)	60.00	—	—
Forfeited	(5,278)	60.00	(1,413)	60.00

Nonvested shares / Outstanding units at end of fiscal year	105,714	$60.00	30,804	$60.00

	Units	Weighted- average remaining contractual term (years)

Vested or expected to vest at January 28, 2012	25,393	9.3
Convertible at January 28, 2012	—	—

Summary of Performance Based Share and Unit Activity

A summary of performance-based share and unit activity under the 2010 Incentive Plan during fiscal 2011 is presented below:

	Fiscal year ended		Fiscal year ended
	January 28, 2012		January 28, 2012
	Common shares	Weighted- average grant-date fair value	Units	Weighted- average grant-date fair value

Nonvested shares / Outstanding units at beginning of fiscal year	—	$—	—	$—
Granted	95,197	60.00	25,863	60.00
Shares vested / Units converted	—	—	—	—
Forfeited	(5,362)	60.00	—	—

Nonvested shares / Outstanding units at end of fiscal year	89,835	$60.00	25,863	$60.00

Summary of Stock Based Compensation Expense Recognized in Selling, General and Administration and the Tax Benefit Recognized in Income Tax (Benefit) Expense

The amount of stock-based compensation expense recognized in SG&A and the tax benefit recognized in Income tax (benefit) expense in fiscals 2011, 2010 and 2009 was as follows:

	Fiscal years ended
(In millions)	January 28, 2012	January 29, 2011	January 30, 2010

SG&A	$10	$10	$4
Total recognized tax benefit	4	4	2

Accumulated other comprehensive income (Tables)	12 Months Ended
Jan. 28, 2012
Presentation of Accumulated Other Comprehensive Income, Net of Tax in Consolidated Balance Sheet

(In millions)	Foreign currency translation adjustments, net of tax	Unrealized loss on hedged transactions, net of tax	Unrealized actuarial losses, net of tax	Acquisition of Toys- Japan shares(1)	Accumulated other comprehensive income (loss)

Balance, January 31, 2009	$(58)	$(25)	$(10)	$—	$(93)
Current-period other comprehensive income	19	10	(1)	—	28
Acquisition of 28.12% of Toys-Japan shares	—	—	—	20	20

Balance, January 30, 2010	(39)	(15)	(11)	20	(45)
Current-period other comprehensive income	55	15	9	—	79
Acquisition of approximately 9% of Toys-Japan shares	—	—	—	6	6

Balance, January 29, 2011	16	—	(2)	26	40
Current-period other comprehensive income	12	(2)	(6)	—	4

Balance, January 28, 2012	$28	$(2)	$(8)	$26	$44

Leases (Tables)	12 Months Ended
Jan. 28, 2012
Minimum Rental Commitments under Non-Cancelable Operating Leases and Capital Leases

Minimum rental commitments under non-cancelable operating leases and capital leases as of January 28, 2012 are as follows:

	Operating leases(1)			Capital leases
(In millions)	Gross minimum rentals	Sublease income	Net minimum rentals	Lease obligation

2012	$654	$17	$637	$34
2013	610	16	594	32
2014	553	12	541	29
2015	487	9	478	26
2016	402	7	395	23
2017 and subsequent	1,696	20	1,676	105

Total	$4,402	$81	$4,321	$249

(1)	Excluded from the minimum rental commitments displayed above are approximately $2.1 billion related to options to extend ground lease terms that are reasonably assured of being exercised, the balance of which is predominantly related to fiscals 2017 and thereafter.

Defined benefit pension plans (Tables)	12 Months Ended
Jan. 28, 2012
Change in Projected Benefit Obligation

Obligation and funded status at end of fiscal year:

(In millions)	January 28, 2012	January 29, 2011

Change in projected benefit obligation:
Projected benefit obligation at beginning of year	$111	$108
Service cost	5	6
Interest cost	4	5
Employee contributions	1	1
Benefits, expenses paid	(2)	(2)
Actuarial loss	9	1
Amendment(1)	—	(11)
Curtailment(2)	(1)	—
Partial settlement(2)	(10)	—
Foreign currency impact	1	3

Projected benefit obligation at end of year	$118	$111

(1)	On April 1, 2010, we amended the U.K. defined benefit pension plan. Pursuant to the amendment, we capped our rate of compensation increase. The change in compensation increase assumption resulted in a reduction of the plan’s liability by $11 million in fiscal 2010.

(2)	Through fiscal 2010, Toys-Japan maintained a tax qualified pension plan (“TQPP”) that covered all employees of Toys-Japan. Pursuant to amended Japanese laws, TQPP plans, such as the Toys-Japan pension plan had to be terminated or transferred to another defined benefit or defined contribution plan by March 31, 2012. In accordance with Japanese law, on February 1, 2011, Toys-Japan’s TQPP plan was terminated and replaced with a defined benefit and defined contribution plan in the ratio of 70% and 30%, respectively. This change resulted in a plan curtailment and settlement. The plan curtailment reduced the plan’s liability by approximately $1 million. No curtailment gains were recognized as the reduction in liability was offset by unrecognized net actuarial losses. The partial settlement amount represents the transfer of 30% of the TQPP plan projected benefit obligation (“PBO”) to a new defined contribution plan.

Change in Fair Value of Plan Assets

(In millions)	January 28, 2012	January 29, 2011

Change in fair value of plan assets:
Fair value of plan assets at beginning of year	$92	$75
Actual return on plan assets	4	7
Employer contributions	7	9
Employee contributions	1	1
Benefits, expenses paid	(2)	(2)
Partial settlement(1)	(10)	—
Foreign currency impact	1	2

Fair value of plan assets at end of year	$93	$92

(1)	The partial settlement amount represents the transfer of 30% of the TQPP plan assets to a new defined contribution plan.

Funded Status

(In millions)	January 28, 2012	January 29, 2011

Reconciliation of funded status to total amount recognized:
Funded status	$(25)	$(19)

Amounts recognized in Consolidated Balance Sheets:
Non-current liability	$(25)	$(19)

Amounts recognized in Accumulated other comprehensive income (loss):
Unrecognized net actuarial losses, net of tax	$8	$2

Pension Plans with Accumulated Benefit Obligations in Excess of Plan Assets

Information for pension plans with accumulated benefit obligations in excess of plan assets:

(In millions)	January 28, 2012	January 29, 2011

Projected benefit obligation	$118	$111
Accumulated benefit obligation	96	98
Fair value of plan assets	93	92

Components of Net Periodic Benefit Cost

Components of net periodic benefit cost during each fiscal year:

	Fiscal years ended
(In millions)	January 28, 2012	January 29, 2011	January 30, 2010

Service cost	$5	$6	$6
Interest cost	4	5	4
Expected return on plan assets	(4)	(4)	(3)
Amortization of:
Recognized actuarial loss	—	1	1

Net periodic benefit cost	$5	$8	$8

Estimated Future Payments

Pension benefit payments, including amounts to be paid from our assets, and reflecting expected future service, as appropriate, are expected to be paid as follows:

(In millions)	Pension benefits

2012	$2
2013	2
2014	2
2015	2
2016	2
2017 through 2021	10

Total	$20

Weighted-average Assumptions Used to Determine Net Periodic Benefit Costs

Weighted-average assumptions used to determine net periodic benefit costs at fiscal year end:

	January 28, 2012	January 29, 2011	January 30, 2010

Discount rate	4.4%	4.4%	4.4%
Long-term rate of return on plan assets	5.1%	4.7%	4.7%
Rate of compensation increase	2.8%	2.8%	4.0%

Weighted-average Assumptions Used to Determine Benefit Obligations

Weighted-average assumptions used to determine benefit obligations at fiscal year end:

	Fiscal years ended
	January 28, 2012	January 29, 2011

Discount rate	4.0%	4.1%
Rate of compensation increase	2.8%	3.0%

Weighted Average Asset Allocation by Asset Category

The following represents our pension plan target asset allocations for fiscal 2012, as well as the actual asset allocations as of January 28, 2012 and January 29, 2011:

	2012 Target Allocation	January 28, 2012	January 29, 2011

Equity securities	52.4%	52.4%	46.0%
Debt securities	37.6%	37.5%	21.0%
Insurance contracts	8.3%	8.3%	7.0%
Cash and cash equivalents	1.7%	1.8%	26.0%

Total	100%	100%	100%

Plan Assets by Fair Value Hierarchy

There have been no changes in valuation technique or related inputs for the fiscal years ended January 28, 2012 and January 29, 2011.

(In millions)	Quoted prices in active markets for identical assets (level 1)	Significant other observable inputs (level 2)	Total

Equity Securities:(1)
Domestic	$—	$10	$10
International	—	36	36
Fixed Income:(2)
Domestic	—	3	3
International	—	34	34
Insurance Contracts(3)	—	8	8
Cash and cash equivalents(4)	2	—	2

Balance at January 28, 2012	$2	$91	$93

(In millions)	Quoted prices in active markets for identical assets (level 1)	Significant other observable inputs (level 2)	Total

Equity Securities:(1)
Domestic	$—	$1	$1
International	—	42	42

Fixed Income:(2)
Domestic	—	5	5
International	—	14	14
Insurance Contracts(3)	—	7	7
Cash and cash equivalents(4)	23	—	23

Balance at January 29, 2011	$23	$69	$92

(1)	Domestic and international equity securities categorized as Level 2 are valued using the Net Asset Value (“NAV”) per fund share, which is derived from quoted prices in active markets of the underlying securities.

(2)	Domestic and international fixed-income securities categorized as Level 2 are valued using the NAV per fund share, which is derived using a market approach with inputs that include broker quotes, benchmark yields, base spreads and reported trades.

(3)	Insurance contracts contain a minimum guaranteed return and are categorized as Level 2 as the fair value of the assets is equal to the total amount of all individual technical reserves plus the non allocated employer’s financing fund reserves at the valuation date. The individual technical and financing fund reserves are equal to the accumulated paid contributions taking into account the insurance ratification and any allocated profit sharing return.

(4)	Cash and cash equivalents include highly liquid investments with an original maturity of three months or less at acquisition. Due to the nature and short maturity of these investments, their carrying amount approximates fair value. Therefore, we have determined that our cash and cash equivalents in their entirety are classified as Level 1 within the fair value hierarchy.

Acquisitions (Tables)	12 Months Ended
Jan. 28, 2012
Preliminary Purchase Price Allocation of the Cost to Acquire Labuan

The following table summarizes our preliminary purchase price allocation of the cost to acquire Labuan:

(In millions)	Preliminary fair value as of October 31, 2011

Cash and cash equivalents	$12
Accounts and other receivables	5
Merchandise inventories	33
Property and equipment, net	13
Goodwill	62
Intangible assets	49
Deferred tax assets	2
Other assets	6

Total assets acquired	182
Current liabilities	62
Non-current liabilities	9

Total liabilities assumed	71
Noncontrolling interest	24

95

Net assets acquired	$87

Parent company information (Tables)	12 Months Ended
Jan. 28, 2012
Schedule I - Condensed Statements of Operations

Toys “R” Us, Inc.

Schedule I—Condensed statements of operations and comprehensive income

	Fiscal years ended
(In millions)	January 28, 2012	January 29, 2011	January 30, 2010

Revenues	$—	$—	$23
General and administrative expenses	24	20	32
Depreciation and amortization	5	6	14
Other income, net	—	(1)	(51)

Total operating expenses (income)	29	25	(5)

Other (expense) income:
Interest expense, net	(77)	(133)	(132)
Intercompany interest expense, net	(6)	(4)	(1)
Equity in pre-tax earnings of consolidated subsidiaries	260	295	457

Earnings before income taxes	148	133	352
Income tax (benefit) expense	(1)	(35)	40

Net earnings	$149	$168	$312

Comprehensive income	$153	$247	$340

See accompanying notes to Condensed Financial Statements.

Schedule I - Condensed Balance Sheets

Toys “R” Us, Inc.

Schedule I—Condensed balance sheets

(In millions)	January 28, 2012	January 29, 2011

ASSETS

Current Assets:
Cash and cash equivalents	$53	$226
Accounts and other receivables	1	—
Current deferred tax assets	8	—
Prepaid expenses and other current assets	6	5

Total current assets	68	231
Property and equipment, net	7	12
Investments in and advances to/from subsidiaries	1,291	1,519
Deferred tax assets	41	53
Other assets	72	48

	$1,479	$1,863

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities:
Accrued expenses and other current liabilities	$76	$99
Income taxes payable	10	27
Current portion of long-term debt	—	503

Total current liabilities	86	629
Long-term debt	824	823
Liabilities for uncertain tax positions	6	3
Other non-current liabilities	60	65
Stockholders’ equity	503	343

	$1,479	$1,863

See accompanying notes to Condensed Financial Statements.

Schedule I - Condensed Statement of Cash Flows

Toys “R” Us, Inc.

Schedule I—Condensed statement of cash flows

	Fiscal years ended
(In millions)	January 28, 2012	January 29, 2011	January 30, 2010

Cash Flows from Operating Activities	$554	$11	$42

Cash Flows from Investing Activities:
Capital expenditures	—	—	(4)
Purchase of long-term investments	(26)	(9)	—
Investments in subsidiaries	(77)	(11)	(248)
Decrease (increase) in restricted cash	—	33	18
Intercompany loan repayment by subsidiaries	1,141	694	482
Loans to subsidiaries	(1,266)	(685)	(455)

Net cash (used in) provided by investing activities	(228)	22	(207)

Cash Flows from Financing Activities:
Long-term debt repayment	(500)	—	—
Borrowings from subsidiaries	—	—	150
Other	1	(3)	(1)

Net cash (used in) provided by financing activities	(499)	(3)	149

Cash and cash equivalents:
Net (decrease) increase during period	(173)	30	(16)
Cash and cash equivalents at beginning of period	226	196	212

Cash and cash equivalents at end of period	$53	$226	$196

Supplemental Disclosures of Cash Flow Information:
Income taxes (received) paid, net of refunds	$—	$—	$(1)
Interest paid	$99	$134	$136

See accompanying notes to Condensed Financial Statements.

Loss per Share (Detail) (USD $) In Millions, except Share data, unless otherwise specified	3 Months Ended				6 Months Ended				12 Months Ended
	Jul. 28, 2012		Jul. 30, 2011		Jul. 28, 2012		Jul. 30, 2011		Jan. 28, 2012	Jan. 29, 2011	Jan. 30, 2010
Earnings Per Share [Line Items]
Basic loss per share	$ (0.84)	[1]	$ (0.69)	[1]	$ (2.16)	[1]	$ (2.06)	[1]	$ 2.98	$ 3.43	$ 6.37
Effect of dilutive share-based awards	$ 0		$ 0		$ 0		$ 0		$ (0.07)	$ (0.07)	$ (0.04)
Diluted loss per share	$ (0.84)	[1]	$ (0.69)	[1]	$ (2.16)	[1]	$ (2.06)	[1]	$ 2.91	$ 3.36	$ 6.33
Net loss	$ (36)		$ (34)		$ (96)		$ (101)		$ 151	$ 167	$ 304
Less: Adjustment of noncontrolling interest to redemption value	5		0		10		0		3	0	0
Basic loss per share	(41)		(34)		(106)		(101)		146	168	312
Weighted Average Shares, Basic loss per share	49,074,991	[1]	48,972,600	[1]	49,035,255	[1]	48,966,304	[1]	48,979,571	48,941,118	48,962,152
Weighted Average Shares, Diluted loss per share	49,074,991	[1]	48,972,600	[1]	49,035,255	[1]	48,966,304	[1]	50,149,212	49,981,504	49,304,963
Effect of dilutive share-based awards
Diluted loss per share	(41)		(34)		(106)		(101)		146	168	312
Effect of anti-dilutive stock-based awards	900,000		1,200,000		1,000,000		1,200,000		700,000	0	1,600,000
Net earnings attributable to Toys "R" Us, Inc.									$ 149	$ 168	$ 312
Weighted Average Shares, Effect of dilutive share-based awards									1,169,641	1,040,386	342,811

[1]	The "Loss per common share attributable to common shareholders" computation includes an adjustment to "Net loss" for changes in the carrying amount of the redeemable Noncontrolling interest for the thirteen and twenty-six weeks ended July 28, 2012. Refer to Note 1 entitled "Basis of presentation" for further details.

Consolidated Short-term borrowings and Long-term debt (Detail) In Millions, unless otherwise specified	Jul. 28, 2012 USD ($)		Jan. 28, 2012 USD ($)		Jul. 30, 2011 USD ($)		Jan. 29, 2011 USD ($)		Jul. 28, 2012 French real estate credit facility, due fiscal 2012 USD ($)	Jan. 28, 2012 French real estate credit facility, due fiscal 2012 USD ($)	Jan. 28, 2012 French real estate credit facility, due fiscal 2012 EUR (€)	Jul. 30, 2011 French real estate credit facility, due fiscal 2012 USD ($)	Jan. 29, 2011 French real estate credit facility, due fiscal 2012 USD ($)	Jul. 28, 2012 Spanish real estate credit facility, due fiscal 2012 USD ($)	Jan. 28, 2012 Spanish real estate credit facility, due fiscal 2012 USD ($)	Jan. 28, 2012 Spanish real estate credit facility, due fiscal 2012 EUR (€)	Jul. 30, 2011 Spanish real estate credit facility, due fiscal 2012 USD ($)	Jan. 29, 2011 Spanish real estate credit facility, due fiscal 2012 USD ($)	Jul. 28, 2012 U.K. real estate senior credit facility, due fiscal 2013 USD ($)	Jan. 28, 2012 U.K. real estate senior credit facility, due fiscal 2013 USD ($)	Jan. 28, 2012 U.K. real estate senior credit facility, due fiscal 2013 GBP (£)	Jul. 30, 2011 U.K. real estate senior credit facility, due fiscal 2013 USD ($)	Jan. 29, 2011 U.K. real estate senior credit facility, due fiscal 2013 USD ($)	Jul. 28, 2012 U.K. real estate junior credit facility, due fiscal 2013 USD ($)	Jan. 28, 2012 U.K. real estate junior credit facility, due fiscal 2013 USD ($)	Jan. 28, 2012 U.K. real estate junior credit facility, due fiscal 2013 GBP (£)	Jul. 30, 2011 U.K. real estate junior credit facility, due fiscal 2013 USD ($)	Jan. 29, 2011 U.K. real estate junior credit facility, due fiscal 2013 USD ($)	Jul. 28, 2012 7.875% senior notes, due fiscal 2013 USD ($)		Jan. 28, 2012 7.875% senior notes, due fiscal 2013 USD ($)		Jul. 30, 2011 7.875% senior notes, due fiscal 2013 USD ($)		Jan. 29, 2011 7.875% senior notes, due fiscal 2013 USD ($)		Jul. 28, 2012 Toys-Japan 1.85%-2.85% loans due fiscals 2012-2016 USD ($)	Jan. 28, 2012 Toys-Japan 1.85%-2.85% loans due fiscals 2012-2016 USD ($)		Jul. 30, 2011 Toys-Japan 1.85%-2.85% loans due fiscals 2012-2016 USD ($)	Jan. 29, 2011 Toys-Japan 1.85%-2.85% loans due fiscals 2012-2016 USD ($)		Jul. 28, 2012 Toys-Japan 1.85%-2.85% loans due fiscals 2012-2016 Minimum	Jan. 28, 2012 Toys-Japan 1.85%-2.85% loans due fiscals 2012-2016 Minimum	Jul. 30, 2011 Toys-Japan 1.85%-2.85% loans due fiscals 2012-2016 Minimum	Jan. 29, 2011 Toys-Japan 1.85%-2.85% loans due fiscals 2012-2016 Minimum	Jul. 28, 2012 Toys-Japan 1.85%-2.85% loans due fiscals 2012-2016 Maximum	Jan. 28, 2012 Toys-Japan 1.85%-2.85% loans due fiscals 2012-2016 Maximum	Jul. 30, 2011 Toys-Japan 1.85%-2.85% loans due fiscals 2012-2016 Maximum	Jan. 29, 2011 Toys-Japan 1.85%-2.85% loans due fiscals 2012-2016 Maximum	Jul. 28, 2012 Secured term loan facility, due fiscal 2016 USD ($)		Jan. 28, 2012 Secured term loan facility, due fiscal 2016 USD ($)		Jul. 30, 2011 Secured term loan facility, due fiscal 2016 USD ($)		Jul. 28, 2012 7.375% senior secured notes, due fiscal 2016 USD ($)		Jan. 28, 2012 7.375% senior secured notes, due fiscal 2016 USD ($)		Jul. 30, 2011 7.375% senior secured notes, due fiscal 2016 USD ($)		Jan. 29, 2011 7.375% senior secured notes, due fiscal 2016 USD ($)		Jul. 28, 2012 10.750% senior notes, due fiscal 2017 USD ($)		Jan. 28, 2012 10.750% senior notes, due fiscal 2017 USD ($)		Jul. 30, 2011 10.750% senior notes, due fiscal 2017 USD ($)		Jan. 29, 2011 10.750% senior notes, due fiscal 2017 USD ($)		Jul. 28, 2012 8.500% senior secured notes, due fiscal 2017 USD ($)		Jan. 28, 2012 8.500% senior secured notes, due fiscal 2017 USD ($)		Jul. 30, 2011 8.500% senior secured notes, due fiscal 2017 USD ($)		Jan. 29, 2011 8.500% senior secured notes, due fiscal 2017 USD ($)		Jul. 28, 2012 Incremental secured term loan facility, due fiscal 2018 USD ($)		Jan. 28, 2012 Incremental secured term loan facility, due fiscal 2018 USD ($)		Jul. 30, 2011 Incremental secured term loan facility, due fiscal 2018 USD ($)		Jan. 29, 2011 Incremental secured term loan facility, due fiscal 2018 USD ($)		Jul. 28, 2012 Second incremental secured term loan facility, due fiscal 2018 USD ($)		Jan. 28, 2012 Second incremental secured term loan facility, due fiscal 2018 USD ($)		Jul. 30, 2011 Second incremental secured term loan facility, due fiscal 2018 USD ($)		Jul. 28, 2012 7.375% senior notes, due fiscal 2018 USD ($)		Jan. 28, 2012 7.375% senior notes, due fiscal 2018 USD ($)		Jul. 30, 2011 7.375% senior notes, due fiscal 2018 USD ($)		Jan. 29, 2011 7.375% senior notes, due fiscal 2018 USD ($)		Jul. 28, 2012 8.750% debentures, due fiscal 2021 USD ($)		Jan. 28, 2012 8.750% debentures, due fiscal 2021 USD ($)		Jul. 30, 2011 8.750% debentures, due fiscal 2021 USD ($)		Jan. 29, 2011 8.750% debentures, due fiscal 2021 USD ($)		Jul. 28, 2012 Finance obligations associated with capital projects USD ($)	Jan. 28, 2012 Finance obligations associated with capital projects USD ($)	Jul. 30, 2011 Finance obligations associated with capital projects USD ($)	Jan. 29, 2011 Finance obligations associated with capital projects USD ($)	Jul. 28, 2012 Line of credit Labuan uncommitted lines of credit USD ($)	Jan. 28, 2012 Line of credit Labuan uncommitted lines of credit USD ($)		Jul. 30, 2011 Line of credit Labuan uncommitted lines of credit USD ($)	Jan. 29, 2011 Line of credit Labuan uncommitted lines of credit USD ($)		Jul. 28, 2012 Line of credit Toys-Japan unsecured credit lines, expires fiscals 2013-2014 USD ($)		Jan. 28, 2012 Line of credit Toys-Japan unsecured credit lines, expires fiscals 2013-2014 USD ($)		Jul. 30, 2011 Line of credit Toys-Japan unsecured credit lines, expires fiscals 2013-2014 USD ($)		Jul. 28, 2012 Line of credit Secured Revolving Credit Facility Expires Fiscal 2015 USD ($)		Jan. 28, 2012 Line of credit Secured Revolving Credit Facility Expires Fiscal 2015 USD ($)		Jul. 30, 2011 Line of credit Secured Revolving Credit Facility Expires Fiscal 2015 USD ($)		Jan. 29, 2011 Line of credit Secured Revolving Credit Facility Expires Fiscal 2015 USD ($)		Jul. 28, 2012 Line of credit European and Australian asset-based revolving credit facility, expires fiscal 2016 USD ($)	Jan. 28, 2012 Line of credit European and Australian asset-based revolving credit facility, expires fiscal 2016 USD ($)		Jul. 30, 2011 Line of credit European and Australian asset-based revolving credit facility, expires fiscal 2016 USD ($)	Jan. 29, 2011 Line of credit European and Australian asset-based revolving credit facility, expires fiscal 2016 USD ($)		Jan. 28, 2012 Line of credit Secured term loan facility, due fiscal 2016 USD ($)		Jan. 29, 2011 Line of credit Secured term loan facility, due fiscal 2016 USD ($)
Debt Instrument [Line Items]
Short-term borrowings																																																																																																																			$ 14	$ 9	[1]	$ 0	$ 0	[1]
Long-term debt									75	81	61	89	84	156	168	127	184	175	546	547	348	573	555	95	95	60	100	97	399	[2]	398	[2],[3]	397	[2]	396	[3]	154	166	[4]	194	177	[4]									680	[5]	683	[5]	686	[5]	363	[5]	365	[5]	358	[5]	348	[5]	932	[5]	931	[5],[6]	930	[5]	929	[6]	717	[7]	717	[7]	716	[7]	716	[7]	393	[5]	394	[5],[8]	396	[5]	0	[5],[8]	221	[9]	0	[9]	0	[9]	404	[2]	404	[2],[3]	404	[2]	405	[3]	22	[10]	22	[10],[11]	22	[10]	22	[11]	153	147	128	123							116	[12]	0	[12]	108	[12]	0	[5]	0	[5]	173	[5]	0	[5]	0	0	[13]	33	0	[13]	683	[5]	687	[5]
Debt, stated interest rate (percent)																													7.88%		7.88%		7.88%		7.88%								1.85%	1.85%	1.85%	1.85%	2.85%	2.85%	2.85%	2.85%							7.38%		7.38%		7.38%		7.38%		10.75%		10.75%		10.75%		10.75%		8.50%		8.50%		8.50%		8.50%																7.38%		7.38%		7.38%		7.38%		8.75%		8.75%		8.75%		8.75%
Capital lease obligations	38		43		43		54
Long-term debt	5,464		5,161		5,534		5,288
Less current portion	985	[14]	315	[14],[15]	171	[14]	570	[15]	75	81				156	168				546					95
Long-term debt	$ 4,479	[16]	$ 4,846	[16]	$ 5,363	[16]	$ 4,718	[16]

[1]	Pursuant to the acquisition of Labuan on October 31, 2011, the Company, as of January 28, 2012, reported borrowings under uncommitted lines of credit for the joint venture, which has been included in Accrued expenses and other current liabilities on our Consolidated Balance Sheet.
[2]	Represents obligations of Toys "R" Us, Inc. (the "Parent Company") legal entity.
[3]	Represents obligations of Toys "R" Us, Inc. (the "Parent Company") legal entity. For further details on parent company information, refer to Schedule I-Parent Company Condensed Financial Statements and Notes to the Condensed Financial Statements.
[4]	On February 28, 2011, Toys-Japan entered into an additional bank loan with a financial institution totaling ¥1.0 billion ($13 million at January 28, 2012). Commencing in January 2012, Toys-Japan is required to make annual principal payments of approximately ¥1.6 billion ($21 million at January 28, 2012). As such, this amount has been classified as Current portion of long-term debt on our Consolidated Balance Sheet as of January 28, 2012.
[5]	Represents obligations of Toys "R" Us-Delaware, Inc. ("Toys-Delaware").
[6]	Represents obligations of Toys "R" Us Property Company I, LLC ("TRU Propco I") and its subsidiaries.
[7]	Represents obligations of Toys "R" Us Property Company II, LLC ("TRU Propco II").
[8]	On May 25, 2011, Toys-Delaware and certain of its subsidiaries issued the Incremental Secured Term Loan. Pursuant to the terms of the agreement, Toys-Delaware is required to make quarterly principal payments equal to 0.25% ($4 million per year) of the original principal amount of the loan. As such, this amount has been classified as Current portion of Long-term debt on our Consolidated Balance Sheet as of January 28, 2012.
[9]	On April 10, 2012, Toys-Delaware and certain of its subsidiaries issued a new tranche of term loans in an aggregate principal amount of $225 million due fiscal 2018 ("Second Incremental Secured Term Loan"). Pursuant to the terms of the agreement, Toys-Delaware is required to make quarterly principal payments equal to 0.25% ($2.25 million per year) of the original principal amount of the loan. As such, this amount has been classified as Current portion of Long-term debt on our Condensed Consolidated Balance Sheet as of July 28, 2012.
[10]	Represents obligations of Toys "R" Us, Inc. and Toys-Delaware.
[11]	Represents obligations of the Parent Company and Toys-Delaware.
[12]	Toys "R" Us-Japan, Ltd. ("Toys-Japan") currently has an agreement with a syndicate of financial institutions, which includes two unsecured loan commitment lines of credit ("Tranche 1" and "Tranche 2"). On June 25, 2012, Toys-Japan amended the terms under Tranche 1 and entered into an agreement to refinance Tranche 2 of its committed lines of credit.
[13]	On March 8, 2011, certain of our foreign subsidiaries amended and restated the credit agreement to extend the maturity date of the facility and amend certain other provisions.
[14]	Current portion of Long-term debt as of July 28, 2012 is primarily comprised of $546 million of U.K. real estate senior credit facility due April 7, 2013; $156 million of our Spanish real estate credit facility due February 1, 2013; $95 million of our U.K. real estate junior credit facility due April 7, 2013; and $75 million of our French real estate credit facility due February 1, 2013.
[15]	Current portion of Long-term debt as of January 28, 2012 is primarily comprised of $168 million of our Spanish real estate credit facility and $81 million of our French real estate credit facility due 2012. Current portion of Long-term debt as of January 29, 2011 was primarily comprised of $503 million of the 2011 notes, which were redeemed on June 24, 2011.
[16]	We maintain derivative instruments on certain of our long-term debt, which impact our effective interest rates. Refer to Note 3 entitled "DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES" for further details.

Short-term borrowings and Long-term debt - Additional Information (Detail)	6 Months Ended				12 Months Ended																		6 Months Ended		6 Months Ended	12 Months Ended											6 Months Ended	12 Months Ended					12 Months Ended			12 Months Ended					12 Months Ended					12 Months Ended					6 Months Ended		12 Months Ended												6 Months Ended		12 Months Ended	6 Months Ended											12 Months Ended					1 Months Ended	6 Months Ended																			12 Months Ended						12 Months Ended						12 Months Ended									12 Months Ended												12 Months Ended											12 Months Ended		6 Months Ended		12 Months Ended							12 Months Ended					12 Months Ended									12 Months Ended												1 Months Ended	6 Months Ended	12 Months Ended							12 Months Ended										12 Months Ended										12 Months Ended
	Jul. 28, 2012 USD ($)		Jul. 30, 2011 USD ($)		Jan. 28, 2012 USD ($)		Jan. 29, 2011 USD ($)		Jan. 30, 2010 USD ($)	Jan. 29, 2009 USD ($)	Jul. 28, 2012 Significant Unobservable Inputs (Level 3) USD ($)	Jan. 28, 2012 Significant Unobservable Inputs (Level 3) USD ($)	Jul. 30, 2011 Significant Unobservable Inputs (Level 3) USD ($)	Jul. 28, 2012 Parent company USD ($)	Jan. 28, 2012 Parent company USD ($)		Jan. 29, 2011 Parent company USD ($)		Jan. 30, 2010 Parent company USD ($)	Jan. 29, 2009 Parent company USD ($)	Jan. 28, 2012 Toys Labuan Holdings Limited	Oct. 31, 2011 Toys Labuan Holdings Limited	Jul. 28, 2012 10.375% senior notes due fiscal 2017 Subsequent Event USD ($)	Aug. 01, 2012 10.375% senior notes due fiscal 2017 Subsequent Event USD ($)	Jul. 28, 2012 10.375% senior notes due fiscal 2017 Subsequent Event Maximum	Jan. 28, 2012 7.875% senior notes, due fiscal 2013 USD ($)		Jul. 28, 2012 7.875% senior notes, due fiscal 2013 USD ($)		Jul. 30, 2011 7.875% senior notes, due fiscal 2013 USD ($)		Jan. 29, 2011 7.875% senior notes, due fiscal 2013 USD ($)		Jan. 28, 2012 7.875% senior notes, due fiscal 2013 Parent company USD ($)	Jan. 29, 2011 7.875% senior notes, due fiscal 2013 Parent company USD ($)	Aug. 01, 2012 7.875% senior notes, due fiscal 2013 Subsequent Event USD ($)	Jul. 28, 2012 7.875% senior notes, due fiscal 2013 Subsequent Event Maximum USD ($)	Jan. 28, 2012 U.K. real estate senior credit facility, due fiscal 2013 USD ($)	Jan. 28, 2012 U.K. real estate senior credit facility, due fiscal 2013 GBP (£)	Jul. 28, 2012 U.K. real estate senior credit facility, due fiscal 2013 USD ($)	Jul. 30, 2011 U.K. real estate senior credit facility, due fiscal 2013 USD ($)	Jan. 29, 2011 U.K. real estate senior credit facility, due fiscal 2013 USD ($)	Jan. 28, 2012 U.K. real estate senior credit facility, due fiscal 2013 Commercial Mortgage Backed Securities Vanwall USD ($)	Jan. 28, 2012 U.K. real estate senior credit facility, due fiscal 2013 Commercial Mortgage Backed Securities Vanwall GBP (£)	Jan. 29, 2011 U.K. real estate senior credit facility, due fiscal 2013 Commercial Mortgage Backed Securities Vanwall USD ($)	Jan. 28, 2012 Spanish real estate credit facility, due fiscal 2012 USD ($)	Jan. 28, 2012 Spanish real estate credit facility, due fiscal 2012 EUR (€)	Jul. 28, 2012 Spanish real estate credit facility, due fiscal 2012 USD ($)	Jul. 30, 2011 Spanish real estate credit facility, due fiscal 2012 USD ($)	Jan. 29, 2011 Spanish real estate credit facility, due fiscal 2012 USD ($)	Jan. 28, 2012 U.K. real estate junior credit facility, due fiscal 2013 USD ($)	Jan. 28, 2012 U.K. real estate junior credit facility, due fiscal 2013 GBP (£)	Jul. 28, 2012 U.K. real estate junior credit facility, due fiscal 2013 USD ($)	Jul. 30, 2011 U.K. real estate junior credit facility, due fiscal 2013 USD ($)	Jan. 29, 2011 U.K. real estate junior credit facility, due fiscal 2013 USD ($)	Jan. 28, 2012 French real estate credit facility, due fiscal 2012 USD ($)	Jan. 28, 2012 French real estate credit facility, due fiscal 2012 EUR (€)	Jul. 28, 2012 French real estate credit facility, due fiscal 2012 USD ($)	Jul. 30, 2011 French real estate credit facility, due fiscal 2012 USD ($)	Jan. 29, 2011 French real estate credit facility, due fiscal 2012 USD ($)	Jul. 28, 2012 Labuan uncommitted lines of credit Line of credit USD ($)	Jul. 28, 2012 Labuan uncommitted lines of credit Line of credit HKD	Jan. 28, 2012 Labuan uncommitted lines of credit Line of credit USD ($)		Jan. 28, 2012 Labuan uncommitted lines of credit Line of credit HKD	Jul. 30, 2011 Labuan uncommitted lines of credit Line of credit USD ($)	Jan. 29, 2011 Labuan uncommitted lines of credit Line of credit USD ($)		Jul. 28, 2012 Toys-Japan unsecured credit lines, expires fiscals 2013-2014 Line of credit USD ($)		Jan. 28, 2012 Toys-Japan unsecured credit lines, expires fiscals 2013-2014 Line of credit USD ($)		Jul. 30, 2011 Toys-Japan unsecured credit lines, expires fiscals 2013-2014 Line of credit USD ($)		Jul. 28, 2012 Toys-Japan unsecured credit lines, expires fiscals 2013-2014 Line of credit Tranche 2 USD ($)	Jul. 28, 2012 Toys-Japan unsecured credit lines, expires fiscals 2013-2014 Line of credit Tranche 2 JPY (¥)	Jan. 28, 2012 Toys-Japan unsecured credit lines, expires fiscals 2013-2014 Line of credit Tranche 2 USD ($)	Jul. 28, 2012 Toys-Japan unsecured credit lines, expires fiscals 2013-2014 Line of credit Tranche 1 USD ($)	Jul. 28, 2012 Toys-Japan unsecured credit lines, expires fiscals 2013-2014 Line of credit Tranche 1 JPY (¥)	Jul. 28, 2012 Toys-Japan uncommitted line of credit Line of credit USD ($)	Jul. 28, 2012 Toys-Japan uncommitted line of credit Line of credit JPY (¥)	Jan. 28, 2012 Toys-Japan uncommitted line of credit Line of credit USD ($)	Jan. 28, 2012 Toys-Japan uncommitted line of credit Line of credit JPY (¥)	Jul. 28, 2012 Toys-Japan unsecured credit lines expires fiscals 2012-2013 Line of credit USD ($)	Jan. 28, 2012 Toys-Japan unsecured credit lines expires fiscals 2012-2013 Line of credit USD ($)		Jan. 29, 2011 Toys-Japan unsecured credit lines expires fiscals 2012-2013 Line of credit USD ($)		Jan. 28, 2012 Toys-Japan unsecured credit lines expires fiscals 2012-2013 Line of credit Tranche 2 USD ($)	Jan. 28, 2012 Toys-Japan unsecured credit lines expires fiscals 2012-2013 Line of credit Tranche 2 JPY (¥)	Jan. 28, 2012 Toys-Japan unsecured credit lines expires fiscals 2012-2013 Line of credit Tranche 1 USD ($)	Jan. 28, 2012 Toys-Japan unsecured credit lines expires fiscals 2012-2013 Line of credit Tranche 1 JPY (¥)	Jan. 28, 2012 Toys-Japan unsecured credit lines expires fiscals 2012-2013 Line of credit Tranche 1 Other assets USD ($)	Apr. 10, 2012 Second incremental secured term loan facility, due fiscal 2018 USD ($)	Jul. 28, 2012 Second incremental secured term loan facility, due fiscal 2018 USD ($)	Jan. 28, 2012 Second incremental secured term loan facility, due fiscal 2018 USD ($)		Jul. 30, 2011 Second incremental secured term loan facility, due fiscal 2018 USD ($)		Jul. 28, 2012 Toys-Japan 1.85%-2.85% loans due fiscals 2012-2016 USD ($)	Jan. 28, 2012 Toys-Japan 1.85%-2.85% loans due fiscals 2012-2016 USD ($)		Jul. 30, 2011 Toys-Japan 1.85%-2.85% loans due fiscals 2012-2016 USD ($)	Jan. 29, 2011 Toys-Japan 1.85%-2.85% loans due fiscals 2012-2016 USD ($)		Jul. 28, 2012 Toys-Japan 1.85%-2.85% loans due fiscals 2012-2016 Minimum	Jan. 28, 2012 Toys-Japan 1.85%-2.85% loans due fiscals 2012-2016 Minimum	Jul. 30, 2011 Toys-Japan 1.85%-2.85% loans due fiscals 2012-2016 Minimum	Jan. 29, 2011 Toys-Japan 1.85%-2.85% loans due fiscals 2012-2016 Minimum	Jul. 28, 2012 Toys-Japan 1.85%-2.85% loans due fiscals 2012-2016 Maximum	Jan. 28, 2012 Toys-Japan 1.85%-2.85% loans due fiscals 2012-2016 Maximum	Jul. 30, 2011 Toys-Japan 1.85%-2.85% loans due fiscals 2012-2016 Maximum	Jan. 29, 2011 Toys-Japan 1.85%-2.85% loans due fiscals 2012-2016 Maximum	Jan. 28, 2012 Toys-Japan 1.85%-2.85% loans due fiscals 2012-2016 Debt instrument matures on February 25, 2016 USD ($)	Jan. 28, 2012 Toys-Japan 1.85%-2.85% loans due fiscals 2012-2016 Debt instrument matures on February 25, 2016 JPY (¥)	Jan. 28, 2012 Toys-Japan 1.85%-2.85% loans due fiscals 2012-2016 Debt instrument matured loans Long term debt and current portion of long term debt, book value	Jan. 28, 2012 Toys-Japan 1.85%-2.85% loans due fiscals 2012-2016 Debt Instrument Matures On January 29, 2016 USD ($)	Jan. 28, 2012 Toys-Japan 1.85%-2.85% loans due fiscals 2012-2016 Debt Instrument Matures On January 29, 2016 JPY (¥)	Jan. 17, 2012 Toys-Japan 1.85%-2.85% loans due fiscals 2012-2016 Debt Instrument Matures On January 29, 2016 Interest Rate Swaps	Jan. 28, 2012 Toys-Japan 1.85%-2.85% loans due fiscals 2012-2016 Debt Instrument Matures On January 29, 2016 Long term debt and current portion of long term debt, book value USD ($)	Jan. 28, 2012 Toys-Japan 1.85%-2.85% loans due fiscals 2012-2016 Debt Instrument Matures On January 29, 2016 Long term debt and current portion of long term debt, book value JPY (¥)	Jan. 28, 2012 Toys-Japan 1.85%-2.85% loans due fiscals 2012-2016 Debt instrument matures on February 25, 2016 USD ($)	Jan. 28, 2012 Toys-Japan 1.85%-2.85% loans due fiscals 2012-2016 Debt instrument matures on February 25, 2016 JPY (¥)	Jan. 28, 2012 Toys-Japan 1.85%-2.85% loans due fiscals 2012-2016 DebtInstrument Remaining Loans [Member] USD ($)	Jan. 28, 2012 Toys-Japan 1.85%-2.85% loans due fiscals 2012-2016 DebtInstrument Remaining Loans [Member] Other assets USD ($)	Jan. 28, 2012 Incremental secured term loan facility, due fiscal 2018 USD ($)		Jul. 28, 2012 Incremental secured term loan facility, due fiscal 2018 USD ($)		Jul. 30, 2011 Incremental secured term loan facility, due fiscal 2018 USD ($)		Jan. 29, 2011 Incremental secured term loan facility, due fiscal 2018 USD ($)		Jan. 28, 2012 Incremental secured term loan facility, due fiscal 2018 KKR USD ($)	May 25, 2012 Incremental secured term loan facility, due fiscal 2018 Long term debt and current portion of long term debt, book value USD ($)	May 25, 2011 Incremental secured term loan facility, due fiscal 2018 Long term debt and current portion of long term debt, book value	Jan. 28, 2012 Incremental secured term loan facility, due fiscal 2018 Other assets USD ($)	Jan. 28, 2012 7.625% notes, due fiscal 2011 USD ($)		Jun. 24, 2011 7.625% notes, due fiscal 2011 USD ($)	Jan. 29, 2011 7.625% notes, due fiscal 2011 USD ($)		Jan. 28, 2012 7.625% notes, due fiscal 2011 Parent company USD ($)		Jan. 29, 2011 7.625% notes, due fiscal 2011 Parent company USD ($)		Jan. 29, 2011 Secured Revolving Credit Facility Expires Fiscal 2015 USD ($)	Jan. 28, 2012 Secured Revolving Credit Facility Expires Fiscal 2015 Line of credit USD ($)		Jul. 28, 2012 Secured Revolving Credit Facility Expires Fiscal 2015 Line of credit USD ($)		Jul. 30, 2011 Secured Revolving Credit Facility Expires Fiscal 2015 Line of credit USD ($)		Jan. 29, 2011 Secured Revolving Credit Facility Expires Fiscal 2015 Line of credit USD ($)		Jan. 28, 2012 Secured Revolving Credit Facility Expires Fiscal 2015 Line of credit ABL Facility USD ($)	Jan. 28, 2012 Secured Revolving Credit Facility Expires Fiscal 2015 Line of credit Other assets ABL Facility USD ($)	Jan. 28, 2012 Secured Revolving Credit Facility Expires Fiscal 2015 Line of credit Minimum USD ($)	Jan. 28, 2012 Secured Revolving Credit Facility Expires Fiscal 2015 Line of credit Maximum	Jul. 28, 2012 European and Australian asset-based revolving credit facility, expires fiscal 2016 Line of credit USD ($)	Jul. 28, 2012 European and Australian asset-based revolving credit facility, expires fiscal 2016 Line of credit GBP (£)	Jan. 28, 2012 European and Australian asset-based revolving credit facility, expires fiscal 2016 Line of credit USD ($)	Jan. 28, 2012 European and Australian asset-based revolving credit facility, expires fiscal 2016 Line of credit GBP (£)	Jul. 30, 2011 European and Australian asset-based revolving credit facility, expires fiscal 2016 Line of credit USD ($)	Mar. 08, 2011 European and Australian asset-based revolving credit facility, expires fiscal 2016 Line of credit GBP (£)	Jan. 29, 2011 European and Australian asset-based revolving credit facility, expires fiscal 2016 Line of credit USD ($)		Jan. 28, 2012 European and Australian asset-based revolving credit facility, expires fiscal 2016 Line of credit Other assets USD ($)	Jan. 28, 2012 European and Australian asset-based revolving credit facility, expires fiscal 2016 Line of credit Minimum	Jan. 28, 2012 European and Australian asset-based revolving credit facility, expires fiscal 2016 Line of credit Maximum	Jan. 28, 2012 European and Australian asset-based revolving credit facility, expires fiscal 2016 Line of credit Mid	Jan. 28, 2012 French and Spanish Real Estate Credit Facilities due Fiscal Two Thousand and Twelve [Member] Other assets USD ($)	Jan. 28, 2012 United Kingdom Real Estate Senior and Junior Credit Facilities due Fiscal Two Thousand and Thirteen [Member] Other assets USD ($)	Jan. 28, 2012 7.375% senior secured notes, due fiscal 2016 USD ($)	Jul. 28, 2012 7.375% senior secured notes, due fiscal 2016 USD ($)		Jul. 30, 2011 7.375% senior secured notes, due fiscal 2016 USD ($)		Jan. 29, 2011 7.375% senior secured notes, due fiscal 2016 USD ($)		Jan. 29, 2011 7.375% senior secured notes, due fiscal 2016 KKR USD ($)	Jan. 28, 2012 7.375% senior secured notes, due fiscal 2016 Other assets USD ($)	Jan. 28, 2012 Secured term loan facility, due fiscal 2016 USD ($)	Jul. 28, 2012 Secured term loan facility, due fiscal 2016 USD ($)		Jul. 30, 2011 Secured term loan facility, due fiscal 2016 USD ($)		Jan. 28, 2012 Secured term loan facility, due fiscal 2016 KKR	Jan. 29, 2011 Secured term loan facility, due fiscal 2016 KKR	Jan. 28, 2012 Secured term loan facility, due fiscal 2016 Other assets USD ($)	Jan. 28, 2012 Secured term loan facility, due fiscal 2016 Line of credit USD ($)		Jan. 29, 2011 Secured term loan facility, due fiscal 2016 Line of credit USD ($)		Jun. 28, 2012 10.750% senior notes, due fiscal 2017 USD ($)	Jul. 28, 2012 10.750% senior notes, due fiscal 2017 USD ($)	Jan. 28, 2012 10.750% senior notes, due fiscal 2017 USD ($)		Jul. 30, 2011 10.750% senior notes, due fiscal 2017 USD ($)		Jan. 29, 2011 10.750% senior notes, due fiscal 2017 USD ($)		Jan. 28, 2012 10.750% senior notes, due fiscal 2017 Other assets USD ($)	Jan. 28, 2012 8.500% senior secured notes, due fiscal 2017 USD ($)	Jul. 28, 2012 8.500% senior secured notes, due fiscal 2017 USD ($)		Jul. 30, 2011 8.500% senior secured notes, due fiscal 2017 USD ($)		Jan. 29, 2011 8.500% senior secured notes, due fiscal 2017 USD ($)		Jan. 29, 2011 8.500% senior secured notes, due fiscal 2017 KKR	Jan. 28, 2012 8.500% senior secured notes, due fiscal 2017 Other assets USD ($)	Jan. 28, 2012 8.500% senior secured notes, due fiscal 2017 Minimum KKR	Jan. 28, 2012 7.375% senior notes, due fiscal 2018 USD ($)		Jul. 28, 2012 7.375% senior notes, due fiscal 2018 USD ($)		Jul. 30, 2011 7.375% senior notes, due fiscal 2018 USD ($)		Jan. 29, 2011 7.375% senior notes, due fiscal 2018 USD ($)		Jan. 28, 2012 7.375% senior notes, due fiscal 2018 Parent company USD ($)	Jan. 29, 2011 7.375% senior notes, due fiscal 2018 Parent company USD ($)	Jan. 28, 2012 8.750% debentures, due fiscal 2021 USD ($)		Jul. 28, 2012 8.750% debentures, due fiscal 2021 USD ($)		Jul. 30, 2011 8.750% debentures, due fiscal 2021 USD ($)		Jan. 29, 2011 8.750% debentures, due fiscal 2021 USD ($)		Jan. 28, 2012 8.750% debentures, due fiscal 2021 Parent company USD ($)		Jan. 29, 2011 8.750% debentures, due fiscal 2021 Parent company USD ($)		Apr. 10, 2012 Aggregate secured term loan facility USD ($)
Debt Instrument [Line Items]
Debt instrument, face amount																								$ 450,000,000		$ 400,000,000										$ 400,000,000								£ 355,800,000																																																		$ 225,000,000																				$ 13,000,000	¥ 1,000,000,000		$ 150,000,000	¥ 11,500,000,000				$ 13,000,000	¥ 1,000,000,000			$ 400,000,000																																																									$ 700,000,000														$ 950,000,000							$ 725,000,000										$ 400,000,000										$ 200,000,000												$ 1,300,000,000
Debt instrument periodic payment percentage of principal amount																																																																																														0.25%	0.25%																																									0.25%																																															0.25%
Debt instrument periodic principal payment																																																																																														2,250,000	2,250,000																									21,000,000	1,600,000,000														4,000,000																																																7,000,000
Current portion of Long-term	985,000,000	[1]	171,000,000	[1]	315,000,000	[1],[2]	570,000,000	[2]							0	[3]	503,000,000	[3]																						546,000,000						168,000,000		156,000,000					95,000,000			81,000,000		75,000,000																																																																																			503,000,000
Net assets under debt restrictions	628,000,000				858,000,000
Liquidity available														540,000,000
Cash and cash equivalents	531,000,000		356,000,000		701,000,000		1,013,000,000		1,126,000,000	783,000,000				190,000,000	53,000,000		226,000,000		196,000,000	212,000,000
Short-term intercompany receivables														350,000,000
Long-term debt, carrying value	5,464,000,000		5,534,000,000		5,161,000,000		5,288,000,000								824,000,000		1,326,000,000
Long-term debt, fair value	5,400,000,000		5,700,000,000		5,200,000,000		5,400,000,000								789,000,000		1,351,000,000
Debt instrument, fair value											1,200,000,000	1,100,000,000	1,500,000,000
Short term borrowings																																																													14,000,000		9,000,000	[4]		0	0	[4]
Credit Facility, additional Borrowing Capacity																																																													42,000,000	323,000,000	33,000,000		255,000,000										153,000,000	12,000,000,000		164,000,000	12,900,000,000	36,000,000	2,800,000,000	37,000,000	2,800,000,000						130,000,000	10,000,000,000	194,000,000	14,900,000,000																																																								1,850,000,000												217,000,000	138,000,000	217,000,000	138,000,000		128,000,000
Credit Facility, Amount Outstanding																																																													14,000,000		9,000,000												64,000,000			52,000,000
Bank guarantees																																																													3,000,000		3,000,000
Credit Facility, Remaining Borrowing Capacity																																																													25,000,000		21,000,000												89,000,000			112,000,000											130,000,000		194,000,000																																																									910,000,000		905,000,000										147,000,000		84,000,000
Average interest rate on the drawn borrowings																																																													1.99%	1.99%	2.52%		2.52%
Debt, carrying amount																										398,000,000	[5],[6]	399,000,000	[6]	397,000,000	[6]	396,000,000	[5]	398,000,000	396,000,000			547,000,000	348,000,000	546,000,000	573,000,000	555,000,000				168,000,000	127,000,000	156,000,000	184,000,000	175,000,000	95,000,000	60,000,000	95,000,000	100,000,000	97,000,000	81,000,000	61,000,000	75,000,000	89,000,000	84,000,000									116,000,000	[7]	0	[7]	108,000,000	[7]										0	0	[8]	17,000,000	[8]							221,000,000 [9]	0	[9]	0	[9]	154,000,000	166,000,000	[10]	194,000,000	177,000,000	[10]																			24,000,000		394,000,000	[11],[12]	393,000,000	[11]	396,000,000	[11]	0	[11],[12]					0	[13],[5]		503,000,000	[13],[5]	0	[14]	503,000,000	[14]		0	[11]	0	[11]	173,000,000	[11]	0	[11]					0		0 [15]		33,000,000		0	[15]							365,000,000 [11]	363,000,000	[11]	358,000,000	[11]	348,000,000	[11]			683,000,000 [11]	680,000,000	[11]	686,000,000	[11]				683,000,000	[11]	687,000,000	[11]		932,000,000 [11]	931,000,000	[11],[16]	930,000,000	[11]	929,000,000	[16]		717,000,000 [17]	717,000,000	[17]	716,000,000	[17]	716,000,000	[17]				404,000,000	[5],[6]	404,000,000	[6]	404,000,000	[6]	405,000,000	[5]	404,000,000	405,000,000	22,000,000	[18],[19]	22,000,000	[19]	22,000,000	[19]	22,000,000	[18]	22,000,000	[19]	22,000,000	[19]
Debt Instrument, Maturity Date																										Apr 15, 2013												Apr 7, 2013	Apr 7, 2013							Feb 1, 2013	Feb 1, 2013				Apr 7, 2013	Apr 7, 2013				Feb 1, 2013	Feb 1, 2013																		Jun 27, 2014	Jun 27, 2014		Jun 28, 2013	Jun 28, 2013										Jun 27, 2014	Jun 27, 2014	Jun 30, 2013	Jun 30, 2013																						Feb 25, 2016	Feb 25, 2016	Jan 17, 2011	Jan 29, 2016									May 25, 2018																						Aug 10, 2015												Mar 8, 2016	Mar 8, 2016	Mar 8, 2016																																																				Oct 15, 2018										Sep 1, 2021
Basis Spread On Variable Rate																																														1.50%	1.50%				2.25%	2.25%				1.50%	1.50%																		0.80%	0.80%		0.80%	0.80%	0.50%	0.50%	0.50%	0.50%						0.80%	0.80%	0.90%	0.90%			3.75%																						1.50%									3.75%																																2.50%	3.00%										2.25%	2.75%	2.50%												4.50%
Letters of credit outstanding, amount																																																																																																																																																				100,000,000		100,000,000
Credit Facility, Current Borrowing Capacity																																																																																																																																																						1,030,000,000						1,035,000,000
Minimum excess availability covenant																																																																																																																																																						125,000,000								125,000,000
Aggregate debt amount offered to be purchased																																																																																																																																																																																																				33,000,000	25,000,000
Cash value of principal amount																																																																																																																																																																																																				32,000,000
Cash distribution																																																																																																																																																																																																			32,000,000		25,000,000
Debt Instrument, Tender Closing Date																																																																																																																																																																																																				Jun 13, 2012																												Nov 30, 2006
Debt Instrument, Discount																							5,000,000			7,000,000																																																																					5,000,000																															4,000,000																																																									11,000,000														25,000,000							10,000,000										2,000,000
Gross proceeds																																																																																															220,000,000																															396,000,000																																																									689,000,000																					715,000,000
Debt Issuance Cost paid	5,000,000		14,000,000		14,000,000		73,000,000		110,000,000														14,000,000																																																						1,000,000																		5,000,000																						3,000,000									7,000,000																					19,000,000															6,000,000												11,000,000									15,000,000
Aggregate, investment value																							15,000,000																																																																								7,000,000																																							41,000,000																																															5,000,000
Debt instrument, step-down percentage																																																																																															0.25%																															0.25%																																																									0.25%
Debt Instrument, Interest Rate																																																																																															1.50%																															1.50%																																																									1.50%
Debt Instrument, Remaining Premium																																																																																															1.00%																															1.00%
Gross proceeds from issuance of debt																							445,000,000			393,000,000																																																																																																																																																																											925,000,000																	398,000,000
Deferred debt issuance cost																																					1,000,000
Changes of Control of Principal Amount (Percent)																							101.00%																																																																																																																																																																101.00%														101.00%							101.00%
Notes redeemable percentage																							40.00%																																																																																																																																																																35.00%														35.00%							35.00%
Annual interest increase rate																							0.25%
Additional interest on target misses																							0.25%		0.50%
Secured indebtedness					3,100,000,000
Ownership interest																					70.00%	70.00%
Deferred debt issuance costs																																																																																													2,000,000																																2,000,000												6,000,000																				45,000,000											9,000,000				2,000,000	2,000,000									8,000,000								12,000,000													16,000,000									21,000,000		2,000,000
Credit Facility, additional Borrowing Capacity																																																																																																																																																				650,000,000
Interest rate equal to a prime rate plus																																																																																																																																																														1.50%	2.00%
Unused Capacity, Commitment Fee Percentage																																																																																																																																																														0.38%	0.63%										0.38%	0.50%
Excess availability trigger																																																																																																																																																														150,000,000
Ratio of Indebtedness to Net Capital																																																																																																																																																																		1
Redeemed outstanding principal amount																																																																																																																																												519,000,000
Derivative, fixed interest rate																																											4.56%	4.56%																																																																											2.45%
Debt Instrument, Offering Date																										Apr 8, 2003																	Feb 9, 2006	Feb 9, 2006							Feb 8, 2006	Feb 8, 2006																																																																	Jan 17, 2011																																																									Aug 24, 2010																							Jul 9, 2009							Nov 20, 2009										Sep 22, 2003										Aug 29, 1991
Debt, stated interest rate (percent)																										7.88%		7.88%		7.88%		7.88%		7.88%	7.88%																																																																							1.85%	1.85%	1.85%	1.85%	2.85%	2.85%	2.85%	2.85%	1.85%	1.85%																							7.63%			7.63%		7.63%		7.63%																													7.38%	7.38%		7.38%		7.38%																	10.75%	10.75%		10.75%		10.75%			8.50%	8.50%		8.50%		8.50%					7.38%		7.38%		7.38%		7.38%		7.38%	7.38%	8.75%		8.75%		8.75%		8.75%		8.75%		8.75%
Interest coverage ratio																																														1.1	1.1									1.1	1.1
Debt instrument interest rate stated percentage rate																																						5.02%	5.02%			5.02%				4.51%	4.51%			4.51%	6.84%	6.84%			6.84%	4.51%	4.51%			4.51%
Fair value of this interest rate swap																																											22,000,000		34,000,000
Loss on terminated swaps																										(6,000,000)																																																																																																																																																																																												10,000,000
Consolidated Net Tangible Assets (Percent)																										10.00%																																																																																																																																																																																												10.00%
Consolidated Capitalization (Percent)																										15.00%																																																																																																																																																																																												15.00%
Debt Instrument Owned (Percent)																																																																																																																																																																																												5.00%	6.00%																						2.00%		1.00%
Redemption of Principal Amount (Percent)																																																																																																																																																																																							100.00%														100.00%							100.00%
Redemption of Principal Amount Certain Equity Offerings (Percent)																																																																																																																																																																																							107.38%																					108.50%
Accordian Feature Potential Additional Borrowings																																																																																																																																																																																							700,000,000
Redeemable Of Debt Instrument Each (Percent)																																																																																																																																																																																																												10.00%
Redemption of Principal Amount Each (Percent)																																																																																																																																																																																																												103.00%
Debt Instrument, Tender Offering Date																																																																																																																																																																																																																																Nov 2, 2006
Debt Instrument, Tender Aggregate Amount																																																																																																																																																																																																																																$ 178,000,000
Tender Offer of Debt Instrument Purchased (Percent)																																																																																																																																																																																																																																89.20%

[1]	Current portion of Long-term debt as of July 28, 2012 is primarily comprised of $546 million of U.K. real estate senior credit facility due April 7, 2013; $156 million of our Spanish real estate credit facility due February 1, 2013; $95 million of our U.K. real estate junior credit facility due April 7, 2013; and $75 million of our French real estate credit facility due February 1, 2013.
[2]	Current portion of Long-term debt as of January 28, 2012 is primarily comprised of $168 million of our Spanish real estate credit facility and $81 million of our French real estate credit facility due 2012. Current portion of Long-term debt as of January 29, 2011 was primarily comprised of $503 million of the 2011 notes, which were redeemed on June 24, 2011.
[3]	Current portion of Long-term debt as of January 29, 2011 was comprised of $503 million of the 7.625% notes, which were redeemed on June 24, 2011.
[4]	Pursuant to the acquisition of Labuan on October 31, 2011, the Company, as of January 28, 2012, reported borrowings under uncommitted lines of credit for the joint venture, which has been included in Accrued expenses and other current liabilities on our Consolidated Balance Sheet.
[5]	Represents obligations of Toys "R" Us, Inc. (the "Parent Company") legal entity. For further details on parent company information, refer to Schedule I-Parent Company Condensed Financial Statements and Notes to the Condensed Financial Statements.
[6]	Represents obligations of Toys "R" Us, Inc. (the "Parent Company") legal entity.
[7]	Toys "R" Us-Japan, Ltd. ("Toys-Japan") currently has an agreement with a syndicate of financial institutions, which includes two unsecured loan commitment lines of credit ("Tranche 1" and "Tranche 2"). On June 25, 2012, Toys-Japan amended the terms under Tranche 1 and entered into an agreement to refinance Tranche 2 of its committed lines of credit.
[8]	On March 18, 2011, Toys-Japan entered into an agreement to refinance, at maturity, Tranche 2 of its committed lines of credit to extend the maturity date of the agreement and amend certain other provisions.
[9]	On April 10, 2012, Toys-Delaware and certain of its subsidiaries issued a new tranche of term loans in an aggregate principal amount of $225 million due fiscal 2018 ("Second Incremental Secured Term Loan"). Pursuant to the terms of the agreement, Toys-Delaware is required to make quarterly principal payments equal to 0.25% ($2.25 million per year) of the original principal amount of the loan. As such, this amount has been classified as Current portion of Long-term debt on our Condensed Consolidated Balance Sheet as of July 28, 2012.
[10]	On February 28, 2011, Toys-Japan entered into an additional bank loan with a financial institution totaling ¥1.0 billion ($13 million at January 28, 2012). Commencing in January 2012, Toys-Japan is required to make annual principal payments of approximately ¥1.6 billion ($21 million at January 28, 2012). As such, this amount has been classified as Current portion of long-term debt on our Consolidated Balance Sheet as of January 28, 2012.
[11]	Represents obligations of Toys "R" Us-Delaware, Inc. ("Toys-Delaware").
[12]	On May 25, 2011, Toys-Delaware and certain of its subsidiaries issued the Incremental Secured Term Loan. Pursuant to the terms of the agreement, Toys-Delaware is required to make quarterly principal payments equal to 0.25% ($4 million per year) of the original principal amount of the loan. As such, this amount has been classified as Current portion of Long-term debt on our Consolidated Balance Sheet as of January 28, 2012.
[13]	On June 24, 2011, we redeemed the 7.625% notes due fiscal 2011 (the "2011 Notes") with funds received from the net proceeds of a new tranche of term loans in an aggregate principal amount of $400 million ("Incremental Secured Term Loan") and borrowings under our secured revolving credit facility ("ABL Facility").
[14]	On June 24, 2011, the Parent Company received funds from Toys-Delaware from the net proceeds from the Incremental Secured Term Loan along with borrowings under the ABL Facility to redeem the outstanding principal amount of the 7.625% notes due fiscal 2011.
[15]	On March 8, 2011, certain of our foreign subsidiaries amended and restated the credit agreement to extend the maturity date of the facility and amend certain other provisions.
[16]	Represents obligations of Toys "R" Us Property Company I, LLC ("TRU Propco I") and its subsidiaries.
[17]	Represents obligations of Toys "R" Us Property Company II, LLC ("TRU Propco II").
[18]	Represents obligations of the Parent Company and Toys-Delaware.
[19]	Represents obligations of Toys "R" Us, Inc. and Toys-Delaware.

Derivative Instruments and Hedging Activities (Narrative) (Detail) (USD $) In Millions, unless otherwise specified	Jul. 28, 2012 Interest Rate Contracts	Jan. 28, 2012 Interest Rate Contracts	Jul. 30, 2011 Interest Rate Contracts	Jan. 29, 2011 Interest Rate Contracts	Jan. 28, 2012 Interest Rate Contracts Interest Rate Caps	Jul. 28, 2012 Interest Rate Contracts Cash flow hedging	Jul. 28, 2012 Interest Rate Contracts Fair value hedging	Jul. 30, 2011 Interest Rate Contracts Fair value hedging	Jul. 28, 2012 Interest Rate Contracts Fair value hedging	Jul. 30, 2011 Interest Rate Contracts Fair value hedging	Jan. 29, 2011 Interest Rate Contracts Fair value hedging	Jan. 30, 2010 Interest Rate Contracts Fair value hedging	Jul. 28, 2012 Foreign exchange contracts	Jan. 28, 2012 Foreign exchange contracts	Jul. 30, 2011 Foreign exchange contracts	Jan. 29, 2011 Foreign exchange contracts
Derivative Instruments And Hedging Activities [Line Items]
Realized loss on trading securities						$ 1
Gain (loss) on fair value hedge ineffectiveness							3	2	4	3	7	(1)
Derivative, Net Liability Position, Aggregate Fair Value	$ 5	$ 8	$ 10	$ 17									$ 1	$ 0	$ 7	$ 2
Percentage of designated cash flow hedge					40.00%

Net Impact of Effective Portion of Derivatives Designated as Cash Flow Hedges on Accumulated Other Comprehensive Income (Loss) in Statement of Financial Performance (Detail) (USD $)
In Millions, unless otherwise specified	6 Months Ended				12 Months Ended
	Jul. 28, 2012		Jul. 30, 2011		Jan. 28, 2012	Jan. 29, 2011	Jan. 30, 2010
Derivative Instruments [Line Items]
Other comprehensive income (loss)	$ 0		$ (1)		$ (2)	$ 15	$ 10
Interest Rate Contracts | Cash flow hedging
Derivative Instruments [Line Items]
Beginning balance	(2)		0		0	(15)	(25)
Derivative loss - Interest Rate Contracts	0	[1]	(1)	[1]	(2)	(5)	(13)
Gain (loss) reclassified from Accumulated other comprehensive income (loss) - effective portion - Interest Rate Contracts					0	20	23
Other comprehensive income (loss)					(2)	15	10
Ending balance	(2)		(1)		(2)	0	(15)
Interest Rate Contracts | Cash flow hedging | Parent company
Derivative Instruments [Line Items]
Beginning balance			1		1	(19)	(29)
Derivative loss - Interest Rate Contracts					0	0	(14)
Gain (loss) reclassified from Accumulated other comprehensive income (loss) - effective portion - Interest Rate Contracts					0	20	24
Other comprehensive income (loss)					0	20	10
Ending balance					$ 1	$ 1	$ (19)

[1]	Reclassifications from Accumulated other comprehensive income (loss) to Interest expense were nominal for the twenty-six weeks ended July 28, 2012 and July 30, 2011.

Notional Amounts and Related Fair Values of Derivatives Included in Financial Position (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended				6 Months Ended				12 Months Ended
	Jul. 28, 2012		Jul. 30, 2011		Jul. 28, 2012		Jul. 30, 2011		Jan. 28, 2012		Jan. 29, 2011		Jan. 30, 2010
Derivative Instruments, Gain (Loss) [Line Items]
Notional Amount, Assets	$ 2,878	[1]	$ 2,787	[1]	$ 2,878	[1]	$ 2,787	[1]	$ 2,700	[1],[2]	$ 2,392	[2]
Notional Amount, Liabilities	659	[1]	902	[1]	659	[1]	902	[1]	512	[1],[2]	1,056	[2]
Fair Value Assets	24	[1]	13	[1]	24	[1]	13	[1]	18	[1],[2]	6	[2]
Fair Value (Liabilities)	(8)	[1]	(24)	[1]	(8)	[1]	(24)	[1]	(10)	[1],[2]	(19)	[2]
Other assets
Derivative Instruments, Gain (Loss) [Line Items]
Notional Amount, Assets	2,661		2,661		2,661		2,661		2,661		2,311
Fair Value Assets	20		11		20		11		18		6
Other non-current liabilities
Derivative Instruments, Gain (Loss) [Line Items]
Notional Amount, Liabilities	126		522		126		522		223		846
Fair Value (Liabilities)	(2)		(12)		(2)		(12)		(5)		(17)
Accrued expenses and other current liabilities
Derivative Instruments, Gain (Loss) [Line Items]
Notional Amount, Liabilities	533		380		533		380		289		210
Fair Value (Liabilities)	(6)		(12)		(6)		(12)		(5)		(2)
Prepaid expenses and other current assets
Derivative Instruments, Gain (Loss) [Line Items]
Notional Amount, Assets	217		126		217		126		39		81
Fair Value Assets	4		2		4		2		0		0
Interest Rate Contracts | Derivatives not designated for hedge accounting | Other assets
Derivative Instruments, Gain (Loss) [Line Items]
Notional Amount, Assets	1,611		1,611		1,611		1,611		1,611		1,611
Fair Value Assets	0		2		0		2		0		4
Interest Rate Contracts | Derivatives not designated for hedge accounting | Other assets | Parent company
Derivative Instruments, Gain (Loss) [Line Items]
Notional Amount, Assets									1,311		1,311
Fair Value Assets									0		3
Interest Rate Contracts | Derivatives not designated for hedge accounting | Other non-current liabilities
Derivative Instruments, Gain (Loss) [Line Items]
Notional Amount, Liabilities	0		369		0		369		92		353
Fair Value (Liabilities)	0		(10)		0		(10)		(3)		(10)
Interest Rate Contracts | Derivatives not designated for hedge accounting | Accrued expenses and other current liabilities
Derivative Instruments, Gain (Loss) [Line Items]
Notional Amount, Liabilities	323		0		323		0		249		0
Fair Value (Liabilities)	(4)		0		(4)		0		(4)
Interest Rate Contracts | Derivatives designated as cash flow hedges | Cash flow hedging | Other assets
Derivative Instruments, Gain (Loss) [Line Items]
Notional Amount, Assets	700		700		700		700		700		700
Fair Value Assets	0		1		0		1		0		2
Interest Rate Contracts | Derivatives designated as cash flow hedges | Cash flow hedging | Other non-current liabilities
Derivative Instruments, Gain (Loss) [Line Items]
Notional Amount, Liabilities	126		153		126		153		131		143
Fair Value (Liabilities)	(2)		(2)		(2)		(2)		(2)		(2)
Interest Rate Contracts | Derivatives designated as cash flow hedges | Cash flow hedging | Accrued expenses and other current liabilities
Derivative Instruments, Gain (Loss) [Line Items]
Notional Amount, Liabilities	3		0		3		0		0
Fair Value (Liabilities)	0		0		0		0		0
Interest Rate Contracts | Derivatives designated as cash flow hedges | Fair value hedging | Other assets
Derivative Instruments, Gain (Loss) [Line Items]
Notional Amount, Assets	350		350		350		350		350		0
Fair Value Assets	20		8		20		8		18		0
Interest Rate Contracts | Derivatives designated as cash flow hedges | Fair value hedging | Other non-current liabilities
Derivative Instruments, Gain (Loss) [Line Items]
Notional Amount, Liabilities									0		350
Fair Value (Liabilities)									0		(5)
Foreign exchange contracts | Derivatives not designated for hedge accounting | Accrued expenses and other current liabilities
Derivative Instruments, Gain (Loss) [Line Items]
Notional Amount, Liabilities	207		380		207		380		40		210
Fair Value (Liabilities)	(2)		(12)		(2)		(12)		(1)		(2)
Foreign exchange contracts | Derivatives not designated for hedge accounting | Prepaid expenses and other current assets
Derivative Instruments, Gain (Loss) [Line Items]
Notional Amount, Assets	217		126		217		126		39		81
Fair Value Assets	4		2		4		2		0		0
Interest Expense
Derivative Instruments, Gain (Loss) [Line Items]
Total Interest expense	4		4		0		(5)		(2)		(45)		(90)
Interest Expense | Parent company
Derivative Instruments, Gain (Loss) [Line Items]
Total Interest expense									(1)		(35)		(44)
Interest Expense | Derivatives not designated for hedge accounting
Derivative Instruments, Gain (Loss) [Line Items]
Total Interest expense	1		2		(4)		(8)		(8)		(14)		(55)
Interest Expense | Derivatives not designated for hedge accounting | Parent company
Derivative Instruments, Gain (Loss) [Line Items]
Total Interest expense									(1)		(4)		(8)
Interest Expense | Derivatives designated as cash flow hedges | Cash flow hedging
Derivative Instruments, Gain (Loss) [Line Items]
Total Interest expense									0		(30)		(35)
Interest Expense | Derivatives designated as cash flow hedges | Fair value hedging
Derivative Instruments, Gain (Loss) [Line Items]
Gain (loss) recognized in interest expense on hedged item	0		(8)		2		(9)		(16)		2		0
Total Interest expense	3		2		4		3		6		(1)		0
Interest Expense | Interest Rate Contracts | Derivatives not designated for hedge accounting
Derivative Instruments, Gain (Loss) [Line Items]
Gain (Loss) on the change in fair value of derivative	2		(2)		3		(1)		(1)		(6)		(3)
Interest Expense | Interest Rate Contracts | Derivatives not designated for hedge accounting | Parent company
Derivative Instruments, Gain (Loss) [Line Items]
Gain (Loss) on the change in fair value of derivative									(3)		(5)		2
Interest Expense | Interest Rate Contracts | Derivatives designated as cash flow hedges | Cash flow hedging
Derivative Instruments, Gain (Loss) [Line Items]
Loss reclassified from Accumulated other comprehensive income (loss) (effective portion) - Interest Rate Contracts									(1)		(31)		(36)
Gain amortized from terminated cash flow hedges									1		1		1
Interest Expense | Interest Rate Contracts | Derivatives designated as cash flow hedges | Cash flow hedging | Parent company
Derivative Instruments, Gain (Loss) [Line Items]
Loss reclassified from Accumulated other comprehensive income (loss) (effective portion) - Interest Rate Contracts									0	[3]	(31)	[3]	(36)	[3]
Interest Expense | Interest Rate Contracts | Derivatives designated as cash flow hedges | Fair value hedging
Derivative Instruments, Gain (Loss) [Line Items]
Amortization of swap basis adjustment									(1)		0		0
Gain (loss) on the change in fair value	3		10		2		12		23		(3)		0
Interest Expense | Inter company loan | Derivatives not designated for hedge accounting
Derivative Instruments, Gain (Loss) [Line Items]
Gain (Loss) on the change in fair value of derivative	(7)	[4]	1	[4]	(10)	[4]	6	[4]	(4)	[5]	(10)	[5]	(28)	[5]
Interest Expense | Inter company loan | Derivatives not designated for hedge accounting | Parent company
Derivative Instruments, Gain (Loss) [Line Items]
Gain (Loss) on the change in fair value of derivative									2	[6]	1	[6]	(10)	[6]
Interest Expense | Merchandise purchases | Derivatives not designated for hedge accounting
Derivative Instruments, Gain (Loss) [Line Items]
Gain (Loss) on the change in fair value of derivative	$ 6		$ 3		$ 3		$ (13)		$ (3)		$ 2		$ (24)

[1]	Refer to Note 4 entitled "Fair value measurements" for the fair value of our derivative instruments classified within the fair value hierarchy.
[2]	Refer to Note 4 "FAIR VALUE MEASUREMENTS" for the fair value of our derivative instruments classified within the fair value hierarchy.
[3]	Reclassifications from Accumulated other comprehensive income (loss) to Interest expense, net, primarily relate to the amortization of gains (losses) recorded on de-designated contracts.
[4]	Gains and losses related to our short-term, intercompany loan foreign exchange contracts are recorded in Interest expense, in addition to the corresponding foreign exchange gains and losses related to our short-term, cross-currency intercompany loans.
[5]	Gains and losses related to our short-term, intercompany loan foreign exchange contracts are recorded in Interest expense, in addition to the corresponding foreign exchange gains and losses related to our short-term, cross-currency intercompany loans. For further details related to gains and losses resulting from foreign currency transactions, refer to Note 1 entitled "SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES."
[6]	Gains and losses related to our short-term, intercompany loan foreign exchange contracts are recorded in Interest expense, net, in addition to the corresponding foreign exchange gains and losses related to our short-term, cross-currency intercompany loans. For further details related to gains and losses resulting from foreign currency transactions, refer to Note 1 to our Consolidated Financial Statements entitled "SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES."

Fair Value Hierarchy Recurring and Non-recurring (Detail) (USD $) In Millions, unless otherwise specified	Jul. 28, 2012 Recurring	Jan. 28, 2012 Recurring	Jul. 30, 2011 Recurring	Jan. 29, 2011 Recurring	Jul. 28, 2012 Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1) Recurring	Jan. 28, 2012 Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1) Recurring	Jul. 30, 2011 Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1) Recurring	Jan. 29, 2011 Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1) Recurring	Jul. 28, 2012 Significant Other Observable Inputs (Level 2) Recurring	Jan. 28, 2012 Significant Other Observable Inputs (Level 2) Recurring	Jul. 30, 2011 Significant Other Observable Inputs (Level 2) Recurring	Jan. 29, 2011 Significant Other Observable Inputs (Level 2) Recurring	Apr. 28, 2012 Significant Other Observable Inputs (Level 2) Nonrecurring	Jul. 30, 2011 Significant Other Observable Inputs (Level 2) Nonrecurring	Apr. 30, 2011 Significant Other Observable Inputs (Level 2) Nonrecurring	Jan. 29, 2011 Significant Other Observable Inputs (Level 2) Nonrecurring	Jan. 30, 2010 Significant Other Observable Inputs (Level 2) Nonrecurring	Jul. 28, 2012 Significant Unobservable Inputs (Level 3) Recurring	Jan. 28, 2012 Significant Unobservable Inputs (Level 3) Recurring	Jul. 30, 2011 Significant Unobservable Inputs (Level 3) Recurring	Jan. 29, 2011 Significant Unobservable Inputs (Level 3) Recurring	Apr. 28, 2012 Significant Unobservable Inputs (Level 3) Nonrecurring	Jul. 30, 2011 Significant Unobservable Inputs (Level 3) Nonrecurring	Apr. 30, 2011 Significant Unobservable Inputs (Level 3) Nonrecurring	Jan. 29, 2011 Significant Unobservable Inputs (Level 3) Nonrecurring	Jan. 30, 2010 Significant Unobservable Inputs (Level 3) Nonrecurring	Apr. 28, 2012 Carrying Value Prior to Impairment Nonrecurring	Jul. 30, 2011 Carrying Value Prior to Impairment Nonrecurring	Apr. 30, 2011 Carrying Value Prior to Impairment Nonrecurring	Jan. 29, 2011 Carrying Value Prior to Impairment Nonrecurring	Jan. 30, 2010 Carrying Value Prior to Impairment Nonrecurring	Apr. 28, 2012 Impairment Losses Nonrecurring	Jul. 30, 2011 Impairment Losses Nonrecurring	Apr. 30, 2011 Impairment Losses Nonrecurring	Jan. 29, 2011 Impairment Losses Nonrecurring		Jan. 30, 2010 Impairment Losses Nonrecurring
Assets
Cash equivalents	$ 271	$ 269	$ 52	$ 312	$ 271	$ 269	$ 52	$ 312	$ 0	$ 0	$ 0	$ 0						$ 0	$ 0	$ 0	$ 0
Derivative financial instruments, Interest rate contracts	20	18	11	6	0	0	0	0	20	18	3	6						0	0	8	0
Derivative financial instruments, Foreign exchange contracts	4	0	2		0	0	0		4	0	2							0	0	0
Total assets	295	287	65	318	271	269	52	312	24	18	5	6	2	2	2	2	10	0	0	8	0	0	1	0	1	2	4	5	3	9	23	2	2	1	6	[1]	11	[1]
Cash equivalents	271	269	52	312	271	269	52	312	0	0	0	0						0	0	0	0
Interest rate contracts	20	18	11	6	0	0	0	0	20	18	3	6						0	0	8	0
Foreign exchange contracts	4	0	2		0	0	0		4	0	2							0	0	0
Total assets	295	287	65	318	271	269	52	312	24	18	5	6	2	2	2	2	10	0	0	8	0	0	1	0	1	2	4	5	3	9	23	2	2	1	6	[1]	11	[1]
Long-lived assets held and used													2	0	2	2	3					0	1	0	1	2	4	2	3	9	13	2	1	1	6	[1]	8	[1]
Cash equivalents	271	269	52	312	271	269	52	312	0	0	0	0						0	0	0	0
Long-lived assets held for sale																0	7								0	0				0	10				0	[1]	3	[1]
Interest rate contracts	20	18	11	6	0	0	0	0	20	18	3	6						0	0	8	0
Total assets	295	287	65	318	271	269	52	312	24	18	5	6	2	2	2	2	10	0	0	8	0	0	1	0	1	2	4	5	3	9	23	2	2	1	6	[1]	11	[1]
Liabilities
Derivative financial instruments, Interest rate contracts	6	9	12	17	0	0	0	0	2	2	2	1						4	7	10	16
Derivative financial instruments, Foreign exchange contracts	2	1	12	2	0	0	0	0	2	1	12	2						0	0	0	0
Total liabilities	8	10	24	19	0	0	0	0	4	3	14	3						4	7	10	16
Interest rate contracts	6	9	12	17	0	0	0	0	2	2	2	1						4	7	10	16
Foreign exchange contracts	2	1	12	2	0	0	0	0	2	1	12	2						0	0	0	0
Total liabilities	8	10	24	19	0	0	0	0	4	3	14	3						4	7	10	16
Assets
Cash equivalents	271	269	52	312	271	269	52	312	0	0	0	0						0	0	0	0
Derivative financial instruments, Interest rate contracts	20	18	11	6	0	0	0	0	20	18	3	6						0	0	8	0
Derivative financial instruments, Foreign exchange contracts	4	0	2		0	0	0		4	0	2							0	0	0
Total assets	295	287	65	318	271	269	52	312	24	18	5	6	2	2	2	2	10	0	0	8	0	0	1	0	1	2	4	5	3	9	23	2	2	1	6	[1]	11	[1]
Cash equivalents	271	269	52	312	271	269	52	312	0	0	0	0						0	0	0	0
Interest rate contracts	20	18	11	6	0	0	0	0	20	18	3	6						0	0	8	0
Foreign exchange contracts	4	0	2		0	0	0		4	0	2							0	0	0
Total assets	295	287	65	318	271	269	52	312	24	18	5	6	2	2	2	2	10	0	0	8	0	0	1	0	1	2	4	5	3	9	23	2	2	1	6	[1]	11	[1]
Interest rate contracts	6	9	12	17	0	0	0	0	2	2	2	1						4	7	10	16
Liabilities
Derivative financial instruments, Interest rate contracts	6	9	12	17	0	0	0	0	2	2	2	1						4	7	10	16
Derivative financial instruments, Foreign exchange contracts	2	1	12	2	0	0	0	0	2	1	12	2						0	0	0	0
Total liabilities	8	10	24	19	0	0	0	0	4	3	14	3						4	7	10	16
Interest rate contracts	6	9	12	17	0	0	0	0	2	2	2	1						4	7	10	16
Foreign exchange contracts	2	1	12	2	0	0	0	0	2	1	12	2						0	0	0	0
Total liabilities	8	10	24	19	0	0	0	0	4	3	14	3						4	7	10	16
Foreign exchange contracts	2	1	12	2	0	0	0	0	2	1	12	2						0	0	0	0
Total liabilities	$ 8	$ 10	$ 24	$ 19	$ 0	$ 0	$ 0	$ 0	$ 4	$ 3	$ 14	$ 3						$ 4	$ 7	$ 10	$ 16

[1]	Refer to Note 1 "SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES" for further details.

Unobservable Input Reconciliation (Detail) (Derivative financial instruments, USD $) In Millions, unless otherwise specified	3 Months Ended				12 Months Ended
	Jul. 28, 2012	Apr. 28, 2012	Jul. 30, 2011	Apr. 30, 2011	Jan. 28, 2012		Jan. 29, 2011
Derivative financial instruments
Fair Value Assets And Liabilities Measured On Unobservable Inputs [Line Items]
Beginning balance	$ (6)	$ (7)	$ (13)	$ (16)	$ (16)		$ (2)
Unrealized gain	2	1	11	3	27	[1]	(6)	[1]
Purchases							(5)	[2]
Transfers out of Level 3					(18)	[3]	(3)	[3]
Ending balance	$ (4)	$ (6)	$ (2)	$ (13)	$ (7)		$ (16)

[1]	Changes in the fair value of our Level 3 derivative financial instruments have been recorded in Interest expense on our Consolidated Statements of Operations. The total amount of unrealized losses for the period included in Interest expense attributable to assets held at January 28, 2012 and January 29, 2011, were $27 million and $11 million, respectively.
[2]	On December 7, 2010, we entered into an interest rate swap to hedge our exposure to changes in fair value of the Toys-Delaware Secured Notes. The interest rate swap has a notional amount of $350 million and matures on September 1, 2016. Refer to Note 3 entitled "DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES" for further details.
[3]	Transferred from Level 3 to Level 2 as the Level 3 inputs were no longer considered significant to the fair value of these instruments.

Unobservable Input Reconciliation (Parenthetical) (Detail) (Derivative financial instruments, USD $) In Millions, unless otherwise specified	Jul. 28, 2012	Apr. 28, 2012	Jan. 28, 2012	Jul. 30, 2011	Apr. 30, 2011	Jan. 29, 2011	Jan. 30, 2010
Derivative financial instruments
Fair Value Assets And Liabilities Measured On Unobservable Inputs [Line Items]
Beginning balance	$ (4)	$ (6)	$ (7)	$ (2)	$ (13)	$ (16)	$ (2)

Income Tax Benefit and Effective Tax Rates (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended		6 Months Ended		12 Months Ended
	Jul. 28, 2012	Jul. 30, 2011	Jul. 28, 2012	Jul. 30, 2011	Jan. 28, 2012	Jan. 29, 2011	Jan. 30, 2010
Schedule Of Income Taxes [Line Items]
Loss before income taxes	$ (56)	$ (62)	$ (154)	$ (195)	$ 150	$ 132	$ 344
Income tax benefit	$ 20	$ 28	$ 58	$ 94	$ 1	$ 35	$ (40)
Effective tax rate	(35.70%)	(45.20%)	(37.70%)	(48.20%)	(0.70%)	(26.50%)	11.60%

Income taxes - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended		6 Months Ended		12 Months Ended
	Jul. 28, 2012	Jul. 30, 2011	Jul. 28, 2012	Jul. 30, 2011	Jan. 28, 2012	Jan. 29, 2011	Jan. 30, 2010	Jan. 29, 2009
Schedule Of Income Taxes [Line Items]
Forecasted annualized effective tax rate			41.30%	48.40%
Tax expense related to adjustments to deferred taxes	$ 3	$ 3	$ 3	$ 3
IncomeTaxReconciliationStateAndLocalIncomeTaxes		1		1
Tax expense (benefit) due to changes to liability for uncertain tax positions			1	(2)
Interest and penalties					(4)	(18)	2
Accumulated earnings, foreign subsidiaries					169
Unrecognized tax benefits related to tax loss carry forwards					9	21
U.S. Federal tax credit and other carryforwards					110	93
State tax loss and other carryforwards					69	73
Foreign tax loss and other carryforwards					193	194
Increase(decrease)in valuation allowance					(61)
Reduction related to tax loss and other carry forwards						69
Increases related to other foreign subsidiaries						8
Valuation allowance					101	162
Foreign valuation allowance					7
Unrecognized tax benefits, affect effective tax rate					24
Unrecognized tax benefits					42	57	158	132
Unrecognized tax benefits, affect deferred tax accounts					18
Unrecognized tax benefits, accrued interest					5	6	26
Unrecognized tax benefits, accrued penalties						2
Unrecognized tax benefits, inclusive of tax, interest and penalties					47
Anticipated Outcome During Next Twelve Months
Schedule Of Income Taxes [Line Items]
Unrecognized tax benefits decrease due to resolution of ongoing tax examinations and lapses of applicable statutes of limitations					16
Us Federal Tax Credit And Other Carryforwards [Member]
Schedule Of Income Taxes [Line Items]
Increase(decrease)in valuation allowance					3
State Tax Loss And Other Carryforwards [Member]
Schedule Of Income Taxes [Line Items]
Increase(decrease)in valuation allowance					(3)
Foreign Tax Loss And Other Carryforwards [Member]
Schedule Of Income Taxes [Line Items]
Increase(decrease)in valuation allowance					(61)
Expire During Next 1 to 4 Years
Schedule Of Income Taxes [Line Items]
Foreign tax loss and other carryforwards					1
Indefinite Expiration Years
Schedule Of Income Taxes [Line Items]
U.S. Federal tax credit and other carryforwards					109
State tax loss and other carryforwards					13
Foreign tax loss and other carryforwards					190
Expire During Next 5 Years
Schedule Of Income Taxes [Line Items]
State tax loss and other carryforwards					3
Expire During Next 6 to 20 Years
Schedule Of Income Taxes [Line Items]
State tax loss and other carryforwards					53
Foreign tax loss and other carryforwards					2
Maximum
Schedule Of Income Taxes [Line Items]
Unrecognized tax benefits, accrued penalties					1		1
Maximum | Expire During Next 1 to 4 Years
Schedule Of Income Taxes [Line Items]
U.S. Federal tax credit and other carryforwards					$ 1

Segments - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Jan. 28, 2012 Store States	Jan. 29, 2011	Jan. 30, 2010	Jul. 28, 2012 State
Operating Statistics [Line Items ]
Number of countries in which reportable segment operates	36
Number of retail stores	81.00%
Number of international stores	1,502
Impairment losses on long-lived assets	$ 6	$ 11	$ 7
Net gains on sales of properties	3	10	6
Gift card breakage income	22	20	20
Litigation settlement expenses	0	0	51
Domestic
Operating Statistics [Line Items ]
Number of states in which reportable segments provide toy and juvenile products	49			49
Number of international stores	876
Impairment losses on long-lived assets	5	8	6
Net gains on sales of properties	3	5	6
Litigation settlement expenses		23
Non-cash cumulative correction of prior period straight-line lease		16
Increase decrease in prior year allocation of assets		(168)
International
Operating Statistics [Line Items ]
Number of countries in which reportable segment operates	35			35
Number of international stores	777
Impairment losses on long-lived assets		3	1
Net gains on sales of properties		5
Increase decrease in prior year allocation of assets		(44)
International | Maximum
Operating Statistics [Line Items ]
Impairment losses on long-lived assets	1
International | Owned
Operating Statistics [Line Items ]
Number of international stores	626
International | Licensed
Operating Statistics [Line Items ]
Number of international stores	151
Corporate and other
Operating Statistics [Line Items ]
Gift card breakage income	17	18	18
Increase decrease in prior year allocation of assets		212
Corporate and other | Amazon
Operating Statistics [Line Items ]
Litigation settlement expenses			$ 51

Percentage of Consolidated Net Sales from Product Category (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended				6 Months Ended				12 Months Ended
	Jul. 28, 2012		Jul. 30, 2011		Jul. 28, 2012		Jul. 30, 2011		Jan. 28, 2012		Jan. 29, 2011		Jan. 30, 2010
Operating Statistics [Line Items ]
Depreciation and amortization	$ 100		$ 102		$ 200		$ 200		$ 403		$ 388		$ 376
Capital expenditures					126		141		380		325		192
Merchandise inventories	2,315		2,442		2,315		2,442		2,232		2,104
Assets	8,654		8,642		8,654		8,642		8,842	[1]	8,832	[1]
International
Operating Statistics [Line Items ]
Net sales percentage	100.00%		100.00%		100.00%		100.00%		100.00%		100.00%		100.00%
Depreciation and amortization									127		115		122
Capital expenditures									100		105		50
Merchandise inventories	938		963		938		963		809		721
Assets									2,782		2,592
International | Core Toy
Operating Statistics [Line Items ]
Net sales percentage	18.60%		18.70%		18.70%		18.30%		22.00%		21.30%		20.30%
International | Entertainment
Operating Statistics [Line Items ]
Net sales percentage	9.10%		9.10%		9.20%		10.00%		11.90%		13.40%		15.60%
International | Juvenile
Operating Statistics [Line Items ]
Net sales percentage	27.60%		27.70%		27.90%		28.10%		21.60%		21.70%		20.70%
International | Learning
Operating Statistics [Line Items ]
Net sales percentage	23.60%		21.90%		24.10%		22.20%		27.80%		26.90%		27.00%
International | Seasonal
Operating Statistics [Line Items ]
Net sales percentage	20.30%		21.60%		19.30%		20.40%		15.90%		15.90%		15.70%
International | Other
Operating Statistics [Line Items ]
Net sales percentage	0.80%	[2]	1.00%	[2]	0.80%	[2]	1.00%	[2]	0.80%	[3]	0.80%	[3]	0.70%	[3]
Domestic
Operating Statistics [Line Items ]
Net sales percentage	100.00%		100.00%		100.00%		100.00%		100.00%		100.00%		100.00%
Depreciation and amortization									232		232		220
Capital expenditures									241		180		121
Merchandise inventories	1,377		1,479		1,377		1,479		1,423		1,383
Assets									4,468		4,454
Domestic | Core Toy
Operating Statistics [Line Items ]
Net sales percentage	11.20%		11.00%		11.20%		10.80%		15.90%		15.40%		14.80%
Domestic | Entertainment
Operating Statistics [Line Items ]
Net sales percentage	6.40%		7.70%		7.40%		8.50%		12.80%		14.00%		15.50%
Domestic | Juvenile
Operating Statistics [Line Items ]
Net sales percentage	48.40%		48.10%		49.10%		49.40%		36.60%		36.90%		37.20%
Domestic | Learning
Operating Statistics [Line Items ]
Net sales percentage	16.40%		15.30%		15.90%		15.00%		21.40%		20.30%		19.60%
Domestic | Seasonal
Operating Statistics [Line Items ]
Net sales percentage	16.20%		16.40%		14.90%		14.80%		11.90%		12.20%		11.70%
Domestic | Other
Operating Statistics [Line Items ]
Net sales percentage	1.40%	[4]	1.50%	[4]	1.50%	[4]	1.50%	[4]	1.40%	[4]	1.20%	[4]	1.20%	[4]
Corporate and other
Operating Statistics [Line Items ]
Depreciation and amortization									44		41		34
Capital expenditures									39		40		21
Assets									$ 1,592	[5]	$ 1,786	[5]

[1]	We have adjusted our prior year presentation based on a revised allocation of certain assets to Corporate and other which resulted in an increase in Corporate and other of $212 million, a decrease in Domestic of $168 million and a decrease in International of $44 million for fiscal 2010.
[2]	Consists primarily of license fees from unaffiliated third parties and other non-product related revenues.
[3]	Consists primarily of licensing fees from unaffiliated third parties and other non-product related revenues.
[4]	Consists primarily of shipping and other non-product related revenues.
[5]	Includes cash and cash equivalents, deferred tax assets and other corporate assets.

Reconciliation Schedule of Operating Profit (Loss) from Segments to Consolidated (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended		6 Months Ended		12 Months Ended
	Jul. 28, 2012	Jul. 30, 2011	Jul. 28, 2012	Jul. 30, 2011	Jan. 28, 2012		Jan. 29, 2011		Jan. 30, 2010
Operating Statistics [Line Items ]
Net sales	$ 2,552	$ 2,648	$ 5,164	$ 5,284	$ 13,909		$ 13,864		$ 13,568
Operating earnings loss	43	48	53	41	582		646		784
Interest expense	(103)	(112)	(215)	(240)	(442)		(521)		(447)
Interest income	4	2	8	4	10		7		7
Earnings Loss before income taxes	(56)	(62)	(154)	(195)	150		132		344
Domestic
Operating Statistics [Line Items ]
Net sales	1,504	1,574	3,122	3,217	8,393		8,621		8,317
Operating earnings loss	85	72	185	152	525	[1]	579	[1]	659	[1]
International
Operating Statistics [Line Items ]
Net sales	1,048	1,074	2,042	2,067	5,516		5,243		5,251
Operating earnings loss	39	51	25	43	377	[2]	367	[2]	341	[2]
Corporate and other
Operating Statistics [Line Items ]
Operating earnings loss	$ (81)	$ (75)	$ (157)	$ (154)	$ (320)	[3]	$ (300)	[3]	$ (216)	[3]

[1]	Includes impairment losses on long-lived assets of $5 million, $8 million and $6 million for fiscals 2011, 2010 and 2009, respectively. Also includes the impact of net gains on sales of properties of $3 million, $5 million and $6 million for fiscals 2011, 2010 and 2009, respectively. In addition, fiscal 2010 includes approximately $23 million in litigation settlement expenses for certain legal matters and a $16 million non-cash cumulative correction of prior period straight-line lease accounting. Refer to Note 1 entitled "SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES," Note 5 entitled "PROPERTY AND EQUIPMENT" and Note 14 entitled "LITIGATION AND LEGAL PROCEEDINGS" for further details.
[2]	Includes impairment losses on long-lived assets of less than $1 million, $3 million and $1 million for fiscals 2011, 2010 and 2009, respectively. Also includes the impact of net gains on sales of properties of $5 million for fiscal 2010. Refer to Note 1 entitled "SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES" and Note 5 entitled "PROPERTY AND EQUIPMENT" for further details.
[3]	Includes gift card breakage income of $17 million, $18 million and $18 million for fiscals 2011, 2010 and 2009, respectively. In addition, fiscal 2009 includes a $51 million gain related to the litigation settlement with Amazon. Refer to Note 1 entitled "SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES" and Note 14 entitled "LITIGATION AND LEGAL PROCEEDINGS" for further details.

Summary Schedule of Merchandise Inventories by Segment (Detail) (USD $) In Millions, unless otherwise specified	Jul. 28, 2012	Jan. 28, 2012	Jul. 30, 2011	Jan. 29, 2011
Operating Statistics [Line Items ]
Merchandise inventories	$ 2,315	$ 2,232	$ 2,442	$ 2,104
Domestic
Operating Statistics [Line Items ]
Merchandise inventories	1,377	1,423	1,479	1,383
International
Operating Statistics [Line Items ]
Merchandise inventories	$ 938	$ 809	$ 963	$ 721

Related party transactions - Additional Information (Detail) (USD $)	6 Months Ended		12 Months Ended							3 Months Ended		6 Months Ended		12 Months Ended				3 Months Ended	6 Months Ended	12 Months Ended				12 Months Ended									3 Months Ended		6 Months Ended		12 Months Ended				3 Months Ended		6 Months Ended
	Jul. 28, 2012	Jul. 30, 2011	Jan. 28, 2012	Jan. 29, 2011	Jan. 30, 2010	Jan. 30, 2010 Maximum	Jan. 28, 2012 Incremental secured term loan facility, due fiscal 2018	Jan. 29, 2011 Secured Revolving Credit Facility Expires Fiscal 2015	Jan. 28, 2012 7.375% senior secured notes, due fiscal 2016	Jul. 28, 2012 Sponsors	Jul. 30, 2011 Sponsors	Jul. 28, 2012 Sponsors	Jul. 30, 2011 Sponsors	Jan. 28, 2012 Sponsors	Jan. 29, 2011 Sponsors	Jan. 30, 2010 Sponsors	Feb. 01, 2009 Sponsors	Jul. 28, 2012 Sponsors Maximum	Jul. 28, 2012 Sponsors Maximum	Jan. 28, 2012 Sponsors Maximum	Jan. 30, 2010 Sponsors Maximum	Jan. 29, 2011 Sponsors 7.375% senior secured notes, due fiscal 2016	Jan. 30, 2010 Sponsors 8.500% senior secured notes, due fiscal 2017	Jan. 28, 2012 KKR	Jan. 29, 2011 KKR	Jan. 28, 2012 KKR Secured Debt	Jan. 29, 2011 KKR Secured Debt	Jan. 29, 2011 KKR Unsecured Debt	Apr. 10, 2012 KKR Second Incremental Secured Term Loan Facility Due Fiscal 2018	Jan. 28, 2012 KKR Incremental secured term loan facility, due fiscal 2018	Jan. 29, 2011 KKR 7.375% senior secured notes, due fiscal 2016	Aug. 01, 2012 KKR Two Thousand Seventeen Notes Subsequent Event	Jul. 28, 2012 Vornado	Jul. 30, 2011 Vornado	Jul. 28, 2012 Vornado	Jul. 30, 2011 Vornado	Jan. 29, 2011 Vornado	Jan. 28, 2012 Unaffiliated Joint Venture Parties	Jan. 29, 2011 Unaffiliated Joint Venture Parties	Jan. 30, 2010 Unaffiliated Joint Venture Parties	Jul. 28, 2012 Unaffiliated Joint Venture Parties Maximum	Jul. 30, 2011 Unaffiliated Joint Venture Parties Maximum	Jul. 28, 2012 Unaffiliated Joint Venture Parties Maximum	Jul. 30, 2011 Unaffiliated Joint Venture Parties Maximum
Related Party Transaction [Line Items]
Advisory fee annual increase (percent)			5.00%													5.00%
Term of advisory agreement																	10 years
Advisory fee					$ 3,000,000	$ 15,000,000				$ 6,000,000	$ 5,000,000	$ 11,000,000	$ 10,000,000	$ 20,000,000	$ 19,000,000	$ 15,000,000
Out-of-pocket expenses				1,000,000														1,000,000	1,000,000	1,000,000	1,000,000
Transaction fee, percentage of aggregate transaction value			1.00%													1.00%
KKR ownership incremental secured term loan																													7,000,000	41,000,000	5,000,000	15,000,000
Interest paid on debt and debt securities			14,000,000	15,000,000	18,000,000					2,000,000	2,000,000	5,000,000	7,000,000
Aggregate amount paid under lease agreements			9,000,000	9,000,000																													1,000,000	2,000,000	3,000,000	4,000,000		2,000,000	2,000,000	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000
Operated stores	0.80%	0.90%	0.90%	1.20%	1.10%
Advisory Contract Monthly Fee	30,000		30,000
Transaction fees																							7,000,000									4,000,000
Advisory fee payable			4,000,000
Debt issuance costs paid	5,000,000	14,000,000	14,000,000	73,000,000	110,000,000		7,000,000	19,000,000	11,000,000													10,000,000
Outstanding debt total																											66,000,000	8,000,000									27,000,000
Advisory fee			$ 3,000,000
Term loans owned																								1.00%	2.00%	5.00%	6.00%

Acquisitions and Dispositions - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended	6 Months Ended		12 Months Ended
	Jul. 28, 2012	Jul. 28, 2012	Jul. 30, 2011	Jan. 28, 2012	Jan. 29, 2011	Jan. 30, 2010	Oct. 31, 2011
Business Acquisition [Line Items]
Noncontrolling Interest, Purchase, Time Period							3 years
Gross proceeds from disposal	$ 2	$ 8	$ 13	$ 24	$ 26	$ 19
Net gain from disposal	2	4		3	10	6
Toys Labuan Holdings Limited
Business Acquisition [Line Items]
Ownership interest in Labuan				70.00%			70.00%
Acquisition price							79
Amount hold back							10
Contingent consideration							8
Interest in the business to acquire percentage							30.00%
Business Acquisition, Contingent Consideration, Potential Cash Payment	3	3
Purchase price related to Labuan acquisition paid	10	10
Toys Labuan Holdings Limited | Other Liabilities [Member]
Business Acquisition [Line Items]
Purchase price related to Labuan acquisition paid		$ 5

Stock-based compensation - Additional Information (Detail) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended			1 Months Ended	3 Months Ended	12 Months Ended	3 Months Ended	12 Months Ended		3 Months Ended	12 Months Ended			1 Months Ended	12 Months Ended		1 Months Ended	12 Months Ended	3 Months Ended	12 Months Ended			1 Months Ended	12 Months Ended			12 Months Ended		0 Months Ended	12 Months Ended	0 Months Ended	12 Months Ended	3 Months Ended	12 Months Ended	3 Months Ended
	Jan. 28, 2012	Jan. 29, 2011	Jan. 30, 2010	May 21, 2012 2010 Incentive Plan	Jul. 28, 2012 2010 Incentive Plan	Jan. 28, 2012 2010 Incentive Plan	Jul. 28, 2012 2005 Management Equity Plan	Jan. 28, 2012 2005 Management Equity Plan	Jan. 29, 2011 2005 Management Equity Plan	Jul. 28, 2012 Stock options	Jan. 28, 2012 Stock options Year	Jan. 29, 2011 Stock options	Jan. 30, 2010 Stock options	May 21, 2012 Stock options 2010 Incentive Plan	Jan. 28, 2012 Stock options 2010 Incentive Plan	Jan. 28, 2012 Performance-based shares	May 21, 2012 Performance-based shares 2010 Incentive Plan	Jan. 28, 2012 Performance-based shares 2010 Incentive Plan	Jul. 28, 2012 Restricted shares	Jan. 28, 2012 Restricted shares Year	Jan. 29, 2011 Restricted shares 2005 Management Equity Plan	Jan. 30, 2010 Restricted shares 2005 Management Equity Plan	May 21, 2012 Restricted Stock and Performance Stock 2010 Incentive Plan	Jan. 28, 2012 Maximum 2010 Incentive Plan	Jan. 28, 2012 Maximum 2005 Management Equity Plan	May 31, 2012 Maximum 2005 Management Equity Plan	Jan. 28, 2012 Maximum Stock options	Jan. 30, 2010 Maximum Stock options	Mar. 31, 2012 Minimum 2010 Incentive Plan	Jan. 28, 2012 Minimum 2010 Incentive Plan	Mar. 31, 2012 Minimum 2005 Management Equity Plan	Jan. 28, 2012 Minimum 2005 Management Equity Plan	Jul. 28, 2012 Adjusted Compensation EBITDA Performance-based shares	Jan. 28, 2012 Adjusted Compensation EBITDA Performance-based shares	Jul. 28, 2012 Total Return on Invested Capital Roic Performance-based shares
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Put option percentage on original investment shares																										25.00%
Years of continuous service																													4 years		4 years
Incremental expenses							$ 2		$ 1
Award vesting requisite period, anniversary					2 years			3 years		2 years									2 years
Options granted in period	726,331	48,357	406,071											631,665
Option expiration period, from grant date										P10Y					10
Percentage of options vested				50.00%		50.00%		40.00%									100.00%	100.00%
Awards granted, restricted stock and performance stock																							357,342
Fair market value of awards granted, dollars per share						$ 60										$ 60				$ 60			$ 44
Award vesting requisite period, anniversary															2 years				2 years						8 years							5 years
Percentage of performance metrics based on consolidated adjusted compensation EBITDA performance																	50.00%	50.00%
Percentage of performance metrics based on total return on invested capital																	50.00%	50.00%
Performance metric duration																																	3 years	3 years	3 years
Total number of shares issued under incentive plan						3,750,000
Maximum number of shares eligible for stock options grants						500,000
Restricted stock purchased by officers and employees																					9,668	74,140
Weighted average price of restricted stock purchased by officers and employees																					$ 61	$ 27.12
Expiration date ranges of all outstanding options																								May 26, 2021						Apr 1, 2013
Aggregate intrinsic value of service based options exercised											3	9																1
Fair value of service based vested options											29	24	16
Receipts from exercise of service based options											1	5	5
Cash payments to settle share based liability awards											2
Payments to repurchase shares from the exercise of service based options												12	6
Payments to repurchase shares previously issued to employees												2	1														1
Tax benefits recognized											1	3																1
Total unrecognized compensation cost											$ 13									$ 5
Weighted average period over which the unrecognized compensation cost is recognized											1.7									1.8

Summary of significant accounting policies - Additional Information (Detail) (USD $) Share data in Millions, unless otherwise specified	3 Months Ended		6 Months Ended		12 Months Ended
	Jul. 28, 2012	Jul. 30, 2011	Jul. 28, 2012	Jul. 30, 2011	Jan. 28, 2012 Store Country	Jan. 29, 2011	Jan. 30, 2010	Oct. 31, 2011
Summary Of Significant Accounting Policies [Line Items]
Stores operated					1,502
Additional stores licensed					151
Number of countries, stores located					36
Company Founded, place					Washington D.C.
Company Founded, date					1948
Intial public offering, completion date					1978
Merger, value					$ 6,600,000,000
Restricted cash	19,000,000	16,000,000	19,000,000	16,000,000	30,000,000	16,000,000
Ownership interest in Labuan					70.00%
Asset retirement obligations					73,000,000	69,000,000
Goodwill	448,000,000	386,000,000	448,000,000	386,000,000	448,000,000	384,000,000
Unamortized debt issuance cost					127,000,000	148,000,000
Amortization of deferred financing fees					35,000,000	69,000,000	54,000,000
Face value of debt securities acquired					36,000,000	17,000,000
Reserves for self-insurance risk					91,000,000	89,000,000
Accumulated depreciation related to capital leases					47,000,000	58,000,000
Deferred rent liabilities					348,000,000	321,000,000
Deferred rent liabilities, current					10,000,000	11,000,000
Other revenue					79,000,000	77,000,000	79,000,000
Licensing fees					18,000,000	16,000,000	14,000,000
Sales returns, reserve					10,000,000	10,000,000
Gross advertising costs					483,000,000	445,000,000	428,000,000
Computer software, useful life					5 years
Amortization of computer software					22,000,000	19,000,000	25,000,000
Gift card breakage income					22,000,000	20,000,000	20,000,000
Credit card program income					13,000,000	19,000,000	31,000,000
Net gains on sales of properties					3,000,000	10,000,000	6,000,000
Impairment of long-lived assets					6,000,000	11,000,000	7,000,000
Gain on litigation settlement					0	0	51,000,000
Gain on foreign currency transaction					11,000,000	10,000,000	28,000,000
Loss on derivative contracts					4,000,000	10,000,000	28,000,000
Noncontrolling interest	39,000,000	0	39,000,000	0	29,000,000	0		24,000,000
Effect of anti-dilutive stock-based awards	0.9	1.2	1	1.2	0.7	0	1.6
Employment Practices Liability
Summary Of Significant Accounting Policies [Line Items]
Insurance coverage, amount					15,000,000
Catastrophe
Summary Of Significant Accounting Policies [Line Items]
Insurance coverage, amount					8,000,000
Property, Liability and Casualty Insurance Segment
Summary Of Significant Accounting Policies [Line Items]
Insurance coverage, amount					5,000,000
General Liability
Summary Of Significant Accounting Policies [Line Items]
Insurance coverage, amount					5,000,000
Automobile Liability Policy
Summary Of Significant Accounting Policies [Line Items]
Insurance coverage, amount					4,000,000
Minimum
Summary Of Significant Accounting Policies [Line Items]
Workers' compensation					1,000,000
U.K. real estate senior credit facility, due fiscal 2013
Summary Of Significant Accounting Policies [Line Items]
Debt maturity date					Apr 7, 2013
U.K. real estate junior credit facility, due fiscal 2013
Summary Of Significant Accounting Policies [Line Items]
Debt maturity date					Apr 7, 2013
Domestic
Summary Of Significant Accounting Policies [Line Items]
Goodwill					361,000,000
Labuan
Summary Of Significant Accounting Policies [Line Items]
Goodwill								62,000,000
Licensing fees					4,000,000	5,000,000	4,000,000
Vanwall
Summary Of Significant Accounting Policies [Line Items]
Face value of debt securities acquired					36,000,000	17,000,000
Cash paid to Vanwall					$ 26,000,000	$ 9,000,000
Charles Lazarus
Summary Of Significant Accounting Policies [Line Items]
Stores operated					1,000
Number of countries, stores located					17

Fiscal Years (Detail)	12 Months Ended
Jan. 28, 2012
2011
Summary Of Significant Accounting Policies [Line Items]
Number of weeks	52
Ended	Jan 28, 2012
2010
Summary Of Significant Accounting Policies [Line Items]
Number of weeks	52
Ended	Jan 29, 2011
2009
Summary Of Significant Accounting Policies [Line Items]
Number of weeks	52
Ended	Jan 30, 2010

Goodwill by Segment (Detail) (USD $) In Millions, unless otherwise specified	Jul. 28, 2012	Jan. 28, 2012		Jul. 30, 2011	Jan. 29, 2011
Goodwill [Line Items]
Goodwill	$ 448	$ 448		$ 386	$ 384
Domestic
Goodwill [Line Items]
Goodwill		361			361
International
Goodwill [Line Items]
Goodwill		87	[1]		23	[1]
Foreign currency translation on goodwill		$ 2			$ 2

[1]	Foreign currency translation accounted for $2 million of the increase.

Cost of Sales and Selling, General and Administrative Expenses (Detail)	12 Months Ended
Jan. 28, 2012
Costs and Expenses [Line Items]
"Cost of sales"	the cost of merchandise acquired from vendors; freight in; provision for excess and obsolete inventory; shipping costs to customers; provision for inventory shortages; and credits and allowances from our merchandise vendors.
"SG&A"	store payroll and related payroll benefits; rent and other store operating expenses; advertising and promotional expenses; costs associated with operating our distribution network, including costs related to transporting merchandise from distribution centers to stores; restructuring charges; and other corporate-related expenses.

Other Income, Net (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended		6 Months Ended		12 Months Ended
	Jul. 28, 2012	Jul. 30, 2011	Jul. 28, 2012	Jul. 30, 2011	Jan. 28, 2012		Jan. 29, 2011		Jan. 30, 2010
Component of Other Income Operating [Line Items]
Gift card breakage income					$ (22)		$ (20)		$ (20)
Credit card program income					(13)		(19)		(31)
Net gains on sales of properties					(3)		(10)		(6)
Impairment of long-lived assets					6		11		7
Gain on litigation settlement					0		0		(51)
Other					(12)	[1]	(13)	[1]	(11)	[1]
Total	$ (12)	$ (10)	$ (23)	$ (20)	$ (44)		$ (51)		$ (112)

[1]	Includes gains and losses resulting from foreign currency translation related to operations, fixed asset write-offs and other miscellaneous income and expense charges.

Reconciliation of Changes in Redeemable Noncontrolling Interest (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended	6 Months Ended	12 Months Ended
	Jan. 28, 2012	Jul. 28, 2012	Jan. 28, 2012	Jan. 29, 2011	Jan. 30, 2010	Jul. 30, 2011
Redeemable Noncontrolling Interest [Line Items]
Beginning Balance-October 31, 2011	$ 24	$ 29	$ 0			$ 0
Net earnings attributable to noncontrolling interest	2		(2)	1	8
Adjustment of noncontrolling interest to redemption value	3	(10)	(3)
Ending Balance-January 28, 2012	$ 29	$ 39	$ 29	$ 0		$ 0

Summary of Short-Term Borrowings and Long-Term Debt (Detail) In Millions, unless otherwise specified	Jul. 28, 2012 USD ($)		Jan. 28, 2012 USD ($)		Jul. 30, 2011 USD ($)		Jan. 29, 2011 USD ($)		Jan. 28, 2012 7.625% notes, due fiscal 2011 USD ($)		Jan. 29, 2011 7.625% notes, due fiscal 2011 USD ($)		Jul. 28, 2012 Toys-Japan 1.85%-2.85% loans due fiscals 2012-2016 USD ($)	Jan. 28, 2012 Toys-Japan 1.85%-2.85% loans due fiscals 2012-2016 USD ($)		Jul. 30, 2011 Toys-Japan 1.85%-2.85% loans due fiscals 2012-2016 USD ($)	Jan. 29, 2011 Toys-Japan 1.85%-2.85% loans due fiscals 2012-2016 USD ($)		Jul. 28, 2012 French real estate credit facility, due fiscal 2012 USD ($)	Jan. 28, 2012 French real estate credit facility, due fiscal 2012 USD ($)	Jan. 28, 2012 French real estate credit facility, due fiscal 2012 EUR (€)	Jul. 30, 2011 French real estate credit facility, due fiscal 2012 USD ($)	Jan. 29, 2011 French real estate credit facility, due fiscal 2012 USD ($)	Jul. 28, 2012 Spanish real estate credit facility, due fiscal 2012 USD ($)	Jan. 28, 2012 Spanish real estate credit facility, due fiscal 2012 USD ($)	Jan. 28, 2012 Spanish real estate credit facility, due fiscal 2012 EUR (€)	Jul. 30, 2011 Spanish real estate credit facility, due fiscal 2012 USD ($)	Jan. 29, 2011 Spanish real estate credit facility, due fiscal 2012 USD ($)	Jul. 28, 2012 U.K. real estate senior credit facility, due fiscal 2013 USD ($)	Jan. 28, 2012 U.K. real estate senior credit facility, due fiscal 2013 USD ($)	Jan. 28, 2012 U.K. real estate senior credit facility, due fiscal 2013 GBP (£)	Jul. 30, 2011 U.K. real estate senior credit facility, due fiscal 2013 USD ($)	Jan. 29, 2011 U.K. real estate senior credit facility, due fiscal 2013 USD ($)	Jul. 28, 2012 U.K. real estate junior credit facility, due fiscal 2013 USD ($)	Jan. 28, 2012 U.K. real estate junior credit facility, due fiscal 2013 USD ($)	Jan. 28, 2012 U.K. real estate junior credit facility, due fiscal 2013 GBP (£)	Jul. 30, 2011 U.K. real estate junior credit facility, due fiscal 2013 USD ($)	Jan. 29, 2011 U.K. real estate junior credit facility, due fiscal 2013 USD ($)	Jul. 28, 2012 7.875% senior notes, due fiscal 2013 USD ($)		Jan. 28, 2012 7.875% senior notes, due fiscal 2013 USD ($)		Jul. 30, 2011 7.875% senior notes, due fiscal 2013 USD ($)		Jan. 29, 2011 7.875% senior notes, due fiscal 2013 USD ($)		Jul. 28, 2012 Secured term loan facility, due fiscal 2016 USD ($)		Jan. 28, 2012 Secured term loan facility, due fiscal 2016 USD ($)		Jul. 30, 2011 Secured term loan facility, due fiscal 2016 USD ($)		Jul. 28, 2012 7.375% senior secured notes, due fiscal 2016 USD ($)		Jan. 28, 2012 7.375% senior secured notes, due fiscal 2016 USD ($)		Jul. 30, 2011 7.375% senior secured notes, due fiscal 2016 USD ($)		Jan. 29, 2011 7.375% senior secured notes, due fiscal 2016 USD ($)		Jul. 28, 2012 10.750% senior notes, due fiscal 2017 USD ($)		Jan. 28, 2012 10.750% senior notes, due fiscal 2017 USD ($)		Jul. 30, 2011 10.750% senior notes, due fiscal 2017 USD ($)		Jan. 29, 2011 10.750% senior notes, due fiscal 2017 USD ($)		Jul. 28, 2012 8.500% senior secured notes, due fiscal 2017 USD ($)		Jan. 28, 2012 8.500% senior secured notes, due fiscal 2017 USD ($)		Jul. 30, 2011 8.500% senior secured notes, due fiscal 2017 USD ($)		Jan. 29, 2011 8.500% senior secured notes, due fiscal 2017 USD ($)		Jul. 28, 2012 Incremental secured term loan facility, due fiscal 2018 USD ($)		Jan. 28, 2012 Incremental secured term loan facility, due fiscal 2018 USD ($)		Jul. 30, 2011 Incremental secured term loan facility, due fiscal 2018 USD ($)		Jan. 29, 2011 Incremental secured term loan facility, due fiscal 2018 USD ($)		Jul. 28, 2012 7.375% senior notes, due fiscal 2018 USD ($)		Jan. 28, 2012 7.375% senior notes, due fiscal 2018 USD ($)		Jul. 30, 2011 7.375% senior notes, due fiscal 2018 USD ($)		Jan. 29, 2011 7.375% senior notes, due fiscal 2018 USD ($)		Jul. 28, 2012 8.750% debentures, due fiscal 2021 USD ($)		Jan. 28, 2012 8.750% debentures, due fiscal 2021 USD ($)		Jul. 30, 2011 8.750% debentures, due fiscal 2021 USD ($)		Jan. 29, 2011 8.750% debentures, due fiscal 2021 USD ($)		Jul. 28, 2012 Finance obligations associated with capital projects USD ($)	Jan. 28, 2012 Finance obligations associated with capital projects USD ($)	Jul. 30, 2011 Finance obligations associated with capital projects USD ($)	Jan. 29, 2011 Finance obligations associated with capital projects USD ($)	Jul. 28, 2012 Line of credit Labuan uncommitted lines of credit USD ($)	Jan. 28, 2012 Line of credit Labuan uncommitted lines of credit USD ($)		Jul. 30, 2011 Line of credit Labuan uncommitted lines of credit USD ($)	Jan. 29, 2011 Line of credit Labuan uncommitted lines of credit USD ($)		Jul. 28, 2012 Line of credit Toys-Japan unsecured credit lines expires fiscals 2012-2013 USD ($)	Jan. 28, 2012 Line of credit Toys-Japan unsecured credit lines expires fiscals 2012-2013 USD ($)		Jan. 29, 2011 Line of credit Toys-Japan unsecured credit lines expires fiscals 2012-2013 USD ($)		Jul. 28, 2012 Line of credit Secured Revolving Credit Facility Expires Fiscal 2015 USD ($)		Jan. 28, 2012 Line of credit Secured Revolving Credit Facility Expires Fiscal 2015 USD ($)		Jul. 30, 2011 Line of credit Secured Revolving Credit Facility Expires Fiscal 2015 USD ($)		Jan. 29, 2011 Line of credit Secured Revolving Credit Facility Expires Fiscal 2015 USD ($)		Jul. 28, 2012 Line of credit European and Australian asset-based revolving credit facility, expires fiscal 2016 USD ($)	Jan. 28, 2012 Line of credit European and Australian asset-based revolving credit facility, expires fiscal 2016 USD ($)		Jul. 30, 2011 Line of credit European and Australian asset-based revolving credit facility, expires fiscal 2016 USD ($)	Jan. 29, 2011 Line of credit European and Australian asset-based revolving credit facility, expires fiscal 2016 USD ($)		Jan. 28, 2012 Line of credit Secured term loan facility, due fiscal 2016 USD ($)		Jan. 29, 2011 Line of credit Secured term loan facility, due fiscal 2016 USD ($)
Debt Instrument [Line Items]
Labuan uncommitted lines of credit																																																																																																									$ 14	$ 9	[1]	$ 0	$ 0	[1]
7.375% senior secured notes, due fiscal Long-term debt									0	[2],[3]	503	[2],[3]	154	166	[4]	194	177	[4]	75	81	61	89	84	156	168	127	184	175	546	547	348	573	555	95	95	60	100	97	399	[5]	398	[2],[5]	397	[5]	396	[2]	680	[6]	683	[6]	686	[6]	363	[6]	365	[6]	358	[6]	348	[6]	932	[6]	931	[6],[7]	930	[6]	929	[7]	717	[8]	717	[8]	716	[8]	716	[8]	393	[6]	394	[6],[9]	396	[6]	0	[6],[9]	404	[5]	404	[2],[5]	404	[5]	405	[2]	22	[10]	22	[10],[11]	22	[10]	22	[11]	153	147	128	123							0	0	[12]	17	[12]	0	[6]	0	[6]	173	[6]	0	[6]	0	0	[13]	33	0	[13]	683	[6]	687	[6]
Capital lease obligations	38		43		43		54
Long-term debt	5,464		5,161		5,534		5,288
Less current portion	985	[14]	315	[14],[15]	171	[14]	570	[15]			503								75	81				156	168				546					95
Total Long-term debt	$ 4,479	[16]	$ 4,846	[16]	$ 5,363	[16]	$ 4,718	[16]

[1]	Pursuant to the acquisition of Labuan on October 31, 2011, the Company, as of January 28, 2012, reported borrowings under uncommitted lines of credit for the joint venture, which has been included in Accrued expenses and other current liabilities on our Consolidated Balance Sheet.
[2]	Represents obligations of Toys "R" Us, Inc. (the "Parent Company") legal entity. For further details on parent company information, refer to Schedule I-Parent Company Condensed Financial Statements and Notes to the Condensed Financial Statements.
[3]	On June 24, 2011, we redeemed the 7.625% notes due fiscal 2011 (the "2011 Notes") with funds received from the net proceeds of a new tranche of term loans in an aggregate principal amount of $400 million ("Incremental Secured Term Loan") and borrowings under our secured revolving credit facility ("ABL Facility").
[4]	On February 28, 2011, Toys-Japan entered into an additional bank loan with a financial institution totaling ¥1.0 billion ($13 million at January 28, 2012). Commencing in January 2012, Toys-Japan is required to make annual principal payments of approximately ¥1.6 billion ($21 million at January 28, 2012). As such, this amount has been classified as Current portion of long-term debt on our Consolidated Balance Sheet as of January 28, 2012.
[5]	Represents obligations of Toys "R" Us, Inc. (the "Parent Company") legal entity.
[6]	Represents obligations of Toys "R" Us-Delaware, Inc. ("Toys-Delaware").
[7]	Represents obligations of Toys "R" Us Property Company I, LLC ("TRU Propco I") and its subsidiaries.
[8]	Represents obligations of Toys "R" Us Property Company II, LLC ("TRU Propco II").
[9]	On May 25, 2011, Toys-Delaware and certain of its subsidiaries issued the Incremental Secured Term Loan. Pursuant to the terms of the agreement, Toys-Delaware is required to make quarterly principal payments equal to 0.25% ($4 million per year) of the original principal amount of the loan. As such, this amount has been classified as Current portion of Long-term debt on our Consolidated Balance Sheet as of January 28, 2012.
[10]	Represents obligations of Toys "R" Us, Inc. and Toys-Delaware.
[11]	Represents obligations of the Parent Company and Toys-Delaware.
[12]	On March 18, 2011, Toys-Japan entered into an agreement to refinance, at maturity, Tranche 2 of its committed lines of credit to extend the maturity date of the agreement and amend certain other provisions.
[13]	On March 8, 2011, certain of our foreign subsidiaries amended and restated the credit agreement to extend the maturity date of the facility and amend certain other provisions.
[14]	Current portion of Long-term debt as of July 28, 2012 is primarily comprised of $546 million of U.K. real estate senior credit facility due April 7, 2013; $156 million of our Spanish real estate credit facility due February 1, 2013; $95 million of our U.K. real estate junior credit facility due April 7, 2013; and $75 million of our French real estate credit facility due February 1, 2013.
[15]	Current portion of Long-term debt as of January 28, 2012 is primarily comprised of $168 million of our Spanish real estate credit facility and $81 million of our French real estate credit facility due 2012. Current portion of Long-term debt as of January 29, 2011 was primarily comprised of $503 million of the 2011 notes, which were redeemed on June 24, 2011.
[16]	We maintain derivative instruments on certain of our long-term debt, which impact our effective interest rates. Refer to Note 3 entitled "DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES" for further details.

Summary of Short-Term Borrowings and Long-Term Debt (Parenthetical) (Detail)	Jul. 28, 2012	Jan. 28, 2012	Jul. 30, 2011	Jan. 29, 2011
7.625% notes, due fiscal 2011
Debt Instrument [Line Items]
Debt, stated interest rate (percent)		7.63%		7.63%
Toys-Japan 1.85%-2.85% loans due fiscals 2012-2016 | Minimum
Debt Instrument [Line Items]
Debt, stated interest rate (percent)	1.85%	1.85%	1.85%	1.85%
Toys-Japan 1.85%-2.85% loans due fiscals 2012-2016 | Maximum
Debt Instrument [Line Items]
Debt, stated interest rate (percent)	2.85%	2.85%	2.85%	2.85%
French real estate credit facility, due fiscal 2012
Debt Instrument [Line Items]
Debt, stated interest rate (percent)		4.51%		4.51%
Spanish real estate credit facility, due fiscal 2012
Debt Instrument [Line Items]
Debt, stated interest rate (percent)		4.51%		4.51%
U.K. real estate senior credit facility, due fiscal 2013
Debt Instrument [Line Items]
Debt, stated interest rate (percent)		5.02%		5.02%
U.K. real estate junior credit facility, due fiscal 2013
Debt Instrument [Line Items]
Debt, stated interest rate (percent)		6.84%		6.84%
7.875% senior notes, due fiscal 2013
Debt Instrument [Line Items]
Debt, stated interest rate (percent)	7.88%	7.88%	7.88%	7.88%
7.375% senior secured notes, due fiscal 2016
Debt Instrument [Line Items]
Debt, stated interest rate (percent)	7.38%	7.38%	7.38%	7.38%
10.750% senior notes, due fiscal 2017
Debt Instrument [Line Items]
Debt, stated interest rate (percent)	10.75%	10.75%	10.75%	10.75%
8.500% senior secured notes, due fiscal 2017
Debt Instrument [Line Items]
Debt, stated interest rate (percent)	8.50%	8.50%	8.50%	8.50%
7.375% senior notes, due fiscal 2018
Debt Instrument [Line Items]
Debt, stated interest rate (percent)	7.38%	7.38%	7.38%	7.38%
8.750% debentures, due fiscal 2021
Debt Instrument [Line Items]
Debt, stated interest rate (percent)	8.75%	8.75%	8.75%	8.75%

Maturities of Short-Term Borrowings and Long-Term Debt (Detail) (USD $) In Millions, unless otherwise specified	Jan. 28, 2012
Debt Instrument [Line Items]
2012	$ 324
2013	1,094
2014	48
2015	84
2016	1,020
2017 and subsequent	2,622
Total	$ 5,192

Schedule of Outstanding Interest Rate Contracts (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Jan. 28, 2012		Jan. 29, 2011
Interest Rate Swaps | Three Months Euribor Float To Fixed One [Member]
Derivative Instruments [Line Items]
Effective Date	February 2006
Maturity Date	February 2013
Notional amount	$ 81		$ 84
Interest Rate Swaps | Three Months Euribor Float To Fixed Two [Member]
Derivative Instruments [Line Items]
Effective Date	February 2006
Maturity Date	February 2013
Notional amount	168		175
Interest Rate Swaps | Three Months Gbp Libor Float To Fixed Not Designated [Member]
Derivative Instruments [Line Items]
Effective Date	February 2006
Maturity Date	April 2013
Notional amount	92		94
Interest Rate Swaps | 3 Month GBP LIBOR Float to Fixed Designated
Derivative Instruments [Line Items]
Effective Date	April 2007	[1]
Maturity Date	April 2013	[1]
Notional amount	3	[1]	3	[1]
Interest Rate Swaps | 3 Month USD LIBOR Fixed to Float
Derivative Instruments [Line Items]
Effective Date	September 2010	[1]
Maturity Date	September 2016	[1]
Notional amount	350	[1]	350	[1]
Interest Rate Swaps | 6 Month JPY TIBOR Float to Fixed
Derivative Instruments [Line Items]
Effective Date	January 2011	[1]
Maturity Date	January 2016	[1]
Notional amount	128	[1]	140	[1]
Interest Rate Caps | 1 Month USD LIBOR Designated
Derivative Instruments [Line Items]
Effective Date	January 2011	[1]
Maturity Date	April 2015	[1]
Notional amount	500	[1]	500	[1]
Interest Rate Caps | 1 Month USD LIBOR Not Designated 2011
Derivative Instruments [Line Items]
Effective Date	January 2011
Maturity Date	April 2015
Notional amount	500		500
Interest Rate Caps | 1 Month USD LIBOR Not Designated 2012
Derivative Instruments [Line Items]
Effective Date	January 2012
Maturity Date	April 2015
Notional amount	500		500
Interest Rate Caps | One Months Usd Libor Dedesignated [Member]
Derivative Instruments [Line Items]
Effective Date	January 2012	[2]
Maturity Date	April 2015	[2]
Notional amount	500	[2]	500	[2]
Interest Rate Caps | One Month Usd Libor Not Designated Twenty Fourteen [Member]
Derivative Instruments [Line Items]
Effective Date	January 2014
Maturity Date	April 2015
Notional amount	$ 311		$ 311

[1]	As of January 28, 2012, these derivatives were designated for hedge accounting.
[2]	The Company de-designated a portion of this interest rate cap in fiscal 2010. As of January 28, 2012, 40% of the $500 million interest rate cap is designated as a cash flow hedge.

Schedule of Outstanding Foreign Exchange Contracts (Detail) (Foreign Exchange Forwards, USD $) In Millions, unless otherwise specified	12 Months Ended
	Jan. 28, 2012	Jan. 29, 2011
Short-term cross-currency intercompany loans
Derivative Instruments [Line Items]
Effective Date	Varies
Maturity Date	Varies
Notional Amount	$ 79	$ 120
Merchandise purchases
Derivative Instruments [Line Items]
Effective Date	Varies
Maturity Date	Varies
Notional Amount	$ 0	$ 171

Fair value measurements - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Jan. 28, 2012		Jan. 29, 2011
Interest Rate Swaps | 3 Month USD LIBOR Fixed to Float
Fair Value Assets And Liabilities Measured On Unobservable Inputs [Line Items]
Interest rate swap, notional amount	$ 350	[1]	$ 350	[1]
Interest rate swap, maturity date	September 2016	[1]
Derivative financial instruments
Fair Value Assets And Liabilities Measured On Unobservable Inputs [Line Items]
Total amount of unrealized losses included in interest expense attributable to assets held	$ 27		$ 11

[1]	As of January 28, 2012, these derivatives were designated for hedge accounting.

Summary of Estimated Useful Life and Carrying Values of Property and Equipment (Detail) (USD $) In Millions, unless otherwise specified	Jul. 28, 2012	Jan. 28, 2012	Jul. 30, 2011	Jan. 29, 2011	Jan. 28, 2012 Buildings	Jan. 29, 2011 Buildings	Jan. 28, 2012 Buildings Minimum	Jan. 28, 2012 Buildings Maximum	Jan. 28, 2012 Furniture and equipment	Jan. 29, 2011 Furniture and equipment	Jan. 28, 2012 Furniture and equipment Minimum	Jan. 28, 2012 Furniture and equipment Maximum	Jan. 28, 2012 Leasehold improvements	Jan. 29, 2011 Leasehold improvements	Jan. 28, 2012 Leasehold improvements Minimum	Jan. 28, 2012 Leasehold improvements Maximum	Jan. 28, 2012 Costs of computer software	Jan. 29, 2011 Costs of computer software	Jan. 28, 2012 Leased equipment under capital lease	Jan. 29, 2011 Leased equipment under capital lease	Jan. 28, 2012 Leased equipment under capital lease Minimum	Jan. 28, 2012 Leased equipment under capital lease Maximum	Jan. 28, 2012 Land	Jan. 29, 2011 Land	Jan. 28, 2012 Construction in progress	Jan. 29, 2011 Construction in progress
Property, Plant and Equipment [Line Items]
Useful life							45 years	50 years			3 years	20 years			10 years	25 years	5 years				3 years	8 years
Property and equipment		$ 7,686		$ 7,505	$ 2,079	$ 2,120			$ 1,915	$ 1,835			$ 2,662	$ 2,485			$ 182	$ 170	$ 84	$ 105			$ 747	$ 765	$ 17	$ 25
Less: accumulated depreciation and amortization		3,628		3,430
Property Plant And Equipment Net Including Assets Held For Sale, Total		4,058		4,075
Less: net assets held for sale		6		14
Total	$ 3,951	$ 4,052	$ 4,081	$ 4,061

Summary of Assets Held for Sale (Detail) (USD $) In Millions, unless otherwise specified	Jan. 28, 2012	Jan. 29, 2011
Property, Plant and Equipment [Line Items]
Less: accumulated depreciation and amortization	$ 3,628	$ 3,430
Net assets held for sale	(6)	(14)
Assets held for sale
Property, Plant and Equipment [Line Items]
Assets held for sale, Property and Equipment	9	18
Less: accumulated depreciation and amortization	3	4
Net assets held for sale	6	14
Assets held for sale | Land
Property, Plant and Equipment [Line Items]
Assets held for sale, Property and Equipment	4	9
Assets held for sale | Buildings
Property, Plant and Equipment [Line Items]
Assets held for sale, Property and Equipment	4	7
Assets held for sale | Leasehold improvements
Property, Plant and Equipment [Line Items]
Assets held for sale, Property and Equipment	$ 1	$ 2

Property and equipment - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended	6 Months Ended		12 Months Ended
	Jul. 28, 2012	Jul. 28, 2012	Jul. 30, 2011	Jan. 28, 2012	Jan. 29, 2011	Jan. 30, 2010
Property, Plant and Equipment [Line Items]
Gross proceeds from disposal of idle properties	$ 2	$ 8	$ 13	$ 24	$ 26	$ 19
Net gains from disposal of idle properties	2	4		3	10	6
Idle Distribution Center
Property, Plant and Equipment [Line Items]
Gross proceeds from disposal of idle properties						14
Net gains from disposal of idle properties						$ 5

Schedule of Accounts Payable and Accrued Liabilities (Detail) (USD $) In Millions, unless otherwise specified	Jul. 28, 2012	Jan. 28, 2012		Jul. 30, 2011	Jan. 29, 2011
Accrued And Other Current Liabilities [Line Items]
Accounts payable	$ 1,267	$ 1,447		$ 1,336	$ 1,560
Gift card and certificate liability		162			158
Sales and use tax and value added tax payable		119			100
Accrued interest		53			74
Accrued property taxes		53			41
Accrued bonus		47			59
Other		482	[1]		471	[1]
Accrued expenses and other current liabilities	754	916		712	903
Merchandise accounts payable
Accrued And Other Current Liabilities [Line Items]
Accounts payable		1,238	[2]		1,349	[2]
Non-merchandise accounts payable
Accrued And Other Current Liabilities [Line Items]
Accounts payable		$ 209	[3]		$ 211	[3]

[1]	Other includes, among other items, accrued payroll and other benefits, and other accruals. No individual amount included exceeds 5% of "Total current liabilities". Additionally, includes $9 million of short-term borrowings as of January 28, 2012. Refer to Note 2 entitled "SHORT-TERM BORROWINGS AND LONG-TERM DEBT" for further details.
[2]	Includes $81 million and $121 million of book overdraft cash as of January 28, 2012 and January 29, 2011, respectively.
[3]	Includes $105 million and $89 million of book overdraft cash as of January 28, 2012 and January 29, 2011, respectively.

Accounts payable, accrued expenses and other current liabilities - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	Jan. 28, 2012	Jun. 29, 2011	Jul. 28, 2012 Labuan uncommitted lines of credit Line of credit	Jan. 28, 2012 Labuan uncommitted lines of credit Line of credit		Jul. 30, 2011 Labuan uncommitted lines of credit Line of credit	Jan. 29, 2011 Labuan uncommitted lines of credit Line of credit		Jan. 28, 2012 Merchandise accounts payable	Jan. 29, 2011 Merchandise accounts payable	Jan. 28, 2012 Non-merchandise accounts payable	Jan. 29, 2011 Non-merchandise accounts payable
Accrued And Other Current Liabilities [Line Items]
Book overdraft cash									$ 81	$ 121	$ 105	$ 89
Individual current liabilities maximum percentage	5.00%	5.00%
Short-term borrowings			$ 14	$ 9	[1]	$ 0	$ 0	[1]

[1]	Pursuant to the acquisition of Labuan on October 31, 2011, the Company, as of January 28, 2012, reported borrowings under uncommitted lines of credit for the joint venture, which has been included in Accrued expenses and other current liabilities on our Consolidated Balance Sheet.

Weighted Average Valuation Assumptions (Detail) (USD $)	12 Months Ended
	Jan. 28, 2012	Jan. 29, 2011	Jan. 30, 2010
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Volatility	50.00%	50.00%	55.00%
Risk-free interest rate	3.10%	2.60%	3.50%
Expected term	5 years 1 month	5 years 1 month	5 years 1 month
Dividend Yield	0.00%	0.00%	0.00%
Weighted-average grant-date fair value per option:
Service-based	$ 27.62	$ 28.77	$ 13.2

Summary of Service Based Option Activity (Detail) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Jan. 28, 2012	Jan. 29, 2011	Jan. 30, 2010
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Outstanding at beginning of fiscal year	3,389,768	3,748,507	1,496,958
Granted	726,331	48,357	406,071
Exercised	(100,650)	(252,590)	(203,687)
Forfeited/Canceled	(119,673)	(154,506)	(159,864)
Conversion from Performance-Based	0	0	2,209,029
Outstanding at end of fiscal year	3,895,776	3,389,768	3,748,507
Outstanding at beginning of fiscal year	$ 26.9	$ 26.29	$ 23.44
Granted	$ 60	$ 61	$ 27.12
Exercised	$ 25.12	$ 22.79	$ 26.67
Forfeited/Canceled	$ 39.38	$ 29.43	$ 27
Conversion from Performance-Based	$ 0	$ 0	$ 28.15
Outstanding at end of fiscal year	$ 32.73	$ 26.9	$ 26.29
Stock options
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Aggregate intrinsic value of stock options vested or expected to vest	$ 74.7
Aggregate intrinsic value of stock options exercisable	$ 68.3
Stock options, shares vested or expected to vest	3,790,720
Stock options, shares exercisable	2,843,656
Weighted average exercise price of stock options vested or expected to vest	$ 31.98
Weighted average exercise price of stock options exercisable	$ 25.99
Weighted average remaining contractual term of stock options vested or expected to vest	5 years 1 month 6 days
Weighted average remaining contractual term of stock options exercisable	4 years

Summary of Nonvested Restricted Share and Restricted Unit Activity (Detail) (USD $)	12 Months Ended
Jan. 28, 2012
Restricted shares
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Nonvested shares / Outstanding units at beginning of fiscal year	0
Granted	111,439
Shares vested / Units converted	(447)
Forfeited	(5,278)
Nonvested shares / Outstanding units at end of fiscal year	105,714
Nonvested shares / Outstanding units at beginning of fiscal year	$ 0
Granted	$ 60
Shares vested / Units converted	$ 60
Forfeited	$ 60
Nonvested shares / Outstanding units at end of fiscal year	$ 60
Restricted units
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Nonvested shares / Outstanding units at beginning of fiscal year	0
Granted	32,217
Shares vested / Units converted	0
Forfeited	(1,413)
Nonvested shares / Outstanding units at end of fiscal year	30,804
Vested or expected to vest at January	25,393
Convertible units	0
Nonvested shares / Outstanding units at beginning of fiscal year	$ 0
Granted	$ 60
Shares vested / Units converted	$ 0
Forfeited	$ 60
Nonvested shares / Outstanding units at end of fiscal year	$ 60
Weighted average remaining contractual term of units vested or expected to vest	9 years 3 months 18 days
Weighted average remaining contractual term of convertible units	0 years

Summary of Performance Based Share and Unit Activity (Detail) (USD $)	12 Months Ended
Jan. 28, 2012
Performance-based units
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Nonvested shares / Outstanding units at beginning of fiscal year	0
Granted	25,863
Shares vested / Units converted	0
Forfeited	0
Nonvested shares / Outstanding units at end of fiscal year	25,863
Nonvested shares / Outstanding units at beginning of fiscal year	$ 0
Granted	$ 60
Shares vested / Units converted	$ 0
Forfeited	$ 0
Nonvested shares / Outstanding units at end of fiscal year	$ 60
Performance-based shares
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Nonvested shares / Outstanding units at beginning of fiscal year	0
Granted	95,197
Shares vested / Units converted	0
Forfeited	(5,362)
Nonvested shares / Outstanding units at end of fiscal year	89,835
Nonvested shares / Outstanding units at beginning of fiscal year	$ 0
Granted	$ 60
Shares vested / Units converted	$ 0
Forfeited	$ 60
Nonvested shares / Outstanding units at end of fiscal year	$ 60

Amount of Stock-Based Compensation Expense Recognized In SG&A and the Tax Benefit Recognized In Income Tax (Benefit) Expense (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Jan. 28, 2012	Jan. 29, 2011	Jan. 30, 2010
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
SG&A	$ 10	$ 10	$ 4
Total recognized tax benefit	$ 4	$ 4	$ 2

Presentation of Accumulated Other Comprehensive Income, Net of Tax in Consolidated Balance Sheet (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended		6 Months Ended		12 Months Ended
	Jul. 28, 2012	Jul. 30, 2011	Jul. 28, 2012	Jul. 30, 2011	Jan. 28, 2012		Jan. 29, 2011		Jan. 30, 2010
Accumulated Other Comprehensive Income Loss [Line Items]
Foreign currency translation adjustments, net of tax	$ (35)	$ 12	$ (53)	$ 75	$ 12		$ 54		$ 19
Unrealized loss on hedged transactions, net of tax	0	0	0	(1)	(2)		15		10
Unrealized actuarial losses, net of tax	0	0	0	1	(6)		9		(1)
Accumulated other comprehensive income (loss)					44		40
Beginning balance
Accumulated Other Comprehensive Income Loss [Line Items]
Foreign currency translation adjustments, net of tax									(58)
Unrealized loss on hedged transactions, net of tax									(25)
Unrealized actuarial losses, net of tax									(10)
Acquisition of Toys- Japan shares(1)									0	[1]
Accumulated other comprehensive income (loss)									(93)
Current-period other comprehensive income
Accumulated Other Comprehensive Income Loss [Line Items]
Foreign currency translation adjustments, net of tax					12		55		19
Unrealized loss on hedged transactions, net of tax					(2)		15		10
Unrealized actuarial losses, net of tax					(6)		9		(1)
Acquisition of Toys- Japan shares(1)					0	[1]	0	[1]	0	[1]
Accumulated other comprehensive income (loss)					4		79		28
Acquisition of 28.12% of Toys-Japan shares
Accumulated Other Comprehensive Income Loss [Line Items]
Foreign currency translation adjustments, net of tax									0
Unrealized loss on hedged transactions, net of tax									0
Unrealized actuarial losses, net of tax									0
Acquisition of Toys- Japan shares(1)									20	[1]
Accumulated other comprehensive income (loss)									20
Ending balance
Accumulated Other Comprehensive Income Loss [Line Items]
Foreign currency translation adjustments, net of tax					28		16		(39)
Unrealized loss on hedged transactions, net of tax					(2)		0		(15)
Unrealized actuarial losses, net of tax					(8)		(2)		(11)
Acquisition of Toys- Japan shares(1)					26	[1]	26	[1]	20	[1]
Accumulated other comprehensive income (loss)					44		40		(45)
Acquisition of approximately 9% of Toys-Japan shares
Accumulated Other Comprehensive Income Loss [Line Items]
Foreign currency translation adjustments, net of tax							0
Unrealized loss on hedged transactions, net of tax							0
Unrealized actuarial losses, net of tax							0
Acquisition of Toys- Japan shares(1)							6	[1]
Accumulated other comprehensive income (loss)							$ 6

[1]	Upon acquisition of the additional ownership interest of 9% and 28%, Noncontrolling interest decreased by $30 million and $82 million, respectively, at January 29, 2011 and January 30, 2010. These balances represented the percentage of ownership purchased at historical cost. The difference between the fair value of the consideration paid and the carrying amount of the Noncontrolling interest acquired was recognized as a net increase in Stockholders' Equity (Deficit). See Note 18 entitled "TOYS-JAPAN SHARE ACQUISITION" for further details.

Accumulated other comprehensive income - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Jan. 29, 2011	Jan. 30, 2010	Jan. 28, 2012	Nov. 10, 2009
Accumulated Other Comprehensive Income Loss [Line Items]
Decrease in noncontrolling interest	$ (21)	$ (66)
Toys - Japan
Accumulated Other Comprehensive Income Loss [Line Items]
Additional ownership interest	9.00%	28.00%	9.00%	28.00%
Decrease in noncontrolling interest	$ 30	$ 82

Minimum Rental Commitments under Non-Cancelable Operating Leases and Capital Leases (Detail) (USD $)	Jan. 28, 2012
Operating Leased Assets [Line Items]
Gross Minimum Rentals	$ 4,402,000,000	[1]
Sublease Income	81,000,000	[1]
Net minimum rentals	4,321,000,000	[1]
Capital leases Lease obligation	249,000,000
Minimum rental commitment, option to extend lease terms	2,100,000,000
2012
Operating Leased Assets [Line Items]
Gross Minimum Rentals	654,000,000	[1]
Sublease Income	17,000,000	[1]
Net minimum rentals	637,000,000	[1]
Capital leases Lease obligation	34,000,000
2013
Operating Leased Assets [Line Items]
Gross Minimum Rentals	610,000,000	[1]
Sublease Income	16,000,000	[1]
Net minimum rentals	594,000,000	[1]
Capital leases Lease obligation	32,000,000
2014
Operating Leased Assets [Line Items]
Gross Minimum Rentals	553,000,000	[1]
Sublease Income	12,000,000	[1]
Net minimum rentals	541,000,000	[1]
Capital leases Lease obligation	29,000,000
2015
Operating Leased Assets [Line Items]
Gross Minimum Rentals	487,000,000	[1]
Sublease Income	9,000,000	[1]
Net minimum rentals	478,000,000	[1]
Capital leases Lease obligation	26,000,000
2016
Operating Leased Assets [Line Items]
Gross Minimum Rentals	402,000,000	[1]
Sublease Income	7,000,000	[1]
Net minimum rentals	395,000,000	[1]
Capital leases Lease obligation	23,000,000
2017 and subsequent
Operating Leased Assets [Line Items]
Gross Minimum Rentals	1,696,000,000	[1]
Sublease Income	20,000,000	[1]
Net minimum rentals	1,676,000,000	[1]
Capital leases Lease obligation	$ 105,000,000

[1]	(1) Excluded from the minimum rental commitments displayed above are approximately $2.1 billion related to options to extend ground lease terms that are reasonably assured of being exercised, the balance of which is predominantly related to fiscals 2017 and thereafter.

Leases - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Jan. 28, 2012	Jan. 29, 2011	Jan. 30, 2010
Operating Leased Assets [Line Items]
Rental expense, net of sublease income	$ 588	$ 570	$ 519
Sublease income	22	22	23
Deferred rent liabilities	348	321
Accrued expenses and other current liabilities	10	11
Contingent rent expense	12	12	10
Leases
Operating Leased Assets [Line Items]
Deferred rent liabilities	348	321
Accrued expenses and other current liabilities	$ 10	$ 11

Earnings before Income Taxes (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended		6 Months Ended		12 Months Ended
	Jul. 28, 2012	Jul. 30, 2011	Jul. 28, 2012	Jul. 30, 2011	Jan. 28, 2012	Jan. 29, 2011	Jan. 30, 2010
Schedule Of Income Taxes [Line Items]
U.S.					$ (3)	$ (33)	$ 287
Foreign					153	165	57
Earnings before income taxes	$ (56)	$ (62)	$ (154)	$ (195)	$ 150	$ 132	$ 344

Income Tax (Benefit) Expense (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended		6 Months Ended		12 Months Ended
	Jul. 28, 2012	Jul. 30, 2011	Jul. 28, 2012	Jul. 30, 2011	Jan. 28, 2012	Jan. 29, 2011	Jan. 30, 2010
Current:
U.S. Federal					$ 0	$ (95)	$ 22
Foreign					42	56	26
State					0	(14)	7
Total current income tax (benefit) expense					42	(53)	55
Deferred:
U.S. Federal					5	48	(46)
Foreign					(48)	(38)	44
State					0	8	(13)
Total deferred income tax (benefit) expense			10	19	(43)	18	(15)
Total Income tax (benefit) expense	$ (20)	$ (28)	$ (58)	$ (94)	$ (1)	$ (35)	$ 40

Effective Tax Rate Reconciliations (Detail)	3 Months Ended		6 Months Ended		12 Months Ended
	Jul. 28, 2012	Jul. 30, 2011	Jul. 28, 2012	Jul. 30, 2011	Jan. 28, 2012		Jan. 29, 2011		Jan. 30, 2010
Schedule Of Income Taxes [Line Items]
U.S. Federal statutory tax rate					35.00%		35.00%		35.00%
State taxes, net of U.S. Federal benefit					0.00%		(6.90%)		(0.50%)
Foreign operations					(38.50%)	[1]	(28.80%)	[1]	(25.70%)	[1]
U.S. Federal valuation allowance					2.00%		2.80%		1.00%
Unrecognized tax benefits					1.30%	[2]	(31.80%)	[2]	3.00%	[2]
Other					(0.50%)		3.20%		(1.20%)
Effective tax rate	(35.70%)	(45.20%)	(37.70%)	(48.20%)	(0.70%)		(26.50%)		11.60%

[1]	Foreign operations include the net impact of: differences between local statutory rates and the U.S. Federal statutory rate; the impact of changes to foreign valuation allowances; the net cost of foreign unrecognized tax benefits; the cost of repatriating foreign earnings, net of foreign tax credits; changes to our assertion regarding the permanent reinvestment of foreign earnings related to certain foreign entities; permanent items related to foreign operations; as well as changes in the tax status of foreign entities.
[2]	Unrecognized tax benefits include benefits related to the resolution of issues in connection with concluding tax examinations, receiving a favorable ruling from a taxing authority, making protective elections, as well as changes to and clarifications of tax rules and regulations. See "Unrecognized Tax Benefits" in this footnote.

Summary of Deferred Tax Assets and Liabilities (Detail) (USD $) In Millions, unless otherwise specified	Jan. 28, 2012	Jan. 29, 2011
Deferred tax assets:
U.S. Federal tax credit and other carryforwards	$ 110	$ 93
State tax loss and other carryforwards	69	73
Foreign tax loss and other carryforwards	193	194
Straight line rent	133	133
Inventory	60	47
Insurance loss reserve	34	32
Restructuring charges	22	24
Other	113	116
Gross deferred tax assets before valuation allowance	734	712
Valuation allowance	(101)	(162)
Total deferred tax assets	633	550
Deferred tax liabilities:
Fixed assets	(199)	(204)
Undistributed earnings of foreign subsidiaries	(110)	(80)
Foreign currency translation	(23)	(21)
Other	(50)	(47)
Total deferred tax liabilities	(382)	(352)
Net deferred tax asset	$ 251	$ 198

Summary of Deferred Tax Assets and Liabilities Reflected in Consolidated Balance Sheets (Detail) (USD $) In Millions, unless otherwise specified	Jul. 28, 2012	Jan. 28, 2012		Jul. 30, 2011	Jan. 29, 2011
Schedule Of Income Taxes [Line Items]
Current deferred tax assets	$ 127	$ 128		$ 112	$ 107
Current deferred tax liabilities		(2)	[1]		(5)	[1]
Non-current deferred tax assets	264	279		214	215
Non-current deferred tax liabilities	(155)	(154)		(120)	(119)
Net deferred tax asset		$ 251			$ 198

[1]	The current deferred tax liabilities are included as components of Accrued expenses and other current liabilities in the Consolidated Balance Sheets.

Reconciliation of Beginning and Ending Amount of Gross Unrecognized Tax Benefits (Excluding Interest and Penalties) (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Jan. 28, 2012		Jan. 29, 2011		Jan. 30, 2010
Schedule Of Income Taxes [Line Items]
Beginning balance	$ 57		$ 158		$ 132
Additions for tax positions of the current year	6		11		26
Additions for tax positions of prior years	3		13		44
Reductions for tax positions of prior years	(8)	[1]	(95)	[1]	(25)	[1]
Settlements	(11)		(30)		(21)
Currency translation adjustment	(2)		0		6
Lapse of statute of limitations	(3)		0		(4)
Ending balance	$ 42		$ 57		$ 158

[1]	Reductions for tax positions of prior years include amounts related to the resolution of issues in connection with concluding tax examinations, receiving favorable rulings from tax authorities, making protective elections, as well as changes to and clarifications of tax rules and regulations.

Net Sales and Long Lived Assets by Country or Region (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended		6 Months Ended		12 Months Ended
	Jul. 28, 2012	Jul. 30, 2011	Jul. 28, 2012	Jul. 30, 2011	Jan. 28, 2012		Jan. 29, 2011		Jan. 30, 2010
Operating Statistics [Line Items ]
Net sales	$ 2,552	$ 2,648	$ 5,164	$ 5,284	$ 13,909		$ 13,864		$ 13,568
Long-lived assets					4,439		4,437
United States
Operating Statistics [Line Items ]
Net sales					8,393	[1]	8,621	[1]	8,317	[1]
Long-lived assets					2,806	[1]	2,813	[1]
Japan
Operating Statistics [Line Items ]
Net sales					1,988		1,866		1,791
Long-lived assets					618		621
Europe
Operating Statistics [Line Items ]
Net sales					1,574	[2]	1,493	[2]	1,587	[2]
Long-lived assets					427	[2]	440	[2]
Canada
Operating Statistics [Line Items ]
Net sales					884		833		745
Long-lived assets					239		237
U.K
Operating Statistics [Line Items ]
Net sales					758		792		891
Long-lived assets					293		302
Australia
Operating Statistics [Line Items ]
Net sales					245		243		223
Long-lived assets					27		24
China and Southeast Asia
Operating Statistics [Line Items ]
Net sales					49	[3]	0	[3]	0	[3]
Long-lived assets					29		0
Other
Operating Statistics [Line Items ]
Net sales					$ 18	[4]	$ 16	[4]	$ 14	[4]

[1]	Includes our wholly-owned operations in Puerto Rico.
[2]	Includes our wholly-owned operations in Germany, Austria, Switzerland, France, Spain and Portugal. Beginning in fiscal 2011, also includes our wholly-owned operations in Poland.
[3]	Includes our majority-owned operations as of October 31, 2011. Refer to Note 17 entitled "ACQUISITIONS" for further details.
[4]	Represents licensing fees from unaffiliated third parties.

Change in Projected Benefit Obligation (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Jan. 28, 2012		Jan. 29, 2011		Jan. 30, 2010
Change in projected benefit obligation:
Projected benefit obligation at beginning of year	$ 111		$ 108
Service cost	5		6		6
Interest cost	4		5		4
Employee contributions	1		1
Benefits, expenses paid	(2)		(2)
Actuarial loss	9		1
Amendment	0	[1]	(11)	[1]
Curtailment	(1)	[2]	0	[2]
Partial settlement	(10)	[2]	0	[2]
Foreign currency impact	1		3
Projected benefit obligation at end of year	$ 118		$ 111		$ 108

[1]	On April 1, 2010, we amended the U.K. defined benefit pension plan. Pursuant to the amendment, we capped our rate of compensation increase. The change in compensation increase assumption resulted in a reduction of the plan's liability by $11 million in fiscal 2010.
[2]	Through fiscal 2010, Toys-Japan maintained a tax qualified pension plan ("TQPP") that covered all employees of Toys-Japan. Pursuant to amended Japanese laws, TQPP plans, such as the Toys-Japan pension plan had to be terminated or transferred to another defined benefit or defined contribution plan by March 31, 2012. In accordance with Japanese law, on February 1, 2011, Toys-Japan's TQPP plan was terminated and replaced with a defined benefit and defined contribution plan in the ratio of 70% and 30%, respectively. This change resulted in a plan curtailment and settlement. The plan curtailment reduced the plan's liability by approximately $1 million. No curtailment gains were recognized as the reduction in liability was offset by unrecognized net actuarial losses. The partial settlement amount represents the transfer of 30% of the TQPP plan projected benefit obligation ("PBO") to a new defined contribution plan.

Defined benefit pension plans - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Jan. 28, 2012		Jan. 29, 2011		Jan. 29, 2012
Defined Benefit Plan Disclosure [Line Items]
Amendment	$ 0	[1]	$ 11	[1]
Curtailment	(1)	[2]	0	[2]
Unrecognized net actuarial gains/losses, net of tax	(8)		(2)
Percentage of plan assets related to U.K. and Japan pension plans	100.00%				100.00%
Uk And Japan Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Percentage of plan assets related to U.K. and Japan pension plans	90.00%
Defined benefit pension plans
Defined Benefit Plan Disclosure [Line Items]
Tax qualified pension plan replacement percentage			70.00%
Unrecognized net actuarial gains/losses, net of tax	1
Contribution to pension plan	$ 8
Defined contribution plan
Defined Benefit Plan Disclosure [Line Items]
Tax qualified pension plan replacement percentage			30.00%

[1]	On April 1, 2010, we amended the U.K. defined benefit pension plan. Pursuant to the amendment, we capped our rate of compensation increase. The change in compensation increase assumption resulted in a reduction of the plan's liability by $11 million in fiscal 2010.
[2]	Through fiscal 2010, Toys-Japan maintained a tax qualified pension plan ("TQPP") that covered all employees of Toys-Japan. Pursuant to amended Japanese laws, TQPP plans, such as the Toys-Japan pension plan had to be terminated or transferred to another defined benefit or defined contribution plan by March 31, 2012. In accordance with Japanese law, on February 1, 2011, Toys-Japan's TQPP plan was terminated and replaced with a defined benefit and defined contribution plan in the ratio of 70% and 30%, respectively. This change resulted in a plan curtailment and settlement. The plan curtailment reduced the plan's liability by approximately $1 million. No curtailment gains were recognized as the reduction in liability was offset by unrecognized net actuarial losses. The partial settlement amount represents the transfer of 30% of the TQPP plan projected benefit obligation ("PBO") to a new defined contribution plan.

Change in Fair Value of Plan Assets (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Jan. 28, 2012		Jan. 29, 2011
Change in fair value of plan assets:
Fair value of plan assets at beginning of year	$ 92		$ 75
Actual return on plan assets	4		7
Employer contributions	7		9
Employee contributions	1		1
Benefits, expenses paid	(2)		(2)
Partial settlement	(10)	[1]	0	[1]
Foreign currency impact	1		2
Fair value of plan assets at end of year	$ 93		$ 92

[1]	The partial settlement amount represents the transfer of 30% of the TQPP plan assets to a new defined contribution plan.

Funded Status (Detail) (USD $) In Millions, unless otherwise specified	Jan. 28, 2012	Jan. 29, 2011
Reconciliation of funded status to total amount recognized:
Funded status	$ (25)	$ (19)
Amounts recognized in Consolidated Balance Sheets:
Non-current liability	(25)	(19)
Amounts recognized in Accumulated other comprehensive income (loss):
Unrecognized net actuarial losses, net of tax	$ 8	$ 2

Pension Plans with Accumulated Benefit Obligations in Excess of Plan Assets (Detail) (USD $) In Millions, unless otherwise specified	Jan. 28, 2012	Jan. 29, 2011
Defined Benefit Plan Disclosure [Line Items]
Projected benefit obligation	$ 118	$ 111
Accumulated benefit obligation	96	98
Fair value of plan assets	$ 93	$ 92

Components of Net Periodic Benefit Cost (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Jan. 28, 2012	Jan. 29, 2011	Jan. 30, 2010
Defined Benefit Plan Disclosure [Line Items]
Service cost	$ 5	$ 6	$ 6
Interest cost	4	5	4
Expected return on plan assets	(4)	(4)	(3)
Recognized actuarial loss	0	1	1
Net periodic benefit cost	$ 5	$ 8	$ 8

Estimated Future Payments (Detail) (USD $) In Millions, unless otherwise specified	Jan. 28, 2012
Defined Benefit Plan Disclosure [Line Items]
2012	$ 2
2013	2
2014	2
2015	2
2016	2
2017 through 2021	10
Total	$ 20

Weighted-average Assumptions Used to Determine Net Periodic Benefit Costs (Detail)	12 Months Ended
	Jan. 28, 2012	Jan. 29, 2011	Jan. 30, 2010
Defined Benefit Plan Disclosure [Line Items]
Discount rate	4.40%	4.40%	4.40%
Long-term rate of return on plan assets	5.10%	4.70%	4.70%
Rate of compensation increase	2.80%	2.80%	4.00%

Weighted-average Assumptions Used to Determine Benefit Obligations (Detail)	Jan. 28, 2012	Jan. 29, 2011
Defined Benefit Plan Disclosure [Line Items]
Discount rate	4.00%	4.10%
Rate of compensation increase	2.80%	3.00%

Weighted Average Asset Allocation by Asset Category (Detail)	12 Months Ended
	Jan. 28, 2012	Jan. 29, 2012
Defined Benefit Plan Disclosure [Line Items]
2012 Target Allocation	100.00%
Actual Allocation	100.00%	100.00%
Equity securities
Defined Benefit Plan Disclosure [Line Items]
2012 Target Allocation	52.40%
Actual Allocation	52.40%	46.00%
Debt securities
Defined Benefit Plan Disclosure [Line Items]
2012 Target Allocation	37.60%
Actual Allocation	37.50%	21.00%
Insurance contracts
Defined Benefit Plan Disclosure [Line Items]
2012 Target Allocation	8.30%
Actual Allocation	8.30%	7.00%
Cash and cash equivalents
Defined Benefit Plan Disclosure [Line Items]
2012 Target Allocation	1.70%
Actual Allocation	1.80%	26.00%

Plan Assets by Fair Value Hierarchy (Detail) (USD $) In Millions, unless otherwise specified	Jan. 28, 2012		Jan. 29, 2011		Jan. 30, 2010
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	$ 93		$ 92		$ 75
Equity securities | Domestic
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	10	[1]	1	[1],[2]
Equity securities | International
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	36	[1]	42	[3]
Fixed Income: | Domestic
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	3	[4]	5	[4]
Fixed Income: | International
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	34	[4]	14	[4]
Insurance contracts
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	8	[5]	7	[5]
Cash and cash equivalents
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	2	[6]	23	[6]
Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	2		23
Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1) | Equity securities | Domestic
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	0	[1]	0	[1],[2]
Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1) | Equity securities | International
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	0	[1]	0	[3]
Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1) | Fixed Income: | Domestic
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	0	[4]	0	[4]
Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1) | Fixed Income: | International
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	0	[4]	0	[4]
Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1) | Insurance contracts
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	0	[5]	0	[5]
Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1) | Cash and cash equivalents
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	2	[6]	23	[6]
Significant Other Observable Inputs (Level 2)
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	91		69
Significant Other Observable Inputs (Level 2) | Equity securities | Domestic
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	10	[1]	1	[1],[2]
Significant Other Observable Inputs (Level 2) | Equity securities | International
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	36	[1]	42	[3]
Significant Other Observable Inputs (Level 2) | Fixed Income: | Domestic
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	3	[4]	5	[4]
Significant Other Observable Inputs (Level 2) | Fixed Income: | International
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	34	[4]	14	[4]
Significant Other Observable Inputs (Level 2) | Insurance contracts
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	8	[5]	7	[5]
Significant Other Observable Inputs (Level 2) | Cash and cash equivalents
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	$ 0	[6]	$ 0	[6]

[1]	Domestic and international equity securities categorized as Level 2 are valued using the Net Asset Value ("NAV") per fund share, which is derived from quoted prices in active markets of the underlying securities.
[2]	Through fiscal 2010, Toys-Japan maintained a tax qualified pension plan ("TQPP") that covered all employees of Toys-Japan. Pursuant to amended Japanese laws, TQPP plans, such as the Toys-Japan pension plan had to be terminated or transferred to another defined benefit or defined contribution plan by March 31, 2012. In accordance with Japanese law, on February 1, 2011, Toys-Japan's TQPP plan was terminated and replaced with a defined benefit and defined contribution plan in the ratio of 70% and 30%, respectively. This change resulted in a plan curtailment and settlement. The plan curtailment reduced the plan's liability by approximately $1 million. No curtailment gains were recognized as the reduction in liability was offset by unrecognized net actuarial losses. The partial settlement amount represents the transfer of 30% of the TQPP plan projected benefit obligation ("PBO") to a new defined contribution plan.
[3]	On April 1, 2010, we amended the U.K. defined benefit pension plan. Pursuant to the amendment, we capped our rate of compensation increase. The change in compensation increase assumption resulted in a reduction of the plan's liability by $11 million in fiscal 2010.
[4]	Domestic and international fixed-income securities categorized as Level 2 are valued using the NAV per fund share, which is derived using a market approach with inputs that include broker quotes, benchmark yields, base spreads and reported trades.
[5]	Insurance contracts contain a minimum guaranteed return and are categorized as Level 2 as the fair value of the assets is equal to the total amount of all individual technical reserves plus the non allocated employer's financing fund reserves at the valuation date. The individual technical and financing fund reserves are equal to the accumulated paid contributions taking into account the insurance ratification and any allocated profit sharing return.
[6]	Cash and cash equivalents include highly liquid investments with an original maturity of three months or less at acquisition. Due to the nature and short maturity of these investments, their carrying amount approximates fair value. Therefore, we have determined that our cash and cash equivalents in their entirety are classified as Level 1 within the fair value hierarchy.

Other employee retirement and compensation benefits - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Jan. 28, 2012	Jan. 29, 2011	Jan. 30, 2010	Jul. 21, 2010
Defined Benefit Plan Disclosure [Line Items]
Vesting percentage	100.00%
Employment period to vest one hundred percent	5 years
SERP expenses		$ 1	$ 1
SERP liability	4	4
Matching contribution by employer	100.00%
Matching contribution	4.00%
Other foreign defined contribution plans and other foreign government sponsored retirement plans expenses	26	21	19
Liquidation of plan assets				5
Termination of Split Dollar Plan	2010-07-21
Maximum
Defined Benefit Plan Disclosure [Line Items]
SERP expenses	$ 1

Litigation and legal proceedings - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Jan. 28, 2012	Jan. 29, 2011	Jan. 30, 2010
Loss Contingencies [Line Items]
Gain contingency, recorded amount	$ 0	$ 0	$ 51
Unfavorable regulatory action
Loss Contingencies [Line Items]
Litigation settlement paid	17
Pending litigation
Loss Contingencies [Line Items]
Litigation settlement paid	5
Positive outcome of litigation
Loss Contingencies [Line Items]
Gain contingency, recorded amount			51
Federal Trade Commission (FTC)
Loss Contingencies [Line Items]
Civil penalty paid	1
Japan Fair Trade Commission (JFTC)
Loss Contingencies [Line Items]
Surcharge	$ 5

Commitments and contingencies - Additional Information (Detail) (Detail) (USD $) In Millions, unless otherwise specified	Jan. 28, 2012
Loss Contingencies [Line Items]
Leases assigned to third parties, potential future lease related payments	$ 134

Acquisitions - Additional information (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended		6 Months Ended		12 Months Ended				12 Months Ended
	Jul. 28, 2012	Jul. 30, 2011	Jul. 28, 2012	Jul. 30, 2011	Jan. 28, 2012 Store	Jan. 29, 2011	Jan. 30, 2010	Oct. 31, 2011	Jan. 28, 2012 Fiscal 2011 acquisition Store	Oct. 31, 2011 Fiscal 2011 acquisition	Jan. 28, 2010 Fiscal 2009 acquisitions
Trust Expenses [Line Items]
Ownership interest in Labuan										70.00%
Acquisition price										$ 79	$ 14
Contingent consideration										8
Interest in the business to acquire percentage										30.00%
Number of retail stores					1,502				90
Net earnings attributable to Toys "R" Us					149	168	312		2
Net earnings attributable to Labuan	(36)	(34)	(96)	(101)	151	167	304		4
Transaction costs for legal and advisory services					4
Finite lived intangible assets								49			9
Noncontrolling interest								24
Goodwill											$ 2

Preliminary Purchase Price Allocation of the Cost to Acquire Labuan (Detail) (USD $) In Millions, unless otherwise specified	Oct. 31, 2011
Purchase Price Allocation [Line Items]
Intangible assets	$ 49
Preliminary fair value
Purchase Price Allocation [Line Items]
Cash and cash equivalents	12
Accounts and other receivables	5
Merchandise inventories	33
Property and equipment, net	13
Goodwill	62
Intangible assets	49
Deferred tax assets	2
Other assets	6
Total assets acquired	182
Current liabilities	62
Non-current liabilities	9
Total liabilities assumed	71
Noncontrolling interest	24
Business Acquisition Purchase Price Allocation Liabilities Assumed and Noncontrolling Interest, Total	95
Net assets acquired	$ 87

Toys - Japan share acquisition - Additional Information (Detail) In Millions, except Share data, unless otherwise specified	12 Months Ended					1 Months Ended	12 Months Ended
	Jan. 29, 2011 USD ($)	Jan. 30, 2010 USD ($)	Jan. 28, 2012 USD ($)	Nov. 10, 2009 TRU Japan Holdings 2, LLC (Holdings 2) USD ($)	Nov. 10, 2009 TRU Japan Holdings 2, LLC (Holdings 2) JPY (¥)	Nov. 10, 2009 Toys - Japan USD ($)	Jan. 28, 2012 Toys - Japan USD ($)	Jan. 29, 2011 Toys - Japan USD ($)	Jan. 30, 2010 Toys - Japan USD ($)	Jan. 28, 2012 Toys - Japan JPY (¥)
Noncontrolling Interest Shares Purchased [Line Items]
Purchase of outstanding shares of Toys - Japan from all non-affiliated public shareholders				$ 6.54	¥ 587
Shares purchased						9,687,056
Percentage of Toys - Japan						28.00%	9.00%	9.00%	28.00%
Purchase price						$ 66	$ 21
Transaction cost included in purchase price			4			2
Total shares owned									31,226,284
Percentage of Toys - Japan held by TRU Japan Holdings 2, LLC									91.00%
Decrease in noncontrolling interest	(21)	(66)						30	82
Differences between fair value of consideration paid and noncontrolling interest acquired									16
Change in additional paid in capital							3		(4)
Change in accumulated other comprehensive loss							(6)		(20)
Outstanding common stock exchange ratio							3,289,647
Cash received, fractional shares										¥ 587
Amount held for fractional shares included in purchase price							$ 1

Schedule I - Condensed Statements of Operations (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended		6 Months Ended		12 Months Ended
	Jul. 28, 2012	Jul. 30, 2011	Jul. 28, 2012	Jul. 30, 2011	Jan. 28, 2012	Jan. 29, 2011	Jan. 30, 2010
Condensed Financial Statements, Captions [Line Items]
Revenues	$ 2,552	$ 2,648	$ 5,164	$ 5,284	$ 13,909	$ 13,864	$ 13,568
Depreciation and amortization	100	102	200	200	403	388	376
Other income, net	(12)	(10)	(23)	(20)	(44)	(51)	(112)
Total operating expenses	975	977	1,962	1,962	4,388	4,279	3,994
Other (expense) income:
Interest expense, net	(103)	(112)	(215)	(240)	(442)	(521)	(447)
Earnings before income taxes	(56)	(62)	(154)	(195)	150	132	344
Income tax (benefit) expense	(20)	(28)	(58)	(94)	(1)	(35)	40
Net earnings	(36)	(34)	(96)	(101)	151	167	304
Comprehensive income					153	247	340
Parent company
Condensed Financial Statements, Captions [Line Items]
Revenues					0	0	23
General and administrative expenses					24	20	32
Depreciation and amortization					5	6	14
Other income, net					0	(1)	(51)
Total operating expenses					29	25	(5)
Other (expense) income:
Interest expense, net					(77)	(133)	(132)
Intercompany interest expense, net					(6)	(4)	(1)
Equity in pre-tax earnings of consolidated subsidiaries					260	295	457
Earnings before income taxes					148	133	352
Income tax (benefit) expense					(1)	(35)	40
Net earnings					$ 149	$ 168	$ 312

Schedule I - Condensed Balance Sheets (Detail) (USD $) In Millions, unless otherwise specified	Jul. 28, 2012		Jan. 28, 2012		Jul. 30, 2011		Jan. 29, 2011		Jan. 30, 2010	Jan. 29, 2009
Current Assets:
Cash and cash equivalents	$ 531		$ 701		$ 356		$ 1,013		$ 1,126	$ 783
Accounts and other receivables	317		254		339		255
Current deferred tax assets	127		128		112		107
Prepaid expenses and other current assets	124		122		155		145
Total current assets	3,414		3,437		3,404		3,624
Property and equipment, net	3,951		4,052		4,081		4,061
Deferred tax assets	264		279		214		215
Other assets	558		596		541		532
Total Assets	8,654		8,842	[1]	8,642		8,832	[1]
Current Liabilities:
Accrued expenses and other current liabilities	754		916		712		903
Income taxes payable	35		51		42		57
Current portion of long-term debt	985	[2]	315	[2],[3]	171	[2]	570	[3]
Total current liabilities	3,041		2,729		2,261		3,090
Long-term debt	4,479	[4]	4,846	[4]	5,363	[4]	4,718	[4]
Other non-current liabilities	247		243		251		252
Stockholders' equity	343		503		321		343
Total Liabilities, Temporary Equity and Stockholders' Equity	8,654		8,842		8,642		8,832
Parent company
Current Assets:
Cash and cash equivalents	190		53				226		196	212
Accounts and other receivables			1				0
Current deferred tax assets			8				0
Prepaid expenses and other current assets			6				5
Total current assets			68				231
Property and equipment, net			7				12
Investments in and advances to/from subsidiaries			1,291				1,519
Deferred tax assets			41				53
Other assets			72				48
Total Assets			1,479				1,863
Current Liabilities:
Accrued expenses and other current liabilities			76				99
Income taxes payable			10				27
Current portion of long-term debt			0	[5]			503	[5]
Total current liabilities			86				629
Long-term debt			824				823
Liabilities for uncertain tax positions			6				3
Other non-current liabilities			60				65
Stockholders' equity			503				343
Total Liabilities, Temporary Equity and Stockholders' Equity			$ 1,479				$ 1,863

[1]	We have adjusted our prior year presentation based on a revised allocation of certain assets to Corporate and other which resulted in an increase in Corporate and other of $212 million, a decrease in Domestic of $168 million and a decrease in International of $44 million for fiscal 2010.
[2]	Current portion of Long-term debt as of July 28, 2012 is primarily comprised of $546 million of U.K. real estate senior credit facility due April 7, 2013; $156 million of our Spanish real estate credit facility due February 1, 2013; $95 million of our U.K. real estate junior credit facility due April 7, 2013; and $75 million of our French real estate credit facility due February 1, 2013.
[3]	Current portion of Long-term debt as of January 28, 2012 is primarily comprised of $168 million of our Spanish real estate credit facility and $81 million of our French real estate credit facility due 2012. Current portion of Long-term debt as of January 29, 2011 was primarily comprised of $503 million of the 2011 notes, which were redeemed on June 24, 2011.
[4]	We maintain derivative instruments on certain of our long-term debt, which impact our effective interest rates. Refer to Note 3 entitled "DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES" for further details.
[5]	Current portion of Long-term debt as of January 29, 2011 was comprised of $503 million of the 7.625% notes, which were redeemed on June 24, 2011.

Schedule I - Condensed Statement of Cash Flows (Detail) (USD $) In Millions, unless otherwise specified	6 Months Ended		12 Months Ended
	Jul. 28, 2012	Jul. 30, 2011	Jan. 28, 2012	Jan. 29, 2011	Jan. 30, 2010
Condensed Financial Statements, Captions [Line Items]
Cash Flows from Operating Activities	$ (346)	$ (714)	$ 319	$ 220	$ 1,014
Cash Flows from Investing Activities:
Capital expenditures	(126)	(141)	(380)	(325)	(192)
Purchase of long-term investments			(26)	(9)	0
Decrease (increase) in restricted cash	10	1	(14)	28	150
Net cash (used in) provided by investing activities	(123)	(127)	(454)	(281)	(37)
Cash Flows from Financing Activities:
Long-term debt repayment	(351)	(827)	(2,396)	(2,841)	(4,354)
Other	(2)	(1)	1	(3)	(1)
Net cash provided by (used in) financing activities	309	161	(185)	(53)	(626)
Cash and cash equivalents:
Net (decrease) increase during period	(170)	(657)	(312)	(113)	343
Cash and cash equivalents at beginning of period	701	1,013	1,013	1,126	783
Cash and cash equivalents at end of period	531	356	701	1,013	1,126
Supplemental Disclosures of Cash Flow Information:
Income taxes (received) paid, net of refunds			66	62	42
Interest paid			432	437	357
Parent company
Condensed Financial Statements, Captions [Line Items]
Cash Flows from Operating Activities			554	11	42
Cash Flows from Investing Activities:
Capital expenditures			0	0	(4)
Purchase of long-term investments			(26)	(9)	0
Investments in subsidiaries			(77)	(11)	(248)
Decrease (increase) in restricted cash			0	33	18
Intercompany loan repayment by subsidiaries			1,141	694	482
Loans to subsidiaries			(1,266)	(685)	(455)
Net cash (used in) provided by investing activities			(228)	22	(207)
Cash Flows from Financing Activities:
Long-term debt repayment			(500)	0	0
Borrowings from subsidiaries			0	0	150
Other			1	(3)	(1)
Net cash provided by (used in) financing activities			(499)	(3)	149
Cash and cash equivalents:
Net (decrease) increase during period			(173)	30	(16)
Cash and cash equivalents at beginning of period		226	226	196	212
Cash and cash equivalents at end of period	190		53	226	196
Supplemental Disclosures of Cash Flow Information:
Income taxes (received) paid, net of refunds			0	0	(1)
Interest paid			$ 99	$ 134	$ 136

Basis of presentation - Additional Information (Detail) In Millions, unless otherwise specified	3 Months Ended		6 Months Ended		12 Months Ended					12 Months Ended
	Jul. 28, 2012 USD ($)	Jul. 30, 2011 USD ($)	Jul. 28, 2012 USD ($)	Jul. 30, 2011 USD ($)	Jan. 28, 2012 USD ($)	Jan. 28, 2012 GBP (£)	Jan. 29, 2011 USD ($)	Jan. 30, 2010 USD ($)	Jan. 25, 2012 USD ($)	Jan. 28, 2012 U.K. real estate senior credit facility, due fiscal 2013	Jan. 28, 2012 U.K. real estate junior credit facility, due fiscal 2013	Jan. 28, 2012 Parent company USD ($)	Jan. 29, 2011 Parent company USD ($)	Jan. 30, 2010 Parent company USD ($)	Jan. 28, 2012 Subsidiary USD ($)	Jan. 29, 2011 Subsidiary USD ($)	Jan. 30, 2010 Subsidiary USD ($)	Jan. 28, 2012 Vanwall USD ($)	Jan. 29, 2011 Vanwall USD ($)
Basis Of Presentation [Line Items]
Parent company borrowings					$ 770
Promissory note received as dividend					887	509
Outstanding net intercompany receivable					204		209
Intercompany note payable									770
Intercompany payable					229		397
Non-cash dividend received					63
Short term loan outstanding					124
Accrued interest related to Parent Company's overall intercompany payable balance					23		21
Income tax benefit / expense	(20)	(28)	(58)	(94)	(1)		(35)	40				(1)	(35)	40	33	65	76
Face value of debt securities acquired					36		17											36	17
Cash paid to Vanwall																		$ 26	$ 9
Debt maturity date										Apr 7, 2013	Apr 7, 2013

Summary of Parent Company's Long-Term Debt (Detail) (USD $) In Millions, unless otherwise specified	Jul. 28, 2012		Jan. 28, 2012		Jul. 30, 2011		Jan. 29, 2011
Debt Instrument [Line Items]
Notes, Total	$ 5,464		$ 5,161		$ 5,534		$ 5,288
Less current portion	985	[1]	315	[1],[2]	171	[1]	570	[2]
Total Long-term debt	4,479	[3]	4,846	[3]	5,363	[3]	4,718	[3]
7.625% notes, due fiscal 2011
Debt Instrument [Line Items]
Long-term debt			0	[4],[5]			503	[4],[5]
Less current portion							503
7.875% senior notes, due fiscal 2013
Debt Instrument [Line Items]
Long-term debt	399	[6]	398	[4],[6]	397	[6]	396	[4]
7.375% senior notes, due fiscal 2018
Debt Instrument [Line Items]
Long-term debt	404	[6]	404	[4],[6]	404	[6]	405	[4]
8.750% debentures, due fiscal 2021
Debt Instrument [Line Items]
Long-term debt	22	[7]	22	[7],[8]	22	[7]	22	[8]
Parent company
Debt Instrument [Line Items]
Notes, Total			824				1,326
Less current portion			0	[9]			503	[9]
Total Long-term debt			824				823
Parent company | 7.625% notes, due fiscal 2011
Debt Instrument [Line Items]
Long-term debt			0	[10]			503	[10]
Parent company | 7.875% senior notes, due fiscal 2013
Debt Instrument [Line Items]
Long-term debt			398				396
Parent company | 7.375% senior notes, due fiscal 2018
Debt Instrument [Line Items]
Long-term debt			404				405
Parent company | 8.750% debentures, due fiscal 2021
Debt Instrument [Line Items]
Long-term debt			$ 22	[7]			$ 22	[7]

[1]	Current portion of Long-term debt as of July 28, 2012 is primarily comprised of $546 million of U.K. real estate senior credit facility due April 7, 2013; $156 million of our Spanish real estate credit facility due February 1, 2013; $95 million of our U.K. real estate junior credit facility due April 7, 2013; and $75 million of our French real estate credit facility due February 1, 2013.
[2]	Current portion of Long-term debt as of January 28, 2012 is primarily comprised of $168 million of our Spanish real estate credit facility and $81 million of our French real estate credit facility due 2012. Current portion of Long-term debt as of January 29, 2011 was primarily comprised of $503 million of the 2011 notes, which were redeemed on June 24, 2011.
[3]	We maintain derivative instruments on certain of our long-term debt, which impact our effective interest rates. Refer to Note 3 entitled "DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES" for further details.
[4]	Represents obligations of Toys "R" Us, Inc. (the "Parent Company") legal entity. For further details on parent company information, refer to Schedule I-Parent Company Condensed Financial Statements and Notes to the Condensed Financial Statements.
[5]	On June 24, 2011, we redeemed the 7.625% notes due fiscal 2011 (the "2011 Notes") with funds received from the net proceeds of a new tranche of term loans in an aggregate principal amount of $400 million ("Incremental Secured Term Loan") and borrowings under our secured revolving credit facility ("ABL Facility").
[6]	Represents obligations of Toys "R" Us, Inc. (the "Parent Company") legal entity.
[7]	Represents obligations of Toys "R" Us, Inc. and Toys-Delaware.
[8]	Represents obligations of the Parent Company and Toys-Delaware.
[9]	Current portion of Long-term debt as of January 29, 2011 was comprised of $503 million of the 7.625% notes, which were redeemed on June 24, 2011.
[10]	On June 24, 2011, the Parent Company received funds from Toys-Delaware from the net proceeds from the Incremental Secured Term Loan along with borrowings under the ABL Facility to redeem the outstanding principal amount of the 7.625% notes due fiscal 2011.

Summary of Parent Company's Long-Term Debt (Parenthetical) (Detail)	Jul. 28, 2012	Jan. 28, 2012	Jul. 30, 2011	Jan. 29, 2011
7.625% notes, due fiscal 2011
Debt Instrument [Line Items]
Debt, stated interest rate (percent)		7.63%		7.63%
7.875% senior notes, due fiscal 2013
Debt Instrument [Line Items]
Debt, stated interest rate (percent)	7.88%	7.88%	7.88%	7.88%
7.375% senior notes, due fiscal 2018
Debt Instrument [Line Items]
Debt, stated interest rate (percent)	7.38%	7.38%	7.38%	7.38%
8.750% debentures, due fiscal 2021
Debt Instrument [Line Items]
Debt, stated interest rate (percent)	8.75%	8.75%	8.75%	8.75%
Parent company | 7.625% notes, due fiscal 2011
Debt Instrument [Line Items]
Debt, stated interest rate (percent)		7.63%		7.63%
Parent company | 7.875% senior notes, due fiscal 2013
Debt Instrument [Line Items]
Debt, stated interest rate (percent)		7.88%		7.88%
Parent company | 7.375% senior notes, due fiscal 2018
Debt Instrument [Line Items]
Debt, stated interest rate (percent)		7.38%		7.38%
Parent company | 8.750% debentures, due fiscal 2021
Debt Instrument [Line Items]
Debt, stated interest rate (percent)		8.75%		8.75%

Debt - Additional Information (Detail) In Millions, unless otherwise specified	3 Months Ended		6 Months Ended		12 Months Ended																	12 Months Ended							12 Months Ended
	Jul. 28, 2012 USD ($)	Jul. 30, 2011 USD ($)	Jul. 28, 2012 USD ($)	Jul. 30, 2011 USD ($)	Jan. 28, 2012 USD ($)	Jan. 29, 2011 USD ($)	Jan. 30, 2010 USD ($)	Jan. 28, 2012 7.625% notes, due fiscal 2011	Jan. 29, 2011 7.625% notes, due fiscal 2011	Jul. 28, 2012 8.750% debentures, due fiscal 2021	Jan. 28, 2012 8.750% debentures, due fiscal 2021	Jul. 30, 2011 8.750% debentures, due fiscal 2021	Jan. 29, 2011 8.750% debentures, due fiscal 2021	Jul. 28, 2012 Toys-Japan 1.85%-2.85% loans due fiscals 2012-2016 Minimum	Jan. 28, 2012 Toys-Japan 1.85%-2.85% loans due fiscals 2012-2016 Minimum	Jul. 30, 2011 Toys-Japan 1.85%-2.85% loans due fiscals 2012-2016 Minimum	Jan. 29, 2011 Toys-Japan 1.85%-2.85% loans due fiscals 2012-2016 Minimum	Jul. 28, 2012 Toys-Japan 1.85%-2.85% loans due fiscals 2012-2016 Maximum	Jan. 28, 2012 Toys-Japan 1.85%-2.85% loans due fiscals 2012-2016 Maximum	Jul. 30, 2011 Toys-Japan 1.85%-2.85% loans due fiscals 2012-2016 Maximum	Jan. 29, 2011 Toys-Japan 1.85%-2.85% loans due fiscals 2012-2016 Maximum	Jan. 28, 2012 Parent company USD ($)	Jan. 28, 2012 Parent company HKD	Jan. 29, 2011 Parent company USD ($)	Jan. 30, 2010 Parent company USD ($)	Jan. 28, 2012 Parent company JPY (¥)	Jan. 28, 2012 Parent company 7.625% notes, due fiscal 2011	Jan. 29, 2011 Parent company 7.625% notes, due fiscal 2011 USD ($)	Jan. 28, 2012 Parent company 8.750% debentures, due fiscal 2021 USD ($)	Jan. 29, 2011 Parent company 8.750% debentures, due fiscal 2021 USD ($)	Jan. 30, 2010 Parent company 8.750% debentures, due fiscal 2021 USD ($)	Jan. 28, 2012 Parent company Toys-Japan 1.85%-2.85% loans due fiscals 2012-2016 Debt instrument guaranteed loans Minimum	Jan. 28, 2012 Parent company Toys-Japan 1.85%-2.85% loans due fiscals 2012-2016 Debt instrument guaranteed loans Maximum
Debt Instrument [Line Items]
Current portion of Long-term debt																												$ 503
Debt Instrument, Interest Rate, Stated Percentage								7.63%	7.63%	8.75%	8.75%	8.75%	8.75%	1.85%	1.85%	1.85%	1.85%	2.85%	2.85%	2.85%	2.85%						7.63%	7.63%	8.75%	8.75%		2.60%	2.80%
Long-term debt, carrying values	5,464	5,534	5,464	5,534	5,161	5,288																824		1,326
Long-term debt, fair values	5,400	5,700	5,400	5,700	5,200	5,400																789		1,351
Interest expense on debentures	103	112	215	240	442	521	447															77		133	132				2	2	2
Parent company guarantee percentage																						80.00%	80.00%
Loan																						16				1,200
Remaining guarantee percentage																						20.00%	20.00%
Future borrowings, uncommitted credit lines																						$ 28	220

Annual Maturities of Parent Company's Long-Term Debt (Detail) (USD $) In Millions, unless otherwise specified	Jan. 28, 2012
Debt Instrument [Line Items]
2013	$ 1,094
2014	48
2015	84
2016	1,020
2017 and subsequent	2,622
Parent company
Debt Instrument [Line Items]
2012	0
2013	400
2014	0
2015	0
2016	0
2017 and subsequent	422
Total	$ 822

Outstanding Derivative Contracts (Detail) (Interest Rate Caps, USD $) In Millions, unless otherwise specified	12 Months Ended
	Jan. 28, 2012	Jan. 29, 2011
1 Month USD LIBOR Not Designated 2011
Derivative Instruments [Line Items]
Effective Date	January 2011
Interest rate swap, maturity date	April 2015
Interest rate swap, notional amount	$ 500	$ 500
1 Month USD LIBOR Not Designated 2012
Derivative Instruments [Line Items]
Effective Date	January 2012
Interest rate swap, maturity date	April 2015
Interest rate swap, notional amount	500	500
Parent company | Interest Rate Contracts | 1 Month USD LIBOR Not Designated 2011
Derivative Instruments [Line Items]
Effective Date	January 2011
Interest rate swap, maturity date	April 2015
Interest rate swap, notional amount	500	500
Parent company | Interest Rate Contracts | 1 Month USD LIBOR Not Designated 2012
Derivative Instruments [Line Items]
Effective Date	January 2012
Interest rate swap, maturity date	April 2015
Interest rate swap, notional amount	500	500
Parent company | Interest Rate Contracts | 1 Month USD LIBOR Not Designated 2014
Derivative Instruments [Line Items]
Effective Date	January 2014
Interest rate swap, maturity date	April 2015
Interest rate swap, notional amount	$ 311	$ 311

Schedule I - Derivative instruments and hedging activities - Additional Information (Detail) (Foreign exchange contracts, USD $) In Millions, unless otherwise specified	Jul. 28, 2012	Jan. 28, 2012	Jul. 30, 2011	Jan. 29, 2011
Foreign exchange contracts
Derivative Instruments And Hedging Activities [Line Items]
Derivative, Net Liability Position, Aggregate Fair Value	$ 1	$ 0	$ 7	$ 2

Schedule I - Litigation and legal proceedings - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Jan. 28, 2012	Jan. 29, 2011	Jan. 30, 2010
Loss Contingencies [Line Items]
Gain related to the litigation settlement	$ 0	$ 0	$ 51
Amazon | Corporate and other
Loss Contingencies [Line Items]
Gain related to the litigation settlement			51
Parent company | Amazon | Corporate and other
Loss Contingencies [Line Items]
Gain related to the litigation settlement			$ 51

Schedule I - Dividends and capital contributions - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended										12 Months Ended				12 Months Ended
	Jan. 28, 2012	Jan. 29, 2011	Jan. 30, 2010	Jan. 28, 2012 Subsidiary of common parent	Jan. 29, 2011 Subsidiary of common parent	Jan. 30, 2010 Subsidiary of common parent	Jan. 28, 2012 Toys R Us Property Company I, LLC	Jan. 30, 2010 Toys R Us Property Company I, LLC	Jan. 28, 2012 Toys Labuan Holdings Limited	Oct. 31, 2011 Toys Labuan Holdings Limited	Jan. 29, 2011 TRU Japan Holdings 2, LLC (Holdings 2)	Jan. 30, 2010 TRU Japan Holdings 2, LLC (Holdings 2)	Jan. 28, 2012 7.625% notes, due fiscal 2011	Jan. 29, 2011 7.625% notes, due fiscal 2011	Jan. 28, 2012 7.625% notes, due fiscal 2011 Toys-Delaware	Jan. 28, 2012 10.75% Senior unsecured notes due fiscal 2017 Toys R Us Property Company I, LLC
Schedule of Investments [Line Items]
Dividends received from subsidiaries				$ 676	$ 180	$ 158	$ 25
Repayment of notes															519
Debt, stated interest rate (percent)													7.63%	7.63%		10.75%
Cash distributions from its property subsidiaries	4	14	7
Non-cash dividend received	63
Capital contribution						47		142	79		21	66
Ownership interest									70.00%	70.00%
Additionally purchased ownership interests											9.00%	28.00%
Repayments of secured real estate loans by subsidiary						$ 200